     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 30, 1997
                                                  REGISTRATION NO. 333-11131
                                                                        811-5338
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              -----------------


                                    FORM N-4

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                                                                             [X]

                         PRE-EFFECTIVE AMENDMENT NO.
                                                                             [_]

                         POST-EFFECTIVE AMENDMENT NO. 1
                                                                         [X]

                                      AND

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                                                                             [_]

                              AMENDMENT NO. 18
                                                                             [X]

                        THE NEW ENGLAND VARIABLE ACCOUNT
                           (EXACT NAME OF REGISTRANT)


                      METROPOLITAN LIFE INSURANCE COMPANY
                              (NAME OF DEPOSITOR)

                  ONE MADISON AVENUE, NEW YORK, NEW YORK 10010
              (ADDRESS OF DEPOSITOR'S PRINCIPAL EXECUTIVE OFFICES)
                  DEPOSITOR'S TELEPHONE NUMBER: (212) 578-5364




NAME AND ADDRESS OF AGENT FOR SERVICE:  COPY TO:

Gary A. Beller, Esq.                    Stephen E. Roth, Esquire
Metropolitan Life Insurance Company     Sutherland, Asbill & Brennan, L.L.P.
One Madison Avenue                      1275 Pennsylvania Avenue, N.W.
New York, New York 10010                Washington, D.C. 20004-2404




It is proposed that this filing will become effective (check appropriate box)

  [_] immediately upon filing pursuant to paragraph (b) of Rule 485
  [X] on May 1, 1997 pursuant to paragraph (b) of Rule 485
  [_] 60 days after filing pursuant to paragraph (a)(1) of Rule 485
  [_] on May 1, 1997 pursuant to paragraph (a)(1) of Rule 485
  [_] 75 days after filing pursuant to paragraph (a)(2) of Rule 485
  [_] on (date) pursuant to paragraph (a)(2) of Rule 485

Registrant has registered an indefinite number of securities under the Securities Act of 1933 in accordance with Rule 24f-2 under the Investment Company Act of 1940, as amended. Registrant filed a notice on Form 24f-2 on February 27, 1997.
================================================================================

                             CROSS REFERENCE SHEETS

  Between information contained in the Prospectus and Statement of Additional Information and the Required Items of Form N-4.




FORM N-4                                               CAPTION IN STATEMENT OF
ITEM NO.  CAPTION IN PROSPECTUS                         ADDITIONAL INFORMATION
--------  ---------------------                        -----------------------
   1      Cover Page

   2      Glossary of Special Terms used in this
          Prospectus

   3      Highlights; Expense Table

   4      Accumulation Unit Values

   5      The Company; The Variable Account;
          Investments of the Variable Account-New
          England Zenith Fund; Investments of the
          Variable Account-Variable Insurance
          Products Fund; Administration Charges,
          Contingent Deferred Sales Charge and Other
          Deductions; Voting Rights

   6      Administrative Charges, Contingent Deferred
          Sales Charge and Other Deductions

   7      The Contracts; Investments of the Variable
          Account- Substitution of Investments;
          Annuity Payments; The Fixed Account;
          Guaranteed Option

   8      Annuity Payments; Amount of Variable
          Annuity Payments

   9      The Contracts

  10      The Contracts; Cover Page                    Net Investment Factor

  11      The Contracts-Loan Provision for Certain
          Tax-Benefited Retirement Plans

  12      Retirement Plans Offering Federal Tax
          Benefits; Federal Income Tax
          Status-Taxation of the Contracts

  13      Inapplicable

  14      Table of Contents of Statement of
          Additional Information

  15                                                   Cover Page

  16                                                   Table of Contents

  17                                                   History

  18                                                   Services Relating to the
                                                        Variable
                                                        Account and the
                                                        Contracts

  19      Administration Charges, Contingent Deferred
          Sales Charge and Other Deductions

  20                                                   Services Relating to the
                                                        Variable
                                                        Account and the
                                                        Contracts

 21(b)                                                 Calculation of
                                                        Performance Data

  22                                                   Annuity Payments

  23                                                   Financial Statements

This filing contains two versions of the prospectus for the Zenith Accumulator Variable Annuity contract. The first version is a complete prospectus containing information updated through May 1, 1997. In Puerto Rico, this version is used with the supplement dated May 1, 1997, included herewith, that addresses Puerto Rico tax issues. The second version of the prospectus is in the form of a supplement dated May 1, 1997 designed to supplement the May 1, 1996 prospectus, as supplemented August 30, 1996. The second version is intended to be distributed to existing contract owners who have received the May 1, 1996 prospectus. The May 1, 1996 prospectus is incorporated herein by reference to the Rule 497 filing made under File No. 33-17377. The August 30, 1996 supplement is incorporated herein by reference to the Rule 497 filing made under File No. 333-11131.

                               ZENITH ACCUMULATOR

                     INDIVIDUAL VARIABLE ANNUITY CONTRACTS
                                   ISSUED BY
                    METROPOLITAN LIFE INSURANCE COMPANY

                          SUPPLEMENT DATED MAY 1, 1997
                        TO PROSPECTUS DATED MAY 1, 1997

  The Puerto Rico Internal Revenue Code of 1994, as amended (the "PR Code") provides the following tax treatment for the Zenith Accumulator Individual Variable Annuity Contracts ("the Contracts") to be issued to Contract Owners in the Commonwealth of Puerto Rico. The contracts will not be offered in Puerto Rico as individual retirement annuities ("IRAs").

  1. GENERAL TAX TREATMENT OF ANNUITIES

  For Puerto Rico tax purposes, amounts received as an annuity under an annuity contract are defined as amounts (determined based on a computation with reference to life expectancy and mortality tables) received in periodical installments and payable over a period longer than one year from the annuity starting date.

  Annuity payments generally have two elements: a part that constitutes a return of the annuity's cost (return of capital) and a part that constitutes income.

  From each annuity payment received, taxpayers must include in their gross income for income tax purposes the lower of (a) the annuity payments received during the taxable year, or (b) 3% of the aggregate premiums or consideration paid for the annuity divided by 12 and multiplied by the number of months in respect to which the installment is paid. The excess over the 3% is excluded from gross income until the aggregate premiums or consideration is recovered.

  Once the annuity's cost has been fully recovered, all of the annuity payment constitutes taxable income. There is no penalty tax on early distributions from annuity contracts.

  If a payment is received in a lump sum, the annuity's cost is recovered tax free and the remainder constitutes taxable income.

  2. A VARIABLE ANNUITY CONTRACT UNDER NONQUALIFIED PLANS

  A variable annuity contract may be purchased by an employer for an employee under a nonqualified stock bonus, pension, profit sharing or annuity plan. The employer may purchase the variable annuity contract and transfer it to a trust created under the terms of the nonqualified plan or can make contributions to the nonqualified trust in order to provide [a] variable annuity contract[s] for his employees.

  The purchase payments paid or the employer's contributions made to a trust under a plan during a taxable year of the employer which ends within or with a taxable year of the trust, shall be included in the gross income of the employee, if his beneficial interest in the employer's contributions is nonforfeitable at the time the contribution is made. An employee's beneficial interest in the contributions is nonforfeitable if there is no contingency under the plan which may cause the employee to lose his rights in the contribution.

  When the contributions are included in the employee's gross income, they are considered part of the consideration paid by him for the annuity. Thus, the amounts so contributed by the employer shall constitute consideration paid by the employee which is taken into account for purposes of determining the taxable amount of each annuity payment received.

  The contributions paid by the employer to or under the nonqualified plan for providing retirement benefits to the employees under an annuity or insurance contract are deductible in the taxable year when paid if the employee's rights to or derived from such employer's contribution are nonforfeitable at the time the contribution is made.

  If an amount is paid on behalf of the employee during the taxable year but the rights of the employee therein are forfeitable at the time the amount is paid, no employer deduction is allowable for such amount for any taxable year.

  A nonqualified plan may not be subject to certain rules which apply to a qualified plan such as rules regarding participation, vesting and funding. Thus, nonqualified annuity plans may be used by an employer to provide additional benefits to key employees.

  Since a nonqualified trust is not tax-exempt, the trust itself will be taxable on the income of the trust assets.

  3. A VARIABLE ANNUITY CONTRACT UNDER A QUALIFIED PLAN

  A variable annuity contract may be purchased by an employer for an employee under a qualified pension, profit-sharing, stock bonus, annuity, or a cash or deferred arrangement ("CODA") plan established pursuant to Section 165 of the Puerto Rico Income Tax Code of 1954 (the "PRITA") or Section 1165 of the PR Code. The employer has two alternatives: Purchase the annuity contract and transfer the same to the trust under the plan or make contributions to a trust under a qualified plan for the purpose of providing an annuity contract for an employee.

  Qualified plans must comply with the requirements of Section 165(a) of the PRITA or Section 1165(a) of the PR Code which include, among others, certain participation requirements.

  The trust created under the qualified plan is exempt from tax on its investment income.

  a. Contributions

  The employer is entitled, in determining its net taxable income, to claim a current income tax deduction for contributions made to the trust created under the terms of a qualified plan. However, statutory limitations on the deductibility of contributions made to the trust under a qualified plan limit the amount of funds that may be contributed each year.

  b. Distributions

  The amount paid by the employer towards the purchase of the variable annuity contract or contributed to the trust for providing variable annuity contracts for the employees is not required to be included in the income of the employee. However, any amount received or made available to the employee under the qualified plan is includible in the gross income of the employee in the taxable year in which received or made available.

  In such case, the amount paid or contributed by the employer shall not constitute consideration paid by the employee for the variable annuity contract for purposes of determining the amount of annuity payments required to be included in the employee's gross income. Thus, amounts actually distributed or made available to any employee under the qualified plan shall be included in their entirety in the employee's gross income.

  Lump-sum proceeds from a qualified plan distributed on account of the employee's separation from service may receive long term capital gain treatment and will be taxed at a maximum rate of 20%.

  The PR Code does not impose a penalty tax in cases of early (premature) distributions from a qualified plan.

  c. Rollover

  Deferral of the recognition of income continues upon the receipt of a distribution by a participant from a qualified plan, if the total distribution is contributed to another qualified retirement plan or individual retirement account ("IRA") for the employee's benefit no later than sixty (60) days after the distribution.

  4. A VARIABLE ANNUITY CONTRACT UNDER A KEOGH PLAN

  A variable annuity contract may be purchased for purposes of funding a self employed retirement plan under Section 165(f) of the PRITA or Section 1165(f) of the PR Code. This plan is commonly known as a Keogh plan or an HR 10 plan.

  This plan permits self-employed individuals and owner-employees to adopt pension plans, profit sharing plans or annuity plans for themselves and their employees. A self-employed individual is any individual who carries on a trade or business as a sole proprietor, an independent contractor or anyone who is in business for himself or herself.

  An owner-employee is any individual who owns all of an unincorporated business or, in the case of a corporation of individuals or a special partnership under Supplement P of the PRITA or Subchapter K of the PR Code, is a shareholder or a partner owning more than 10% of the interest in capital or profits.

  Similar to a qualified plan, the variable annuity contract may be purchased and be transferred to a trust, or contributions may be made to the trust for the purpose of providing an annuity contract for the trust beneficiaries.

  a. Contributions

  A tax deduction may be claimed for contributions made to the plan. As in other qualified plans, contributions to the plan are subject to certain statutory limits. The limit on the deduction depends on the type of plan selected.

  Such contributions and the income generated from them are not taxable to the owner-employee, his employees or to the self-employed individual until the funds are distributed or made available to them.

  The investment income generated from the contributions made to the plan which are held in a qualified trust is tax exempt to the trust.

  b. Distributions

  Distributions made under a qualified self-employed retirement plan will be subject to the rules described under 3(b) and (c) above.

                               ZENITH ACCUMULATOR

                     Individual Variable Annuity Contracts

                                   Issued By

                      Metropolitan Life Insurance Company

                               One Madison Avenue

                            New York, New York 10010

                               Designated Office:

                       New England Life Insurance Company

                              501 Boylston Street

                          Boston, Massachusetts 02116

                                 (617) 578-2000

  This prospectus offers individual flexible and single purchase payment variable annuity contracts (the "Contracts") that are currently intended for individual use, for use with certain retirement plans that qualify for tax benefited treatment under the Internal Revenue Code (the "Code"), and for use with plans and trusts not qualifying under the Code for tax benefited treatment. The Contracts are no longer being offered for use with Section 403(b) plans subject to ERISA and are available only on a limited basis to Section 401(k) plans. See "Retirement Plans Offering Federal Tax Benefits" for more information. All purchase payments made under the Contracts may be allocated to The New England Variable Account (the "Variable Account"), a separate investment account of Metropolitan Life Insurance Company ("MetLife" or the "Company").

  Assets of the Variable Account are invested in shares of certain Series of the New England Zenith Fund and certain portfolios of the Variable Insurance Products Fund (collectively, the "Eligible Funds"). See "Investments of the Variable Account." The owner of a Contract chooses the Eligible Funds in which the purchase payments are invested and may change the choice of Eligible Funds at any time. Any one or a combination of the following Eligible Funds may be selected, within limits:




Loomis Sayles Small Cap        Loomis Sayles Avanti    Salomon Brothers
 Series                         Growth Series           Strategic Bond
Morgan Stanley International   Davis Venture Value      Opportunities Series
 Magnum Equity Series           Series                 Back Bay Advisors Bond
Overseas Portfolio             Westpeak Growth and      Income Series
Alger Equity Growth Series      Income Series          Salomon Brothers U.S.
Capital Growth Series          Equity-Income            Government Series
                                Portfolio              Back Bay Advisors Money
                               Loomis Sayles Balanced   Market Series
                                Series



  A Fixed Account option is also available in states that have approved this option. (See "The Fixed Account" for more information.)

  SPECIAL LIMITS APPLY TO TRANSFERS OF CONTRACT VALUE TO AND FROM THE FIXED
  -------------------------------------------------------------------------
ACCOUNT.
--------

  This prospectus sets forth concisely the information about the Contracts that a prospective investor ought to know before investing. The prospectus should be read carefully and retained for future reference.

  Certain additional information about the Contracts is contained in a Statement of Additional Information dated May 1, 1997, as it may be supplemented from time to time, which has been filed with the Securities and Exchange Commission and is incorporated herein by reference. The Table of Contents of the Statement of Additional Information appears on page A-48 of this prospectus. The Statement of Additional Information is available without charge and may be obtained by writing to New England Securities Corporation ("New England Securities"), 399 Boylston St., Boston, Massachusetts 02116 or telephoning 1-800-356-5015.

  New England Securities, an indirect subsidiary of the Company, serves as principal underwriter for the Variable Account.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

  THIS PROSPECTUS IS NOT VALID UNLESS IT IS ACCOMPANIED OR PRECEDED BY CURRENT PROSPECTUSES FOR THE NEW ENGLAND ZENITH FUND AND THE VARIABLE INSURANCE PRODUCTS FUND. THIS PROSPECTUS SHOULD BE RETAINED FOR FUTURE REFERENCE.

  AN INVESTMENT IN THE CONTRACT IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION AND IS NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND INVOLVES RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

                THE DATE OF THIS PROSPECTUS IS MAY 1, 1997.

                               TABLE OF CONTENTS
                                       OF
                                 THE PROSPECTUS




                                                                          PAGE
                                                                         ------
GLOSSARY OF SPECIAL TERMS USED IN THIS PROSPECTUS  . . . . . . . . . .     A-4
HIGHLIGHTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     A-6
EXPENSE TABLE  . . . . . . . . . . . . . . . . . . . . . . . . . . . .     A-9
ACCUMULATION UNIT VALUES . . . . . . . . . . . . . . . . . . . . . . .    A-14
HOW THE CONTRACT WORKS . . . . . . . . . . . . . . . . . . . . . . . .    A-16
THE COMPANY. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    A-17
THE VARIABLE ACCOUNT . . . . . . . . . . . . . . . . . . . . . . . . .    A-17
INVESTMENTS OF THE VARIABLE ACCOUNT  . . . . . . . . . . . . . . . . .    A-17
 New England Zenith Fund . . . . . . . . . . . . . . . . . . . . . . .    A-17
 Variable Insurance Products Fund  . . . . . . . . . . . . . . . . . .    A-19
 Investment Advice . . . . . . . . . . . . . . . . . . . . . . . . . .    A-19
 Substitution of Investments . . . . . . . . . . . . . . . . . . . . .    A-20
GUARANTEED OPTION  . . . . . . . . . . . . . . . . . . . . . . . . . .    A-20
THE CONTRACTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . .    A-20
 Purchase Payments . . . . . . . . . . . . . . . . . . . . . . . . . .    A-20
 Allocation of Purchase Payments . . . . . . . . . . . . . . . . . . .    A-21
 Contract Value and Accumulation Unit Value  . . . . . . . . . . . . .    A-21
 Payment on Death Prior to Annuitization . . . . . . . . . . . . . . .    A-22
 Transfer Privilege  . . . . . . . . . . . . . . . . . . . . . . . . .    A-24
 Dollar Cost Averaging . . . . . . . . . . . . . . . . . . . . . . . .    A-24
 Surrenders  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    A-25
 Systematic Withdrawals  . . . . . . . . . . . . . . . . . . . . . . .    A-25
 Loan Provision for Certain Tax Benefited Retirement Plans . . . . . .    A-26
 Disability Benefit Rider  . . . . . . . . . . . . . . . . . . . . . .    A-28
 Suspension of Payments  . . . . . . . . . . . . . . . . . . . . . . .    A-28
 Ownership Rights  . . . . . . . . . . . . . . . . . . . . . . . . . .    A-28
 Requests and Elections  . . . . . . . . . . . . . . . . . . . . . . .    A-29
 Ten Day Right to Review . . . . . . . . . . . . . . . . . . . . . . .    A-29
ADMINISTRATION CHARGES, CONTINGENT DEFERRED SALES CHARGE AND OTHER
 DEDUCTIONS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    A-29
 Administration Charges  . . . . . . . . . . . . . . . . . . . . . . .    A-30
 Mortality and Expense Risk Charge . . . . . . . . . . . . . . . . . .    A-30
 Contingent Deferred Sales Charge  . . . . . . . . . . . . . . . . . .    A-30
 Premium Tax Charges . . . . . . . . . . . . . . . . . . . . . . . . .    A-32
 Other Expenses  . . . . . . . . . . . . . . . . . . . . . . . . . . .    A-32
 Charges Under Contracts Purchased by Exchanging a Fund I or Preference
 Contract. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    A-32
ANNUITY PAYMENTS . . . . . . . . . . . . . . . . . . . . . . . . . . .    A-33
 Election of Annuity . . . . . . . . . . . . . . . . . . . . . . . . .    A-33
 Annuity Options . . . . . . . . . . . . . . . . . . . . . . . . . . .    A-33
AMOUNT OF VARIABLE ANNUITY PAYMENTS  . . . . . . . . . . . . . . . . .    A-35
 Minimum Annuity Payments  . . . . . . . . . . . . . . . . . . . . . .    A-35
 Proof of Age, Sex and Survival  . . . . . . . . . . . . . . . . . . .    A-36
RETIREMENT PLANS OFFERING FEDERAL TAX BENEFITS . . . . . . . . . . . .    A-36
FEDERAL INCOME TAX STATUS  . . . . . . . . . . . . . . . . . . . . . .    A-36
 Tax Status of the Company and the Variable Account  . . . . . . . . .    A-37
 Taxation of the Contracts . . . . . . . . . . . . . . . . . . . . . .    A-37
 Special Rules for Annuities Purchased for Annuitants Under Retirement
  Plans Qualifying for Tax Benefited Treatment . . . . . . . . . . . .    A-37
 Special Rules for Annuities Used by Individuals or with Plans and
  Trusts Not Qualifying Under the Code for Tax Benefited Treatment . .    A-40
 Tax Withholding . . . . . . . . . . . . . . . . . . . . . . . . . . .    A-41

                                                                         PAGE
                                                                        ------
VOTING RIGHTS . . . . . . . . . . . . . . . . . . . . . . . . . . . .    A-41
DISTRIBUTION OF CONTRACTS . . . . . . . . . . . . . . . . . . . . . .    A-42
THE FIXED ACCOUNT . . . . . . . . . . . . . . . . . . . . . . . . . .    A-42
 General Description of the Fixed Account . . . . . . . . . . . . . .    A-43
 Contract Value and Fixed Account Transactions  . . . . . . . . . . .    A-43
FINANCIAL STATEMENTS  . . . . . . . . . . . . . . . . . . . . . . . .    A-44
INVESTMENT EXPERIENCE INFORMATION . . . . . . . . . . . . . . . . . .    A-44
APPENDIX A: CONSUMER TIPS . . . . . . . . . . . . . . . . . . . . . .    A-46
APPENDIX B: PREMIUM TAX . . . . . . . . . . . . . . . . . . . . . . .    A-47

               GLOSSARY OF SPECIAL TERMS USED IN THIS PROSPECTUS

  ACCOUNT. A sub-account of the Variable Account or the Fixed Account.

  ACCUMULATION UNIT. An accounting device used to calculate the Contract Value prior to the Maturity Date.

  ACCUMULATION UNIT VALUE. The value of an Accumulation Unit, determined as of the close of regular trading on the New York Stock Exchange on each day the Exchange is open. The Accumulation Unit Value of a sub-account reflects the net investment experience of the underlying Eligible Fund and daily deductions for the Mortality and Expense Risk Charge and Administration Asset Charge.

  ADMINISTRATION ASSET CHARGE. A charge deducted daily from the assets of each sub-account of the Variable Account. On an annualized basis, the charge equals
 .40% of daily net assets.

  ADMINISTRATION CONTRACT CHARGE. A $30 charge deducted annually from the Contract Value.

  ANNUITANT. The person on whose life the Contract is issued.

  ANNUITIZATION. Application of proceeds under the Contract to an annuity option on the Maturity Date or upon an earlier surrender of the Contract.

  ANNUITY UNIT. An accounting device used to calculate the dollar amount of annuity payments.

  BENEFICIARY. The person designated to receive any benefits under a Contract if the Annuitant dies before the Maturity Date.

  CONTINGENT DEFERRED SALES CHARGE. A charge deducted upon certain full and partial surrenders and applications of Contract proceeds to certain annuity payment options prior to the Maturity Date.

  CONTRACT DATE. The date shown as the Contract Date in the Contract.

  CONTRACT OWNER. The person so designated in the application or as subsequently changed.

  CONTRACT VALUE. On or before annuitization, the value obtained by multiplying the number of Accumulation Units credited to the Contract by the appropriate current Accumulation Unit Value. Under Contracts that permit Contract loans, the Contract Value also includes the amount of Contract Value transferred to the Company's general account as a result of a loan and any interest credited on that amount. Under Contracts with the Fixed Account option, the Contract Value also includes the amount of Contract Value allocated to the Fixed Account.

  CONTRACT YEAR. A twelve month period commencing with the Contract Date and with each Contract anniversary thereafter.

  DEATH PROCEEDS (PRIOR TO ANNUITIZATION). The amount payable by the Company prior to annuitization, upon receipt of due proof of death of the Contract Owner and election of payment. The Death Proceeds are guaranteed to be no less than the purchase payments made, adjusted for any previous surrenders. The Death Proceeds will be reduced by the amount of any outstanding Contract loan plus accrued interest.

  DESIGNATED OFFICE. The Company's Designated Office for receipt of purchase payments, loan repayments, requests and elections, and communications regarding death of the Annuitant is New England Life Insurance Company, located at 501 Boylston Street, Boston, Massachusetts 02116, (617) 578-2000.

  ELIGIBLE FUNDS. The mutual fund portfolios in which the Variable Account invests. Eligible Funds currently available consist of twelve Series of the New England Zenith Fund and two Portfolios of the Variable Insurance

Products Fund. Purchase payments applied to the Variable Account may be invested in shares of one or more of these Series and Portfolios, as described in "Investments of the Variable Account."

  FIXED ACCOUNT. A part of the Company's general account to which net purchase payments may be allocated under certain Contracts. The Fixed Account provides guarantees of principal and interest. Special limits apply to transfers of
                                      ------------------------------------
Contract Value to and from the Fixed Account. See "Contract Value and Fixed
---------------------------------------------
Account Transactions."

  MATURITY DATE. The date on which annuity payments are to commence, as stated in the application or as subsequently deferred.

  MORTALITY AND EXPENSE RISK CHARGE. A charge deducted daily from the assets of each sub-account of the Variable Account to compensate the Company for assuming certain mortality and expense risks under the Contracts. On an annualized basis, the charge equals .95% of daily net assets.

  NET PURCHASE PAYMENT. A purchase payment, less any premium tax and any premium for the disability benefit rider, if applicable, deducted before allocation to the accounts.

  PAYEE. Any person or entity entitled to receive payment in one sum or under an annuity payment option. The term includes (i) an Annuitant, (ii) a Beneficiary or contingent Beneficiary who becomes entitled to payments upon death of the Annuitant, and (iii) in the event of surrender or partial surrender of the Contract, the Contract Owner.

  PREMIUM TAX. A tax charged by a state on purchase payments.

  PURCHASE PAYMENTS. Amounts paid to the Company for investment in the Contract.

  SYSTEMATIC WITHDRAWALS. A method of distributing your Contract Value which involves a series of partial surrenders.

  TEN DAY RIGHT TO REVIEW. Within 10 days of your receipt of an issued Contract you may return it to the Company or its agent for cancellation. Upon cancellation of the Contract, the Company will refund all your purchase payments (or, if required by state law, the Contract Value plus any premium taxes deducted from the purchase payments).

  VARIABLE ACCOUNT. A separate investment account of the Company designated as The New England Variable Account. The Variable Account is divided into sub-accounts, each of which invests in shares of one of the Eligible Funds.

  VARIABLE ANNUITY. An annuity providing for payments varying in amount in accordance with the investment experience of the assets of a separate investment account.

                                   HIGHLIGHTS

  This prospectus describes Contracts under which net purchase payments are allocated to the Variable Account. If the Fixed Account is available under your Contract, you may allocate net purchase payments or transfer all or part of your Contract Value to that account. For a description of the Fixed Account, the rules regarding transactions which involve the Fixed Account (such as special
                                                                      -------
restrictions on transfers of Contract Value to and from the Fixed Account), and
-------------------------------------------------------------------------
the way in which the Fixed Account affects the Contract Value, see "The Fixed Account." You should review "The Fixed Account" carefully before allocating purchase payments or Contract Value to that account.

TAX DEFERRED VARIABLE ANNUITIES:

  Taxation of earnings under variable annuities is generally deferred until amounts are withdrawn or distributions are made. The deferral of taxes on earnings under variable annuities is designed to encourage long-term personal savings and supplemental retirement plans.

THE CONTRACT:

  The Zenith Accumulator is a variable annuity that provides for variable payments to commence at the Maturity Date. The Contract Owner may, however, surrender the Contract and apply the proceeds to an annuity payment option at an earlier date. Annuity payments generally are made on a monthly basis and will vary in amount according to the annuity payment option selected and the investment results of the underlying Eligible Fund(s). (See "Annuity Payments.")


PURCHASE PAYMENTS:

  Under current rules, the minimum initial purchase payment for flexible payment Contracts issued in connection with tax-benefited retirement plans other than individual retirement accounts under Section 408(a) of the Code or individual retirement annuities under Section 408(b) of the Code (both referred to as "IRAs") is $50. For flexible payment Contracts issued in connection with IRAs, the Company currently requires a minimum initial purchase payment of $2,000, although the Company requires a minimum initial payment of $100 if monthly payments are to be withdrawn from your bank checking account or TNE Cash Management Account, a service known as the Master Service Account arrangement ("MSA"). For all other flexible payment Contracts, the minimum initial purchase payment is $5,000, although the Company requires a minimum initial payment of $100 if monthly payments are to be made through MSA. The Company may consent to lower initial purchase payments in certain situations. Additional purchase payments must be at least $25, although the Company currently requires minimum additional purchase payments to be at least $50 if they are made through a group billing arrangement (also known as a "list-bill" arrangement) and $100 per month if they are made through MSA. The Company reserves the right to limit the amount of purchase payments in any Contract Year. Except with the consent of the Company, the minimum purchase payment for a single payment Contract is $2,000 for Contracts issued in connection with IRAs and $5,000 for all other Contracts, and the maximum purchase payment for a single payment Contract is $1,000,000. (See "Purchase Payments.")

OWNERSHIP:

  The Contracts may be purchased and owned by the Annuitant, the employer, a trust, a custodian or any entity specified in an eligible employee benefit plan, except that where a Contract is issued under Section 408(b) or, generally, under
Section 403(b) of the Code, the Contract Owner must be the Annuitant. The Contracts are currently intended for use with the following retirement plans which offer Federal tax benefits; plans qualified under Section 401(a) or 403(a) of the Code ("Qualified Plans"), certain annuity plans under Section 403(b) of the Code ("TSA Plans"), IRAs, simplified employee pension plans and salary reduction simplified employee pension plans under Section 408(k) of the Code ("SEPs" and "SARSEPs"), eligible deferred compensation plans under Section 457 of the Code ("Section 457 Plans"), and governmental plans within the meaning of
Section 414(d) of the Code

("Governmental Plans"). See "Retirement Plans Offering Federal Tax Benefits." The Contracts are only available on a limited basis to plans qualified under
Section 401(k) of the Code and are no longer being offered to TSA Plans subject to ERISA. See "Retirement Plans Offering Federal Tax Benefits."

  The Company relies on instructions from trustees and custodians who, as Contract Owners, may exercise certain rights under the Contracts on behalf of plan participants. In any event, references to "you" in this prospectus refer to the Contract Owner or to plan participants who may be entitled to instruct their trustee or custodian with regard to the exercise of these rights. (See "Ownership Rights.")

INVESTMENT OPTIONS:

  You may allocate net purchase payments to the Eligible Funds or to the Fixed Account (if available under your Contract). Your Contract Value may be distributed among no more than 10 accounts (including the Fixed Account) at any time.

  You may change the Eligible Fund(s) in which you invest future purchase payments. It is the Company's position that, under current tax law, you may also transfer Contract Value between Eligible Funds without incurring federal income tax consequences. (See "Requests and Elections" and "Transfer Privilege.") Currently the Company allows 12 transfers free of charge per Contract Year prior to annuitization. Additional transfers are subject to a charge of $10 per transfer. After variable annuity payments begin, you may make one transfer per year without the consent of the Company. The amount of Contract Value transferred must be a minimum of $25 (or, if less, the amount of Contract Value held in the sub-account from which the transfer is made). Special limits apply to transfers of Contract Value to and from the Fixed Account. See "The Fixed Account" for a description of transfers involving that account.

CHARGES:

  No sales charges are deducted from purchase payments before they are invested in the Contract. In certain states, applicable state premium taxes are deducted from purchase payments. Where state law requires, the Company deducts premium taxes from Contract Value at the date annuity payments commence. (See "Premium Tax Charges.") As compensation for its assumption of mortality and expense risks, the Company deducts an amount equal to an annual rate of .95% of the daily net assets of the Variable Account. The Company deducts an amount equal to an annual rate of .40% of the daily net assets of the Variable Account for administrative expenses and also imposes an annual administrative charge of $30 against each Contract.

  A Contingent Deferred Sales Charge will be imposed on certain full and partial surrenders and applications of proceeds to certain annuity payment options prior to the Maturity Date. (See "Administration Charges, Contingent Deferred Sales Charge and Other Deductions.") In no event will the total Contingent Deferred Sales Charge exceed 8% of the first $50,000 of purchase payments made under the Contract and 6.5% of the amount of purchase payments in excess of $50,000.

TEN DAY RIGHT TO REVIEW:

  Within 10 days (or more where required by applicable state insurance law) of your receipt of a Contract you may return it to the Company at its Designated Office for cancellation. The Company will refund all purchase payments made under the Contract (or, if required by state law or regulation, the Contract Value plus any premium taxes deducted from the purchase payments). (See "Ten Day Right to Review.")

PAYMENT ON DEATH PRIOR TO ANNUITIZATION:

  The Contract provides a payment to the Beneficiary if the Annuitant dies prior to annuitization. The amount provided to the Beneficiary is guaranteed not to be less than the purchase payments made under the Contract

(adjusted for previous surrenders and reduced by any outstanding Contract loan balance). (See "Payment on Death
Prior to Annuitization.")

SURRENDERS:

  Surrenders of the Contract for all or a portion of the Contract Value are generally permitted upon written request at any time prior to annuitization so long as, after a partial surrender, the remaining Contract Value is at least $500. (See "Surrenders." Special rules apply if the Contract is subject to a loan.) The Federal tax laws impose penalties upon, and in some cases prohibit, certain premature distributions from the Contracts before or after the date on which the annuity payments are to begin. (See "Federal Income Tax Status.") A Contingent Deferred Sales Charge will be imposed in connection with certain Contract surrenders and applications of proceeds to certain annuity payment options prior to the Maturity Date. Up to 10% of the Contract Value may be surrendered without sales charge in any one Contract Year. (See "Administration Charges, Contingent Deferred Sales Charge and Other Deductions" for more information.)


-----------------------------------------------------------------------------

                                 EXPENSE TABLE

                                VARIABLE ACCOUNT



CONTRACT OWNER TRANSACTION EXPENSES(1)
     Sales Charge Imposed on Purchases (as a percentage
      of purchase payments) . . . . . . . . . . . . . .            0%
     Maximum Contingent Deferred Sales Charge(2) (as a     8% of first $50,000
      percentage of total purchase payments)  . . . . .      6.5% of excess
     Transfer Fee(3)  . . . . . . . . . . . . . . . . .            $ 0
ANNUAL CONTRACT FEE
     Administration Contract Charge (per Contract)(4) .            $30
SEPARATE ACCOUNT ANNUAL EXPENSES(5)
(as percentage of average net assets) . . . . . . . . .
     Mortality and Expense Risk Charge  . . . . . . . .            .95%
     Administration Asset Charge  . . . . . . . . . . .            .40%

           Total Separate Account Annual Expenses . . .           1.35%



                            NEW ENGLAND ZENITH FUND

OPERATING EXPENSES FOR THE YEAR ENDED DECEMBER 31, 1996
 (AS A PERCENTAGE OF AVERAGE NET ASSETS AFTER CURRENT EXPENSE CAP OR EXPENSE DEFERRAL) (6)






                        LOOMIS                                         LOOMIS
                        SAYLES  MORGAN STANLEY                         SAYLES   DAVIS     WESTPEAK
                        SMALL   INTERNATIONAL   ALGER EQUITY  CAPITAL  AVANTI  VENTURE     GROWTH
                         CAP    MAGNUM EQUITY      GROWTH     GROWTH   GROWTH   VALUE    AND INCOME
                        SERIES      SERIES         SERIES     SERIES   SERIES  SERIES      SERIES
                        ------  --------------  ------------  -------  ------  -------  ------------
Management Fee  . . .   1.00%        .90%           .74%       .63%     .70%    .75%        .70%
Other Expenses  . . .      0%        .40%           .16%       .06%     .15%    .15%        .15%
                        ----        ----            ---        ---      ---     ---         ---
  Total Series
    Operating
    Expenses  . . . .   1.00%       1.30%           .90%       .69%     .85%    .90%        .85%






                                     SALOMON
                                    BROTHERS     BACK BAY   SALOMON     BACK BAY
                         LOOMIS     STRATEGIC    ADVISORS   BROTHERS    ADVISORS
                         SAYLES       BOND         BOND       U.S.       MONEY
                        BALANCED  OPPORTUNITIES   INCOME   GOVERNMENT    MARKET
                         SERIES      SERIES       SERIES     SERIES      SERIES
                        --------  -------------  --------  ----------  ----------
Management Fee  . . .     .70%        .65%         .40%       .55%        .35%
Other Expenses  . . .     .15%        .20%         .12%       .15%        .15%
                          ---         ---          ---        ---         ---
  Total Series
    Operating
    Expenses  . . . .     .85%        .85%         .52%       .70%        .50%

EXAMPLE (NOTE: The examples shown below are entirely hypothetical. Although they are based on the expenses shown in the expense table above, the examples are not representations of past or future performance or expenses. Actual performance and/or expenses may be more or less than shown.(8)) For purchase payments allocated to each of the Series indicated

  You would pay the following direct and indirect expenses on a $1,000 purchase payment assuming 1) 5% annual return on the underlying Series and 2) that a contingent deferred sales charge would apply at the end of each time period because you either surrender your Contract or elect to annuitize under a non-life contingency option:



                                           1 YEAR  3 YEARS  5 YEARS   10 YEARS
                                           ------  -------  -------  ----------
  Loomis Sayles Small Cap  . . . . . . .   $84.83  $129.77  $176.44   $289.74
  Morgan Stanley International Magnum
    Equity . . . . . . . . . . . . . . .    87.64   138.23   190.59    318.52
  Alger Equity Growth  . . . . . . . . .    83.89   126.93   171.68    279.94
  Capital Growth . . . . . . . . . . . .    81.91   120.93   161.58    258.99
  Loomis Sayles Avanti Growth  . . . . .    83.42   125.50   169.28    275.00
  Davis Venture Value  . . . . . . . . .    83.89   126.93   171.68    279.94
  Westpeak Growth and Income . . . . . .    83.42   125.50   169.28    275.00
  Loomis Sayles Balanced . . . . . . . .    83.42   125.50   169.28    275.00
  Salomon Brothers Strategic Bond
    Opportunities. . . . . . . . . . . .    83.42   125.50   169.28    275.00
  Back Bay Advisors Bond Income  . . . .    80.31   116.05   153.34    241.69
  Salomon Brothers U.S. Government . . .    82.00   121.22   162.07    260.00
  Back Bay Advisors Money Market . . . .    80.12   115.47   152.36    239.63



  You would pay the following direct and indirect expenses on a $1,000 purchase payment assuming 1) 5% annual return on the underlying Series and 2) that no contingent deferred sales charge would apply at the end of each time period because you either do not surrender your Contract or you elect to annuitize under a variable life contingency option(9):



                                           1 YEAR  3 YEARS  5 YEARS   10 YEARS
                                           ------  -------  -------  ----------
  Loomis Sayles Small Cap  . . . . . . .   $24.90  $76.54   $130.73   $278.28
  Morgan Stanley International Magnum
    Equity . . . . . . . . . . . . . . .    27.89   85.48    145.56    307.40
  Alger Equity Growth  . . . . . . . . .    23.90   73.54    125.74    268.36
  Capital Growth . . . . . . . . . . . .    21.79   67.21    115.16    247.17
  Loomis Sayles Avanti Growth  . . . . .    23.40   72.03    123.23    263.36
  Davis Venture Value  . . . . . . . . .    23.90   73.54    125.74    268.36
  Westpeak Growth and Income . . . . . .    23.40   72.03    123.23    263.36
  Loomis Sayles Balanced . . . . . . . .    23.40   72.03    123.23    263.36
  Salomon Brothers Strategic Bond
    Opportunities. . . . . . . . . . . .    23.40   72.03    123.23    263.36
  Back Bay Advisors Bond Income  . . . .    20.09   62.05    106.52    229.66
  Salomon Brothers U.S. Government . . .    21.89   67.51    115.67    248.19
  Back Bay Advisors Money Market . . . .    19.89   61.44    105.50    227.58

                        VARIABLE INSURANCE PRODUCTS FUND

OPERATING EXPENSES FOR THE YEAR ENDED DECEMBER 31, 1996
 (AS A PERCENTAGE OF AVERAGE NET ASSETS PRIOR TO EXPENSE REDUCTIONS)(10)




                                                                     EQUITY-
                                                        OVERSEAS     INCOME
                                                        PORTFOLIO   PORTFOLIO
                                                        ---------  -----------
Management Fee  . . . . . . . . . . . . . . . . . . .     .76%        .51%
Other Expenses  . . . . . . . . . . . . . . . . . . .     .17%        .07%
                                                          ---         ---
  Total Portfolio Operating Expenses  . . . . . . . .
      . . . . . . . . . . . . . . . . . . . . . . . .     .93%        .58%



EXAMPLE (NOTE: The examples shown below are entirely hypothetical. Although they are based on the expenses shown in the expense table above, the examples are not representations of past or future performance or expenses. Actual performance and/or expenses may be more or less than shown.(11)) For purchase payments allocated to each of the Portfolios indicated

  You would pay the following direct and indirect expenses on a $1,000 purchase payment assuming 1) 5% annual return on the underlying Portfolio and 2) that a contingent deferred sales charge would apply at the end of each time period because you either surrender your Contract or elect to annuitize under a non-life contingency option:




                                           1 YEAR  3 YEARS  5 YEARS   10 YEARS
                                           ------  -------  -------  ----------
  Overseas Portfolio . . . . . . . . . .   $84.17  $127.78  $173.11   $282.89
  Equity-Income Portfolio  . . . . . . .    80.87   117.77   156.26    247.84



  You would pay the following direct and indirect expenses on a $1,000 purchase payment assuming 1) 5% annual return on the underlying Portfolio and 2) that no contingent deferred sales charge would apply at the end of each time period because you either do not surrender your Contract or you elect to annuitize under a variable life contingency option(12):



                                            1 YEAR  3 YEARS  5 YEARS   10 YEARS
                                            ------  -------  -------  ----------
  Overseas Portfolio  . . . . . . . . . .   $24.20  $74.44   $127.24   $271.35
  Equity-Income Portfolio . . . . . . . .    20.69   63.87    109.58    235.88

---------
NOTES:

 (1) Premium tax charges are not shown. The amount of premium tax, if any, is deducted from purchase payments or, in any state which so requires, from the Contract Value on the date of annuitization. Currently, the Company deducts premium tax from purchase payments in two states and at annuitization in one state. (See "Premium Tax Charges.")

 (2) Although the Maximum Contingent Deferred Sales Charge is expressed here as a percentage of purchase payments, ordinarily any applicable Contingent Deferred Sales Charge will be calculated as a percentage of Contract Value. No Contingent Deferred Sales Charge will apply after a Contract reaches its Maturity Date and, prior to the Maturity Date, up to 10% of the Contract Value may be surrendered in any one Contract Year without charge. The maximum possible charge, as a percentage of Contract Value, occurs in the first Contract Year. As a percentage of Contract Value, the applicable Contingent Deferred Sales Charge reduces after each Contract Year to 0% by the eleventh Contract Year. In no event will the total Contingent Deferred Sales Charge exceed 8% of the first $50,000 of purchase payments made under the Contract and 6.5% of the amount of purchase payments in excess of $50,000. (See "Contingent Deferred Sales Charge.")

 (3) The Company currently charges $10 for each transfer in excess of twelve per Contract Year, and reserves the right to impose a charge of $10 on each transfer in excess of four per year.

 (4) This charge is not imposed after annuitization of the Contract. As a percentage of the average Contract Value in the Variable Account, this fee equals .11%, based on an average Contract Value of approximately $27,300 over the period from January 1, 1996 to December 31, 1996.

 (5) These charges are not imposed after annuitization if annuity payments are made on a fixed basis.

 (6) For each of these Series other than the Capital Growth Series, Total Series Operating Expenses are based on the amount of such expenses applied against assets at December 31, 1996, after giving effect to a voluntary expense cap or expense deferral in effect for 1997. For the Loomis Sayles Small Cap Series, Total Series Operating Expenses take into account a voluntary cap on expenses by TNE Advisers, Inc. ("TNE Advisers"), the Series' investment adviser, which will bear all expenses that exceed 1.00% of average daily net assets. In the absence of this cap or any other expense reimbursement arrangement, Total Series Operating Expenses for the Loomis Sayles Small Cap Series for the year ended December 31, 1996 would have been 1.29%. Total Series Operating Expenses for the Loomis Sayles Avanti Growth, Westpeak Growth and Income, Back Bay Advisors Bond Income and Back Bay Advisors Money Market Series are after giving effect to a voluntary expense cap. For each of these Series, TNE Advisers will bear those expenses (other than the management fee) that exceed 0.15% of average daily net assets. Without this cap or any other expense reimbursement arrangement, Total Series Operating Expenses for the Loomis Sayles Avanti Growth and Westpeak Growth and Income Series for the year ending December 31, 1996 would have been .92% and .91%, respectively. For the six other Series shown, the Total Series Operating Expenses are after giving effect to a voluntary expense deferral. Under the deferral, expenses which exceed a certain limit are paid by TNE Advisers in the year in which they are incurred and transferred to the Series in a future year when actual expenses of the Series are below the limit. The limit on expenses for each of these Series is: 1.30% of average daily net assets for the Morgan Stanley International Magnum Equity Series; .90% of average daily net assets for the Alger Equity Growth and Davis Venture Value Series; .85% of average daily net assets for the Loomis Sayles Balanced and Salomon Brothers Strategic Bond Opportunities Series; and .70% of average daily net assets for the Salomon Brothers U.S. Government Series. Absent the expense deferral, Total Series Operating Expenses for these Series for the year ended December 31, 1996 would have been: 1.66% for the Morgan Stanley International Magnum Equity Series; .96% for Davis Venture Value Series; .99% for Loomis Sayles Balanced Series; 1.19% for Salomon Brothers Strategic Bond Opportunities Series; and 1.37% for Salomon Brothers U.S. Government Series. The expense cap and deferral arrangements are voluntary and may be terminated at any time. (See the attached prospectus of New England Zenith Fund for more complete information.)

 (7) In these examples, the average Administration Contract Charge of .11% has been used. (See (4), above.)

 (8) The same would apply if you elect to annuitize under a fixed life contingency option unless your Contract has been in effect less than five years, in which case the expenses shown in the first three columns of the preceding example would apply. (See "Contingent Deferred Sales Charge.")

 (9) Total Portfolio Operating Expenses for the Variable Insurance Products Portfolios are based on the amount of such expenses incurred during the most recent fiscal year applied against assets at December 31, 1996. They do not reflect certain expense reductions due to directed brokerage arrangements and custodian interest credits. Had these reductions been included, Total Portfolio Operating Expenses would have been .92% for the Overseas Portfolio and .56% for the Equity-Income Portfolio. (See the attached prospectus of the Variable Insurance Products Fund for more complete information.) Affiliates of Fidelity Management and Research Company may compensate NELICO or an affiliate for administrative, distribution or other services relating to the Overseas and Equity-Income Portfolios. Such compensation is based on assets of the Portfolios attributable to the Contracts, which are administered by NELICO, and to variable life insurance products issued by NELICO.

(10) In these examples, the average Administration Contract Charge of .11% has been used. (See (4), above.)

(11) The same would apply if you elect to annuitize under a fixed life contingency option unless your Contract has been in effect less than five years, in which case the expenses shown in the first three columns of the preceding example would apply. (See "Contingent Deferred Sales Charge.")

  The preceding table lists the charges and expenses incurred with respect to purchase payments invested under the Contracts. The items listed include charges deducted from purchase payments, charges assessed against Variable Account assets, and charges deducted from the assets of each of the Eligible Funds. The examples assume that the entire purchase payment (without the deduction of any premium tax charges) was allocated initially to a single sub-account without any subsequent transfers. The purpose of the table is to assist you in understanding the various costs and expenses you will bear, directly and indirectly, as a Contract Owner.

-----------------------------------------------------------------------------

                            ACCUMULATION UNIT VALUES
          (FOR AN ACCUMULATION UNIT OUTSTANDING THROUGHOUT THE PERIOD)

                        THE NEW ENGLAND VARIABLE ACCOUNT
                        CONDENSED FINANCIAL INFORMATION




                                                                  MORGAN
                                                                  STANLEY
                             LOOMIS                            INTERNATIONAL
                             SAYLES                               MAGNUM
                            SMALL CAP                             EQUITY                               OVERSEAS
                              SUB-                                 SUB-                                  SUB-
                             ACCOUNT                              ACCOUNT                              ACCOUNT
                            ---------                          -------------                          ----------
                             5/2/94*     1/1/95      1/1/96      10/31/94*      1/1/95      1/1/96     10/1/93*     1/1/94
                               TO          TO          TO           TO            TO          TO          TO          TO
                            12/31/94    12/31/95    12/31/96     12/31/94      12/31/95    12/31/96    12/31/93    12/31/94
                            ---------  ----------  ----------  -------------  ----------  ----------  ----------  ----------
 1. Accumulation Unit
    Value at beginning of
    period. . . . . . . .       1.000       0.959       1.219        1.000         1.024       1.073       1.458       1.532
 2. Accumulation Unit
    Value at end of
    period  . . . . . . .       0.959       1.219       1.572        1.024         1.073       1.129       1.532       1.538
 3. Number of Accumulation
    Units outstanding at
    end of period . . . .   2,988,971  13,533,326  26,307,748    2,916,120    11,062,106  16,322,862  10,878,551  43,034,544



                                                      ALGER
                                                     EQUITY                            CAPITAL
                                                     GROWTH                             GROWTH
                                                      SUB-                               SUB-
                                                     ACCOUNT                           ACCOUNT
                                                    ---------                          --------
                              1/1/95      1/1/96    10/31/94*    1/1/95      1/1/96    9/16/88*   1/1/89      1/1/90
                                TO          TO         TO          TO          TO         TO        TO          TO
                             12/31/95    12/31/96   12/31/94    12/31/95    12/31/96   12/31/88  12/31/89    12/31/90
                            ----------  ----------  ---------  ----------  ----------  --------  ---------  ----------
 1. Accumulation Unit
    Value at beginning of
    period. . . . . . . .        1.538       1.664      1.000       0.956       1.402    4.645       4.612       5.950
 2. Accumulation Unit
    Value at end of
    period  . . . . . . .        1.664       1.859      0.956       1.402       1.566    4.612       5.950       5.666
 3. Number of Accumulation
    Units outstanding at
    end of period . . . .   41,273,183  44,846,316  1,857,319  24,163,685  40,025,594  439,393   5,337,778  12,591,788








                               1/1/91
                                 TO
                              12/31/91
                            ------------
 1. Accumulation Unit
    Value at beginning of
    period. . . . . . . .        5.666
 2. Accumulation Unit
    Value at end of
    period  . . . . . . .        8.608
 3. Number of Accumulation
    Units outstanding at
    end of period . . . .   21,719,884






                                                                                         LOOMIS
                                                                                         SAYLES
                                                                                         AVANTI
                                                                                         GROWTH
                                                                                          SUB-
                                                                                         ACCOUNT
                                                                                        ---------
                              1/1/92      1/1/93      1/1/94      1/1/95      1/1/96    10/1/93*     1/1/94      1/1/95
                                TO          TO          TO          TO          TO         TO          TO          TO
                             12/31/92    12/31/93    12/31/94    12/31/95    12/31/96   12/31/93    12/31/94    12/31/95
                            ----------  ----------  ----------  ----------  ----------  ---------  ----------  ----------
 1. Accumulation Unit
    Value at beginning of
    period. . . . . . . .        8.608       7.978       9.050       8.298      11.300      1.125       1.137       1.119
 2. Accumulation Unit
    Value at
    end of period . . . .        7.978       9.050       8.298      11.300      13.496      1.137       1.119       1.439
 3. Number of Accumulation
    Units outstanding at
    end of period . . . .   33,645,983  40,091,665  43,592,961  41,663,900  41,363,155  4,515,611  15,572,344  19,773,057


                                          DAVIS                             WESTPEAK
                                         VENTURE                             GROWTH
                                          VALUE                            AND INCOME
                                          SUB-                                SUB-
                                         ACCOUNT                            ACCOUNT
                                        ---------                          ----------
                              1/1/96    10/31/94*    1/1/95      1/1/96     10/1/93*     1/1/94      1/1/95       1/1/96
                                TO         TO          TO          TO          TO          TO          TO           TO
                             12/31/96   12/31/94    12/31/95    12/31/96    12/31/93    12/31/94    12/31/95     12/31/96
                            ----------  ---------  ----------  ----------  ----------  ----------  ----------  ------------
 1. Accumulation Unit
    Value at beginning of
    period. . . . . . . .        1.439      1.000       0.963       1.323      1.105        1.132       1.103        1.486
 2. Accumulation Unit
    Value at
    end of period . . . .        1.669      0.963       1.323       1.643      1.132        1.103       1.486        1.731
 3. Number of Accumulation
    Units outstanding at
    end of period . . . .   24,345,379  3,499,719  19,608,688  34,997,024  3,359,317   16,092,325  21,168,965   26,104,465



---------
 * Date these sub-accounts were first available.

                                                                                                                       SALOMON
                                                                                                                      BROTHERS
                                                                                  LOOMIS                              STRATEGIC
                                   EQUITY-                                        SAYLES                                BOND
                                   INCOME                                        BALANCED                           OPPORTUNITIES
                                    SUB-                                           SUB-                                 SUB-
                                   ACCOUNT                                        ACCOUNT                              ACCOUNT
                                                                                 ---------                          -------------
                                  10/1/93*     1/1/94      1/1/95      1/1/96    10/31/94     1/1/95      1/1/96      10/31/94*
                                     TO          TO          TO          TO         TO          TO          TO           TO
                                  12/31/93    12/31/94    12/31/95    12/31/96   12/31/94    12/31/95    12/31/96     12/31/94
                                  ---------  ----------  ----------  ----------  ---------  ----------  ----------  -------------
 1. Accumulation Unit Value at
    beginning of period . . . .       1.980       1.992       2.104       2.804      1.000       0.997       1.227        1.000
 2. Accumulation Unit Value at
    end of period . . . . . . .       1.992       2.104       2.804       3.162      0.997       1.227       1.415        0.984
 3. Number of Accumulation Units
    outstanding at end of
    period  . . . . . . . . . .   5,649,743  25,852,849  38,010,655  44,037,798  1,736,189  10,987,597  20,107,324    1,124,133

                                                         BACK BAY
                                                         ADVISORS
                                                           BOND
                                                          INCOME
                                                           SUB-
                                                         ACCOUNT
                                                         --------
                                   1/1/95      1/1/96    10/5/88*   1/1/89      1/1/90      1/1/91       1/1/92
                                     TO          TO         TO        TO          TO          TO           TO
                                  12/31/95    12/31/96   12/31/88  12/31/89    12/31/90    12/31/91     12/31/92
                                  ---------  ----------  --------  ---------  ----------  ----------  ------------
 1. Accumulation Unit Value at
    beginning of period . . . .       0.984       1.159    1.631       1.634       1.810       1.930        2.247
 2. Accumulation Unit Value at
    end of period . . . . . . .       1.159       1.307    1.634       1.810       1.930       2.247        2.398
 3. Number of Accumulation Units
    outstanding at end of
    period  . . . . . . . . . .   6,132,563  15,034,554  299,002   4,287,540  10,139,527  17,797,335   28,871,719






                                                                                      SALOMON                          BACK BAY
                                                                                      BROTHERS                         ADVISORS
                                                                                        U.S.                            MONEY
                                                                                     GOVERNMENT                         MARKET
                                                                                        SUB-                             SUB-
                                                                                      ACCOUNT                          ACCOUNT
                                                                                     ----------                        --------
                                       1/1/93      1/1/94      1/1/95      1/1/96    10/31/94*    1/1/95     1/1/96    9/29/88*
                                         TO          TO          TO          TO          TO         TO         TO         TO
                                      12/31/93    12/31/94    12/31/95    12/31/96    12/31/94   12/31/95   12/31/96   12/31/88
                                     ----------  ----------  ----------  ----------  ----------  ---------  ---------  --------
 1. Accumulation Unit
    Value at beginning
    of period  . . . . . . . . . .        2.398       2.664       2.540       3.037     1.000        1.004      1.139    1.384
 2. Accumulation Unit
    Value at end of
    period . . . . . . . . . . . .        2.664       2.540       3.037       3.134     1.004        1.139      1.161    1.408
 3. Number of Accumulation Units
    outstanding at
    end of period  . . . . . . . .   41,939,487  41,657,182  42,231,987  41,138,874   910,020    4,495,184  5,785,148  915,605







                                      1/1/89      1/1/90      1/1/91      1/1/92      1/1/93      1/1/94      1/1/95
                                        TO          TO          TO          TO          TO          TO          TO
                                     12/31/89    12/31/90    12/31/91    12/31/92    12/31/93    12/31/94    12/31/95
                                     ---------  ----------  ----------  ----------  ----------  ----------  ----------
 1. Accumulation Unit
    Value at beginning
    of period  . . . . . . . . . .       1.408       1.518       1.620       1.697       1.738       1.766       1.811
 2. Accumulation Unit
    Value at end of
    period . . . . . . . . . . . .       1.518       1.620       1.697       1.738       1.766       1.811       1.889
 3. Number of Accumulation Units
    outstanding at
    end of period  . . . . . . . .   7,661,069  21,629,006  26,322,938  26,759,532  25,016,975  30,220,356  33,015,018







                                        1/1/96
                                          TO
                                       12/31/96
                                     ------------
 1. Accumulation Unit
    Value at beginning
    of period  . . . . . . . . . .        1.889
 2. Accumulation Unit
    Value at end of
    period . . . . . . . . . . . .        1.959
 3. Number of Accumulation Units
    outstanding at
    end of period  . . . . . . . .   33,412,517



---------
 * Date these sub-accounts were first available.

  Information on units and unit values is useful because they affect the calculation of Contract Values. The value of a Contract is determined by multiplying the number of Accumulation Units in each sub-account credited to the Contract by the Accumulation Unit Value of the sub-account. The Accumulation Unit Value of a sub-account depends in part on the net investment experience of the Eligible Fund in which it invests. See "Contract Value and Accumulation Unit Value" for more information.
--------------------------------------------------------------------------------

                             HOW THE CONTRACT WORKS



                                PURCHASE PAYMENT

  . You can make a one-time investment or establish an ongoing investment program.



                              CHARGES FROM PAYMENT

  . Premium tax charge may apply.

  . Premium for disability benefit rider, if elected.




                              ADDITIONAL PAYMENTS

  . Any time, (subject to Company limits).

  . Minimum $25.




                                     LOANS

  . Are available to participants of certain tax qualified pension plans (see page A-26).




                                   SURRENDERS

  . Up to 10% of Contract Value can be surrendered each year without incurring surrender charges, subject to any applicable tax law restrictions.

  . Surrenders will be taxable.

  . Prior to age 59 1/2 a 10% penalty tax may apply.




                                 DEATH PROCEEDS

  . Guaranteed not to be less than your total contribution to your Contract net of any prior surrenders and outstanding loans.

  . Death proceeds pass to the beneficiary without probate.


                                 CONTRACT VALUE

 . Payments are allocated to your choice, within limits, of Eligible Funds and/or the Fixed Account.

 . The Contract Value reflects purchase payments, investment experience, interest payments, partial surrenders, loans and Contract charges.

 . The Contract Value invested in the Eligible Fund is not guaranteed.

 . Earnings are accumulated free of any current income taxes (see page A-37).


 . You may change the allocation of future payments, within limits, at any time.

 . Prior to annuitization, you may transfer Contract Value among accounts, within limits, up to twelve times per Contract Year without charge (special limits apply to transfers of Contract Value to and from the Fixed Account).

 . Allocations of payments and transfers of Contract Value must comply with the rule that Contract Value may be allocated among no more than ten accounts, including the Fixed Account, at any time.





                              RETIREMENT BENEFITS

 . Lifetime income options.

 . Fixed and/or variable payout options.

 . Premium tax charge may apply.


                          DAILY DEDUCTION FROM ASSETS

 . Mortality and expense risk charge of 0.95% on an annual basis is deducted from the Contract Value daily.

 . Administration Asset Charge of 0.40% on annual basis is deducted from the Contract Value daily.

 . Investment advisory fees are deducted from the Eligible Fund Values daily.


                              ANNUAL CONTRACT FEE

 . $30 Administration Contract Charge is deducted from the Contract Value on each anniversary while Contract is in-force, other than under an annuity payment option. A pro rata portion is deducted on full surrender and at annuitization.


                                SURRENDER CHARGE

 . Consists of Contingent Deferred Sales Charge (see page A-30).



                               PREMIUM TAX CHARGE

 . Where applicable, is deducted from purchase payments (currently in Kentucky and South Dakota) or from Contract Value when annuity payments commence (currently in North Carolina).


                              ADDITIONAL BENEFITS

 . You pay no taxes on your investment as long as it remains in the Contract.

 . Contract may be surrendered at any time for its Contract Value, less any applicable Contingent Deferred Sales Charge (subject to any applicable tax law restrictions).

 . If the Contract contains the disability benefit rider and the Annuitant becomes totally disabled, monthly benefits will be provided.

                                  THE COMPANY

  The Company is a mutual life insurance company whose principal office is at One Madison Avenue, New York, N.Y. 10010. The Company was organized in 1866 under the laws of the State of New York and has engaged in the life insurance business under its present name since 1868. It operates as a life insurance company in all 50 states, the District of Columbia, Puerto Rico and all provinces of Canada. The Company has over $298 billion in assets under management.

  New England Life Insurance Company ("NELICO"), a subsidiary of the Company, provides administrative services for the Contracts and the Variable Account pursuant to an administrative services agreement with the Company. These administrative services include maintenance of Contract Owner records and accounting, valuation, regulatory and reporting services. NELICO, located at 501 Boylston Street, Boston, Massachusetts 02116, is the Company's Designated Office for receipt of Purchase Payments, loan repayments, requests and elections, and communications regarding death of the Annuitant, as further described below.


                              THE VARIABLE ACCOUNT

  The Variable Account was established as a separate investment account on July 15, 1987, and is registered as a unit investment trust under the Investment Company Act of 1940. The Variable Account meets the definition of a "separate account" under Federal securities laws.

  Applicable law provides that the assets in the Variable Account equal to the reserves and other contract liabilities of the Variable Account shall not be chargeable with liabilities arising out of any other business the Company may conduct. The Company believes this means that the assets of the Variable Account equal to its reserves and other contract liabilities are not available to meet the claims of the Company's general creditors and may only be used to support the Contract Values under the Contracts. The income and realized and unrealized capital gains or losses of the Variable Account are credited to or charged against the Variable Account without regard to other income, gains or losses of the Company. All obligations arising under the Contracts are, however, general corporate obligations of the Company.

  Purchase payments are allocated within the Variable Account to one or more of the sub-accounts as you elect. The value of Accumulation Units credited to your Contract and the amount of the variable annuity payments depend on the investment experience of the Eligible Fund(s) that you select. The Company does not guarantee the investment performance of the Variable Account. Thus, you bear the full investment risk for all amounts contributed to the Variable Account.


                      INVESTMENTS OF THE VARIABLE ACCOUNT

  Purchase payments applied to the Variable Account will be invested in one or more of the Eligible Funds listed below, at net asset value without deduction of any sales charge, in accordance with the selection you make in your application. You may change your selection of Eligible Funds for future purchase payments at any time without charge. (See "Requests and Elections.") You also may transfer previously invested amounts among the Eligible Funds, subject to certain conditions. (See "Transfer Privilege.") Your Contract Value may be distributed among no more than 10 accounts (including the Fixed Account) at any time. The Company reserves the right to add or remove Eligible Funds from time to time as investments for the Variable Account. See "Substitution of Investments."

NEW ENGLAND ZENITH FUND: Currently, there are twelve Series of the New England Zenith Fund that are Eligible Funds under the Contracts offered by this prospectus.

LOOMIS SAYLES SMALL CAP SERIES

  The Loomis Sayles Small Cap Series seeks long-term capital growth from investments in common stocks or their equivalent. The Series invests primarily in stocks of small capitalization companies with good earnings growth potential that its subadviser believes are undervalued by the market. Typically, such companies have market capitalization of less than $1 billion, have better than average growth rates at below average price/earnings ratios, and have strong balance sheets and cash flow.

MORGAN STANLEY INTERNATIONAL MAGNUM EQUITY SERIES

  The Morgan Stanley International Magnum Equity Series seeks long-term capital appreciation through investment in equity securities of non-U.S. issuers, in accordance with the EAFE Country weightings determined by the Series' subadviser. Under normal circumstances, at least 65% of the Series' total assets will be invested in equity securities of issuers in at least three different countries outside the U.S.

ALGER EQUITY GROWTH SERIES

  The Alger Equity Growth Series seeks long-term capital appreciation. The Series' assets will be invested primarily in a diversified, actively managed portfolio of equity securities, primarily of companies having a total market capitalization of $1 billion or greater.

CAPITAL GROWTH SERIES

  The Capital Growth Series seeks long-term growth of capital through investment primarily in equity securities of companies whose earnings are expected to grow at a faster rate than the United States economy. Most of the Capital Growth Series' investments are normally in common stocks.

LOOMIS SAYLES AVANTI GROWTH SERIES

  The Loomis Sayles Avanti Growth Series seeks long-term growth of capital. The Series normally will invest primarily in equity securities of companies with medium and large capitalization (capitalization of $1 billion to $5 billion and over $5 billion, respectively), but will also invest a portion of its assets in equity securities of companies with relatively small market capitalization (under $1 billion).

DAVIS VENTURE VALUE SERIES

  The Davis Venture Value Series seeks growth of capital. The Series will primarily invest in domestic common stocks that its subadviser believes have capital growth potential due to factors such as undervalued assets or earnings potential, product development and demand, favorable operating ratios, resources for expansion, management abilities, reasonableness of market price, and favorable overall business prospects. The Series will generally invest predominantly in equity securities of companies with market capitalizations of at least $250 million.

WESTPEAK GROWTH AND INCOME SERIES

  The Westpeak Growth and Income Series seeks long-term total return (capital appreciation and dividend income) through investment in equity securities. Emphasis will be given to both undervalued securities ("value" style) and securities of companies with growth potential ("growth" style).

LOOMIS SAYLES BALANCED SERIES

  The Loomis Sayles Balanced Series seeks reasonable long-term investment return from a combination of long-term capital appreciation and moderate current income. The Series is "flexibly managed" in that sometimes it invests more heavily in equity securities and at other times it invests more heavily in fixed-income securities, depending on its subadviser's view of the economic and investment outlook.

SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES SERIES

  The Salomon Brothers Strategic Bond Opportunities Series seeks a high level of total return consistent with preservation of capital. Assets will be allocated among U.S. Government obligations, mortgage backed securities, domestic and foreign corporate debt and sovereign debt securities rated investment grade (BBB or higher by S&P or Baa or higher by Moody's) (or unrated but deemed to be of equivalent quality in the subadviser's judgment) and domestic and foreign corporate debt and sovereign debt securities rated below investment grade. Depending on market conditions, the Series may invest without limit in below investment grade fixed-income securities. Securities of below investment grade quality are considered high yield, high risk securities and are commonly known as "junk bonds."

BACK BAY ADVISORS BOND INCOME SERIES

  The Back Bay Advisors Bond Income Series seeks to provide a high level of current income consistent with protection of capital and moderate investment risk through investment primarily in U.S. Government and corporate bonds.

SALOMON BROTHERS U.S. GOVERNMENT SERIES

  The Salomon Brothers U.S. Government Series seeks to provide a high level of current income consistent with preservation of capital and maintenance of liquidity. The Series invests primarily in debt obligations (including mortgage backed securities) issued or guaranteed by the U.S. Government or its agencies, authorities or instrumentalities, or derivative securities (such as collateralized mortgage obligations) backed by such securities.

BACK BAY ADVISORS MONEY MARKET SERIES

  The Back Bay Advisors Money Market Series seeks the highest possible level of current income consistent with preservation of capital. The Series invests in a variety of high quality money market instruments. Money market funds are neither insured nor guaranteed by the U.S. Government and there can be no assurance that the Series will maintain a stable net asset value of $100 per share.

VARIABLE INSURANCE PRODUCTS FUND: Currently, there are two Portfolios of the Variable Insurance Products Fund that are Eligible Funds under the Contracts offered by this prospectus.

OVERSEAS PORTFOLIO

  The Overseas Portfolio seeks long-term growth of capital primarily through investments in foreign securities. Foreign investments involve greater risks than U.S. investments, including political and economic risks and the risks of currency fluctuation.

EQUITY-INCOME PORTFOLIO

  The Equity-Income Portfolio seeks reasonable income by investing primarily in income-producing equity securities.

INVESTMENT ADVICE

  The Capital Growth Series receives investment advice from Capital Growth Management Limited Partnership ("CGM"), an affiliate of the Company. TNE Advisers, Inc., an indirect subsidiary of the Company, serves as investment adviser for the remaining Series of the New England Zenith Fund. Each of these Series also has a subadviser. The Back Bay Advisors Bond Income Series and Back Bay Advisors Money Market Series receive investment subadvisory services from Back Bay Advisors, L.P., an affiliate of the Company. The Westpeak Growth and Income Series receives investment subadvisory services from Westpeak Investment Advisors, L.P., an affiliate of the Company. The Loomis Sayles Small Cap Series, Loomis Sayles Avanti Growth Series and Loomis Sayles Balanced Series receive investment subadvisory services from Loomis Sayles & Company, L.P., an affiliate of the Company. The Morgan Stanley International Magnum Equity Series receives investment subadvisory services from Morgan Stanley Asset Management Inc. The Alger Equity Growth Series receives investment subadvisory services from Fred Alger Management, Inc. The Davis Venture Value Series receives investment subadvisory services from Davis Selected Advisers, L.P. The Salomon Brothers Strategic Bond Opportunities Series and Salomon Brothers

U.S. Government Series receive investment subadvisory services from Salomon Brothers Asset Management Inc. More complete information on each Series of the New England Zenith Fund is contained in the attached New England Zenith Fund prospectus, which you should read carefully before investing, as well as in the New England Zenith Fund's Statement of Additional Information, which may be obtained free of charge by writing to New England Securities, 399 Boylston St., Boston, Massachusetts, 02116 or telephoning 1-800-356-5015.

  The Overseas Portfolio and the Equity-Income Portfolio receive investment advice from Fidelity Management & Research Company. More complete information on the Equity-Income and Overseas Portfolios of the Variable Insurance Products Fund is contained in the attached prospectus of that Fund, which you should read carefully before investing, as well as in the Variable Insurance Products Fund's Statement of Additional Information, which may be obtained free of charge by writing to Fidelity Distributors Corporation, 82 Devonshire Street, Boston, Massachusetts, 02109 or telephoning 1-800-356-5015.

SUBSTITUTION OF INVESTMENTS

  If investment in the Eligible Funds or a particular Series or Portfolio is no longer possible or in the judgment of the Company becomes inappropriate for the purposes of the Contract, the Company may substitute another Eligible Fund or Funds without your consent. Substitution may be made with respect to both existing investments and the investment of future purchase payments. However, no such substitution will be made without any necessary approval of the Securities and Exchange Commission.


                               GUARANTEED OPTION

  Net purchase payments may also be allocated to the Fixed Account option in states that have approved the Fixed Account option. The Fixed Account is a part of the Company's general account and provides guarantees of principal and interest. (See "The Fixed Account" for more information.)


                                 THE CONTRACTS

  The Contracts provide that purchase payments will be invested by the Company in the Eligible Fund(s) you select and that, after annuitization, the Company will make variable annuity payments on a monthly basis, unless you elect otherwise. You assume the risk of investment gain or loss in that the value of your Contract before annuitization and, in the case of a variable payment option, the annuity payments after annuitization will vary with the investment performance of those Eligible Funds in which your Contract is invested.

PURCHASE PAYMENTS

  Under current rules, the minimum initial purchase payment for flexible payment Contracts issued in connection with tax-benefited retirement plans other than individual retirement accounts under Section 408(a) of the Code or individual retirement annuities under Section 408(b) of the Code (both referred to as "IRAs") is $50. For flexible payment Contracts issued in connection with IRAs, the Company currently requires a minimum initial purchase payment of $2,000, although the Company requires a minimum initial payment of $100 if monthly payments are to be withdrawn from your bank checking account or TNE Cash Management Account, a service known as the Master Service Account arrangement ("MSA"). For all other flexible payment Contracts, the minimum initial purchase payment is $5,000, although the Company requires a minimum initial payment of $100 if monthly payments are to be made through MSA. The Company may consent to lower initial purchase payments in certain situations. Additional purchase payments must be at least $25, although the Company currently requires minimum additional purchase payments to be at least $50 if they are made through a group billing arrangement (also known as a "list-bill" arrangement) and $100 per month if they are made through MSA. The Company reserves the right to limit the amount of purchase payments under a Contract in any Contract Year to three times the anticipated annual contribution that you specify in your Contract application. The Company currently limits anticipated annual contributions to $100,000, so that the maximum amount you may contribute in any Contract Year is $300,000, or three times your specified anticipated annual contribution, if less. Except with the consent of the Company, the minimum purchase payment for a single payment Contract is $2,000 for Contracts issued in connection with IRAs and $5,000 for all other Contracts, and the maximum purchase payment for a single payment contract is $1,000,000. Payments in addition to the required minimum purchase payment may also be made on a single payment Contract, subject to the minimums set forth above. The Company reserves the right to limit purchase payments made in any Contract Year or in total under a single payment Contract.

  The Company will determine whether to approve applications for new Contracts, and will apply initial purchase payments under new Contracts not later than 2 business days after a completed application (including the initial purchase payment) is received at the Company's Designated Office. If an application is not complete upon receipt, the Company will apply the initial purchase payment not later than 2 business days after it is completed. If an incomplete application is not completed within 5 days after the Company receives it, however, the Company will inform the applicant of the reasons for the delay and will refund any purchase payment unless the applicant consents to allow the Company to retain the purchase payment until the application is made complete. The Company reserves the right to reject any application.

ALLOCATION OF PURCHASE PAYMENTS

  Net purchase payments are converted into Accumulation Units of the sub-accounts you select, subject to the limitation that Contract Value may be allocated among no more than 10 accounts, including the Fixed Account, at any time. The number of Accumulation Units of each sub-account to be credited to the Contract is determined by dividing the net purchase payment by the Accumulation Unit Value for the selected sub-accounts next determined following receipt of the purchase payment at the Company's Designated Office (or, in the case of the initial purchase payment, next determined following approval of the Contract application). In the case of an initial purchase payment to be made by exchanging a variable annuity contract issued by New England Variable Annuity Fund I (a "Fund I contract") or New England Retirement Investment Account (a "Preference contract"), the payment will be applied using the Accumulation Unit Value next determined following approval of the Contract application and receipt of the proceeds of the Fund I or Preference contract.

CONTRACT VALUE AND ACCUMULATION UNIT VALUE

  The value of a Contract is determined by multiplying the number of Accumulation Units credited to the Contract by the appropriate Accumulation Unit Values. As described below, the Accumulation Unit Value of each sub-account depends on the net investment experience of its corresponding Eligible Fund and reflects fees and expenses borne by the Eligible Fund as well as charges assessed against sub-account assets. The Accumulation Unit Value of each sub-account was set at $1.00 on or about the date on which shares of the corresponding Eligible Fund first became available to investors. The Accumulation Unit Value is determined as of the close of regular trading on the New York Stock Exchange on each day during which the Exchange is open for trading by multiplying the last-determined Accumulation Unit Value by the net investment factor determined as of the close of regular trading on the Exchange on that day. To determine the net investment factor for any sub-account, the Company takes into account the change in net asset value per share of the Eligible Fund held in the sub-account as of the close of regular trading on the Exchange on that day from the net asset value most recently determined, the amount of dividends or other distributions made by that Eligible Fund since the previous determination of net asset value per share, and daily deductions for the Mortality and Expense Risk Charge and Administration Asset Charge, equal, on an annual basis, to 1.35% of the average daily net asset value of the sub-account. The formula for determining the net investment factor is described under the caption "Net Investment Factor" in the Statement of Additional Information.

  The net investment factor may be greater or less than one, depending in part upon the investment performance of the Eligible Fund which is the underlying investment of the sub-account, and you bear this investment risk. The net investment results are also affected by the deductions from sub-account assets for the Mortality and Expense Risk Charge and Administration Asset Charge.

  Under a Contract with the Fixed Account option, the total Contract Value includes the amount of Contract Value held in the Fixed Account. Under a Contract that permits Contract loans, the Contract Value also includes the amount of Contract Value transferred to the Company's general account (but outside of the Fixed Account) as a result of a loan and any interest credited on that amount. Interest earned on the amount held in the general account as a result of a loan will be credited to the Contract's sub-accounts annually in accordance with the allocation instructions in effect for purchase payments under your Contract on the date of the crediting. (See "Loan Provision for Certain Tax Benefited Retirement Plans.")

PAYMENT ON DEATH PRIOR TO ANNUITIZATION

  If the Annuitant dies after annuitization, the amount payable, if any, will be as specified in the annuity payment option selected. Prior to annuitization, the Contract's Death Proceeds are payable to the Beneficiary if the Company receives due proof of death of: (1) the Contract Owner; or (2) the Annuitant, in the case of a Contract that is not owned in an individual capacity.

  The Contract's Death Proceeds at any time are the greater of: (1) the sum of all purchase payments adjusted for any partial surrenders; or (2) the current Contract Value. For this purpose, the current Contract Value is the value next determined after the later of the date when the Company receives at the Designated Office: (1) due proof of death; or (2) an election of continuation of the Contract (if available) or of payment either in one sum or under an annuity payment option.

  Death Proceeds will be reduced by the amount of any outstanding loan plus accrued interest. (See "Loan Provision for Certain Tax Benefited Retirement Plans.")

  Options for Death Proceeds. The Death Proceeds, reduced by the amount of any
  --------------------------
outstanding loan plus accrued interest, will be paid in a lump sum or will be applied to provide one or more of the fixed or variable methods of payment available. (See "Annuity Options.") The Contract Owner may elect the form of payment during his or her lifetime (or during the Annuitant's lifetime, if the Contract is not owned in an individual capacity). Such an election, particularly in the case of Contracts issued in connection with retirement plans qualifying for tax benefited treatment, is subject to any applicable requirements of Federal tax law. If the Contract Owner has not made such an election, payment will be in a single sum, unless the Beneficiary elects an annuity payment option within 90 days after receipt by the Company of due proof of the Annuitant's death or elects to apply the amount payable under the Contract to purchase a new Contract. Whether and when such an election is made could affect when the Death Proceeds are deemed to be received under the tax laws.

  The Company also intends to make Beneficiary Continuation and Spousal Continuation provisions available under the Contracts, subject to any necessary state approvals. Under these provisions, an eligible Beneficiary would also have the option of continuing the Contract, as further described below. IF EITHER BENEFICIARY OR SPOUSAL CONTINUATION APPLIES TO A CONTRACT, AND AN ELIGIBLE BENEFICIARY DOES NOT MAKE AN ELECTION OF CONTINUATION OF THE CONTRACT OR OF PAYMENT EITHER IN ONE SUM OR UNDER AN ANNUITY PAYMENT OPTION WITHIN 90 DAYS AFTER THE COMPANY RECEIVES DUE PROOF OF DEATH, THE CONTRACT WILL BE CONTINUED UNDER THE APPLICABLE CONTINUATION PROVISION.

  For non-tax qualified plans, the Code requires that if the Contract Owner (or, if applicable, the Annuitant) dies prior to annuitization, the Death Proceeds must be either: (1) distributed within five years after the date of death; or
(2) applied to a payment option payable over the life (or over a period not exceeding the life expectancy) of the Beneficiary, provided further that payments under the payment option must begin within one year of the date of death. There are comparable rules for distributions on the death of the Annuitant under tax qualified plans; however, if the Beneficiary under a tax qualified Contract is the Annuitant's spouse, the Code generally allows distributions to begin by the year in which the Annuitant would have reached age 70 1/2 (which may be more or less than five years after the Annuitant's death). See "Taxation of the Contracts--Special Rules for Annuities Purchased for Annuitants Under Retirement Plans Qualifying for Tax Benefited Treatment--Distributions from the Contract."

  If a Contract Owner (or, if applicable, the Annuitant) dies on or after annuitization, the remaining interest in the Contract must be distributed at least as quickly as under the method of distribution in effect on the date of death.

  --BENEFICIARY CONTINUATION

  In keeping with the Code's general requirement that Death Proceeds must be distributed within five years after the death of the Contract Owner (or, if applicable, the Annuitant), the Beneficiary Continuation provision permits a Beneficiary to hold his or her share of the Death Proceeds (as determined after the Death Proceeds have been reduced by the amount of any outstanding loan plus accrued interest) in the Contract and to continue the Contract for a period ending five years after the date of death, provided that the Beneficiary's share of the Death Proceeds meets the Company's published minimum (currently $5,000 for non-tax qualified Contracts and $2,000 for tax qualified Contracts). THE CONTRACT CANNOT BE CONTINUED FOR ANY BENEFICIARY WHOSE SHARE OF THE DEATH PROCEEDS DOES NOT MEET THE MINIMUM.

  The Beneficiary has 90 days after the date the Company receives due proof of death to make an election with respect to his or her share of the Death Proceeds. The Beneficiary may elect either: (1) payment in a single sum; (2) application to a permitted annuity payment option with payments to begin within one year of the date of death; or (3) Beneficiary Continuation, provided that the Beneficiary's share of the Death Proceeds meets the Company's published minimum. IF THE BENEFICIARY DOES NOT MAKE AN ELECTION WITHIN 90 DAYS AFTER THE COMPANY RECEIVES DUE PROOF OF DEATH, THE CONTRACT WILL BE CONTINUED UNDER THE BENEFICIARY CONTINUATION PROVISION FOR A PERIOD ENDING FIVE YEARS AFTER THE DATE OF DEATH. IF BENEFICIARY CONTINUATION IS NOT AVAILABLE BECAUSE THE BENEFICIARY'S SHARE OF THE DEATH PROCEEDS DOES NOT MEET THE COMPANY'S PUBLISHED MINIMUM, HOWEVER, THE DEATH PROCEEDS WILL BE PAID IN A SINGLE SUM UNLESS THE BENEFICIARY ELECTS AN ANNUITY PAYMENT OPTION WITHIN 90 DAYS AFTER THE COMPANY RECEIVES DUE PROOF OF DEATH.

  If the Contract is continued under the Beneficiary Continuation provision, the Death Proceeds (reduced by the amount of any outstanding loan plus accrued interest) become the Contract Value on the date the continuation is effected, and will be allocated among the accounts in the same proportion as they had been prior to the continuation. In addition, the Beneficiary will have the right to make transfers and fully or partially surrender his or her Contract Value, and no contingent deferred sales charge will apply. The Beneficiary cannot, however, make additional purchase payments, take loans or exercise the dollar cost averaging feature. Five years from the date of death of the Contract Owner (or, if applicable, the Annuitant), the Company will pay the Beneficiary's Contract Value to the Beneficiary. If the Beneficiary dies during that five year period, the Beneficiary's death benefit will be the Beneficiary's Contract Value on the date when the Company receives due proof of the Beneficiary's death.

  --SPECIAL OPTIONS FOR SPOUSES

  Under the Spousal Continuation provision, the Contract may be continued after the death of the Contract Owner (or the Annuitant, in the case of a Contract that is not owned in an individual capacity) if the Contract identifies the deceased spouse as the Contract Owner (or, if applicable, the Annuitant) and the surviving spouse as the primary Beneficiary. In that case, the surviving spouse can elect one of the following three options within 90 days after the Company receives due proof of death of the Contract Owner (or, if applicable, the Annuitant). The surviving spouse may elect: (1) to receive the Death Proceeds (reduced by the amount of any outstanding loan plus accrued interest) either in one sum or under a permitted payment option; (2) to continue the Contract under the Beneficiary Continuation provision; or (3) to continue the Contract under the Spousal Continuation provision with the surviving spouse as the Contract Owner (or, if applicable, the Annuitant). IF THE SURVIVING SPOUSE DOES NOT MAKE AN ELECTION WITHIN 90 DAYS AFTER THE COMPANY RECEIVES DUE PROOF OF DEATH, THE CONTRACT WILL AUTOMATICALLY BE CONTINUED UNDER THE SPOUSAL CONTINUATION PROVISION, WITH THE RESULT THAT THE SURVIVING SPOUSE WILL FOREGO THE RIGHT TO RECEIVE THE DEATH PROCEEDS AT THAT TIME.

  A surviving spouse who elects Beneficiary Continuation under a Contract that is qualified for tax-benefited treatment under the Code must begin to receive distributions from the Contract by the earlier of: (1) five years from the date of death; and (2) the year in which the Contract Owner (or, if applicable, the Annuitant) would have reached age 70 1/2.

  Under the Spousal Continuation provision, all terms and conditions of the Contract that applied prior to the death will continue to apply, regardless of whether or not the Contract is qualified for tax benefited treatment under the Code, except that:

     a. The surviving spouse will not be permitted to make additional purchase payments or take loans under Contracts issued in connection with a retirement plan qualifying for tax benefited treatment under Section 401 or 403 of the Internal Revenue Code; and

     b. The Maturity Date will be reset to a later date, if necessary, based on the age of the surviving spouse. The Maturity Date cannot be reset to an earlier date. In the event the Maturity Date is reset, the new Maturity Date will be the date when the surviving spouse reaches the maximum maturity age under applicable state law. In most states, the maximum maturity age is 95, but the maximum maturity age is 85 in New York and Pennsylvania.

  The Spousal Continuation provision will not be available if, at the time of the Contract Owner's death, the surviving spouse is older than the maximum maturity age under applicable state law. In addition, the Spousal Continuation provision will not be available if, at the original Maturity Date, the surviving spouse would be older than the maximum maturity age under applicable state law.

  If a Contract is subject to a loan at the time the Contract Owner (or, if applicable, the Annuitant) dies, and the Contract is continued under the Spousal Continuation provision, the amount of the outstanding loan plus accrued interest will be treated as a taxable distribution from the Contract to the deceased Contract Owner, and the Contract Value will be reduced accordingly.

TRANSFER PRIVILEGE

  It is the position of the Company that you may transfer your Contract Value among accounts without incurring adverse federal income tax consequences. It is not clear, however, whether the Internal Revenue Service will limit the number of transfers between sub-accounts and/or the Fixed Account in an attempt to limit the Contract Owner's incidents of ownership in the assets used to support the Contract. See "Taxation of the Contracts--Special Rules for Annuities Used By Individuals or with Plans and Trusts not Qualifying Under the Code for Tax Benefited Treatment." The Company currently allows 12 free transfers per Contract Year prior to annuitization. Additional transfers are subject to a $10 charge per transfer. The Company reserves the right to impose a charge of $10 on each transfer in excess of four per year and to limit the number of transfers. After variable annuity payments have commenced, you may make one transfer per year without the consent of the Company, and the Fixed Account is not available under variable payment options. All transfers are subject to the requirement that the amount of Contract Value transferred be at least $25 (or, if less, the amount of Contract Value held in the sub-account from which the transfer is made) and that, after the transfer is effected, Contract Value be allocated among not more than ten accounts, including the Fixed Account. Transfers will be accomplished at the relative net asset values per share of the particular Eligible Funds next determined after the request is received by the Company's Designated Office. See "Requests and Elections" for information regarding transfers made by written request and by telephone.

  For special rules regarding transfers involving the Fixed Account, see "The Fixed Account." Transfers out of the Fixed Account are limited as to timing,
                ------------------------------------------------------------
frequency and amount.
---------------------

DOLLAR COST AVERAGING

  The Company offers an automated transfer privilege referred to here as dollar cost averaging. Under this feature you may request that a certain amount of your Contract Value be transferred on the same day each month, prior to annuitization, from any one account of your choice (excluding the Fixed Account) to one or more of the other accounts (excluding the Fixed Account) subject to the limitation that Contract Value may not be allocated to more than 10 accounts, including the Fixed Account, at any time. Currently, a minimum of $100 must be transferred to each account that you select under this feature. Transfers made under the dollar cost averaging program will not be counted against the twelve transfers per year which may be made free of charge. You may cancel your use of the dollar cost averaging program at any time prior to the monthly transfer date. (See Appendix A for more information about Dollar Cost Averaging.) Requests related to your use of the dollar cost averaging program should be sent to the Designated Office.

SURRENDERS

  Prior to annuitization, you may surrender the Contract for all or part of the Contract Value (reduced by the amount of any outstanding loan plus accrued interest.) (See "Loan Provision for Certain Tax Benefited Retirement Plans.") This right is subject to any restrictions on surrender under applicable laws relating to employee benefit plans or under the terms of the plans themselves. The election to surrender must be in a form conforming to the Company's administrative procedures and must be received at the Company's Designated Office prior to the earlier of the Maturity Date or the Annuitant's death. You may receive the proceeds in cash or apply them to an annuity payment option. If you wish to apply the proceeds to a payment option, you must so indicate in your surrender request; otherwise you will receive the proceeds in a lump sum and may be taxed on them as a full distribution. Payment of surrender proceeds normally will be made within 7 days, subject to the Company's right to suspend payments under certain circumstances. (See "Suspension of Payments.") The Federal tax laws impose penalties upon, and in some cases prohibit, certain premature distributions from the Contracts before or after the date on which annuity payments are to begin. (See "Federal Income Tax Status.") No surrender is permitted in connection with a Contract issued pursuant to the Optional Retirement Program of the University of Texas System prior to the plan participant's death, retirement, or termination of employment in all Texas public institutions of higher education.

  On receipt of an election to surrender, the Company will cancel the number of Accumulation Units necessary to equal the dollar amount of the surrender request. On a full surrender, any applicable Administration Contract Charge will be deducted from this amount. Any applicable Contingent Deferred Sales Charge also will be deducted from this amount on a full or partial surrender. Also, any applicable Contingent Deferred Sales Charge will be imposed upon the application of proceeds to an annuity payment option unless you elect (a) a variable life income option (payment options 2, 3 or 6 as described under "Annuity Options") or (b) for Contracts that have been in force at least five years, a fixed life income payment option (comparable to payment options 2, 3 or 6 as described under "Annuity Options" but on a fixed basis). (See "Administration Charges, Contingent Deferred Sales Charge and Other Deductions" and "Annuity Options."') A partial surrender will reduce the Contract Value in the sub-accounts in proportion to the amount of Contract Value in each sub-account, unless you request otherwise. Surrenders and related charges will be based on Accumulation Unit Values next determined after the election is received at the Company's Designated Office or, if surrender proceeds are to be applied to an annuity payment option, at such later date as may be specified in the request for surrender. After a partial surrender, the remaining Contract Value must be at least $500 (unless the Company consents to a lesser amount) or, if the Contract is subject to an outstanding loan, the remaining unloaned Contract Value must be at least 10% of the total Contract Value after the partial surrender or $500, whichever is greater (unless the Company consents to a lesser amount). If the requested partial surrender would not satisfy this requirement, at the Contract Owner's option either the amount of the partial surrender will be reduced or the transaction will be treated as a full surrender and any applicable Contingent Deferred Sales Charge will be deducted from the proceeds.

  Any surrender may result in adverse tax consequences. You are advised to consult a qualified tax advisor as to the consequences of such a distribution. (See "Federal Income Tax Status.")

SYSTEMATIC WITHDRAWALS

  The Systematic Withdrawal feature available under the Contracts allows the Contract Owner to have a portion of the Contract Value withdrawn automatically at regularly scheduled intervals prior to annuitization. The application for the Systematic Withdrawal feature specifies the applicable terms and conditions of the program. Systematic

Withdrawals are processed on the same day each month, depending on your election. If the New York Stock Exchange is closed on the day when the withdrawal is to be made, the withdrawal will be processed on the next business day. The Contingent Deferred Sales Charge will apply to amounts received under the Systematic Withdrawal program in the same manner as it applies to other partial surrenders and surrenders of Contract Value. (See "Contingent Deferred Sales Charge.") Of course, continuing to make purchase payments under the Contract while you are making Systematic Withdrawals means that you could incur any applicable Contingent Deferred Sales Charge on the withdrawals at the same time that you are making the new purchase payments. The Federal tax laws may include systematic withdrawals in the Contract Owner's gross income in the year in which the withdrawal occurs and will impose a penalty of 10% on certain systematic withdrawals which are premature distributions.

LOAN PROVISION FOR CERTAIN TAX BENEFITED RETIREMENT PLANS

  Contract loans are available to participants under TSA Plans that are not subject to ERISA, to trustees of Qualified Plans and to fiduciaries of TSA Plans subject to ERISA in those states where the insurance department has approved the currently applicable Contract loan provision. (The Contracts are only available on a limited basis to plans qualified under Section 401(k) of the Code and are no longer being offered to TSA Plans subject to ERISA. See "Retirement Plans Offering Federal Tax Benefits.")

  The Department of Labor has issued regulations (the "ERISA regulations") governing plan participant loans under retirement plans subject to ERISA. Generally, the ERISA regulations will apply to retirement plans that qualify under Sections 401(a) and 401(k) of the Code and employer-sponsored TSA Plans (generally those to which employers make contributions not attributable to salary reduction agreements). YOU AND YOUR EMPLOYER ARE RESPONSIBLE FOR DETERMINING WHETHER YOUR PLAN IS SUBJECT TO AND COMPLIES WITH THE ERISA REGULATIONS ON PARTICIPANT PLAN LOANS.

  It is the responsibility of the trustee of a Qualified Plan or fiduciary of a TSA Plan subject to ERISA to ensure that the proceeds of a Contract loan are made available to a participant under a separate plan loan agreement, the terms of which comply with all the plan qualification requirements including the requirements of the ERISA regulations on plan loans. Therefore, the plan loan agreement may differ from the Contract loan provisions and, if you are a participant in a Qualified Plan or a TSA Plan subject to ERISA, you should consult with the fiduciary administering the plan loan program to determine your rights and obligations with respect to plan loans.

  The ERISA regulations contain requirements for plan loans relating to their maximum amount, availability, and other matters. Among the rules are the requirements that the loan bear a reasonable rate of interest, be adequately secured, provide a reasonable repayment schedule, and be made available on a basis that does not discriminate in favor of employees who are officers or shareholders or who are highly compensated. These regulations may change from time to time. Failure to comply with these requirements may result in penalties under the Code and under ERISA.

  One of the current requirements of the ERISA regulations is that the plan must charge a "commercially reasonable" rate of interest for plan loans. The Contract loan interest rate may not be considered "commercially reasonable" within the meaning of the ERISA regulations, and it is the responsibility of the plan fiduciary to charge the participant any additional interest under the plan loan agreement which may be necessary to make the overall rate charged comply with the regulation. The ERISA regulations also currently require that a loan be adequately secured, but provide that not more than 50% of the participant's vested account balance under the plan may be used as security for the loan. A Contract loan is secured by the portion of the Contract Value which is held in the Company's general account as a result of the loan. The plan fiduciary must ensure that the Contract Value held as security under the Contract, plus any additional portion of the participant's vested account balance which is used as security under the plan loan agreement, does not exceed 50% of the participant's total vested account balance under the plan.

  The amount of any loan may not exceed the maximum loan amount as determined under the Company's maximum loan formula. The effect of a loan on your Contract is that a portion of the Contract Value equal to the amount of the loan will be transferred to the Company's general account and will earn interest (which is credited to the Contract) at the effective rate of 4 1/2% per year. This earned interest will be credited to the Contract's sub-accounts (and, if available under your Contract, to the Fixed Account) annually in accordance with the allocation instructions in effect for purchase payments under your Contract on the date of the crediting. Interest charged on the loan will be 6 1/2% per year. Depending on the Company's interpretation of applicable law and on the Company's administrative procedures, the interest rates charged and earned on loaned amounts may be changed (for example, to provide for a variable interest rate) with respect to new loans made. The Company may also establish a minimum loan amount. Because the amount moved to the general account as a result of the loan does not participate in the Variable Account's investment experience, a Contract loan can have a permanent effect on the Contract Value and Death Proceeds.

  The Company will not permit more than one loan at a time on any Contract except where state regulators require otherwise. In addition, the Code provides that the total amount of loans under all your retirement plans may not at any one time exceed $50,000 less the highest outstanding loan balance in the preceding 12 months, subject, however, to a smaller maximum, if applicable, of the greater of: (1) $10,000; or (2) 50% of the value of your nonforfeitable, accrued benefits. Loans must be repaid within 5 years except for certain loans used for the purchase of a principal residence, which must be repaid within 20 years. Repayment of the principal amount and interest on the loan will be required in equal monthly installments by means of repayment procedures established by the Company. Contract loans are subject to applicable retirement program laws and their taxation is determined under the Code. Under current practice, if a Contract loan installment repayment is not made, the Company (unless restricted by law) may make a full or partial surrender of the Contract in the amount of the unpaid installment repayment on the Contract loan or, if there is a default on the Contract loan, in an amount equal to the outstanding loan balance (plus any applicable Contingent Deferred Sales Charge and $30 Administration Contract Charge in each case). (A default on the loan is defined in the loan application and includes, among other things, nonpayment of three consecutive or a total of five installment repayments, or surrender of the Contract.) An installment repayment of less than the amount billed will not be accepted. A full or partial surrender of the Contract to repay all or part of the loan may result in serious adverse tax consequences for the plan participant (including penalty taxes) and may adversely affect the qualification of the plan or Contract. The Company intends, by the end of 1997, to postpone a full or partial surrender attributable to a defaulted loan until the earliest permitted distribution date under the law governing the applicable retirement program. The trustee of a Qualified Plan or a TSA Plan subject to ERISA will be responsible for reporting to the IRS and advising the participant of any tax consequences resulting from the reduction in the Contract Value caused by the surrender and for determining whether the surrender adversely affects the qualification of the plan. In the case of a TSA Plan not subject to ERISA, the Company will report the surrender to the IRS as a taxable distribution under the Contract.

  The Internal Revenue Service issued proposed regulations in December of 1995, which, if finalized in their present form, would require that if the repayment terms of a loan are not satisfied after the loan has been made due to a failure to make a loan repayment as scheduled, including any applicable grace period, the balance of the loan would be deemed to be distributed. If the loan is treated as a distribution under Code Section 72(p), the proposed regulations state that the amount so distributed is to be treated as a taxable distribution subject to the normal rules of Code Section 72, if the participant's interest in the plan includes after-tax contributions (or other tax basis). A deemed distribution would also be a distribution for purposes of the 10 percent tax in Code Section 72(t) and the excise tax on excess distributions under Section 4980A. However, a deemed distribution under Section 72(p) would not be treated as an actual distribution for purposes of Code Section 401, the rollover and income averaging provisions of Section 402 and the distribution restrictions of
Section 403(b).

  Partial surrenders will be restricted by the existence of a loan and, after any partial surrender, the remaining unloaned Contract Value must be at least 10% of the total Contract Value after the partial surrender or $500, whichever is greater (unless the Company consents to a lesser amount). If a partial surrender by the Company to enforce the loan repayment schedule would reduce the unloaned Contract Value below this amount, the Company reserves the right to surrender the entire Contract and apply the Contract Value to the Contingent Deferred Sales Charge, the $30 Administration Contract Charge and the amount owed to the Company under the loan. If at any time an excess Contract loan exists (that is, the Contract loan balance exceeds the Contract Value), the Company has the right to terminate the Contract.

  Unless you request otherwise, Contract loans will reduce the amount of the Contract Value in the accounts in proportion to the Contract Value then in each account. If any portion of the Contract loan was attributable to Contract Value in the Fixed Account, then an equal portion of each loan repayment will have to be allocated to the Fixed Account. (For example, if 50% of the loan was attributable to your Fixed Account Contract Value, then 50% of each loan repayment will be allocated to the Fixed Account). Unless you request otherwise, a repayment will be allocated to the sub-accounts in the same proportions to which the loan was attributable to the sub-accounts. (Under certain loans made prior to the date of this prospectus and loans made in South Carolina, repayments will be allocated, unless you request otherwise, according to the allocation instructions in effect for purchase payments under your Contract, pursuant to the terms of the applicable Contract loan endorsement.)

  The amount of the death proceeds, the amount payable upon surrender of the Contract and the amount applied on the Maturity Date to provide annuity payments will be reduced by the amount of any outstanding Contract loan plus accrued interest. In these circumstances, the amount of the outstanding contract loan plus accrued interest generally will be taxed as a taxable distribution.

  The tax and ERISA rules relating to participant loans under tax benefited retirement plans are complex and in some cases unclear, and they may vary depending on the individual circumstances of each loan. The Company strongly recommends that you, your employer and your plan fiduciary consult a qualified tax advisor regarding the currently applicable tax and ERISA rules before taking any action with respect to loans.

  The Company will provide further information regarding loans upon request.

DISABILITY BENEFIT RIDER

  A disability benefit rider may be purchased, provided that the Annuitant satisfies any applicable underwriting standards. This feature is available only if you are under age 60 when your Contract is issued and if you plan to make regular annual contributions to the Contract. If the Annuitant becomes totally disabled, the rider provides that the Company will make monthly purchase payments under the Contract, subject to the terms and conditions of the rider.


SUSPENSION OF PAYMENTS

  The Company reserves the right to suspend or postpone the payment of any amounts due under the Contract or transfers of Contract Values between sub-accounts when permitted under applicable Federal laws, rules and regulations. Current Federal law permits such suspension or postponement if: (a) the New York Stock Exchange is closed (other than for customary weekend and holiday closings); (b) trading on the Exchange is restricted; (c) an emergency exists such that it is not reasonably practicable to dispose of securities held in the Variable Account or to determine the value of its assets; or (d) the Securities and Exchange Commission by order so permits for the protection of securities holders. Conditions described in (b) and (c) will be decided by or in accordance with rules of the Securities and Exchange Commission.

OWNERSHIP RIGHTS

  During the Annuitant's lifetime, all rights under the Contract are vested solely in the Contract Owner unless otherwise provided. Such rights include the right to change the Beneficiary, to change the payment option, to assign the Contract (subject to the restrictions referred to below), and to exercise all other rights, benefits, options and privileges conferred by the Contract or allowed by the Company. Transfer of ownership of the Contract under an ERISA "Pension Plan" to a non-spousal beneficiary may require spousal consent.

  Qualified Plans and certain TSA Plans with sufficient employer involvement are deemed to be "Pension Plans" under ERISA and may, therefore, be subject to rules under the Retirement Equity Act of 1984. These rules require that benefits from annuity contracts purchased by a Pension Plan and distributed to or owned by a participant be provided in accordance with certain spousal consent, present value and other requirements which are not enumerated in the Contract. Thus, the tax consequences of the purchase of the Contracts by Pension Plans should be considered carefully.

  Those Contracts offered by the prospectus which are designed to qualify for the favorable tax treatment described below under "Federal Income Tax Status" contain restrictions on transfer or assignment, reflecting requirements of the Code which must be satisfied in order to assure continued eligibility for such tax treatment. In accordance with such requirements, ownership of such a Contract may not be changed and the Contract may not be sold, assigned or pledged as collateral for a loan or for any other purpose except under certain limited circumstances. A Contract Owner contemplating a sale, assignment or pledge of the Contract should carefully review its provisions and consult a qualified tax advisor.

  If Contracts offered by this prospectus are used in connection with deferred compensation plans or retirement plans not qualifying for favorable Federal tax treatment, such plans may also restrict the exercise of rights by the Contract Owner. A Contract Owner should review the provisions of any such plan.

REQUESTS AND ELECTIONS

  Requests for transfers or reallocation of future purchase payments may be made by telephone or written request (which may be telecopied) to the Company at its Designated Office. Written requests for such transfers or changes of allocation must be in a form acceptable to the Company. To request a transfer or change of allocation by telephone, please contact your registered representative, or contact the Company's Designated Office at 1-800-435-4117 between the hours of 9:00 a.m. and 4:00 p.m., Eastern Time. Requests for transfer or reallocation by telephone will be automatically permitted. The Company (or any servicer acting on its behalf) will use reasonable procedures such as requiring certain identifying information from the caller, tape recording the telephone instructions, and providing written confirmation of the transaction, in order to confirm that instructions communicated by telephone are genuine. Any telephone instructions reasonably believed by the Company (or any servicer acting on its behalf) to be genuine will be your responsibility, including losses arising from any errors in the communication of instructions. As a result of this policy, you will bear the risk of loss. If the Company (or any servicer acting on its behalf) does not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, it may be liable for any losses due to unauthorized or fraudulent transactions. All other requests and elections under a Contract must be in writing signed by the proper party, must include any necessary documentation and must be received at the Company's Designated Office to be effective. If acceptable to the Company, requests or elections relating to Beneficiaries and ownership will take effect as of the date signed unless the Company has already acted in reliance on the prior status. The Company is not responsible for the validity of any written request or election.

TEN DAY RIGHT TO REVIEW

  Within 10 days (or more where required by applicable state insurance law) of your receipt of an issued Contract you may return it to the Company at its Designated Office for cancellation. Upon cancellation of the Contract, the Company will refund all your purchase payments. If required by the insurance law or regulations of the state in which your Contract is issued, however, the Company will return to you an amount equal to the sum of (1) any difference between the purchase payments made and the amounts allocated to the Variable Account and (2) the Contract Value.


                       ADMINISTRATION CHARGES, CONTINGENT
                   DEFERRED SALES CHARGE AND OTHER DEDUCTIONS

  The Company deducts various charges from Contract Value for the services provided, expenses incurred and risks assumed in connection with the Contracts. For example, the Company incurs costs and expenses in connection with issuing Contracts, maintaining Contract Owner records and providing accounting, valuation, regulatory and reporting services. The Company also incurs costs and expenses associated with the marketing, sale and distribution of the Contracts. In addition, the Company assumes mortality and expense risks under the Contracts. In particular, the Company guarantees that the dollar amount of the Administration Contract Charge and the amount of the Administration Asset Charge as a percentage of Contract Value will not increase over the life of a Contract, regardless of the actual expenses. Also, the Company guarantees that, although annuity payments will vary according to the performance of the investments you select, annuity payments will not be affected by the mortality experience (death rate) of persons receiving such payments or of the general population. The Company assumes this mortality risk by virtue of annuity rates in the Contract that cannot be changed. The Company also assumes the risk of making a minimum death benefit payment if the Contract Owner (or, if applicable, the Annuitant) dies prior to annuitization. (See "Payment on Death Prior to Annuitization.") The amount and manner of deduction of Contract charges is described below.

ADMINISTRATION CHARGES

  The Company deducts two Administration Charges equal, on an annual basis, to $30 per Contract plus .40% of the daily net assets of each sub-account. The Administration Charges will be deducted from each sub-account in the ratio of your interest therein to your total Contract Value. In addition, the Company charges a transfer fee for certain transfers of Contract Value between accounts, as described below.

  The annual $30 Administration Contract Charge is deducted from the Contract Value on each Contract anniversary for the prior Contract Year and will be deducted on a pro rata basis at annuitization or at the time of a full surrender if the annuitization or surrender occurs on a date other than a Contract anniversary. In those instances in which two Contracts are issued to permit the funding of a spousal IRA, the Administration Contract Charge will be imposed only on the Contract to which the larger purchase payments have been allocated in the Contract application.

  The Administration Asset Charge is equal to an annual rate of .40% of net assets and is computed and deducted on a daily basis from each sub-account. As a percentage of net assets, this charge will not increase over the life of a Contract, but the total dollar amount of the charge will vary depending on the level of net assets. The Administration Asset Charge will continue to be assessed after annuitization if annuity payments are made on a variable basis.


  Prior to annuitization, the Company also imposes a transfer fee of $10 for each transfer of Contract Value in excess of 12 per Contract Year. The Company reserves the right to impose a transfer fee of $10 on each transfer in excess of 4 per Contract Year and to limit the number of transfers.

MORTALITY AND EXPENSE RISK CHARGE

  The Company deducts a Mortality and Expense Risk Charge from the Variable Account. This Charge is computed and deducted on a daily basis from the assets in each sub-account attributable to the Contracts. The charge is at an annual rate of .95% of the daily net assets of each such sub-account, of which .60% represents a mortality risk charge and .35% represents an expense risk charge. The Mortality and Expense Risk Charge as a percentage of Contract Value will not increase over the life of a Contract. The Mortality and Expense Risk Charge will continue to be assessed after annuitization if annuity payments are made on a variable basis. (See "Annuity Payments.")

CONTINGENT DEFERRED SALES CHARGE

  The Company does not make any deductions for sales expenses from purchase payments at the time of purchase. The Contingent Deferred Sales Charge, when applicable, is intended to assist the Company in covering its expenses relating to the sale of the Contracts, including commissions, preparation of sales literature and other promotional activity.

  No Contingent Deferred Sales Charge will apply after a Contract reaches its Maturity Date. You select a Maturity Date when applying for your Contract. The Maturity Date selected must be at least 10 years after issue of the Contract. Under current rules, the Company may consent to issue a Contract with a Maturity Date less than 10 years after issue, provided that the Contract Owner is an employer-sponsored pension plan through which Contracts were purchased prior to May 1, 1994. (See "Election of Annuity" for more information.) A Contingent Deferred Sales Charge will be imposed in the event of certain partial and full surrenders and applications of proceeds to certain payment options prior to the Maturity Date. Up to 10% of the Contract Value on the date of surrender may be surrendered without charge in any one Contract Year. If there is more than one partial surrender in a Contract Year, the amount that may be surrendered without charge is 10% of the Contract Value on the date of the first partial surrender during such year. No charge will be imposed for payments made upon death or application of proceeds to variable life income payment options (payment options 2, 3 or 6 as described under "Annuity Options" below) prior to the Maturity Date. If the Contract has been in force for five years, no charge will be applied upon the election of a fixed life income payment option (comparable to payment options 2, 3 or 6 as described under "Annuity Options" below but on a fixed basis). The Contingent Deferred Sales Charge will be applied upon the election of other forms of payment prior to the Maturity Date. Any such election will be treated as a full surrender for purposes of calculating the applicable Contingent Deferred Sales Charge. The Contingent Deferred Sales Charge applied will equal the following amounts if the transaction occurs in the years indicated:


                     PERCENTAGE OF CONTRACT VALUE WITHDRAWN
              (AFTER FREE WITHDRAWAL OF 10% OF THE CONTRACT VALUE)



                             CONTRACT YEAR
------------------------------------------------------------------------
 1     2     3     4     5     6     7     8     9    10     11 AND AFTER
----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ------------
6.5%  6.0%  5.5%  5.0%  4.5%  4.0%  3.5%  3.0%  2.0%  1.0%        0%


  In cases where the Company has consented to issue a Contract with less than 10 years to the Maturity Date, the Contingent Deferred Sales Charge will be calculated as though the year of the Maturity Date is the tenth Contract Year (and the preceding Contract Year is the ninth year, and so forth) resulting in a lower percentage charge for each Contract Year shown in the table above.

  In no event will the total Contingent Deferred Sales Charge exceed 8% of the first $50,000 of purchase payments made under the Contract and 6.5% of the amount of purchase payments in excess of $50,000. (For persons who purchased a Contract prior to May 1, 1994 and who were age 50 or above at issue, a different Contingent Deferred Sales Charge scale may apply. The applicable scale is indicated on the schedule page of the Contract.)

  The following example illustrates the circumstances under which the maximum sales load would apply. It is hypothetical only and is not intended to suggest that these performance results would necessarily be achieved. For historical performance results see the tables starting on page II-4 of the Statement of Additional Information.

EXAMPLE: Assume that you purchased a Contract with a $10,000 single purchase payment and that you surrendered the Contract during the second Contract Year when the Contract Value had grown to $15,000.

         Using the Contingent Deferred Sales Charge schedule in the chart above, the Contingent Deferred Sales Charge would be: 6% X (90% of $15,000), or $810. However, because this is larger than the maximum allowable charge (8% of the $10,000 purchase payment), your actual Contingent Deferred Sales Charge would be only $800.

  In the event that tax law requires you to take distributions of Contract Value prior to the Maturity Date, they may be subject to the Contingent Deferred Sales Charge to the extent they exceed 10% of the Contract Value in a Contract Year, as described above. (See "Federal Income Tax Status--Taxation of the Contracts.")

  In the case of a partial surrender, the Contingent Deferred Sales Charge is deducted from the Contract Value remaining after the Contract Owner has received the amount requested and is a percentage of the total amount withdrawn. For example, if you requested a partial surrender of $100 (after previously surrendering 10% of the Contract Value free of charge in that Contract Year) and the applicable Contingent Deferred Sales Charge was 5%, the total amount of Contract Value withdrawn in that transaction would be $105.26. After giving effect to a partial surrender, including deduction of the Contingent Deferred Sales Charge, the remaining Contract Value must be at least $500 (unless the Company consents to a lesser amount) or, if the Contract is subject to an outstanding loan, the remaining unloaned Contract Value must be at least 10% of the total Contract Value after the partial surrender or $500, whichever is greater (unless the Company consents to a lesser amount). If the requested partial surrender would not satisfy this requirement, at the Contract Owner's option either the amount of the partial surrender will be reduced or the transaction will be treated as a full surrender and the Contingent Deferred Sales Charge deducted from the proceeds. The Contingent Deferred Sales Charge is deducted from the sub-accounts in the same proportion as the Contract Value that you requested to be surrendered.

  The Contingent Deferred Sales Charge will be waived in connection with an exchange by a Contract Owner of one Zenith Accumulator Contract for another Zenith Accumulator Contract.

PREMIUM TAX CHARGES

  Various states impose a premium tax on annuity purchase payments received by insurance companies. The Company may deduct these taxes from purchase payments and currently does so for Contracts subject to the insurance tax law of Kentucky and South Dakota. Certain states may require the Company to pay the premium tax at annuitization rather than when purchase payments are received. In those states the Company may deduct the premium tax, calculated as a percentage of Contract Value, on the date when annuity payments are to begin. Currently, the Company follows this procedure for Contracts subject to the insurance tax law of North Carolina. The maximum premium tax currently deducted by the Company is 2%. The Company may in the future deduct premium taxes under Contracts subject to the insurance tax laws of other states, or the applicable premium tax rates may change. See Appendix B for a list of premium tax rates paid by the Company.

  Surrender of a Contract may result in a credit against the premium tax liability of the Company in certain States. In such event, the surrender proceeds will be increased by the amount of such tax credit.

  Premium tax rates are subject to being changed by law, administrative interpretations or court decisions. Premium tax amounts will depend on, among other things, the state of residence of the Annuitant and the insurance tax law of the state.

OTHER EXPENSES

  A deduction for an investment advisory fee is made from, and certain other expenses are paid out of, the assets of each Eligible Fund. (See "Expense Table.") The prospectuses and Statements of Additional Information of the Eligible Funds describe these deductions and expenses.

CHARGES UNDER CONTRACTS PURCHASED BY EXCHANGING A FUND I OR PREFERENCE CONTRACT

  If a Contract is purchased by exchanging a variable annuity contract issued by New England Variable Annuity Fund I (a "Fund I contract") or New England Retirement Investment Account (a "Preference contract"), the sales charges will be calculated as described below. There will be no Contingent Deferred Sales Charge on the transfer of assets from a Fund I or Preference contract to a Zenith Accumulator Contract.

  A Contract issued in exchange for a Fund I contract will have no Contingent Deferred Sales Charge. No further purchase payments will be permitted to be made under a Contract purchased by exchanging a Fund I contract. If you purchase a Contract by exchanging a Fund I contract and you also hold or acquire another Zenith Accumulator Contract, the $30 Administration Contract Charge will only be imposed on one of the Contracts. Total asset-based charges (including the investment advisory fee) under Fund I contracts currently equal approximately 1.35%.

  A Contract issued in exchange for a Preference contract will have no Contingent Deferred Sales Charge. Although Preference contracts were originally issued subject to a contingent deferred sales charge, there are no longer any Preference contracts subject to such a charge. Preference contracts have asset-based charges of 1.25% for mortality and expense risks, but do not have an asset-based administration charge. Preference contracts impose a $30 annual administration charge.

  If you are contemplating an exchange of a Fund I or Preference contract for a Zenith Accumulator Contract, you should compare the charges deducted under your existing contract and under the Zenith Accumulator Contract for mortality and expense risk charges, administrative charges and investment advisory fees.


                                ANNUITY PAYMENTS

ELECTION OF ANNUITY

  When applying for a Contract, you select the Maturity Date and an annuity payment option. The Maturity Date selected must be at least 10 years after issue of the Contract. Under current rules, the Company may consent to issue a Contract with a Maturity Date less than 10 years after issue, provided that the Contract Owner is an employer-sponsored pension plan through which Contracts were purchased prior to May 1, 1994. Such Contracts are only available, however, to Annuitants who are age 50 or over at the time of issue. In addition, the applications for such Contracts must satisfy the Company's suitability guidelines and, in the case of Annuitants between the ages of 50 and 58 1/2 at the time of issue, the Maturity Date must be no earlier than the date at which the Annuitant would reach age 59 1/2. Once a Maturity Date is selected, you cannot change it to an earlier date. However, you may surrender the Contract at any time before the Maturity Date and apply the surrender proceeds to an annuity payment option. At any time before the Maturity Date, you may elect to defer the Maturity Date, but you must obtain Company consent to defer if on the later Maturity Date the age of the Annuitant at his or her nearest birthday would be more than seventy-five. You may change the annuity payment option at any time prior to the Maturity Date. You may elect to have annuity payments under a Contract made on a variable basis or on a fixed basis, or you may designate a portion to be paid on a variable basis and a portion on a fixed basis. If you select payments on a fixed basis, the amount of Contract Value applied to the fixed payment option (net of any applicable charges described under "Administration Charges, Contingent Deferred Sales Charge and Other Deductions") will be transferred to the general account of the Company, and the annuity payments will be fixed in amount and duration by the annuity payment option selected, the age of the Payee and, for Contracts issued in New York or Oregon for use in situations not involving an employer-sponsored plan, by the sex of the Payee. (See "Amount of Variable Annuity Payments.")

  Requests to defer the Maturity Date, change payment options or make other elections relating to annuity payments should be sent to the Designated Office. Contracts acquired by retirement plans qualifying for tax benefited treatment may be subject to various requirements concerning the time by which benefit payments must commence, the period over which such payments may be made, the annuity payment options that may be selected, and the minimum annual amounts of such payments. Penalty taxes or other adverse tax consequences may occur upon failure to meet such requirements.

ANNUITY OPTIONS

  Prior to annuitization, you may elect, subject to any applicable restrictions of Federal tax law, to have payments made under any of the annuity payment options provided in the Contract. Any such election depends upon written notice to (and, for variable annuity payment options to begin during the first Contract Year, consent of) the Company. Requests relating to annuity payment options should be sent to the Designated Office. In the event of your death, without having made an election of an annuity payment option, the beneficiary can elect any of the available options listed below, subject to applicable Federal tax law restrictions. Payments will begin on the Maturity Date, as stated in your application or as subsequently deferred, or, in the case of a full surrender as otherwise specified. Pursuant to your election, the Company shall apply all or any part designated by you of the value of your Contract, less any applicable Contingent Deferred Sales Charge and Administration Contract Charge, to any one of the annuity payment options described below.

  Prior to annuitization (but only if the Annuitant is living), you may elect to apply all or any part of the Death Proceeds under any one of the annuity payment options listed below or in any other manner agreeable to the Company.

  The total amount of the Contract Value or Death Proceeds which may be applied to provide annuity payments will be reduced by any applicable charges and by the amount of any outstanding loan plus accrued interest. (See "Loan Provision for Certain Tax Benefited Retirement Plans.")

  The Contract provides for the variable annuity payment options listed below. Due to tax law restrictions, however, only options 1, 2, 3 and 6 are available on a variable payment basis.

     First Option: Variable Income for a Specified Number of Years.* The Company will make variable monthly payments for the number of years elected, which may not be more than 30 except with the consent of the Company.

     Second Option: Variable Life Income. The Company will make variable monthly payments which will continue: while the Payee is living**; while the Payee is living but for at least ten years; or while the Payee is living but for at least twenty years. (The latter two alternatives are referred to as Variable Life Income with Period Certain Option.)

     Third Option: Variable Life Income, Installment Refund. The Company will make variable monthly payments during the life of the Payee but for a period at least as long as the nearest whole number of months calculated by dividing the amount applied to this Option by the amount of the first monthly payment.

     Fourth Option: Investment.* The Company will hold the proceeds applied to this Option as a fixed number of Accumulation Units during the life of the Payee or some other agreed-upon period and, at the death of the Payee or the end of the specified period, the value of the Accumulation Units will be paid in one sum.

     Fifth Option: Specified Amount of Income.* The Company will make monthly payments in the amount elected. Payments will continue until the balance is fully paid out or until the death of the Payee, at which time any balance will be paid in one sum.

     Sixth Option: Variable Life Income for Two Lives. The Company will make variable monthly payments which will continue: while either of two Payees is living (Joint and Survivor Variable Life Income)**, while either of two Payees is living but for at least 10 years (Joint and Survivor Variable Life Income, 10 Years Certain); while two Payees are living, and, after the death of one while the other is still living, two-thirds to the survivor (Joint and 2/3 to Survivor Variable Life Income).**

---------

 * Application of proceeds under this option upon surrender will result in the imposition of any applicable charge described under "Contingent Deferred Sales Charge."

** IT IS POSSIBLE UNDER THIS OPTION TO RECEIVE ONLY ONE VARIABLE ANNUITY PAYMENT
   IF THE PAYEE DIES (OR PAYEES DIE) BEFORE THE DUE DATE OF THE SECOND PAYMENT OR TO RECEIVE ONLY TWO VARIABLE ANNUITY PAYMENTS IF THE PAYEE DIES (OR PAYEES
   DIE) BEFORE THE DUE DATE OF THE THIRD PAYMENT, AND SO ON.

  Comparable fixed payment options are also available for all of the options described above except Option 4. In addition, other annuity payment options (including other periods certain) may be available from time to time, and you should consult the Company as to their availability. If you do not elect an annuity payment option by the Maturity Date, variable payments under the Contract will be made while the Payee is living but for at least ten years. (This is the Second Option: Variable Life Income with Period Certain.) If installments under an annuity payment option are less than $20, the Company can change the payment intervals to 3, 6 or 12 months in order to increase each payment to at least $20.

  The Payee under the first, fourth, or fifth variable payment option may withdraw the commuted value of the payments certain. The commuted value of such payments is calculated based on the assumed interest rate under the Contract. (See "Amount of Variable Annuity Payments.") After the death of the Payee under the second or third variable payment option or the surviving Payee under the sixth variable payment option, a Payee named to receive any unpaid payments certain may withdraw the commuted value of the payments certain. If the fifth option is elected as a fixed payment option, the Payee can be given the right to withdraw all or part of the amounts remaining under the payment option.

  The availability of certain annuity payment options may be restricted on account of Company policy and Federal tax law, which among other things, may restrict payment to the life expectancy of the payee.

  The Company continues to assess the Mortality and Expense Risk Charge after the Maturity Date if annuity payments are made under any variable annuity payment option, including an option not involving a life contingency and under which the Company bears no mortality risk.


                      AMOUNT OF VARIABLE ANNUITY PAYMENTS

  At the Maturity Date (or any other application of proceeds to a payment option), the Contract Value (reduced by any applicable charges and by any outstanding loan plus accrued interest) is applied toward the purchase of monthly annuity payments. The amount of monthly variable payments will be determined on the basis of (i) annuity purchase rates not lower than the rates set forth in the Life Income Tables contained in the Contract that reflect the Payee's age, (ii) the assumed interest rate selected, (iii) the type of payment option selected, and (iv) the investment performance of the Eligible Funds selected. (The Fixed Account is not available under variable payment options.)

  The annuity purchase rates are used to calculate the basic payment level purchased by the Contract Value. These rates vary according to the age of the Payee. The higher the Payee's age at annuitization, the greater the basic payment level under options involving life contingencies, because the Payee's life expectancy and thus the period of anticipated income payments will be shorter. With respect to Contracts issued in New York or Oregon for use in situations not involving an employer-sponsored plan, purchase rates used to calculate the basic payment level will also reflect the sex of the Payee. Under such Contracts, a given Contract Value will produce a higher basic payment level for a male Payee than for a female Payee, reflecting the greater life expectancy of the female Payee. If the Contract Owner has selected an annuity payment option that provides for a refund at death of the Payee or that guarantees that payments will be made for the balance of a period of a certain number of years after the death of the Payee, the Contract Value will purchase lower monthly benefits.

  The dollar amount of the initial variable annuity payment will be at the basic payment level. The assumed interest rate under the Contract will affect both this basic payment level and the amount by which subsequent payments increase or decrease. Each payment after the first will vary with the difference between the net investment performance of the sub-accounts selected and the assumed interest rate under the Contract. If the actual net investment rate exceeds the assumed interest rate, the dollar amount of the annuity payments will increase. Conversely, if the actual rate is less than the assumed interest rate, the dollar amount of the annuity payments will decrease. If actual investment performance is equal to the assumed interest rate, the monthly payments will remain level.

  Unless otherwise provided, the assumed interest rate will be at an annual rate of 3.5%. You may select as an alternative an annual assumed interest rate of 0% or, if allowed by applicable law or regulation, 5%. A higher assumed interest rate will produce a higher first payment, a more slowly rising series of subsequent payments when the actual net investment performance exceeds the assumed interest rate, and a more rapid drop in subsequent payments when the actual net investment performance is less than the assumed interest rate.

  You may, even after variable annuity payments have commenced, direct that all or a portion of your investment in one sub-account be transferred to another sub-account of the Variable Account in the manner provided under "Transfer Privilege."

MINIMUM ANNUITY PAYMENTS

  Annuity payments will be made monthly. But if any payment would be less than $20, the Company may change the frequency so that payments are at least $20 each.

PROOF OF AGE, SEX AND SURVIVAL

  The Company may require proof of age, sex (if applicable) and survival of any person upon the continuation of whose life annuity payments depend.

  The foregoing descriptions are qualified in their entirety by reference to the Statement of Additional Information and to the Contract, which contains detailed information about the various forms of annuity payment options available, and other matters also of importance.


                 RETIREMENT PLANS OFFERING FEDERAL TAX BENEFITS

  The Federal tax laws provide for a variety of retirement plans offering tax benefits. These plans, which may be funded through the purchase of the individual variable annuity contracts offered in this prospectus, include:

     1. Plans qualified under Section 401(a), 401(k), or 403(a) of the Code ("Qualified Plans") (At this time, the Contracts are only available on a limited basis to plans qualified under Section 401(k). Contracts are not being offered to 401(k) plans unless such plans already own Contracts on participants.);

     2. Annuity purchase plans adopted by public school systems and certain tax-exempt organizations pursuant to Section 403(b) of the Code ("TSA Plans") which are funded solely by salary reduction contributions and which are not otherwise subject to ERISA (The Contracts are no longer being offered through TSA Plans that are subject to ERISA.);

     3. Individual retirement accounts adopted by or on behalf of individuals pursuant to Section 408(a) of the Code and individual retirement annuities purchased pursuant to Section 408(b) of the Code (both of which may be referred to as "IRAs"), including simplified employee pension plans and salary reduction simplified employee pension plans, which are specialized IRAs that meet the requirements of Section 408(k) of the Code ("SEPs" and "SARSEPs");


     4. Eligible deferred compensation plans (within the meaning of Section 457 of the Code) for employees of state and local governments and tax-exempt organizations ("Section 457 Plans"); and

     5. Governmental plans (within the meaning of Section 414(d) of the Code) for governmental employees, including Federal employees ("Governmental Plans").

  An investor should consult a qualified tax or other advisor as to the suitability of a Contract as a funding vehicle for retirement plans qualifying for tax benefited treatment, as to the rules underlying such plans and as to the state and Federal tax aspects of such plans. At this time, the Contracts are not being offered to plans qualified under Section 401(k) of the Code unless such plans already own Contracts on participants, and are no longer being offered through TSA Plans that are subject to ERISA. The Company will not provide all the administrative support appropriate for 401(k) plans or TSA Plans subject to ERISA. Accordingly, the Contract should NOT be purchased for use with such plans.

  A summary of the Federal tax laws regarding contributions to, and distributions from, the above tax benefited retirement plans may be found below under the heading "Special Rules for Annuities Purchased for Annuitants Under Retirement Plans Qualifying for Tax Benefited Treatment." It should be understood that should a tax benefited retirement plan lose its qualification for tax-exempt status, employees will lose some of the tax benefits described herein.

  In the case of certain TSA Plans under Section 403(b)(1) of the Code and IRAs purchased under Section 408(b) of the Code, the individual variable annuity contracts offered in this prospectus comprise the retirement "plan" itself. These Contracts will be endorsed, if necessary, to comply with Federal and state legislation governing such plans, and such endorsements may alter certain Contract provisions described in this prospectus. Refer to the Contracts and any endorsements for more complete information.


                           FEDERAL INCOME TAX STATUS

  The following discussion is intended as a general description of the Federal income tax aspects of the Contracts. It is not intended as tax advice. For more complete information, you should consult a qualified tax advisor.

TAX STATUS OF THE COMPANY AND THE VARIABLE ACCOUNT

  The Company is taxed as a life insurance company under the Code. The Variable Account and its operations are part of the Company's total operations and are not taxed separately. Under current law no taxes are payable by the Company on the investment income and capital gains of the Variable Account. Such income and gains will be retained in the Variable Account and will not be taxable until received by the Annuitant or the Beneficiary in the form of annuity payments or other distributions.

  The Contracts provide that the Company may make a charge against the assets of the Variable Account as a reserve for taxes which may relate to the operations of the Variable Account.

TAXATION OF THE CONTRACTS

  The variable annuity contracts described in this prospectus are considered annuity contracts the taxation of which is governed by the provisions of Section 72 of the Code. As a general proposition, Section 72 provides that Contract Owners are not subject to current taxation on increases in the value of the Contracts resulting from earnings or gains on the underlying mutual fund shares until they are received by the Annuitant or Beneficiary in the form of annuity payments. (Exceptions to this rule are discussed below under "Special Rules for Annuities Used by Individuals or with Plans and Trusts Not Qualifying Under the Code for Tax Benefited Treatment.")

  Under the general rule of Section 72, to the extent there is an "investment" in the Contract, a portion of each annuity payment is excluded from gross income as a return of such investment. The balance of each annuity payment is includible in gross income and taxable as ordinary income. In general, earnings on all contributions to the Contract and contributions made to a Contract which are deductible by the contributor will not constitute an "investment" in the Contract under Section 72.

(A) SPECIAL RULES FOR ANNUITIES PURCHASED FOR ANNUITANTS UNDER RETIREMENT PLANS QUALIFYING FOR TAX BENEFITED TREATMENT

  Set forth below is a summary of the Federal tax laws applicable to contributions to, and distributions from, retirement plans that qualify for Federal tax benefits. Such plans are defined above under the heading "Retirement Plans Offering Federal Tax Benefits." You should understand that the following summary does not include everything you need to know regarding such tax laws.

  The Code provisions and the rules and regulations thereunder regarding retirement trusts and plans, the documents which must be prepared and executed and the requirements which must be met to obtain favorable tax treatment for them are very complex. Some retirement plans are subject to distribution and other requirements that are not incorporated into our Contract administration procedures. Owners, participants and beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the Contracts comply with applicable law. A person contemplating the purchase of a Contract for use with a retirement plan qualifying for tax benefited treatment under the Code should consult a qualified tax advisor as to all applicable Federal and state tax aspects of the Contracts and, if applicable, as to the suitability of the Contracts as investments under ERISA.

(i) Plan Contribution Limitations

  Statutory limitations on contributions to retirement plans that qualify for federal tax benefits may limit the amount of money that may be contributed to the Contract in any Contract Year. Any purchase payments attributable to such contributions may be tax deductible to the employer and are not currently taxable to the Annuitants for whom the Contracts are purchased. The contributions to the Contract and any increase in Contract Value attributable to such contributions are not subject to taxation until payments from the Contract are made to the Annuitant or his/her Beneficiaries.

TSA PLANS

  Purchase payments attributable to TSA Plans are not includible within the Annuitant's income to the extent such purchase payments do not exceed certain statutory limitations, including the "exclusion allowance." The exclusion allowance is a calculation which takes into consideration the Annuitant's includible compensation, number of years of service, and prior years of contributions. For more information, the Annuitant should obtain a copy of IRS Publication 571 on TSA Programs for Employees of Public Schools and Certain Tax Exempt Organizations which will better assist the Annuitant in calculating the exclusion allowance and other limitations to which he or she may be subject for any given tax year. Any purchase payments attributable to permissible contributions under Code Section 403(b) (and earnings thereon) are not taxable to the Annuitant until amounts are distributed from the Contract. However, these payments may be subject to FICA (Social Security) taxes.

IRAS, SEPS, SARSEPS

  The maximum tax deductible purchase payment which may be contributed each year to an IRA is the lesser of $2,000 or 100 percent of includible compensation if the taxpayer is not covered under an employer plan. A spousal IRA is available if the taxpayer and spouse file a joint return and the spouse earns no compensation (or elects to be treated as earning no compensation) and is not yet age 70 1/2. The maximum tax deductible purchase payment which a taxpayer may make to a spousal IRA is $2,000. If covered under an employer plan, taxpayers are permitted to make deductible purchase payments; however, the deductions are phased out and eventually eliminated, on a pro rata basis, for adjusted gross income between $25,000 and $35,000 for an individual, between $40,000 and $50,000 for a married couple filing jointly and between $0 and $10,000 for a married person filing separately. A taxpayer may also make nondeductible purchase payments. However, the total of deductible and nondeductible purchase payments may not exceed the limits described above for deductible payments. An IRA is also the vehicle that receives contributions to SEPs and SARSEPs. Maximum contributions (including elective deferrals) to SEPs and SARSEPs are currently limited to the lesser of 15% of compensation (generally up to $160,000 for 1997) or $30,000. For more information concerning the contributions to IRAs, SEPs and SARSEPs, you should obtain a copy of IRS Publication 590 on Individual Retirement Accounts. In addition to the above, an individual may make a "rollover" contribution into an IRA with the proceeds of certain distributions (as defined in the Code) from a Qualified Plan.

SECTION 457 PLANS

  Generally, under a Section 457 Plan, an employee or executive may defer income under a written agreement in an amount equal to the lesser of 33 1/3% of includible compensation or $7,500. The amounts so deferred (including earnings thereon) by an employee or executive electing to contribute to a Section 457 Plan are includible in gross income only in the tax year in which such amounts are paid or made available to that employee or executive or his/ her Beneficiary. With respect to a Section 457 Plan for a nonprofit organization other than a governmental entity, (i) once contributed to the plan, any Contracts purchased with employee contributions remain the sole property of the employer and may be subject to the general creditors of the employer and (ii) the employer retains all ownership rights to the Contract including voting and redemption rights which may accrue to the Contract(s) issued under the plan. The plans may permit participants to specify the form of investment for their deferred compensation account. Depending on the terms of the particular plan, the employer may be entitled to draw on deferred amounts for purposes unrelated to its Section 457 Plan obligations.

(ii) Distributions from the Contract

MANDATORY WITHHOLDING ON CERTAIN DISTRIBUTIONS

  After January 1, 1993, many distributions called "eligible rollover distributions" from Qualified Plans and from many TSA Plans will be subject to automatic withholding by the plan or payor at the rate of 20%. Withholding can be avoided by arranging a direct transfer of the eligible rollover distribution to a Qualified Plan, TSA or IRA.

QUALIFIED PLANS, TSA PLANS, IRAS, SEPS, SARSEPS AND GOVERNMENTAL PLANS

  Payments made from the Contracts held under a Qualified Plan, TSA Plan, IRA, SEP, SARSEP or Governmental Plan are taxable under Section 72 of the Code as ordinary income, in the year of receipt. Any amount received in surrender of all or part of the Contract Value prior to annuitization will, subject to restrictions and penalties discussed below, also be included in income in the year of receipt. If there is any "investment" in the Contract, a portion of each amount received is excluded from gross income as a return of such investment. Distributions or withdrawals prior to age 59 1/2 may be subject to a penalty tax of 10% of the amount includible in income. This penalty tax does not apply: (i) to distributions of excess contributions or deferrals; (ii) to distributions made on account of the Annuitant's death, retirement, disability or early retirement at or after age 55; (iii) when distribution from the Contract is in the form of an annuity over the life or life expectancy of the Annuitant (or joint lives or life expectancies of the Annuitant and his or her Beneficiary); or (iv) when distribution is made pursuant to a qualified domestic relations order. In the case of IRAs, SEPs and SARSEPs, the exceptions for distributions on account of early retirement at or after age 55 or made pursuant to a qualified domestic relations order do not apply. A tax-free rollover may be made once each year among individual retirement arrangements subject to the conditions and limitations described in the Code.

  If the Annuitant dies before distributions begin, distributions must be completed within five years after death, unless payments begin within one year after death and are made over the life (or life expectancy) of the Beneficiary. If the Annuitant's spouse is the Beneficiary, distributions need not begin until the Annuitant would have reached age 70 1/2. If the Annuitant dies after annuity payments have begun, payments must continue to be made at least as rapidly as payments made before death.

  With respect to TSA Plans, elective contributions to the Contract made after December 31, 1988 and any increases in Contract Value after that date may not be distributed prior to attaining age 59 1/2, termination of employment, death or disability. Contributions (but not earnings) made after December 31, 1988 may also be distributed by reason of financial hardship. These restrictions on withdrawal will not apply to the Contract Value as of December 31, 1988. These restrictions are not expected to change the circumstances under which transfers to other investments which qualify for tax free treatment under Section 403(b) of the Code may be made.


  Annuity payments, periodic payments or annual distributions must commence by April 1 of the calendar year following the year in which the Annuitant attains age 70 1/2. In the case of a Qualified Plan or a Governmental Plan, these distributions must begin by the later of the date determined by the preceding sentence or the year in which the Annuitant retires. Each annual distribution must equal or exceed a "minimum distribution amount" which is determined by minimum distribution rules under the plan. A penalty tax of up to 50% of the amount which should be distributed may be imposed by the IRS for failure to distribute the required minimum distribution amount.

  Other restrictions with respect to election, commencement, or distribution of benefits may apply under the Contracts or under the terms of the Qualified Plans in respect of which the Contracts are issued.

SECTION 457 PLANS

  When a distribution under a Contract held under a Section 457 Plan is made to the Annuitant, such amounts are taxed as ordinary income in the year in which received. The plan must not permit distributions prior to the Annuitant's separation from service (except in the case of unforeseen emergency).

  Generally, annuity payments, periodic payments or annual distributions must commence by April 1 of the calendar year following the year in which the Annuitant attains age 70 1/2 and meet other distribution requirements. Minimum distributions under a Section 457 Plan may be further deferred if the Annuitant remains employed with the sponsoring employer. Each annual distribution must equal or exceed a "minimum distribution amount" which is determined by distribution rules under the plan. If the Annuitant dies before distributions begin, the same special distribution rules apply in the case of Section 457 Plans as apply in the case of Qualified Plans, TSA Plans, IRAs,

SEPs, SARSEPs and Governmental Plans. These rules are discussed above in the immediately preceding section of this prospectus.

(B) SPECIAL RULES FOR ANNUITIES USED BY INDIVIDUALS OR WITH PLANS AND TRUSTS NOT QUALIFYING UNDER THE CODE FOR TAX BENEFITED TREATMENT

  For a Contract held by an individual, any increase in the accumulated value of the Contract is not taxable until amounts are received, either in the form of annuity payments as contemplated by the Contract or in a full or partial lump sum settlement of the Company's obligations to the Contract Owner.

  Under Section 72(u) of the Code, however, Contracts held by other than a natural person (i.e. those held by a corporation or certain trusts) generally will not be treated as an annuity contract for Federal income tax purposes. This means a Contract Owner who is not a natural person will have to include in income any increase during the taxable year in the accumulated value over the investment in the Contract.

  Section 817(h) of the Code requires the investments of the Variable Account to be "adequately diversified" in accordance with Treasury Regulations. Failure to do so means the variable annuity contracts described herein will cease to qualify as annuities for Federal income tax purposes. Regulations specifying the diversification requirements have been issued by the Department of the Treasury, and the Company believes it complies fully with these requirements.

  In certain circumstances, owners of variable annuity contracts may be considered the owners, for federal income tax purposes, of the assets of the separate accounts used to support their contracts. In those circumstances, income and gains from the separate account assets would be includible in the variable contract owner's gross income. The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury Department has also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control for the investments of a segregated asset account may cause the investor [i.e., the Contract Owner],
                                                 -----
rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular Sub-Accounts without being treated as owners of the underlying assets."

  The ownership rights under the Contract are similar to, but also different in certain respects from, those described by the IRS in rulings in which it was determined that contract owners were not owners of separate account assets. For example, a Contract Owner has additional flexibility in allocating premium payments and account values. These differences could result in a Contract Owner being treated as the owner of a pro rata portion of the assets of the Variable Account. In addition, the Company does not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department has stated it expects to issue. The Company therefore reserves the right to modify the Contract as necessary to attempt to prevent a Contract Owner from being considered the owner of a pro rata share of the assets of the Variable Account.


  Any amount received in a surrender of all or part of the Contract Value (including an amount received as a systematic withdrawal) prior to annuitization will be included in gross income to the extent of any increases in the value of the Contract resulting from earnings or gains on the underlying mutual fund shares.

  The Code also imposes a ten percent penalty tax on amounts received under a Contract, before or after annuitization, which are includible in gross income. The penalty tax will not apply to any amount received under the Contract (1) after the Contract Owner has attained age 59 1/2, (2) after the death of the Contract Owner, (3) after the Contract Owner has become totally and permanently disabled, (4) as one of a series of substantially equal periodic payments made for the life (or life expectancy) of the Contract Owner or the joint lives (or life expectancies) of the Contract Owner and a Beneficiary, (5) if the Contract is purchased under certain types of retirement plans or arrangements, (6) allocable to investments in the Contract before August 14, 1982, or (7) if the Contract is an immediate annuity contract.

  In the calculation of any increase in value for contracts entered into after October 4, 1988, all annuity contracts issued by the Company or its affiliates to the same Contract Owner within a calendar year will be treated as one contract.

  If the Contract Owner or Annuitant dies, the tax law requires certain distributions from the Contract. (See "Payment on Death Prior to Annuitization.") Generally, such amounts are includible in the income of the recipient as follows: (1) if distributed in a lump sum, they are taxed in the same manner as a full surrender as described above; or (2) if distributed under an Annuity Option, they are taxed in the same manner as Annuity payments, as described above. For these purposes, the investment in the Contract is not affected by the Contract Owner's (or Annuitant's) death. That is, the investment in the Contract remains the amount of any purchase payments paid which were not excluded from gross income.

  A transfer of ownership of a Contract, the designation of an Annuitant, Payee or other Beneficiary who is not also an Owner, the selection of certain Maturity Dates, or the exchange of a Contract may result in certain tax consequences that are not discussed herein. Anyone contemplating any such designation, transfer, assignment, selection, or exchange should contact a competent tax advisor with respect to the potential tax effects of such a transaction.

TAX WITHHOLDING

  The Code and the laws of certain states require tax withholding on distributions made under annuity contracts, unless the recipient has made an election not to have any amount withheld. The Company provides recipients with an opportunity to instruct it as to whether taxes are to be withheld.

POSSIBLE CHANGES IN TAXATION

  In past years, legislation has been proposed that would have adversely modified the federal taxation of certain annuities. For example, one such proposal would have changed the tax treatment of non-qualified annuities that did not have "substantial life contingencies" by taxing income as it is credited to the annuity. Although as of the date of this prospectus Congress is not actively considering any legislation regarding the taxation of annuities, there is always the possibility that the tax treatment of annuities could change by legislation or other means (such as IRS regulations, revenue rulings, judicial decisions, etc.). Moreover, it is also possible that any change could be retroactive (that is, effective prior to the date of the change).


                                 VOTING RIGHTS

  The Company is the legal owner of the Eligible Fund shares held in the Variable Account and has the right to vote those shares at meetings of the Eligible Fund shareholders. However, to the extent required by Federal securities law, the Company will give you, as Contract Owner, the right to instruct the Company how to vote the shares that are attributable to your Contract.

  Prior to annuitization, the number of votes as to which you have a right of instruction is determined by applying your percentage interest in a sub-account to the total number of votes attributable to the sub-account. After annuitization, the number of votes attributable to your Contract is determined by applying the percentage interest reflected by the reserve for your Contract to the total number of votes attributable to the sub-account. After annuitization the votes attributable to your Contract decrease as reserves underlying the Contract decrease.

  Contract Owners who are entitled to give voting instructions and the number of shares as to which they have a right of instruction will be determined as of the record date for the meeting. All Eligible Fund shares held in any sub-account of the Variable Account, or any other registered (or to the extent voting privileges are granted by the issuing insurance company, unregistered) separate accounts of the Company or any affiliate for which no timely instructions are received will be voted for, against, or withheld from voting on any proposition in the same proportion as the shares held in that sub-account for all policies or contracts for which voting instructions are received.

  All Eligible Fund shares held by the general investment account (or any unregistered separate account for which voting privileges are not extended) of the Company or its affiliates will be voted in the same proportion as the aggregate of (i) the shares for which voting instructions are received and (ii) the shares that are voted in proportion to such voting instructions.

  The SEC requires the Eligible Funds' Board of Trustees to monitor events to identify conflicts that may arise from the sale of shares to variable life and variable annuity separate accounts of affiliated and, if applicable, unaffiliated insurance companies. Conflicts could arise as a result of changes in state insurance law or Federal income tax law, changes in investment management of any portfolio of the Eligible Funds, or differences between voting instructions given by variable life and variable annuity contract owners, for example. If there is a material conflict, the Boards of Trustees will have an obligation to determine what action should be taken, including the removal of the affected sub-account(s) from the Eligible Fund(s), if necessary. If the Company believes any Eligible Fund action is insufficient, the Company will consider taking other action to protect Contract Owners. There could, however, be unavoidable delays or interruptions of operations of the Variable Account that the Company may be unable to remedy.

  Each Contract Owner is a policyholder of the Company and is entitled to vote at the Company's Annual Meeting of Policyholders.


                           DISTRIBUTION OF CONTRACTS

  New England Securities, the principal underwriter of the Contracts, is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. Commissions of 3% of purchase payments will be paid by the Company to the New England Securities registered representative involved in the sale of a Contract if the Maturity Date selected at issue is ten or more years after issue of the Contract. Lower commissions will be paid if the Maturity Date selected at issue is less than ten years after issue. A maximum override of .75% of purchase payments made after the first Contract Year will be paid by the Company to the general agent involved in the transaction.

  New England Securities may enter into selling agreements with other broker-dealers registered under the Securities Exchange Act of 1934 whose representatives are authorized by applicable law to sell variable annuity contracts. Commissions paid to such broker-dealers will not exceed 3% of purchase payments. Commissions will be paid through the registered broker-dealer, which may also be reimbursed for all or part of the expenses incurred by the broker-dealer in connection with the sale of the Contracts.


                               THE FIXED ACCOUNT

  A Fixed Account option is included under Contracts issued in those states where it has been approved by the state insurance department. You may allocate net purchase payments and may transfer Contract Value in the Variable Account to the Fixed Account, which is part of the Company's general account. The Fixed Account offers diversification to a Variable Account contract, allowing the Contract Owner to protect principal and earn, at least, a guaranteed rate of interest.

  Because of exemptive and exclusionary provisions, interests in the Fixed Account have not been registered under the Securities Act of 1933, and neither the Fixed Account nor the general account has been registered as an investment company under the Investment Company Act of 1940. Therefore, neither the general account, the Fixed Account nor any interests therein are generally subject to the provisions of these Acts, and the Company has been advised that the staff of the Securities and Exchange Commission does not review disclosures relating to the general account. Disclosures regarding the Fixed Account may, however, be subject to certain generally applicable provisions of the Federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

GENERAL DESCRIPTION OF THE FIXED ACCOUNT

  The Company's general account consists of all assets owned by the Company other than those in the Variable Account and the Company's other separate accounts. The Company has sole discretion over the investment of assets in the general account, including those in the Fixed Account. Contract Owners do not share in the actual investment experience of the assets in the Fixed Account. Instead, the Company guarantees that Contract Values in the Fixed Account will be credited with interest at an effective annual net rate of at least 4.5% or 3%, depending on the date when your Contract was issued. The Company is not obligated to credit interest at a rate higher than the minimum guaranteed rate applicable to your Contract, although in its sole discretion it may do so. The Company declares the current interest rate for the Fixed Account periodically. Contract Values in the Fixed Account will be credited with interest daily.

  The Company has the right to modify its method of crediting interest. Under its current method, any net purchase payment or portion of Contract Value allocated to the Fixed Account will earn interest at the declared annual rate in effect on the date of the allocation. On each Contract Anniversary, the Company will determine a portion, from 0% to 100%, of your Contract Value in the Fixed Account which will earn interest at the Company's declared annual rate in effect on the Contract Anniversary. The effective interest rate credited at any time to your Contract Value in the Fixed Account will be a weighted average of all the Fixed Account rates for your Contract. (See "Contract Value and Fixed Account Transactions" below for a description of the interest rate which will be applied to Contract loan repayments allocated to the Fixed Account.)

CONTRACT VALUE AND FIXED ACCOUNT TRANSACTIONS

  A Contract's total Contract Value will include its Contract Value in the Variable Account, its Contract Value in the Fixed Account and, for Contracts under which Contract loans are available, any of its Contract Value held in the Company's general account (but outside the Fixed Account) as a result of a Contract loan.

  The annual $30 Administration Contract Charge will be deducted proportionately from the Contract Value in the Fixed Account and in the Variable Account. Unless you request otherwise, a partial surrender or Contract loan will reduce the Contract Value in the sub-accounts of the Variable Account and the Fixed Account proportionately. Except as described below, amounts in the Fixed Account are subject to the same rights and limitations as are amounts in the Variable Account with respect to transfers, surrenders, partial surrenders and Contract loans. The following special rules apply to transfers and Contract loan repayments involving the Fixed Account.

  You may transfer amounts from the Fixed Account to the Variable Account once
  ----------------------------------------------------------------------------
each year within 30 days after the Contract anniversary. The amount of Contract
-------------------------------------------------------------------------------
Value which may be transferred from the Fixed Account is limited to the greater
-------------------------------------------------------------------------------
of 25% of the Contract Value in the Fixed Account and $1,000, except with the
-----------------------------------------------------------------------------
consent of the Company. Also, after the transfer is effected, Contract Value may
-----------------------
not be allocated among more than ten of the accounts, including the Fixed Account. The Company intends to restrict transfers of Contract Value into the Fixed Account in the following circumstances: (1) for the remainder of a Contract Year if an amount is transferred out of the Fixed Account in that same Contract Year; (2) if the interest rate which would be credited to the transferred amount would be equivalent to an annual effective rate of 3%; or (3) if the total Contract Value in the Fixed Account equals or exceeds a maximum amount established by the Company.

  If any portion of a Contract loan was attributable to Contract Value in the Fixed Account, then an equal portion of each loan repayment must be allocated to the Fixed Account. (For example, if 50% of the loan was attributable to your Fixed Account Contract Value, then 50% of each loan repayment will be allocated to the Fixed Account.) See "Loan Provision for Certain Tax Benefited Retirement Plans." The rate of interest for each loan repayment applied to the Fixed Account will be the lesser of: (1) the effective interest rate for your Contract on the date the loan repayment is applied to the Fixed Account; and (2) the current Fixed Account interest rate set by the Company in advance for that date.

  The Company reserves the right to delay transfers, surrenders, partial surrenders and Contract loans from the Fixed Account for up to six months.


                              FINANCIAL STATEMENTS

  The financial statements of the Variable Account and the Company may be found in the Statement of Additional Information.


                       INVESTMENT EXPERIENCE INFORMATION

  The Company may advertise performance by illustrating hypothetical average annual total returns for each sub-account of the Variable Account, based on the actual investment experience of the Eligible Funds since their inception and for the year-to-date, one, three, five, and ten year periods ending with the date of the illustration. Calculations of average annual total return are based on the assumption that a single investment of $1,000 was made at the beginning of each period illustrated. Average annual total return calculations reflect changes in the net asset values of the Eligible Funds plus the reinvestment of dividends from net investment income and of distributions from net realized gains, if any. The calculations also reflect the deduction of the Mortality and Expense Risk Charge and the Administration Asset Charge. They also reflect annual deductions for the $30 Administration Contract Charge, and the deduction of any Contingent Deferred Sales Charge applicable at the end of the period illustrated. The calculations do not reflect the effect of any premium tax charge, which applies in certain states, and which would reduce the results shown. The average annual total return is the annual compounded rate of return which would produce the surrender value at the end of the period illustrated. See "Calculation of Performance Data" in the Statement of Additional Information for average annual total returns as of December 31, 1996 and more information about how they are calculated.

  The Company may also illustrate how the average annual total return for a five year period was determined by illustrating the average annual total return for each year in the five year period ending with the date of the illustration. Such illustrations are based on the same assumptions and reflect the same expenses and deductions described in the preceding paragraph. See "Calculation of Performance Data" in the Statement of Additional Information for an example of this type of illustration and more information about how average annual total returns are calculated.

  The Company may illustrate what would have been the growth and value of a single $10,000 purchase payment for the Contract if it had been invested in each of the Eligible Funds on the first day of the first month after those Eligible Funds commenced operations. These illustrations show Contract Value and surrender value, calculated in the same manner as when they are used to arrive at average annual total return, as of the end of each year, ending with the date of the illustration. The surrender values reflect the deduction of any applicable Contingent Deferred Sales Charge, but do not reflect the deduction of any premium tax charge. These illustrations may also show annual percentage changes in Contract Value and surrender value, cumulative returns, and annual effective rates of return. The difference between the Contract Value or surrender value at the beginning and at the end of each year is divided by the beginning Contract Value or surrender value to arrive at the annual percentage change. The cumulative return is determined by taking the difference between the $10,000 investment and the ending Contract Value or surrender value and dividing it by $10,000. The annual effective rate of return is calculated in the same manner as average annual total return. See "Calculation of Performance Data" in the Statement of Additional Information for examples of these illustrations and more information about how they are calculated.

  The Variable Account may update the performance history of one or more of its sub-accounts on a quarterly basis by illustrating the one, three, five, and ten year values (or since inception, if less) of a single $10,000 purchase payment invested at the beginning of such periods using the same method of calculation described in the preceding paragraph, but using the periods ending with the date of the quarterly illustration. Such illustrations will show the Contract Value at the end of the period and the cumulative return and annual effective rate of return for the period. The illustration may also include the cumulative return and annual effective rate of return of an appropriate securities index and the Consumer Price Index for the same period.

  The Company may illustrate what would have been the change in value of a $100 monthly purchase payment plan if the monthly payments had been invested in each of the Eligible Funds on the first day of each month starting with the first day of the first month after those Eligible Funds commenced operations. These illustrations show cumulative payments, Contract Value and surrender value as of the end of each year, ending with the date of the illustration. Surrender values reflect the deduction of any applicable Contingent Deferred Sales Charge. The illustrations also show annual effective rates of return, which represent the compounded annual rates that the hypothetical purchase payments would have had to earn in order to produce the Contract Value and surrender value as of the date of the illustration. See "Calculation of Performance Data" in the Statement of Additional Information for examples of these illustrations and more information about how they are calculated.

  The Variable Account may make available illustrations showing historical Contract Values and the annual effective rate of return, based upon hypothetical purchase payment amounts and frequencies, which can be selected by the client. The method of calculation described in the preceding paragraph will be used, but the illustration will reflect the effect of any premium tax charge applicable in the state where the illustration is delivered. The beginning date of the illustration can be selected by the client. Contract Values will be shown as of the end of each calendar year in the period and as of the end of the most recent calendar quarter.

  Historical investment performance may also be illustrated by showing the percentage change in the Accumulation Unit Value and annual effective rate of return of a sub-account without reflecting the deduction of any Contingent Deferred Sales Charge, premium tax charge, or the annual $30 Administration Contract Charge, all of which have the effect of reducing historical performance. The percentage change in unit value and annual effective rate of return of each sub-account may be shown from inception of the Eligible Fund to the date of the report and for the year-to-date, one year, three year, five year, and ten year periods ending with the date of the report. The percentage change in unit value and annual effective rate of return also may be compared with the percentage change and annual effective rate for the Dow Jones Industrial Average and S&P 500 Stock Index, as well as other unmanaged indices of stock and bond performance and the Consumer Price Index, as described in the Statement of Additional Information in the Notes to the illustration of Annual Percentage Change in Contract Value and Annual Percentage Change in Surrender Value for a $10,000 Single Purchase Payment Contract. The percentage change is calculated by dividing the difference in unit or index values at the beginning and end of the period by the beginning unit or index value. See the Statement of Additional Information for a description of the method for calculating the annual effective rate of return in this illustration.

  From time to time the Company may advertise (in sales literature or advertising material) performance rankings of the sub-accounts of the Variable Account assigned by independent services, such as Variable Annuity Research and Data Services ("VARDS"). VARDS monitors and ranks the performance of variable annuity accounts on an industry-wide basis in each of the major categories of investment objectives. The performance analysis prepared by VARDS ranks accounts on the basis of total return calculated using Accumulation Unit Values. Thus, the effect of the Contingent Deferred Sales Charge and Administration Contract Charge assessed under the Contracts is not taken into consideration.

  From time to time, articles discussing the Variable Account's investment experience, performance rankings and other characteristics may appear in national publications. Some or all of these publishers or ranking services (including, but not limited to, Lipper Analytical Services, Inc. and Morningstar) may publish their own rankings or performance reviews of variable contract separate accounts, including the Variable Account. References to, reprints or portions of reprints of such articles or rankings may be used by the Company as sales literature or advertising material and may include rankings that indicate the names of other variable contract separate accounts and their investment experience.

                                   APPENDIX A

                                 CONSUMER TIPS

DOLLAR COST AVERAGING

  Dollar cost averaging allows a person to take advantage of the historical long-term stock market results, assuming that they continue, although it does not guarantee a profit or protect against a loss. If an investor follows a program of dollar cost averaging on a long-term basis and the stock fund selected performs at least as well as the S&P 500 has historically, it is likely although not guaranteed that the price at which shares are surrendered, for whatever reason, will be higher than the average cost per share.

  An investor using dollar cost averaging invests the same amount of money in the same professionally managed fund at regular intervals over a long period of time. Dollar cost averaging keeps an investor from investing too much when the price of shares is high and too little when the price is low. When the price of shares is low, the money invested buys more shares. When it is high, the money invested buys fewer shares. If the investor has the ability and desire to maintain this program over a long period of time (for example, 20 years), and the stock fund chosen follows the historical upward market trends, the price at which the shares are sold should be higher than their average cost. The price could be lower, however, if the fund chosen does not follow these historical trends.

  Investors contemplating the use of dollar cost averaging should consider their ability to continue the on-going purchases so that they can take advantage of periods of low price levels.

DIVERSIFICATION

  Diversifying investment choices can enhance returns, by providing a wider opportunity for safe returns, and reduce risks, by spreading the chance of loss. Holding a single investment requires of that investment a safe return because a loss may risk the entire investment. By diversifying, on the other hand, an investor can more safely take a chance that some investments will under-perform and that others will over-perform. Thus an investor can potentially earn a better-than-average rate of return on a diversified portfolio than on a single safe investment. This is because, although portions of a diversified investment may be totally lost, other portions may perform at above-average rates that more than compensate for the loss.

MISCELLANEOUS



Toll-free telephone     --A recording of daily unit values is available by
 service:                 calling 1-800-333-2501.


                        --Fund transfers and changes of future purchase payment
                          allocations can be made by calling 1-800-435-4117.


Written                 --All communications and inquiries regarding address
 Communications:          changes, premium payments, billing, fund transfers,
                          surrenders, loans, maturities and any other processing matters relating to your Contract should be directed to:

                          New England Annuities
                          P.O. Box 642
                          Back Bay Annex
                          Boston, Mass 02116

                                   APPENDIX B

                                  PREMIUM TAX

  Premium tax rates are subject to change. At present the Company pays premium taxes in the following jurisdictions at the rates shown



                          CONTRACTS USED WITH TAX
JURISDICTION             QUALIFIED RETIREMENT PLANS     ALL OTHER CONTRACTS
------------             --------------------------     -------------------
Alabama  . . . . . . .               1.00%                     1.00%
California . . . . . .               0.50%                     2.35%
District of Columbia .               2.00%                     2.00%
Kansas . . . . . . . .               --                        2.00%
Kentucky . . . . . . .               2.00%                     2.00%
Maine  . . . . . . . .               --                        2.00%
Mississippi  . . . . .               --                        2.00%
Nevada . . . . . . . .               --                        3.50%
North Carolina . . . .               --                        1.75%
Puerto Rico  . . . . .               1.00%                     1.00%
South Dakota . . . . .               --                        1.25%
West Virginia  . . . .               1.00%                     1.00%
Wyoming  . . . . . . .               --                        1.00%





  See "Premium Tax Charges" in the prospectus for more information about how premium taxes affect the Contracts.

                               TABLE OF CONTENTS
                                       OF
                      STATEMENT OF ADDITIONAL INFORMATION




                                                                         PAGE
                                                                        -------
HISTORY . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     II-3
SERVICES RELATING TO THE VARIABLE ACCOUNT AND THE CONTRACTS . . . . .     II-3
PERFORMANCE COMPARISONS . . . . . . . . . . . . . . . . . . . . . . .     II-3
CALCULATION OF PERFORMANCE DATA . . . . . . . . . . . . . . . . . . .     II-4
NET INVESTMENT FACTOR . . . . . . . . . . . . . . . . . . . . . . . .    II-20
ANNUITY PAYMENTS  . . . . . . . . . . . . . . . . . . . . . . . . . .    II-20
HYPOTHETICAL ILLUSTRATIONS OF ANNUITY INCOME PAYOUTS  . . . . . . . .    II-22
HISTORICAL ILLUSTRATIONS OF ANNUITY INCOME PAYOUTS  . . . . . . . . .    II-25
EXPERTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    II-28
LEGAL MATTERS . . . . . . . . . . . . . . . . . . . . . . . . . . . .    II-28
APPENDIX A  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    II-29
FINANCIAL STATEMENTS  . . . . . . . . . . . . . . . . . . . . . . . .      F-1









  If you would like to obtain a copy of the Statement of Additional Information, please complete the request form below and mail to:

  New England Securities Corporation
  399 Boylston Street
  Boston, Massachusetts 02116











 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .



Please send a copy of the Statement of Additional Information of The New England Variable Account to:

----------------------------------------------------------------------------
                                    Name

----------------------------------------------------------------------------
                                   Street

----------------------------------------------------------------------------
City                               State                                 Zip

                               ZENITH ACCUMULATOR


                     Individual Variable Annuity Contracts
                                   Issued By
                      Metropolitan Life Insurance Company
                               One Madison Avenue
                            New York, New York 10010


                               Designated Office:
                       New England Life Insurance Company
                              501 Boylston Street
                          Boston, Massachusetts 02116
                                 (617) 578-2000


                          SUPPLEMENT DATED MAY 1, 1997
        TO PROSPECTUS DATED MAY 1, 1996, AS SUPPLEMENTED AUGUST 30, 1996

  This supplement updates information in and should be read in conjunction with the prospectus dated May 1, 1996, as supplemented August 30, 1996, describing individual flexible and single purchase payment variable annuity contracts (the "Contracts") funded by The New England Variable Account (the "Variable Account"). Certain additional information about the Contracts is contained in a Statement of Additional Information dated May 1, 1997, as it may be supplemented from time to time, which has been filed with the Securities and Exchange Commission and is incorporated herein by reference. A copy of the May 1, 1996 prospectus and August 30, 1996 supplement, as well as the Statement of Additional Information, may be obtained free of charge by writing to New England Securities Corporation at 399 Boylston Street, Boston, Massachusetts 02116 or telephoning 1-800-356-5015. This supplement is intended solely for owners of Contracts issued prior to May 1, 1997, who have received the May 1, 1996 prospectus.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

  THIS SUPPLEMENT IS NOT VALID UNLESS IT IS ACCOMPANIED OR PRECEDED BY CURRENT PROSPECTUSES FOR THE NEW ENGLAND ZENITH FUND AND THE VARIABLE INSURANCE PRODUCTS FUND. THIS SUPPLEMENT SHOULD BE RETAINED FOR FUTURE REFERENCE.

                                 ELIGIBLE FUNDS

  The name of the Draycott International Equity Series is now the Morgan Stanley International Magnum Equity Series.

  The Series' investment objective is long-term capital appreciation through investment in equity securities of non-U.S. issuers, in accordance with the EAFE country weightings determined by the Series' subadviser. Under normal circumstances, at least 65% of the Series' total assets will be invested in equity securities of issuers in at least three different countries outside the United States.

  More complete information on the Series is contained in the attached New England Zenith Fund prospectus, which you should read carefully before investing, as well as in the New England Zenith Fund's Statement of Additional Information, which may be obtained free of charge by writing to New England Securities Corporation, 399 Boylston Street, Boston, Massachusetts 02116, or telephoning 1-800-365-5015.


                                 EXPENSE TABLE

  The Variable Account expenses set forth in the May 1, 1996 prospectus have not changed. Set forth below are the operating expenses for New England Zenith Fund and Variable Insurance Products Fund for the year ended December 31, 1996. Examples of expenses under a hypothetical Contract reflecting 1996 operating expenses are also provided.


                                 EXPENSE TABLE

                            NEW ENGLAND ZENITH FUND

OPERATING EXPENSES FOR THE YEAR ENDED DECEMBER 31, 1996
 (AS A PERCENTAGE OF AVERAGE NET ASSETS AFTER CURRENT EXPENSE CAP OR EXPENSE DEFERRAL)(6)



                        LOOMIS                                         LOOMIS
                        SAYLES  MORGAN STANLEY                         SAYLES   DAVIS     WESTPEAK
                        SMALL   INTERNATIONAL   ALGER EQUITY  CAPITAL  AVANTI  VENTURE     GROWTH
                         CAP    MAGNUM EQUITY      GROWTH     GROWTH   GROWTH   VALUE    AND INCOME
                        SERIES      SERIES         SERIES     SERIES   SERIES  SERIES      SERIES
                        ------  --------------  ------------  -------  ------  -------  ------------
Management Fee  . . .   1.00%        .90%           .74%       .63%     .70%    .75%        .70%
Other Expenses  . . .      0%        .40%           .16%       .06%     .15%    .15%        .15%
                        ----        ----            ---        ---      ---     ---         ---
  Total Series
    Operating
    Expenses  . . . .   1.00%       1.30%           .90%       .69%     .85%    .90%        .85%





                                                           SALOMON
                                                          BROTHERS     BACK BAY   SALOMON     BACK BAY
                        WESTPEAK    LOOMIS   BACK BAY     STRATEGIC    ADVISORS   BROTHERS    ADVISORS
                          STOCK     SAYLES   ADVISORS       BOND         BOND       U.S.       MONEY
                          INDEX    BALANCED   MANAGED   OPPORTUNITIES   INCOME   GOVERNMENT    MARKET
                        SERIES(7)   SERIES   SERIES(7)     SERIES       SERIES     SERIES      SERIES
                        ---------  --------  ---------  -------------  --------  ----------  ----------
Management Fee  . . .     .25%       .70%      .50%         .65%         .40%       .55%        .35%
Other Expenses  . . .     .15%       .15%      .12%         .20%         .12%       .15%        .15%
                          ---        ---       ---          ---          ---        ---         ---
  Total Series
    Operating
    Expenses  . . . .     .40%       .85%      .62%         .85%         .52%       .70%        .50%

EXAMPLE (NOTE: The examples shown below are entirely hypothetical. Although they are based on the expenses shown in the expense table above, the examples are not representations of past or future performance or expenses. Actual performance and/or expenses may be more or less than shown.(8)) For purchase payments allocated to each of the Series indicated

  You would pay the following direct and indirect expenses on a $1,000 purchase payment assuming 1) 5% annual return on the underlying Series and 2) that a contingent deferred sales charge would apply at the end of each time period because you either surrender your Contract or elect to annuitize under a non-life contingency option:



                                           1 YEAR  3 YEARS  5 YEARS   10 YEARS
                                           ------  -------  -------  ----------
  Loomis Sayles Small Cap  . . . . . . .   $84.83  $129.77  $176.44   $289.74
  Morgan Stanley International Magnum
    Equity . . . . . . . . . . . . . . .    87.64   138.23   190.59    318.52
  Alger Equity Growth  . . . . . . . . .    83.89   126.93   171.68    279.94
  Capital Growth . . . . . . . . . . . .    81.91   120.93   161.58    258.99
  Loomis Sayles Avanti Growth  . . . . .    83.42   125.50   169.28    275.00
  Davis Venture Value  . . . . . . . . .    83.89   126.93   171.68    279.94
  Westpeak Growth and Income . . . . . .    83.42   125.50   169.28    275.00
  Westpeak Stock Index . . . . . . . . .    79.17   112.59   147.47    229.27
  Loomis Sayles Balanced . . . . . . . .    83.42   125.50   169.28    275.00
  Back Bay Advisors Managed  . . . . . .    81.25   118.93   158.19    251.91
  Salomon Brothers Strategic Bond
    Opportunities. . . . . . . . . . . .    83.42   125.50   169.28    275.00
  Back Bay Advisors Bond Income  . . . .    80.31   116.05   153.34    241.69
  Salomon Brothers U.S. Government . . .    82.00   121.22   162.07    260.00
  Back Bay Advisors Money Market . . . .    80.12   115.47   152.36    239.63



  You would pay the following direct and indirect expenses on a $1,000 purchase payment assuming 1) 5% annual return on the underlying Series and 2) that no contingent deferred sales charge would apply at the end of each time period because you either do not surrender your Contract or you elect to annuitize under a variable life contingency option(9):



                                           1 YEAR  3 YEARS  5 YEARS   10 YEARS
                                           ------  -------  -------  ----------
  Loomis Sayles Small Cap  . . . . . . .   $24.90  $76.54   $130.73   $278.28
  Morgan Stanley International Magnum
    Equity . . . . . . . . . . . . . . .    27.89   85.48    145.56    307.40
  Alger Equity Growth  . . . . . . . . .    23.90   73.54    125.74    268.36
  Capital Growth . . . . . . . . . . . .    21.79   67.21    115.16    247.17
  Loomis Sayles Avanti Growth  . . . . .    23.40   72.03    123.23    263.36
  Davis Venture Value  . . . . . . . . .    23.90   73.54    125.74    268.36
  Westpeak Growth and Income . . . . . .    23.40   72.03    123.23    263.36
  Westpeak Stock Index . . . . . . . . .    18.88   58.40    100.37    217.10
  Loomis Sayles Balanced . . . . . . . .    23.40   72.03    123.23    263.36
  Back Bay Advisors Managed  . . . . . .    21.09   65.09    111.61    240.00
  Salomon Brothers Strategic Bond
    Opportunities. . . . . . . . . . . .    23.40   72.03    123.23    263.36
  Back Bay Advisors Bond Income  . . . .    20.09   62.05    106.52    229.66
  Salomon Brothers U.S. Government . . .    21.89   67.51    115.67    248.19
  Back Bay Advisors Money Market . . . .    19.89   61.44    105.50    227.58

                        VARIABLE INSURANCE PRODUCTS FUND

OPERATING EXPENSES FOR THE YEAR ENDED DECEMBER 31, 1996
 (AS A PERCENTAGE OF AVERAGE NET ASSETS PRIOR TO EXPENSE REDUCTIONS)(10)



                                                                     EQUITY-
                                                        OVERSEAS     INCOME
                                                        PORTFOLIO   PORTFOLIO
                                                        ---------  -----------
Management Fee  . . . . . . . . . . . . . . . . . . .     .76%        .51%
Other Expenses  . . . . . . . . . . . . . . . . . . .     .17%        .07%
                                                          ---         ---
  Total Portfolio Operating Expenses. . . . . . . . .     .93%        .58%



EXAMPLE (NOTE: The examples shown below are entirely hypothetical. Although they are based on the expenses shown in the expense table above, the examples are not representations of past or future performance or expenses. Actual performance and/or expenses may be more or less than shown.(11)) For purchase payments allocated to each of the Portfolios indicated

  You would pay the following direct and indirect expenses on a $1,000 purchase payment assuming 1) 5% annual return on the underlying Portfolio and 2) that a contingent deferred sales charge would apply at the end of each time period because you either surrender your Contract or elect to annuitize under a non-life contingency option:



                                           1 YEAR  3 YEARS  5 YEARS   10 YEARS
                                           ------  -------  -------  ----------
  Overseas Portfolio . . . . . . . . . .   $84.17  $127.78  $173.11   $282.89
  Equity-Income Portfolio  . . . . . . .    80.87   117.77   156.26    247.84



  You would pay the following direct and indirect expenses on a $1,000 purchase payment assuming 1) 5% annual return on the underlying Portfolio and 2) that no contingent deferred sales charge would apply at the end of each time period because you either do not surrender your Contract or you elect to annuitize under a variable life contingency option(12):


                                            1 YEAR  3 YEARS  5 YEARS   10 YEARS
                                            ------  -------  -------  ----------
  Overseas Portfolio  . . . . . . . . . .   $24.20  $74.44   $127.24   $271.35
  Equity-Income Portfolio . . . . . . . .    20.69   63.87    109.58    235.88

---------
NOTES:

 (1) Premium tax charges are not shown. The amount of premium tax, if any, is deducted from purchase payments or, in any state which so requires, from the Contract Value on the date of annuitization. Currently, the Company deducts premium tax from purchase payments in two states and at annuitization in one state. (See "Premium Tax Charges.")

 (2) Although the Maximum Contingent Deferred Sales Charge is expressed here as a percentage of purchase payments, ordinarily any applicable Contingent Deferred Sales Charge will be calculated as a percentage of Contract Value. No Contingent Deferred Sales Charge will apply after a Contract reaches its Maturity Date and, prior to the Maturity Date, up to 10% of the Contract Value may be surrendered in any one Contract Year without charge. The maximum possible charge, as a percentage of Contract Value, occurs in the first Contract Year. As a percentage of Contract Value, the applicable Contingent Deferred Sales Charge reduces after each Contract Year to 0% by the eleventh Contract Year. In no event will the total Contingent Deferred Sales Charge exceed 8% of the first $50,000 of purchase payments made under the Contract and 6.5% of the amount of purchase payments in excess of $50,000. (See "Contingent Deferred Sales Charge.")

 (3) The Company currently charges $10 for each transfer in excess of twelve per Contract Year, and reserves the right to impose a charge of $10 on each transfer in excess of four per year.

 (4) This charge is not imposed after annuitization of the Contract. As a percentage of the average Contract Value in the Variable Account, this fee equals .11%, based on an average Contract Value of approximately $27,300 over the period from January 1, 1996 to December 31, 1996.

 (5) These charges are not imposed after annuitization if annuity payments are made on a fixed basis.

 (6) For each of these Series other than the Capital Growth Series, Total Series Operating Expenses are based on the amount of such expenses applied against assets at December 31, 1996, after giving effect to a voluntary expense cap or expense deferral in effect for 1997. For the Loomis Sayles Small Cap Series, Total Series Operating Expenses take into account a voluntary cap on expenses by TNE Advisers, Inc. ("TNE Advisers"), the Series' investment adviser, which will bear all expenses that exceed 1.00% of average daily net assets. In the absence of this cap or any other expense reimbursement arrangement, Total Series Operating Expenses for the Loomis Sayles Small Cap Series for the year ended December 31, 1996 would have been 1.29%. Total Series Operating Expenses for the Loomis Sayles Avanti Growth, Westpeak Growth and Income, Westpeak Stock Index, Back Bay Advisors Managed, Back Bay Advisors Bond Income and Back Bay Advisors Money Market Series are after giving effect to a voluntary expense cap. For each of these Series, TNE Advisers will bear those expenses (other than the management fee) that exceed 0.15% of average daily net assets. Without this cap or any other expense reimbursement arrangement, Total Series Operating Expenses for the Loomis Sayles Avanti Growth, Westpeak Growth and Income and Westpeak Stock Index Series for the year ending December 31, 1996 would have been .92%, .91% and 50%, respectively. For the six other Series shown, the Total Series Operating Expenses are after giving effect to a voluntary expense deferral. Under the deferral, expenses which exceed a certain limit are paid by TNE Advisers in the year in which they are incurred and transferred to the Series in a future year when actual expenses of the Series are below the limit. The limit on expenses for each of these Series is: 1.30% of average daily net assets for the Morgan Stanley International Magnum Equity Series; .90% of average daily net assets for the Alger Equity Growth and Davis Venture Value Series; .85% of average daily net assets for the Loomis Sayles Balanced and Salomon Brothers Strategic Bond Opportunities Series; and .70% of average daily net assets for the Salomon Brothers U.S. Government Series. Absent the expense deferral, Total Series Operating Expenses for these Series for the year ended December 31, 1996 would have been: 1.66% for the Morgan Stanley International Magnum Equity Series; .96% for Davis Venture Value Series; .99% for Loomis Sayles Balanced Series; 1.19% for Salomon Brothers Strategic Bond Opportunities Series; and 1.37% for Salomon Brothers U.S. Government Series. The expense cap and deferral arrangements are voluntary and may be terminated at any time. (See the attached prospectus of New England Zenith Fund for more complete information.)

 (7) The Back Bay Advisors Managed Series and Westpeak Stock Index Series are not Eligible Funds for Contracts purchased after May 1, 1995.

 (8) In these examples, the average Administration Contract Charge of .11% has been used. (See (4), above.)

 (9) The same would apply if you elect to annuitize under a fixed life contingency option unless your Contract has been in effect less than five years, in which case the expenses shown in the first three columns of the preceding example would apply. (See "Contingent Deferred Sales Charge.")

(10) Total Portfolio Operating Expenses for the Variable Insurance Products Portfolios are based on the amount of such expenses incurred during the most recent fiscal year applied against assets at December 31, 1996. They do not reflect certain expense reductions due to directed brokerage arrangements and custodian interest credits. Had these reductions been included, Total Portfolio Operating Expenses would have been .92% for the Overseas Portfolio and .56% for the Equity-Income Portfolio. (See the attached prospectus of the Variable Insurance Products Fund for more complete information.) Affiliates of Fidelity Management and Research Company may compensate NELICO or an affiliate for administrative, distribution or other services relating to the Overseas and Equity-Income Portfolios. Such compensation is based on assets of the Portfolios attributable to the Contracts, which are administered by NELICO, and to variable life insurance products issued by NELICO.

(11) In these examples, the average Administration Contract Charge of .11% has been used. (See (4), above.)

(12) The same would apply if you elect to annuitize under a fixed life contingency option unless your Contract has been in effect less than five years, in which case the expenses shown in the first three columns of the preceding example would apply. (See "Contingent Deferred Sales Charge.")


  The preceding table lists the charges and expenses incurred with respect to purchase payments invested under the Contracts. The items listed include charges deducted from purchase payments, charges assessed against Variable Account assets, and charges deducted from the assets of each of the Eligible Funds. The examples assume that the entire purchase payment (without the deduction of any premium tax charges) was allocated initially to a single sub-account without any subsequent transfers. The purpose of the table is to assist you in understanding the various costs and expenses you will bear, directly and indirectly, as a Contract Owner.

-----------------------------------------------------------------------------


                            ACCUMULATION UNIT VALUES

  Financial statements for the Variable Account and Metropolitan Life Insurance Company are included in the Statement of Additional Information, a copy of which can be obtained by writing to New England Securities Corporation at 399 Boylston Street, Boston, Massachusetts 02116 or telephoning 1-800-356-5015. Set forth below are accumulation unit values for Sub-accounts of the Variable Account.

                            ACCUMULATION UNIT VALUES
          (FOR AN ACCUMULATION UNIT OUTSTANDING THROUGHOUT THE PERIOD)

                        THE NEW ENGLAND VARIABLE ACCOUNT
                        CONDENSED FINANCIAL INFORMATION




                                                                  MORGAN
                                                                  STANLEY
                             LOOMIS                            INTERNATIONAL
                             SAYLES                               MAGNUM
                            SMALL CAP                             EQUITY                               OVERSEAS
                              SUB-                                 SUB-                                  SUB-
                             ACCOUNT                              ACCOUNT                              ACCOUNT
                            ---------                          -------------                          ----------
                             5/2/94*     1/1/95      1/1/96      10/31/94*      1/1/95      1/1/96     10/1/93*     1/1/94
                               TO          TO          TO           TO            TO          TO          TO          TO
                            12/31/94    12/31/95    12/31/96     12/31/94      12/31/95    12/31/96    12/31/93    12/31/94
                            ---------  ----------  ----------  -------------  ----------  ----------  ----------  ----------
 1. Accumulation Unit
    Value at beginning of
    period. . . . . . . .       1.000       0.959       1.219        1.000         1.024       1.073       1.458       1.532
 2. Accumulation Unit
    Value at end
    of period . . . . . .       0.959       1.219       1.572        1.024         1.073       1.129       1.532       1.538
 3. Number of Accumulation
    Units outstanding at
    end of period . . . .   2,988,971  13,533,326  26,307,748    2,916,120    11,062,106  16,322,862  10,878,551  43,034,544



                                                      ALGER
                                                     EQUITY                            CAPITAL
                                                     GROWTH                             GROWTH
                                                      SUB-                               SUB-
                                                     ACCOUNT                           ACCOUNT
                                                    ---------                          --------
                              1/1/95      1/1/96    10/31/94*    1/1/95      1/1/96    9/16/88*   1/1/89      1/1/90
                                TO          TO         TO          TO          TO         TO        TO          TO
                             12/31/95    12/31/96   12/31/94    12/31/95    12/31/96   12/31/88  12/31/89    12/31/90
                            ----------  ----------  ---------  ----------  ----------  --------  ---------  ----------
 1. Accumulation Unit
    Value at beginning of
    period. . . . . . . .        1.538       1.664      1.000       0.956       1.402    4.645       4.612       5.950
 2. Accumulation Unit
    Value at end
    of period . . . . . .        1.664       1.859      0.956       1.402       1.566    4.612       5.950       5.666
 3. Number of Accumulation
    Units outstanding at
    end of period . . . .   41,273,183  44,846,316  1,857,319  24,163,685  40,025,594  439,393   5,337,778  12,591,788








                               1/1/91
                                 TO
                              12/31/91
                            ------------
 1. Accumulation Unit
    Value at beginning of
    period. . . . . . . .        5.666
 2. Accumulation Unit
    Value at end
    of period . . . . . .        8.608
 3. Number of Accumulation
    Units outstanding at
    end of period . . . .   21,719,884






                                                                                         LOOMIS
                                                                                         SAYLES
                                                                                         AVANTI
                                                                                         GROWTH
                                                                                          SUB-
                                                                                         ACCOUNT
                                                                                        ---------
                              1/1/92      1/1/93      1/1/94      1/1/95      1/1/96    10/1/93*     1/1/94      1/1/95
                                TO          TO          TO          TO          TO         TO          TO          TO
                             12/31/92    12/31/93    12/31/94    12/31/95    12/31/96   12/31/93    12/31/94    12/31/95
                            ----------  ----------  ----------  ----------  ----------  ---------  ----------  ----------
 1. Accumulation Unit
    Value at beginning of
    period. . . . . . . .        8.608       7.978       9.050       8.298      11.300      1.125       1.137       1.119
 2. Accumulation Unit
    Value at end
    of period . . . . . .        7.978       9.050       8.298      11.300      13.496      1.137       1.119       1.439
 3. Number of Accumulation
    Units outstanding at
    end of period . . . .   33,645,983  40,091,665  43,592,961  41,663,900  41,363,155  4,515,611  15,572,344  19,773,057


                                           DAVIS                             WESTPEAK
                                          VENTURE                             GROWTH
                                           VALUE                            AND INCOME
                                           SUB-                                SUB-
                                          ACCOUNT                            ACCOUNT
                                         ---------                          ----------
                              1/1/96     10/31/94*    1/1/95      1/1/96     10/1/93*     1/1/94      1/1/95       1/1/96
                                TO          TO          TO          TO          TO          TO          TO           TO
                             12/31/96    12/31/94    12/31/95    12/31/96    12/31/93    12/31/94    12/31/95     12/31/96
                            -----------  ---------  ----------  ----------  ----------  ----------  ----------  ------------
 1. Accumulation Unit
    Value at beginning of
    period. . . . . . . .         1.439      1.000       0.963       1.323      1.105        1.132       1.103        1.486
 2. Accumulation Unit
    Value at end
    of period . . . . . .         1.669      0.963       1.323       1.643      1.132        1.103       1.486        1.731
 3. Number of Accumulation
    Units outstanding at
    end of period . . . .    24,345,379  3,499,719  19,608,688  34,997,024  3,359,317   16,092,325  21,168,965   26,104,465



---------
 * Date these sub-accounts were first available.

                                                                                                                       SALOMON
                                                                                                                      BROTHERS
                                                                                  LOOMIS                              STRATEGIC
                                   EQUITY-                                        SAYLES                                BOND
                                   INCOME                                        BALANCED                           OPPORTUNITIES
                                    SUB-                                           SUB-                                 SUB-
                                   ACCOUNT                                        ACCOUNT                              ACCOUNT
                                  ---------                                      ---------                          -------------
                                  10/1/93*     1/1/94      1/1/95      1/1/96    10/31/94     1/1/95      1/1/96      10/31/94*
                                     TO          TO          TO          TO         TO          TO          TO           TO
                                  12/31/93    12/31/94    12/31/95    12/31/96   12/31/94    12/31/95    12/31/96     12/31/94
                                  ---------  ----------  ----------  ----------  ---------  ----------  ----------  -------------
 1. Accumulation Unit Value at
    beginning of period . . . .       1.980       1.992       2.104       2.804      1.000       0.997       1.227        1.000
 2. Accumulation Unit Value at
    end of period . . . . . . .       1.992       2.104       2.804       3.162      0.997       1.227       1.415        0.984
 3. Number of Accumulation Units
    outstanding at end of
    period  . . . . . . . . . .   5,649,743  25,852,849  38,010,655  44,037,798  1,736,189  10,987,597  20,107,324    1,124,133

                                                         BACK BAY
                                                         ADVISORS
                                                           BOND
                                                          INCOME
                                                           SUB-
                                                         ACCOUNT
                                                         --------
                                   1/1/95      1/1/96    10/5/88*   1/1/89      1/1/90      1/1/91       1/1/92
                                     TO          TO         TO        TO          TO          TO           TO
                                  12/31/95    12/31/96   12/31/88  12/31/89    12/31/90    12/31/91     12/31/92
                                  ---------  ----------  --------  ---------  ----------  ----------  ------------
 1. Accumulation Unit Value at
    beginning of period . . . .       0.984       1.159    1.631       1.634       1.810       1.930        2.247
 2. Accumulation Unit Value at
    end of period . . . . . . .       1.159       1.307    1.634       1.810       1.930       2.247        2.398
 3. Number of Accumulation Units
    outstanding at end of
    period  . . . . . . . . . .   6,132,563  15,034,554  299,002   4,287,540  10,139,527  17,797,335   28,871,719






                                                                                      SALOMON                          BACK BAY
                                                                                      BROTHERS                         ADVISORS
                                                                                        U.S.                            MONEY
                                                                                     GOVERNMENT                         MARKET
                                                                                        SUB-                             SUB-
                                                                                      ACCOUNT                          ACCOUNT
                                                                                     ----------                        --------
                                       1/1/93      1/1/94      1/1/95      1/1/96    10/31/94*    1/1/95     1/1/96    9/29/88*
                                         TO          TO          TO          TO          TO         TO         TO         TO
                                      12/31/93    12/31/94    12/31/95    12/31/96    12/31/94   12/31/95   12/31/96   12/31/88
                                     ----------  ----------  ----------  ----------  ----------  ---------  ---------  --------
 1. Accumulation Unit
    Value at beginning
    of period  . . . . . . . . . .        2.398       2.664       2.540       3.037     1.000        1.004      1.139    1.384
 2. Accumulation Unit
    Value at end of
    period . . . . . . . . . . . .        2.664       2.540       3.037       3.134     1.004        1.139      1.161    1.408
 3. Number of Accumulation Units
    outstanding at end of
    period . . . . . . . . . . . .   41,939,487  41,657,182  42,231,987  41,138,874   910,020    4,495,184  5,785,148  915,605







                                      1/1/89      1/1/90      1/1/91      1/1/92      1/1/93      1/1/94      1/1/95
                                        TO          TO          TO          TO          TO          TO          TO
                                     12/31/89    12/31/90    12/31/91    12/31/92    12/31/93    12/31/94    12/31/95
                                     ---------  ----------  ----------  ----------  ----------  ----------  ----------
 1. Accumulation Unit
    Value at beginning
    of period  . . . . . . . . . .       1.408       1.518       1.620       1.697       1.738       1.766       1.811
 2. Accumulation Unit
    Value at end of
    period . . . . . . . . . . . .       1.518       1.620       1.697       1.738       1.766       1.811       1.889
 3. Number of Accumulation Units
    outstanding at end of
    period . . . . . . . . . . . .   7,661,069  21,629,006  26,322,938  26,759,532  25,016,975  30,220,356  33,015,018







                                        1/1/96
                                          TO
                                       12/31/96
                                     ------------
 1.
    Accumulation Unit
    Value at beginning
    of period  . . . . . . . . . .         1.889
 2.
    Accumulation Unit
    Value at end of
    period . . . . . . . . . . . .         1.959
 3. Number of Accumulation Units
    outstanding at end of
    period . . . . . . . . . . . .    33,412,517



---------
 * Date these sub-accounts were first available.

                                               BACK BAY
                                               ADVISORS
                                                MANAGED
                                                 SUB-
                                               ACCOUNT**
                                               ---------
                                               9/21/88*    1/1/89      1/1/90      1/1/91      1/1/92      1/1/93      1/1/94
                                                  TO         TO          TO          TO          TO          TO          TO
                                               12/31/88   12/31/89    12/31/90    12/31/91    12/31/92    12/31/93    12/31/94
                                               ---------  ---------  ----------  ----------  ----------  ----------  ----------
 1. Accumulation Unit Value at
    beginning of period  . . . . . . . . . .      1.042       1.063       1.250       1.272       1.508       1.588       1.733
 2. Accumulation Unit Value at end of period      1.063       1.250       1.272       1.508       1.588       1.733       1.691
 3. Number of Accumulation Units outstanding
    at end of period . . . . . . . . . . . .    731,349   9,179,207  18,099,540  26,478,398  41,588,546  60,696,659  61,961,278
                                                                       WESTPEAK
                                                                         STOCK
                                                                         INDEX
                                                                         SUB-
                                                                       ACCOUNT**
                                                                       ---------
                                                 1/1/95      1/1/96     1/1/92*     1/1/93      1/1/94      1/1/95       1/1/96
                                                   TO          TO         TO          TO          TO          TO           TO
                                                12/31/95    12/31/96   12/31/92    12/31/93    12/31/94    12/31/95     12/31/96
                                               ----------  ----------  ---------  ----------  ----------  ----------  ------------
 1. Accumulation Unit Value at                      1.691       2.190      1.592       1.644       1.780       1.775        2.398
    beginning of period  . . . . . . . . . .
 2. Accumulation Unit Value at end of period        2.190       2.485      1.540       1.780       1.775       2.398        2.898
 3. Number of Accumulation Units outstanding   56,145,463  52,130,165  2,583,607  11,017,884  14,282,355  15,539,608   15,623,253
    at end of period . . . . . . . . . . . .



---------

 * Date these sub-accounts were first available.
** These sub-accounts are only available through Contracts purchased prior to May 1, 1995.

  Information on units and unit values is useful because they affect the calculation of Contract Values. The value of a Contract is determined by multiplying the number of Accumulation Units in each sub-account credited to the Contract by the Accumulation Unit Value of the sub-account. The Accumulation Unit Value of a sub-account depends in part on the net investment experience of the Eligible Fund in which it invests. See "Contract Value and Accumulation Unit Value" for more information.
--------------------------------------------------------------------------------

                           FEDERAL INCOME TAX STATUS

  Certain of the rules under the Federal income tax laws described in the May 1, 1996 prospectus for the Contracts have been revised. In particular, with respect to Qualified Plans, TSA Plans, 457 Plans and Governmental Plans, distributions generally must commence by April 1 of the later of the calendar year following the year in which the Annuitant attains age 70 1/2 or the calendar year following the year in which the Annuitant retires. With respect to IRAs, SEPs and SARSEPs, or if the plan participant is a "5 percent owner," as defined in the Internal Revenue Code, distributions must commence by April 1 of the calendar year following the year in which the Annuitant reaches age 70 1/2. Also, the imposition of penalty taxes on aggregate annual distributions in excess of $150,000 has been suspended for years 1997, 1998 and 1999. Finally, by 1999, 457 Plans for governmental organizations must provide for contributions to be held in trust for the exclusive benefit of participants.

  Because the rules that apply to the Contracts under the Federal income tax laws are complex and are subject to change from time to time, you should consult your tax advisor periodically with respect to the status of your Contract under those laws.

                        THE NEW ENGLAND VARIABLE ACCOUNT
                               ZENITH ACCUMULATOR
                     INDIVIDUAL VARIABLE ANNUITY CONTRACTS
                 ISSUED BY METROPOLITAN LIFE INSURANCE COMPANY
                      STATEMENT OF ADDITIONAL INFORMATION
                                    (PART B)

                                  MAY 1, 1997


  This Statement of Additional Information is not a prospectus. This Statement of Additional Information relates to the Prospectus dated May 1, 1997 and should be read in conjunction therewith. A copy of the Prospectus may be obtained by writing to New England Securities Corporation ("New England Securities") 399 Boylston Street, Boston, Massachusetts 02116.

                               TABLE OF CONTENTS




                                                                         PAGE
                                                                        -------
History . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     II-3
Services Relating to the Variable Account and the Contracts . . . . .     II-3
Performance Comparisons . . . . . . . . . . . . . . . . . . . . . . .     II-3
Calculation of Performance Data . . . . . . . . . . . . . . . . . . .     II-4
Net Investment Factor . . . . . . . . . . . . . . . . . . . . . . . .    II-20
Annuity Payments  . . . . . . . . . . . . . . . . . . . . . . . . . .    II-20
Hypothetical Illustrations of Annuity Income Payouts  . . . . . . . .    II-22
Historical Illustrations of Annuity Income Payouts  . . . . . . . . .    II-25
Experts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    II-28
Legal Matters . . . . . . . . . . . . . . . . . . . . . . . . . . . .    II-28
Appendix A  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    II-29
Financial Statements  . . . . . . . . . . . . . . . . . . . . . . . .      F-1

                                    HISTORY

  The New England Variable Account (the "Variable Account") is a separate account of Metropolitan Life Insurance Company (the "Company"). The Variable Account was originally a separate account of New England Mutual Life Insurance Company ("The New England"), and became a separate account of the Company when The New England merged with and into the Company on August 30, 1996.


          SERVICES RELATING TO THE VARIABLE ACCOUNT AND THE CONTRACTS

  Auditors. Deloitte & Touche LLP, located at 125 Summer Street, Boston, Massachusetts 02110, conducts an annual audit of the Variable Account's financial statements.

  Administrative Services Agreement. Pursuant to an administrative services agreement between New England Life Insurance Company ("NELICO") and the Company, NELICO serves as the Designated Office for servicing the Contracts and performs certain other administrative services for the Company relating to the Variable Account and the Contracts. NELICO is compensated for these services based on the expenses it incurs in providing them. NELICO was a wholly-owned subsidiary of The New England before it merged into the Company, and became a subsidiary of the Company as a result of the merger.

  Principal Underwriter. New England Securities Corporation ("New England Securities"), an indirect subsidiary of the Company, serves as principal underwriter for the Variable Account pursuant to a distribution agreement with the Company. The Contracts are offered continuously and are sold by NELICO's life insurance agents and insurance brokers who are registered representatives of New England Securities. Contracts also may be sold by registered representatives of broker-dealers that have selling agreements with New England Securities. The Company pays commissions, none of which are retained by New England Securities, to the registered representatives involved in selling Contracts.


                            PERFORMANCE COMPARISONS

  Articles and releases, developed by the Company, the Eligible Funds (as defined in the Prospectus) and other parties, about the Account or the Eligible Funds regarding performance, rankings, statistics and analyses of the Account's, the individual Eligible Funds' and fund groups' asset levels and sales volumes, statistics and analyses of industry sales volumes and asset levels, and other characteristics may appear in publications, including, but not limited to, those publications listed in Appendix A to this Statement of Additional Information. In particular, some or all of these publications may publish their own rankings or performance reviews including the Account or the Eligible Funds. References to or reprints of such articles may be used in the Company's promotional literature. Such literature may refer to personnel of the advisers, who have portfolio management responsibility, and their investment style. The references may allude to or include excerpts from articles appearing in the media.

  The advertising and sales literature of the Contract and the Account may refer to historical, current and prospective economic trends and may include historical and current performance and total returns of investment alternatives.

  In addition, sales literature may be published concerning topics of general investor interest for the benefit of registered representatives and prospective Contractholders. These materials may include, but are not limited to, discussions of college planning, retirement planning, reasons for investing and historical examples of the investment performance of various classes of securities, securities markets and indices.

                        CALCULATION OF PERFORMANCE DATA

  The tables below illustrate hypothetical average annual total returns for each sub-account for the periods shown, based on the actual investment experience of the Eligible Funds during those periods. The tables do not represent what may happen in the future.

  The Variable Account was not established until July, 1987. The Contracts were not available until September, 1988. The Capital Growth, Back Bay Advisors Bond Income and Back Bay Advisors Money Market Series commenced operations on August 26, 1983. The Westpeak Growth and Income and Loomis Sayles Avanti Growth Series commenced operations on April 30, 1993. The Equity-Income Portfolio commenced operations on October 9, 1986, and the Overseas Portfolio commenced operations on January 28, 1987. The Loomis Sayles Small Cap Series commenced operations on May 2, 1994. The other Zenith Fund Series (Loomis Sayles Balanced, Morgan Stanley International Magnum Equity, Alger Equity Growth, Davis Venture Value, Salomon Brothers Strategic Bond Opportunities and Salomon Brothers U.S. Government) commenced operations on October 31, 1994.

  Calculations of average annual total return are based on the assumption that a single investment of $1,000 was made at the beginning of each period shown. The figures do not reflect the effect of any premium tax charges, which apply in certain states, and which would reduce the results shown.

  The average annual total return is related to surrender value and is calculated as follows. The amount of the assumed $1,000 purchase payment for a Contract issued at the beginning of the period is divided by the Accumulation Unit Value of each sub-account at the beginning of the period shown to arrive at the number of Accumulation Units purchased. The number of Accumulation Units is reduced on each Contract anniversary to reflect deduction of the annual $30 Administration Contract Charge from the Contract Value. Each such $30 deduction reduces the number of units held under the Contract by an amount equal to $30 divided by the Accumulation Unit Value on the date of the deduction. The total number of units held under the Contract at the beginning of the last Contract Year covered by the period shown is multiplied by the Accumulation Unit Value on December 31, 1996 to arrive at the Contract Value on that date. This Contract Value is then reduced by the applicable Contingent Deferred Sales Charge and by the portion of the $30 Administration Contract Charge which would be deducted upon surrender on December 31, 1996 to arrive at the surrender value. The average annual total return is the annual compounded rate of return which would produce the surrender value on December 31, 1996. In other words, the average annual total return is the rate which, when added to 1, raised to a power reflecting the number of years in the period shown, and multiplied by the initial $1,000 investment, yields the surrender value at the end of the period. The average annual total returns assume that no premium tax charge has been deducted.


                          AVERAGE ANNUAL TOTAL RETURN

  For purchase payment allocated to the Loomis Sayles Small Cap Series:



                  PERIOD ENDING DECEMBER 31, 1996
                  -------------------------------
      1 Year . . . . . . . . . . . . . . . . . . . . . . . .    19.1%
      Since Inception  . . . . . . . . . . . . . . . . . . .    13.5%




  For purchase payment allocated to the Morgan Stanley International Magnum Equity Series:*



                  PERIOD ENDING DECEMBER 31, 1996
                  -------------------------------
      1 Year . . . . . . . . . . . . . . . . . . . . . . . .    -3.3%
      Since Inception  . . . . . . . . . . . . . . . . . . .      .3%




  For purchase payment allocated to the Overseas Portfolio:


                  PERIOD ENDING DECEMBER 31, 1996
                  -------------------------------
      1 Year . . . . . . . . . . . . . . . . . . . . . . . .    2.8%
      5 Years  . . . . . . . . . . . . . . . . . . . . . . .    4.0%
      Since Inception  . . . . . . . . . . . . . . . . . . .    3.6%



---------

* The Morgan Stanley International Magnum Equity Series' subadviser was Draycott Partners, Ltd. until May 1, 1997, when Morgan Stanley Asset Management Inc. became the subadviser.

For purchase payment allocated to the Alger Equity Growth Series:




            PERIOD ENDING DECEMBER 31, 1996
            -------------------------------
1 Year . . . . . . . . . . . . . . . . . . . . . . . .     2.8%
Since Inception  . . . . . . . . . . . . . . . . . . .    17.7%



For purchase payment allocated to the Capital Growth Series:


            PERIOD ENDING DECEMBER 31, 1996
            -------------------------------
1 Year . . . . . . . . . . . . . . . . . . . . . . . .    10.2%
5 Years  . . . . . . . . . . . . . . . . . . . . . . .     5.5%
10 Years . . . . . . . . . . . . . . . . . . . . . . .    13.0%
Since Inception  . . . . . . . . . . . . . . . . . . .    20.6%





For purchase payment allocated to the Loomis Sayles Avanti Growth Series:





            PERIOD ENDING DECEMBER 31, 1996
            -------------------------------
1 Year . . . . . . . . . . . . . . . . . . . . . . . .     6.9%
Since Inception  . . . . . . . . . . . . . . . . . . .    10.9%




For purchase payment allocated to the Davis Venture Value Series:



            PERIOD ENDING DECEMBER 31, 1996
            -------------------------------
1 Year . . . . . . . . . . . . . . . . . . . . . . . .    14.6%
Since Inception  . . . . . . . . . . . . . . . . . . .    20.2%




For purchase payment allocated to the Westpeak Growth and Income Series:



            PERIOD ENDING DECEMBER 31, 1996
            -------------------------------
1 Year . . . . . . . . . . . . . . . . . . . . . . . .     7.4%
Since Inception  . . . . . . . . . . . . . . . . . . .    12.0%




For purchase payment allocated to the Equity-Income Portfolio:



            PERIOD ENDING DECEMBER 31, 1996
            -------------------------------
1 Year . . . . . . . . . . . . . . . . . . . . . . . .     3.8%
5 Years  . . . . . . . . . . . . . . . . . . . . . . .    13.2%
10 Years . . . . . . . . . . . . . . . . . . . . . . .     9.9%
Since Inception  . . . . . . . . . . . . . . . . . . .     9.6%




For purchase payment allocated to the Loomis Sayles Balanced Series:



            PERIOD ENDING DECEMBER 31, 1996
            -------------------------------
1 Year . . . . . . . . . . . . . . . . . . . . . . . .     6.3%
Since Inception  . . . . . . . . . . . . . . . . . . .    11.9%




For purchase payment allocated to the Salomon Brothers Strategic Bond Opportunities Series:



            PERIOD ENDING DECEMBER 31, 1996
            -------------------------------
1 Year . . . . . . . . . . . . . . . . . . . . . . . .    3.9%
Since Inception  . . . . . . . . . . . . . . . . . . .    7.7%




For purchase payment allocated to the Back Bay Advisors Bond Income Series:



           PERIOD ENDING DECEMBER 31, 1996
           -------------------------------
1 Year  . . . . . . . . . . . . . . . . . . . . . . .    -5.2%
5 Years . . . . . . . . . . . . . . . . . . . . . . .     3.3%
10 Years  . . . . . . . . . . . . . . . . . . . . . .     5.0%
Since Inception . . . . . . . . . . . . . . . . . . .     6.9%

For purchase payment allocated to the Salomon Brothers U.S. Government Series:




           PERIOD ENDING DECEMBER 31, 1996
           -------------------------------
1 Year  . . . . . . . . . . . . . . . . . . . . . . .    -6.4%
Since Inception . . . . . . . . . . . . . . . . . . .     1.8%




For purchase payment allocated to the Back Bay Advisors Money Market Series:



           PERIOD ENDING DECEMBER 31, 1996
           -------------------------------
1 Year  . . . . . . . . . . . . . . . . . . . . . . .    -4.7%
5 Years . . . . . . . . . . . . . . . . . . . . . . .     -.9%
10 Years  . . . . . . . . . . . . . . . . . . . . . .     1.8%
Since Inception . . . . . . . . . . . . . . . . . . .     2.8%


  Information is available illustrating the impact of fund performance on annuity payouts. For examples, see "Historical Illustrations of Annuity Income Payments" and "Hypothetical Illustrations of Annuity Income Payments" in this Statement of Additional Information.

  The following chart illustrates how the average annual total return was determined for the five year period ending December 31, 1996 for the sub-account investing in the Capital Growth Series based on the assumptions used in the above table. The units column below shows the number of accumulation units hypothetically purchased by the $1000 investment in the Capital Growth Series in the first year (assuming that no premium tax is deducted). The units are reduced on each Contract anniversary to reflect the deduction of the $30 Administration Contract Charge. The illustration assumes no premium tax charge is deducted.

  The unit values of the sub-accounts reflect the change in the net asset value of the underlying Eligible Funds plus the reinvestment of dividends from net investment income and of distributions from net realized gains, if any. The unit values also reflect the deduction of the Mortality and Expense Risk Charge as well as the Administration Asset Charge.




                                                                      AVERAGE
                                    UNIT     CONTRACT   SURRENDER   ANNUAL TOTAL
DATE                     UNITS      VALUE      VALUE      VALUE        RETURN
----                    --------  ---------  ---------  ---------  --------------
December 31, 1991 . .   116.1755   8.607664  $1,000.00
December 31, 1992 . .   112.4157   7.978068     896.86  $  848.43     -15.16%
December 31, 1993 . .   109.1004   9.049554     987.31     938.44      -3.13%
December 31, 1994 . .   105.4850   8.297578     875.27     835.88      -5.80%
December 31, 1995 . .   102.8299  11.300017   1,161.98   1,114.92       2.76%
December 31, 1996 . .   100.6073  13.496435   1,357.84   1,308.96       5.53%



  The following charts illustrate what would have been the growth and value of a $10,000 purchase payment for a Contract if it had been invested in each of the Eligible Funds on the first day of the first month after those Eligible Funds became available: September 1, 1983 in the case of the Back Bay Advisors Money Market, Back Bay Advisors Bond Income and Capital Growth Series; November 1, 1986 in the case of the Equity-Income Portfolio; February 1, 1987 in the case of the Overseas Portfolio; May 1, 1993 in the case of the Westpeak Growth and Income and Loomis Sayles Avanti Growth Series; May 2, 1994 in the case of the Loomis Sayles Small Cap Series; and November 1, 1994 for the other Zenith Fund Series. The figures shown do not reflect the deduction of any premium tax charge. During the period when the Contingent Deferred Sales Charge applies, the percentage return on surrender value from year to year (after the 1st year) will be greater than the percentage return on Contract Value for the same years. This is because the percentage return on surrender value reflects not only investment experience but also the annual reduction in the applicable Contingent Deferred Sales Charge. In the first chart, the Contract Value and surrender value on each date shown are calculated in the manner described in the preceding illustrations of average annual total return, assuming that no premium tax charge is deducted.


  In the second and third charts, the difference between the Contract Value or surrender value at the beginning and at the end of each year is divided by the beginning Contract Value or surrender value to arrive at the annual percentage change. The cumulative return information set forth in these charts is determined by taking the difference between the $10,000 investment and the ending Contract Value or surrender value and dividing it by $10,000. The annual effective rate of return in this illustration is calculated in the same manner as the average annual total return described in the preceding illustration, assuming that no premium tax charge is deducted.

                    $10,000 SINGLE PURCHASE PAYMENT CONTRACT
    ISSUED SEPTEMBER 1, 1983 (FOR SUB-ACCOUNTS INVESTING IN CAPITAL GROWTH,
       BACK BAY ADVISORS BOND INCOME AND BACK BAY ADVISORS MONEY MARKET)
        (EQUITY-INCOME: NOVEMBER 1, 1986 AND OVERSEAS: FEBRUARY 1, 1987) (WESTPEAK GROWTH AND INCOME AND LOOMIS SAYLES AVANTI GROWTH: MAY 1, 1993)
                     (LOOMIS SAYLES SMALL CAP: MAY 2, 1994)
                  (OTHER ZENITH FUND SERIES: NOVEMBER 1, 1994)
                               INVESTMENT RESULTS



                                                                   CONTRACT VALUE(1)
                    --------------------------------------------------------------------------------------------------
                                   MORGAN
                      LOOMIS       STANLEY                                            LOOMIS                 WESTPEAK
                      SAYLES    INTERNATIONAL                ALGER                    SAYLES      DAVIS       GROWTH
                      SMALL        MAGNUM                    EQUITY      CAPITAL      AVANTI     VENTURE       AND
                       CAP        EQUITY(2)     OVERSEAS     GROWTH      GROWTH       GROWTH      VALUE       INCOME
                    ----------  -------------  ----------  ----------  -----------  ----------  ----------  ----------
As of December 31:
  1983  . . . . .                                                      $ 10,470.12
  1984  . . . . .                                                        10,237.14
  1985  . . . . .                                                        16,941.91
  1986  . . . . .                                                        32,599.29
  1987  . . . . .                              $ 9,345.49                49,087.62
  1988  . . . . .                                9,936.28                44,141.97
  1989  . . . . .                               12,343.46                56,919.65
  1990  . . . . .                               11,945.10                54,170.04
  1991  . . . . .                               12,695.83                82,262.43
  1992  . . . . .                               11,156.05                76,212.70
  1993  . . . . .                               15,078.13                86,417.09  $11,370.39              $11,321.11
  1994  . . . . .   $ 9,590.97   $10,237.83     15,104.86  $ 9,695.00    79,208.42   11,157.06  $ 9,628.96   11,004.57
  1995  . . . . .    12,156.37    10,698.65     16,311.44   14,193.96   107,838.80   14,313.48   13,201.25   14,780.39
  1996  . . . . .    15,637.59    11,227.90     18,185.02   15,815.91   128,763.66   16,574.48   16,356.09   17,185.98


                                               SALOMON
                                              BROTHERS      BACK BAY    SALOMON      BACK BAY
                                  LOOMIS      STRATEGIC     ADVISORS    BROTHERS     ADVISORS
                     EQUITY-      SAYLES        BOND          BOND        U.S.        MONEY
                      INCOME     BALANCED   OPPORTUNITIES    INCOME    GOVERNMENT     MARKET
                    ----------  ----------  -------------  ----------  ----------  ------------
As of December 31:
  1983  . . . . .                                          $10,339.37               $10,258.59
  1984  . . . . .                                           11,453.64                11,175.34
  1985  . . . . .                                           13,388.01                11,905.86
  1986  . . . . .   $ 9,888.64                              15,137.25                12,514.94
  1987  . . . . .     9,615.25                              15,242.29                13,122.50
  1988  . . . . .    11,611.24                              16,265.40                13,889.20
  1989  . . . . .    13,412.67                              17,990.50                14,941.00
  1990  . . . . .    11,176.22                              19,151.95                15,916.76
  1991  . . . . .    14,462.11                              22,256.25                16,648.66
  1992  . . . . .    16,645.30                              23,722.98                17,018.47
  1993  . . . . .    19,396.57                              26,326.49                17,259.12
  1994  . . . . .    20,460.15  $ 9,968.28   $ 9,838.87     25,071.19  $10,038.07    17,674.12
  1995  . . . . .    27,238.96   12,242.06    11,557.83     29,948.07   11,360.92    18,401.19
  1996  . . . . .    30,677.47   14,087.95    13,008.06     30,873.63   11,548.68    19,053.28




                                                                   SURRENDER VALUE(1)
                    --------------------------------------------------------------------------------------------------
                                   MORGAN
                      LOOMIS       STANLEY                                            LOOMIS                 WESTPEAK
                      SAYLES    INTERNATIONAL                ALGER                    SAYLES      DAVIS       GROWTH
                      SMALL        MAGNUM                    EQUITY      CAPITAL      AVANTI     VENTURE       AND
                       CAP        EQUITY(2)     OVERSEAS     GROWTH      GROWTH       GROWTH      VALUE       INCOME
                    ----------  -------------  ----------  ----------  -----------  ----------  ----------  ----------
As of December 31:
  1983  . . . . .                                                      $  9,847.62
  1984  . . . . .                                                         9,674.33
  1985  . . . . .                                                        16,131.91
  1986  . . . . .                                                        31,789.29
  1987  . . . . .                              $ 8,771.28                48,277.62
  1988  . . . . .                                9,372.22                43,331.97
  1989  . . . . .                               11,704.96                56,109.65
  1990  . . . . .                               11,380.07                53,360.04
  1991  . . . . .                               12,154.15                81,452.43
  1992  . . . . .                               10,726.94                75,516.79
  1993  . . . . .                               14,575.67                86,407.09  $10,685.22              $10,638.82
  1994  . . . . .   $ 9,012.40   $ 9,633.91     14,669.53  $ 9,122.84    79,198.42   10,534.58  $ 9,060.66   10,390.32
  1995  . . . . .    11,482.43    10,115.92     15,990.34   13,422.49   107,828.80   13,584.96   12,483.38   14,028.76
  1996  . . . . .    14,846.03    10,667.11     17,993.85   15,028.03   128,753.66   15,808.63   15,551.09   16,392.61


                                               SALOMON
                                              BROTHERS      BACK BAY     SALOMON      BACK BAY
                                  LOOMIS      STRATEGIC     ADVISORS    BROTHERS      ADVISORS
                     EQUITY-      SAYLES        BOND          BOND         U.S         MONEY
                      INCOME     BALANCED   OPPORTUNITIES    INCOME    GOVERNMENT      MARKET
                    ----------  ----------  -------------  ----------  -----------  ------------
As of December 31:
  1983  . . . . .                                          $ 9,724.51                $ 9,648.46
  1984  . . . . .                                           10,825.14                 10,561.87
  1985  . . . . .                                           12,715.30                 11,306.52
  1986  . . . . .   $ 9,305.15                              14,446.07                 11,941.77
  1987  . . . . .     9,091.03                              14,614.97                 12,581.04
  1988  . . . . .    11,031.48                              15,669.85                 13,379.19
  1989  . . . . .    12,804.10                              17,413.80                 14,460.36
  1990  . . . . .    10,718.58                              18,624.85                 15,477.01
  1991  . . . . .    13,936.47                              21,845.84                 16,338.98
  1992  . . . . .    16,115.97                              23,499.47                 16,855.30
  1993  . . . . .    18,867.86                              26,316.49                 17,249.12
  1994  . . . . .    20,086.86  $ 9,380.13   $ 9,258.29     25,061.19  $ 9,445.85     17,664.12
  1995  . . . . .    26,988.81   11,575.99    10,928.71     29,938.07   10,742.43     18,391.19
  1996  . . . . .    30,672.47   13,385.59    12,359.16     30,863.63   10,972.02     19,043.28

                 ANNUAL PERCENTAGE CHANGE IN CONTRACT VALUE(1)




                        LOOMIS  MORGAN STANLEY                               LOOMIS
                        SAYLES  INTERNATIONAL             ALGER              SAYLES    DAVIS
                        SMALL       MAGNUM                EQUITY  CAPITAL    AVANTI   VENTURE
                         CAP      EQUITY(2)     OVERSEAS  GROWTH   GROWTH    GROWTH    VALUE
                        ------  --------------  --------  ------  ---------  ------  ---------
As of December 31:
  1983  . . . . . . .                                                 4.70%
  1984  . . . . . . .                                                -2.23
  1985  . . . . . . .                                                65.49
  1986  . . . . . . .                                                92.42
  1987  . . . . . . .                            -6.55%              50.58
  1988  . . . . . . .                             6.32              -10.08
  1989  . . . . . . .                            24.23               28.95
  1990  . . . . . . .                            -3.23               -4.83
  1991  . . . . . . .                             6.28               51.86
  1992  . . . . . . .                           -12.13               -7.35
  1993  . . . . . . .                            35.16               13.39   13.70%
  1994  . . . . . . .   -4.09%       2.38%        0.18    -3.05%     -8.34   -1.88    -3.71%
  1995  . . . . . . .   26.75        4.50         7.99    46.40      36.15   28.29    37.10
  1996  . . . . . . .   28.64        4.95        11.49    11.43      19.40   15.80    23.90
Cumulative Return . .   56.38       12.28        81.85    58.16   1,187.64   65.74    63.56
Annual Effective Rate
 of Return  . . . . .   18.24        5.50         6.22    23.59      21.13   14.77    25.52





                                                          SALOMON
                                                         BROTHERS     BACK BAY   SALOMON     BACK BAY
                         WESTPEAK             LOOMIS     STRATEGIC    ADVISORS   BROTHERS    ADVISORS
                          GROWTH    EQUITY-   SAYLES       BOND         BOND       U.S.       MONEY
                        AND INCOME  INCOME   BALANCED  OPPORTUNITIES   INCOME   GOVERNMENT    MARKET
                        ----------  -------  --------  -------------  --------  ----------  ----------
As of December 31:
  1983  . . . . . . .                                                   3.39%                  2.59%
  1984  . . . . . . .                                                  10.78                   8.94
  1985  . . . . . . .                                                  16.89                   6.54
  1986  . . . . . . .                -1.11%                            13.07                   5.12
  1987  . . . . . . .                -2.76                              0.69                   4.85
  1988  . . . . . . .                20.76                              6.71                   5.84
  1989  . . . . . . .                15.51                             10.61                   7.57
  1990  . . . . . . .               -16.67                              6.46                   6.53
  1991  . . . . . . .                29.40                             16.21                   4.60
  1992  . . . . . . .                15.10                              6.59                   2.22
  1993  . . . . . . .     13.21%     16.53                             10.97                   1.41
  1994  . . . . . . .     -2.80       5.48    -0.32%      -1.61%       -4.77       0.38%       2.40
  1995  . . . . . . .     34.31      33.13    22.81       17.47        19.45      13.18        4.11
  1996  . . . . . . .     16.28      12.62    15.08       12.55         3.09       1.65        3.54
Cumulative Return . .     71.86     206.77    40.88       30.08       208.74      15.49       90.53
Annual Effective Rate
 of Return  . . . . .     15.91      11.66    17.16       12.92         8.82       6.88        4.95







                                                          LEHMAN
                                                       INTERMEDIATE
                                                       GOVERNMENT/
                                 DOW JONES   S&P 500    CORPORATE     CONSUMER
                                 INDUSTRIAL   STOCK        BOND        PRICE
                                 AVERAGE(3)  INDEX(4)    INDEX(5)     INDEX(6)
                                 ----------  --------  ------------  ----------
As of December 31:
  1983 . . . . . . . . . . . .      5.11%      1.79%       4.51%        1.07%
  1984 . . . . . . . . . . . .      1.35       6.27       14.37         3.95
  1985 . . . . . . . . . . . .     33.62      31.73       18.06         3.77
  1986 . . . . . . . . . . . .     27.25      18.66       13.13         1.13
  1987 . . . . . . . . . . . .      5.55       5.25        3.66         4.41
  1988 . . . . . . . . . . . .     16.21      16.61        6.67         4.42
  1989 . . . . . . . . . . . .     32.24      31.69       12.77         4.65
  1990 . . . . . . . . . . . .      -.54      -3.10        9.16         6.11
  1991 . . . . . . . . . . . .     24.25      30.47       14.62         3.06
  1992 . . . . . . . . . . . .      7.40       7.62        7.17         2.90
  1993 . . . . . . . . . . . .     16.97      10.08        8.79         2.75
  1994 . . . . . . . . . . . .      5.02       1.32       -1.93         2.67
  1995 . . . . . . . . . . . .     36.94      37.58       15.33         2.54
  1996 . . . . . . . . . . . .     28.91      22.96        4.05         3.32
Cumulative Return  . . . . . .    745.61     601.48      241.73        58.21
Annual Effective Rate of
 Return  . . . . . . . . . . .     17.36      15.73        9.65         3.50

                 ANNUAL PERCENTAGE CHANGE IN SURRENDER VALUE(1)




                        LOOMIS       MORGAN                                    LOOMIS
                        SAYLES      STANLEY                 ALGER              SAYLES    DAVIS
                        SMALL    INTERNATIONAL              EQUITY  CAPITAL    AVANTI   VENTURE
                         CAP    MAGNUM EQUITY(2)  OVERSEAS  GROWTH   GROWTH    GROWTH    VALUE
                        ------  ----------------  --------  ------  ---------  ------  ---------
As of December 31:
  1983  . . . . . . .                                                  -1.52%
  1984  . . . . . . .                                                  -1.76
  1985  . . . . . . .                                                  66.75
  1986  . . . . . . .                                                  97.06
  1987  . . . . . . .                             -12.29%              51.87
  1988  . . . . . . .                               6.85              -10.24
  1989  . . . . . . .                              24.89               29.49
  1990  . . . . . . .                              -2.78               -4.90
  1991  . . . . . . .                               6.80               52.65
  1992  . . . . . . .                             -11.74               -7.29
  1993  . . . . . . .                              35.88               14.42    6.85%
  1994  . . . . . . .   -9.88%       -3.66%         0.64    -6.20%     -8.34   -1.41    -9.39%
  1995  . . . . . . .   27.41         5.00          9.00    23.41      36.15   28.96    37.78
  1996  . . . . . . .   29.29         5.45         12.53    15.63      19.41   16.37    24.57
Cumulative Return . .   48.46         6.67         79.94    33.86   1,187.54   58.09    55.51
Annual Effective Rate
 of Return  . . . . .   15.96         3.03          6.11    14.42      21.13   13.30    22.63






                                                          SALOMON
                                                         BROTHERS     BACK BAY   SALOMON     BACK BAY
                         WESTPEAK             LOOMIS     STRATEGIC    ADVISORS   BROTHERS    ADVISORS
                          GROWTH    EQUITY-   SAYLES       BOND         BOND       U.S.       MONEY
                        AND INCOME  INCOME   BALANCED  OPPORTUNITIES   INCOME   GOVERNMENT    MARKET
                        ----------  -------  --------  -------------  --------  ----------  ----------
As of December 31:
  1983  . . . . . . .                                                  -2.75%                 -3.52%
  1984  . . . . . . .                                                  11.32                   9.47
  1985  . . . . . . .                                                  17.46                   7.05
  1986  . . . . . . .                -6.95%                            13.61                   5.62
  1987  . . . . . . .                -2.30                              1.17                   5.35
  1988  . . . . . . .                21.34                              7.22                   6.34
  1989  . . . . . . .                16.07                             11.13                   8.08
  1990  . . . . . . .               -16.29                              6.95                   7.03
  1991  . . . . . . .                30.02                             17.29                   5.57
  1992  . . . . . . .                15.64                              7.57                   3.16
  1993  . . . . . . .      6.39%     17.08                             11.99                   2.34
  1994  . . . . . . .     -2.34       6.46    -6.20%      -7.42%       -4.77      -5.54%       2.41
  1995  . . . . . . .     35.02      34.36    23.41       18.04        19.46      13.73        4.12
  1996  . . . . . . .     16.85      13.65    15.63       13.09         3.09       2.14        3.55
Cumulative Return . .     63.93     206.72    33.86       23.59       208.64       9.72       90.43
Annual Effective Rate
 of Return  . . . . .     14.42      11.66    14.42       10.28         8.82       4.38        4.95






                                                       INTERMEDIATE
                                                       GOVERNMENT/
                                 DOW JONES   S&P 500    CORPORATE     CONSUMER
                                 INDUSTRIAL   STOCK        BOND        PRICE
                                 AVERAGE(3)  INDEX(4)    INDEX(5)     INDEX(6)
                                 ----------  --------  ------------  ----------
As of December 31:
  1983 . . . . . . . . . . . .      5.11%      1.79%       4.51%        1.07%
  1984 . . . . . . . . . . . .      1.35       6.27       14.37         3.95
  1985 . . . . . . . . . . . .     33.62      31.73       18.06         3.77
  1986 . . . . . . . . . . . .     27.25      18.66       13.13         1.13
  1987 . . . . . . . . . . . .      5.55       5.25        3.66         4.41
  1988 . . . . . . . . . . . .     16.21      16.61        6.67         4.42
  1989 . . . . . . . . . . . .     32.24      31.69       12.77         4.65
  1990 . . . . . . . . . . . .      -.54      -3.10        9.16         6.11
  1991 . . . . . . . . . . . .     24.25      30.47       14.62         3.06
  1992 . . . . . . . . . . . .      7.40       7.62        7.17         2.90
  1993 . . . . . . . . . . . .     16.97      10.08        8.79         2.75
  1994 . . . . . . . . . . . .      5.02       1.32       -1.93         2.67
  1995 . . . . . . . . . . . .     36.94      37.58       15.35         2.54
  1996 . . . . . . . . . . . .     28.91      22.96        4.05         3.32
Cumulative Return  . . . . . .    745.61     601.48      241.73        58.21
Annual Effective Rate of
 Return  . . . . . . . . . . .     17.36      15.73        9.65         3.50

---------
NOTES:
(1) The Contract Value, surrender value and annual percentage change figures assume reinvestment of dividends and capital gain distributions. The Contract Value figures are net of all deductions and expenses except premium tax. Each surrender value shown equals the Contract Value less any applicable Contingent Deferred Sales Charge and a pro rata portion of the annual $30 Administration Contract Charge. (See "Administration Charges, Contingent Deferred Sales and Other Deductions.") 1983 figures for the Capital Growth, Back Bay Advisors Bond Income and Back Bay Advisors Money Market Series are from September 1 through December 31, 1983. The 1986 figure for the Equity-Income Portfolio is from November 1, 1986 through December 31, 1986; the 1987 figure for the Overseas Portfolio is from February 1, 1987 through December 31, 1987. The 1993 figures for the Loomis Sayles Avanti Growth and Westpeak Growth and Income Series are from May 1, 1993 through December 31, 1993. The 1994 figure for the Loomis Sayles Small Cap Series is from May 2, 1994 through December 31, 1994. The 1994 figures for the other Zenith Fund Series are from November 1, 1994 through December 31, 1994.

(2) The Morgan Stanley International Magnum Equity Series' subadviser was Draycott Partners, Ltd. until May 1, 1997, when Morgan Stanley Asset Management Inc. became the subadviser.

(3) The Dow Jones Industrial Average is an unmanaged index of 30 large industrial stocks traded on the New York Stock Exchange. The annual percentage change figures have been adjusted to reflect reinvestment of dividends. 1983 figures are from September 1 through December 31, 1983.

(4) The S&P 500 Stock Index is an unmanaged weighted index of the stock performance of 500 industrial, transportation, utility and financial companies. The annual percentage change figures have been adjusted to reflect reinvestment of dividends. 1983 figures are from September 1 through December 31, 1983.

(5) The Lehman Intermediate Government/Corporate Bond Index is a subset of the Lehman Government/Corporate Bond Index covering all issues with maturities between 1 and 10 years which is comprised of taxable, publicly issued, non-convertible debt obligations issued or guaranteed by the U.S. Government or its agencies and another Lehman Index that is comprised of taxable, fixed rate publicly issued, investment grade non-convertible corporate debt obligations. 1983 figures are from September 1 through December 31, 1983.

(6) The Consumer Price Index, published by the U.S. Bureau of Labor Statistics, is a statistical measure of changes, over time, in the prices of goods and services. 1983 figures are from September 1 through December 31, 1983.

  The chart below illustrates what would have been the change in value of a $100 monthly investment in each of the Eligible Funds if monthly purchase payments for a Contract had been made on the first day of each month starting with September 1, 1983 for the Capital Growth, Back Bay Advisors Bond Income and Back Bay Advisors Money Market Series; November 1, 1986 for the Equity-Income Portfolio; February 1, 1987 for the Overseas Portfolio; May 1, 1993 for the Loomis Sayles Avanti Growth and Westpeak Growth and Income Series; May 2, 1994 for the Loomis Sayles Small Cap Series; and November 1, 1994 for the other six Zenith Fund Series. The figures shown do not reflect the deduction of any premium tax charge, and only surrender values, not Contract Values, reflect the deduction of any applicable Contingent Deferred Sales Charge. Each purchase payment is divided by the Accumulation Unit Value of each sub-account on the date of the investment to calculate the number of Accumulation Units purchased. The total number of units under the Contract is reduced on each Contract anniversary as a result of the $30 Administration Contract Charge, as described in the illustrations of average annual total return. The Contract Value and the surrender value are calculated according to the methods described in the preceding examples. The annual effective rate of return in this illustration represents the compounded annual rate that the hypothetical purchase payments shown would have had to earn in order to produce the Contract Value and surrender value illustrated on December 31, 1996. In other words, the annual effective rate of return is the rate which, when added to 1 and raised to a power equal to the number of months for which the payment is invested divided by twelve, and multiplied by the payment amount, for all monthly payments, would yield the contract value or surrender value on the ending date of the illustration.

                               INVESTMENT RESULTS
  SEPTEMBER 1, 1983--DECEMBER 31, 1996 (CAPITAL GROWTH, BOND INCOME AND MONEY
                                 MARKET SERIES)
(NOVEMBER 1, 1986--DECEMBER 31, 1995 FOR EQUITY-INCOME PORTFOLIO AND FEBRUARY 1,
                1987--DECEMBER 31, 1995 FOR OVERSEAS PORTFOLIO)
      (MAY 2, 1994--DECEMBER 31, 1996 FOR LOOMIS SAYLES SMALL CAP SERIES) (NOVEMBER 1, 1994--DECEMBER 31, 1996 FOR ALL OTHER ZENITH FUND SERIES)




                                                                                  CONTRACT VALUE
                                               ---------------------------------------------------------------------------
                                                              MORGAN
                                                LOOMIS        STANLEY                                            LOOMIS
                                                SAYLES     INTERNATIONAL                 ALGER                   SAYLES
                                  CUMULATIVE     SMALL        MAGNUM                    EQUITY      CAPITAL      AVANTI
                                  PAYMENTS(1)     CAP        EQUITY(2)     OVERSEAS     GROWTH       GROWTH      GROWTH
                                  -----------  ----------  -------------  -----------  ----------  -----------  ----------
As of December 31:
 1983 . . . . . . . . . . . . .     $   400                                                        $   409.40
 1984 . . . . . . . . . . . . .       1,600                                                          1,648.95
 1985 . . . . . . . . . . . . .       2,800                                                          4,277.11
 1986 . . . . . . . . . . . . .       4,000                                                          9,765.58
 1987 . . . . . . . . . . . . .       5,200                               $ 1,007.13                15,890.14
 1988 . . . . . . . . . . . . .       6,400                                 2,306.86                15,451.37
 1989 . . . . . . . . . . . . .       7,600                                 4,229.80                21,215.12
 1990 . . . . . . . . . . . . .       8,800                                 5,222.71                21,316.48
 1991 . . . . . . . . . . . . .      10,000                                 6,778.08                33,833.21
 1992 . . . . . . . . . . . . .      11,200                                 7,031.68                32,549.81
 1993 . . . . . . . . . . . . .      12,400                                10,872.84                38,177.72   $  848.90
 1994 . . . . . . . . . . . . .      13,600    $  782.65    $  204.56      12,048.05   $  200.89    36,110.66    2,021.49
 1995 . . . . . . . . . . . . .      14,800     2,337.57     1,436.32      14,272.33    1,543.68    50,536.57    3,907.29
 1996 . . . . . . . . . . . . .      16,000     4,363.73     2,706.36      17,185.14    3,072.43    61,680.44    5,786.10
Annual Effective Rate of
 Return . . . . . . . . . . . .                    24.06%        3.60%          7.20%      15.58%       18.57%      15.05%



                                             WESTPEAK                                SALOMON       BACK BAY     SALOMON
                                    DAVIS     GROWTH                   LOOMIS        BROTHERS      ADVISORS     BROTHERS
                                   VENTURE      AND       EQUITY-      SAYLES     STRATEGIC BOND     BOND         U.S.
                                    VALUE     INCOME       INCOME     BALANCED    OPPORTUNITIES     INCOME     GOVERNMENT
                                  ---------  ----------  -----------  ----------  --------------  -----------  ----------
As of December 31:
 1983 . . . . . . . . . . . . .                                                                   $   405.13
 1984 . . . . . . . . . . . . .                                                                     1,720.27
 1985 . . . . . . . . . . . . .                                                                     3,304.19
 1986 . . . . . . . . . . . . .                          $   195.78                                 4,982.85
 1987 . . . . . . . . . . . . .                            1,215.08                                 6,208.12
 1988 . . . . . . . . . . . . .                            2,714.98                                 7,835.43
 1989 . . . . . . . . . . . . .                            4,346.48                                 9,915.71
 1990 . . . . . . . . . . . . .                            4,721.63                                11,807.13
 1991 . . . . . . . . . . . . .                            7,427.49                                15,037.48
 1992 . . . . . . . . . . . . .                            9,840.29                                17,272.18
 1993 . . . . . . . . . . . . .              $  848.38    12,731.03                                20,405.31
 1994 . . . . . . . . . . . . .   $  197.97   2,002.46    14,650.43   $  200.89     $  196.89      20,609.31   $  200.97
 1995 . . . . . . . . . . . . .    1,632.30   4,059.83    20,892.48    1,543.68      1,507.66      25,924.91    1,476.06
 1996 . . . . . . . . . . . . .    3,373.37   6,026.98    24,811.34    3,072.43      2,953.92      27,970.49    2,704.81
Annual Effective Rate of
 Return . . . . . . . . . . . .       24.97%     17.37%       13.37%      15.58%        11.77%          7.98%       3.55%



                                    BACK BAY
                                    ADVISORS
                                     MONEY
                                     MARKET
                                  ------------
As of December 31:
 1983 . . . . . . . . . . . . .    $   406.44
 1984 . . . . . . . . . . . . .      1,673.57
 1985 . . . . . . . . . . . . .      2,999.59
 1986 . . . . . . . . . . . . .      4,362.45
 1987 . . . . . . . . . . . . .      5,788.99
 1988 . . . . . . . . . . . . .      7,350.98
 1989 . . . . . . . . . . . . .      9,142.45
 1990 . . . . . . . . . . . . .     10,970.63
 1991 . . . . . . . . . . . . .     12,694.15
 1992 . . . . . . . . . . . . .     14,182.75
 1993 . . . . . . . . . . . . .     15.588.48
 1994 . . . . . . . . . . . . .     17,179.87
 1995 . . . . . . . . . . . . .     19,112.88
 1996 . . . . . . . . . . . . .     21,015.28
Annual Effective Rate of
 Return . . . . . . . . . . . .          3.97%



---------

(1) Cumulative payments as of December 31, 1996 would be $12,200 for Equity-Income, $11,900 for Overseas, $4,400 for Loomis Sayles Avanti Growth and Westpeak Growth and Income, $3,200 for Loomis Sayles Small Cap, and $2,600 for each of the other Zenith Fund series.

(2) The Morgan Stanley International Magnum Equity Series' subadviser was Draycott Partners, Ltd. until May 1, 1997, when Morgan Stanley Asset Management Inc. became the subadviser.

                                                                              SURRENDER VALUE
                                        ---------------------------------------------------------------------------------
                                                      MORGAN
                                         LOOMIS       STANLEY                                         LOOMIS
                                         SAYLES    INTERNATIONAL                ALGER                 SAYLES      DAVIS
                           CUMULATIVE     SMALL       MAGNUM                   EQUITY     CAPITAL     AVANTI     VENTURE
                           PAYMENTS(1)     CAP       EQUITY(2)     OVERSEAS    GROWTH      GROWTH     GROWTH      VALUE
                           -----------  ---------  -------------  ----------  ---------  ----------  ---------  ---------
As of December 31:
 1983  . . . . . . . . .     $   400                                                     $   375.45
 1984  . . . . . . . . .       1,600                                                       1,549.91
 1985  . . . . . . . . .       2,800                                                       4,055.39
 1986  . . . . . . . . .       4,000                                                       9,435.58
 1987  . . . . . . . . .       5,200                              $   920.71              15,464.14
 1988  . . . . . . . . .       6,400                                2,154.79              14,929.37
 1989  . . . . . . . . .       7,600                                3,992.93              20,597.12
 1990  . . . . . . . . .       8,800                                4,960.18              20,730.94
 1991  . . . . . . . . .      10,000                                6,476.07              33,214.21
 1992  . . . . . . . . .      11,200                                6,751.04              32,246.86
 1993  . . . . . . . . .      12,400                               10,502.85              38,167.72  $  779.24
 1994  . . . . . . . . .      13,600    $  719.36    $  187.60     11,695.26  $  184.14   36,100.66   1,892.33  $  181.39
 1995  . . . . . . . . .      14,800     2,193.84     1,353.76     13,987.92   1,455.32   50,526.57   3,693.88   1,539.15
 1996  . . . . . . . . .      16,000     4,130.23     2,567.39     17,002.98   2,915.35   61,670.44   5,505.72   3,201.39
Annual Effective Rate
 of Return . . . . . . .                    19.57%       -1.12%         7.00%     10.53%      18.57%     12.25%     19.65%



                           WESTPEAK                             SALOMON      BACK BAY                BACK BAY
                            GROWTH                 LOOMIS      BROTHERS      ADVISORS    SALOMON     ADVISORS
                              AND      EQUITY-     SAYLES        BOND          BOND     BROTHERS      MONEY
                            INCOME      INCOME    BALANCED   OPPORTUNITIES    INCOME     US GOVT      MARKET
                           ---------  ----------  ---------  -------------  ----------  ---------  ------------
As of December 31:
 1983  . . . . . . . . .                                                    $   371.43              $   372.66
 1984  . . . . . . . . .                                                      1,617.37                1,573.20
 1985  . . . . . . . . .                                                      3,130.63                2,841.11
 1986  . . . . . . . . .              $   179.32                              4,748.62                4,156.14
 1987  . . . . . . . . .                1,144.47                              5,946.69                5,544.54
 1988  . . . . . . . . .                2,575.59                              7,543.35                7,076.34
 1989  . . . . . . . . .                4,145.89                              9,593.36                8,844.46
 1990  . . . . . . . . .                4,525.41                             11,478.34               10,664.43
 1991  . . . . . . . . .                7,155.10                             14,756.80               12,455.65
 1992  . . . . . . . . .                9,525.32                             17,106.73               14,045.10
 1993  . . . . . . . . .   $  778.75   12,382.29                             20,395.31               15,578.48
 1994  . . . . . . . . .    1,874.32   14,381.73  $  184.14    $  180.37     20,599.31  $  184.22    17,169.67
 1995  . . . . . . . . .    3,838.86   20,699.45   1,455.32     1,421.25     25,914.91   1,391.35    19,102.88
 1996  . . . . . . . . .    5,735.76   24,806.34   2,915.35     2,802.70     27,960.49   2,565.93    21,005.28
Annual Effective Rate
 of Return . . . . . . .       14.55%      13.36%     10.53%        6.82%         7.98%     -1.16%        3.97%



---------

(1) Cumulative payments as of December 31, 1996 would be $12,200 for Equity-Income, $11,900 for Overseas, $4,400 for Loomis Sayles Avanti Growth and Westpeak Growth and Income, $3,200 for Loomis Sayles Small Cap, and $2,600 for each of the other Zenith Fund series.

(2) The Morgan Stanley International Magnum Equity Series' subadviser was Draycott Partners, Ltd. until May 1, 1997, when Morgan Stanley Asset Management Inc. became the subadviser.

  As discussed in the prospectus in the third to the last paragraph of the section entitled "Investment Experience Information," the Variable Account may illustrate historical investment performance by showing the percentage change in unit value and the annual effective rate of return of each sub-account of the Variable Account for every calendar year since inception of the corresponding Eligible Funds to the date of the illustration and for the 10, 5 and 1 year periods and the year-to-date period ending with the date of the illustration. Examples of such illustrations follow. Such illustrations do not reflect the impact of any Contingent Deferred Sales Charge or the annual $30 Administration Contract Charge. The method of calculating the percentage change in unit value is described in the prospectus under "Investment Experience Information." The annual effective rate of return in these illustrations is calculated by dividing the unit value at the end of the period by the unit value at the beginning of the period, raising this quantity to the power of 1/n (where n is the number of years in the period), and then subtracting 1.

  Set forth on the following pages are illustrations of the percentage change in unit value information and annual effective rate of return information discussed above that may appear in the Variable Account's Annual and Semi-Annual Reports and in other illustrations of historical investment performance. Such illustrations do not reflect the impact of any Contingent Deferred Sales Charge or the annual $30 Administration Contract Charge.

                      LOOMIS SAYLES SMALL CAP SUB-ACCOUNT
                      ANNUAL PERCENT CHANGE IN UNIT VALUE*



                                                         ACCUMULATION     %
   DATE                                                   UNIT VALUE    CHANGE
   ----                                                  ------------  --------
May 1, 1994  . . . . . . . . . . . . . . . . . . . . .     1.000000
December 31, 1994  . . . . . . . . . . . . . . . . . .     0.959097     -4.1%
December 31, 1995  . . . . . . . . . . . . . . . . . .     1.219226     27.1%
December 31, 1996  . . . . . . . . . . . . . . . . . .     1.571807     28.9%



       PERCENT CHANGE IN UNIT VALUE AND ANNUAL EFFECTIVE RATE OF RETURN*




                                                          % CHANGE    ANNUAL
                                                          IN UNIT    EFFECTIVE
                                                           VALUE       RATE
                                                          --------  -----------
2 years, 8 months ended December 31, 1996 . . . . . . .    57.2%       18.5%
1 year ended December 31, 1996  . . . . . . . . . . . .    28.9%       28.9%




            MORGAN STANLEY INTERNATIONAL MAGNUM EQUITY SUB-ACCOUNT**
                    ANNUAL PERCENT CHANGE IN UNIT VALUE*




                                                         ACCUMULATION     %
   DATE                                                   UNIT VALUE    CHANGE
   ----                                                  ------------  --------
October 31, 1994 . . . . . . . . . . . . . . . . . . .     1.000000
December 31, 1994  . . . . . . . . . . . . . . . . . .     1.023745      2.4%
December 31, 1995  . . . . . . . . . . . . . . . . . .     1.073005      4.8%
December 31, 1996  . . . . . . . . . . . . . . . . . .     1.129151      5.2%



       PERCENT CHANGE IN UNIT VALUE AND ANNUAL EFFECTIVE RATE OF RETURN*




                                                          % CHANGE    ANNUAL
                                                          IN UNIT    EFFECTIVE
                                                           VALUE       RATE
                                                          --------  -----------
2 years, 2 months ended December 31, 1996 . . . . . . .    12.9%       5.8%
1 year ended December 31, 1996  . . . . . . . . . . . .     5.2%       5.2%



---------
* Unit values do not reflect the impact of any Contingent Deferred Sales Charge or the annual $30 Administration Contract Charge.

** The Morgan Stanley International Magnum Equity Series' subadviser was
  Draycott Partners, Ltd. until May 1, 1997, when Morgan Stanley Asset Management Inc. became the subadviser.

                              OVERSEAS SUB-ACCOUNT

                      ANNUAL PERCENT CHANGE IN UNIT VALUE*




                                                         ACCUMULATION     %
   DATE                                                   UNIT VALUE    CHANGE
   ----                                                  ------------  --------
January 28, 1987 . . . . . . . . . . . . . . . . . . .     1.000000
December 31, 1987  . . . . . . . . . . . . . . . . . .     0.934480      -6.6%
December 31, 1988  . . . . . . . . . . . . . . . . . .     0.996890       6.7%
December 31, 1989  . . . . . . . . . . . . . . . . . .     1.242056      24.6%
December 31, 1990  . . . . . . . . . . . . . . . . . .     1.204901      -3.0%
December 31, 1991  . . . . . . . . . . . . . . . . . .     1.283814       6.5%
December 31, 1992  . . . . . . . . . . . . . . . . . .     1.130753     -11.9%
December 31, 1993  . . . . . . . . . . . . . . . . . .     1.532303      35.5%
December 31, 1994  . . . . . . . . . . . . . . . . . .     1.537887       0.4%
December 31, 1995. . . . . . . . . . . . . . . . . . .     1.664159       8.2%
December 31, 1996  . . . . . . . . . . . . . . . . . .     1.858653      11.7%




       PERCENT CHANGE IN UNIT VALUE AND ANNUAL EFFECTIVE RATE OF RETURN*




                                                          % CHANGE    ANNUAL
                                                          IN UNIT    EFFECTIVE
                                                           VALUE       RATE
                                                          --------  -----------
9 years, 11 months ended December 31, 1996  . . . . . .    85.9%        6.4%
5 years ended December 31, 1996 . . . . . . . . . . . .    44.8%        7.7%
1 year ended December 31, 1996  . . . . . . . . . . . .    11.7%       11.7%




                        ALGER EQUITY GROWTH SUB-ACCOUNT

                      ANNUAL PERCENT CHANGE IN UNIT VALUE*




                                                         ACCUMULATION     %
   DATE                                                   UNIT VALUE    CHANGE
   ----                                                  ------------  --------
October 31, 1994 . . . . . . . . . . . . . . . . . . .     1.000000
December 31, 1994  . . . . . . . . . . . . . . . . . .     0.955891     -4.4%
December 31, 1995  . . . . . . . . . . . . . . . . . .     1.402375     46.7%
December 31, 1996  . . . . . . . . . . . . . . . . . .     1.565675     11.6%




       PERCENT CHANGE IN UNIT VALUE AND ANNUAL EFFECTIVE RATE OF RETURN*




                                                          % CHANGE    ANNUAL
                                                          IN UNIT    EFFECTIVE
                                                           VALUE       RATE
                                                          --------  -----------
2 years, 2 months ended December 31, 1996 . . . . . . .    56.6%       23.0%
1 year ended December 31, 1996  . . . . . . . . . . . .    11.6%       11.6%




---------
* Unit values do not reflect the impact of any Contingent Deferred Sales Charge or the annual $30 Administration Contract Charge.

                           CAPITAL GROWTH SUB-ACCOUNT

                      ANNUAL PERCENT CHANGE IN UNIT VALUE*




                                                         ACCUMULATION     %
   DATE                                                   UNIT VALUE    CHANGE
   ----                                                  ------------  --------
August 26, 1983  . . . . . . . . . . . . . . . . . . .     1.000000
December 31, 1983  . . . . . . . . . . . . . . . . . .     1.086144       8.6%
December 31, 1984  . . . . . . . . . . . . . . . . . .     1.065136      -1.9%
December 31, 1985  . . . . . . . . . . . . . . . . . .     1.766488      65.8%
December 31, 1986  . . . . . . . . . . . . . . . . . .     3.402150      92.6%
December 31, 1987  . . . . . . . . . . . . . . . . . .     5.125504      50.7%
December 31, 1988  . . . . . . . . . . . . . . . . . .     4.612285     -10.0%
December 31, 1989  . . . . . . . . . . . . . . . . . .     5.950283      29.0%
December 31, 1990  . . . . . . . . . . . . . . . . . .     5.665855      -4.8%
December 31, 1991  . . . . . . . . . . . . . . . . . .     8.607664      51.9%
December 31, 1992  . . . . . . . . . . . . . . . . . .     7.978068      -7.3%
December 31, 1993  . . . . . . . . . . . . . . . . . .     9.049554      13.4%
December 31, 1994  . . . . . . . . . . . . . . . . . .     8.297578      -8.3%
December 31, 1995  . . . . . . . . . . . . . . . . . .    11.300017      36.2%
December 31, 1996  . . . . . . . . . . . . . . . . . .    13.496435      19.4%



       PERCENT CHANGE IN UNIT VALUE AND ANNUAL EFFECTIVE RATE OF RETURN*




                                                          % CHANGE    ANNUAL
                                                          IN UNIT    EFFECTIVE
                                                           VALUE       RATE
                                                          --------  -----------
13 years, 4 months ended December 31, 1996  . . . . . .   1,249.6%     21.5%
10 years ended December 31, 1996  . . . . . . . . . . .     296.7%     14.8%
5 years ended December 31, 1996 . . . . . . . . . . . .      56.8%      9.4%
1 year ended December 31, 1996  . . . . . . . . . . . .      19.4%     19.4%



                    LOOMIS SAYLES AVANTI GROWTH SUB-ACCOUNT

                      ANNUAL PERCENT CHANGE IN UNIT VALUE*




                                                         ACCUMULATION     %
   DATE                                                   UNIT VALUE    CHANGE
   ----                                                  ------------  --------
April 30, 1993 . . . . . . . . . . . . . . . . . . . .     1.000000
December 31, 1993  . . . . . . . . . . . . . . . . . .     1.137039     13.7%
December 31, 1994  . . . . . . . . . . . . . . . . . .     1.118794     -1.6%
December 31, 1995  . . . . . . . . . . . . . . . . . .     1.438865     28.6%
December 31, 1996  . . . . . . . . . . . . . . . . . .     1.669358     16.0%



       PERCENT CHANGE IN UNIT VALUE AND ANNUAL EFFECTIVE RATE OF RETURN*




                                                          % CHANGE    ANNUAL
                                                          IN UNIT    EFFECTIVE
                                                           VALUE       RATE
                                                          --------  -----------
3 years, 8 months ended December 31, 1996 . . . . . . .    66.9%       15.0%
1 year ended December 31, 1996  . . . . . . . . . . . .    16.0%       16.0%



---------
* Unit values do not reflect the impact of any Contingent Deferred Sales Charge or the annual $30 Administration Contract Charge.

                        DAVIS VENTURE VALUE SUB-ACCOUNT

                      ANNUAL PERCENT CHANGE IN UNIT VALUE*




                                                         ACCUMULATION     %
     DATE                                                 UNIT VALUE    CHANGE
     ----                                                ------------  --------
October 31, 1994 . . . . . . . . . . . . . . . . . . .     1.000000
December 31, 1994  . . . . . . . . . . . . . . . . . .     0.962860     -3.7%
December 31, 1995  . . . . . . . . . . . . . . . . . .     1.323183     37.4%
December 31, 1996  . . . . . . . . . . . . . . . . . .     1.642613     24.1%



       PERCENT CHANGE IN UNIT VALUE AND ANNUAL EFFECTIVE RATE OF RETURN*




                                                          % CHANGE    ANNUAL
                                                          IN UNIT    EFFECTIVE
                                                           VALUE       RATE
                                                          --------  -----------
2 years, 2 months ended December 31, 1996 . . . . . . .    64.3%       25.7%
1 year ended December 31, 1996  . . . . . . . . . . . .    24.1%       24.1%



                     WESTPEAK GROWTH AND INCOME SUB-ACCOUNT

                      ANNUAL PERCENT CHANGE IN UNIT VALUE*




                                                         ACCUMULATION     %
     DATE                                                 UNIT VALUE    CHANGE
     ----                                                ------------  --------
April 30, 1993 . . . . . . . . . . . . . . . . . . . .     1.000000
December 31, 1993  . . . . . . . . . . . . . . . . . .     1.132111     13.2%
December 31, 1994  . . . . . . . . . . . . . . . . . .     1.103489     -2.5%
December 31, 1995  . . . . . . . . . . . . . . . . . .     1.485762     34.6%
December 31, 1996  . . . . . . . . . . . . . . . . . .     1.730922     16.5%



       PERCENT CHANGE IN UNIT VALUE AND ANNUAL EFFECTIVE RATE OF RETURN*




                                                          % CHANGE    ANNUAL
                                                          IN UNIT    EFFECTIVE
                                                           VALUE       RATE
                                                          --------  -----------
3 years, 8 months ended December 31, 1996 . . . . . . .    73.1%       16.1%
1 year ended December 31, 1996  . . . . . . . . . . . .    16.5%       16.5%



                           EQUITY-INCOME SUB-ACCOUNT

                      ANNUAL PERCENT CHANGE IN UNIT VALUE*




                                                         ACCUMULATION     %
     DATE                                                 UNIT VALUE    CHANGE
     ----                                                ------------  --------
October 9, 1986  . . . . . . . . . . . . . . . . . . .     1.000000
December 31, 1986  . . . . . . . . . . . . . . . . . .     0.998929      -0.1%
December 31, 1987  . . . . . . . . . . . . . . . . . .     0.974348      -2.5%
December 31, 1988  . . . . . . . . . . . . . . . . . .     1.179618      21.1%
December 31, 1989  . . . . . . . . . . . . . . . . . .     1.365709      15.8%
December 31, 1990  . . . . . . . . . . . . . . . . . .     1.141297     -16.4%
December 31, 1991  . . . . . . . . . . . . . . . . . .     1.480005      29.7%
December 31, 1992  . . . . . . . . . . . . . . . . . .     1.706687      15.3%
December 31, 1993  . . . . . . . . . . . . . . . . . .     1.991856      16.7%
December 31, 1994  . . . . . . . . . . . . . . . . . .     2.104085       5.6%
December 31, 1995  . . . . . . . . . . . . . . . . . .     2.804492      33.3%
December 31, 1996  . . . . . . . . . . . . . . . . . .     3.161755      12.7%



---------

* Unit values do not reflect the impact of any Contingent Deferred Sales Charge or the annual $30 Administration Contract Charge.

       PERCENT CHANGE IN UNIT VALUE AND ANNUAL EFFECTIVE RATE OF RETURN*




                                                          % CHANGE    ANNUAL
                                                          IN UNIT    EFFECTIVE
                                                           VALUE       RATE
                                                          --------  -----------
10 years, 2 months ended December 31, 1996  . . . . . .    216.2%      11.9%
10 years ended December 31, 1996  . . . . . . . . . . .    216.5%      12.2%
5 years ended December 31, 1996 . . . . . . . . . . . .    113.6%      16.4%
1 year ended December 31, 1996  . . . . . . . . . . . .     12.7%      12.7%




                       LOOMIS SAYLES BALANCED SUB-ACCOUNT

                      ANNUAL PERCENT CHANGE IN UNIT VALUE*




                                                         ACCUMULATION     %
   DATE                                                   UNIT VALUE    CHANGE
   ----                                                  ------------  --------
October 31, 1994 . . . . . . . . . . . . . . . . . . .     1.000000
December 31, 1994  . . . . . . . . . . . . . . . . . .     0.996791     -0.3%
December 31, 1995  . . . . . . . . . . . . . . . . . .     1.227281     23.1%
December 31, 1996  . . . . . . . . . . . . . . . . . .     1.415482     15.3%




       PERCENT CHANGE IN UNIT VALUE AND ANNUAL EFFECTIVE RATE OF RETURN*




                                                          % CHANGE    ANNUAL
                                                          IN UNIT    EFFECTIVE
                                                           VALUE       RATE
                                                          --------  -----------
2 years, 2 months ended December 31, 1996 . . . . . . .    41.5%       17.4%
1 year ended December 31, 1996  . . . . . . . . . . . .    15.3%       15.3%




           SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES SUB-ACCOUNT

                      ANNUAL PERCENT CHANGE IN UNIT VALUE*




                                                         ACCUMULATION     %
   DATE                                                   UNIT VALUE    CHANGE
   ----                                                  ------------  --------
October 31, 1994 . . . . . . . . . . . . . . . . . . .     1.000000
December 31, 1994  . . . . . . . . . . . . . . . . . .     0.983850     -1.6%
December 31, 1995  . . . . . . . . . . . . . . . . . .     1.158823     17.8%
December 31, 1996  . . . . . . . . . . . . . . . . . .     1.307292     12.8%




       PERCENT CHANGE IN UNIT VALUE AND ANNUAL EFFECTIVE RATE OF RETURN*




                                                          % CHANGE    ANNUAL
                                                          IN UNIT    EFFECTIVE
                                                           VALUE       RATE
                                                          --------  -----------
2 years, 2 months ended December 31, 1996 . . . . . . .    30.7%       13.1%
1 year ended December 31, 1996  . . . . . . . . . . . .    12.8%       12.8%



---------

* Unit values do not reflect the impact of any Contingent Deferred Sales Charge or the annual $30 Administration Contract Charge.

                   BACK BAY ADVISORS BOND INCOME SUB-ACCOUNT

                      ANNUAL PERCENT CHANGE IN UNIT VALUE*




                                                         ACCUMULATION     %
     DATE                                                 UNIT VALUE    CHANGE
     ----                                                ------------  --------
August 26, 1983  . . . . . . . . . . . . . . . . . . .     1.000000
December 31, 1983  . . . . . . . . . . . . . . . . . .     1.027196      2.7%
December 31, 1984  . . . . . . . . . . . . . . . . . .     1.141109     11.1%
December 31, 1985  . . . . . . . . . . . . . . . . . .     1.337005     17.2%
December 31, 1986  . . . . . . . . . . . . . . . . . .     1.514752     13.3%
December 31, 1987  . . . . . . . . . . . . . . . . . .     1.528314      0.9%
December 31, 1988  . . . . . . . . . . . . . . . . . .     1.633970      6.9%
December 31, 1989  . . . . . . . . . . . . . . . . . .     1.810362     10.8%
December 31, 1990  . . . . . . . . . . . . . . . . . .     1.930406      6.6%
December 31, 1991  . . . . . . . . . . . . . . . . . .     2.246568     16.4%
December 31, 1992  . . . . . . . . . . . . . . . . . .     2.397657      6.7%
December 31, 1993  . . . . . . . . . . . . . . . . . .     2.663825     11.1%
December 31, 1994  . . . . . . . . . . . . . . . . . .     2.539801     -4.7%
December 31, 1995  . . . . . . . . . . . . . . . . . .     3.037039     19.6%
December 31, 1996  . . . . . . . . . . . . . . . . . .     3.134109      3.2%



       PERCENT CHANGE IN UNIT VALUE AND ANNUAL EFFECTIVE RATE OF RETURN*




                                                          % CHANGE    ANNUAL
                                                          IN UNIT    EFFECTIVE
                                                           VALUE       RATE
                                                          --------  -----------
13 years, 4 months ended December 31, 1996  . . . . . .    213.4%      8.9%
10 years ended December 31, 1996  . . . . . . . . . . .    106.9%      7.5%
5 years ended December 31, 1996 . . . . . . . . . . . .     39.5%      6.9%
1 year ended December 31, 1996  . . . . . . . . . . . .      3.2%      3.2%




                  SALOMON BROTHERS U.S. GOVERNMENT SUB-ACCOUNT

                      ANNUAL PERCENT CHANGE IN UNIT VALUE*




                                                         ACCUMULATION     %
     DATE                                                 UNIT VALUE    CHANGE
     ----                                                ------------  --------
October 31, 1994 . . . . . . . . . . . . . . . . . . .     1.000000
December 31, 1994  . . . . . . . . . . . . . . . . . .     1.003770      0.4%
December 31, 1995  . . . . . . . . . . . . . . . . . .     1.139109     13.5%
December 31, 1996  . . . . . . . . . . . . . . . . . .     1.160957      1.9%



       PERCENT CHANGE IN UNIT VALUE AND ANNUAL EFFECTIVE RATE OF RETURN*




                                                          % CHANGE    ANNUAL
                                                          IN UNIT    EFFECTIVE
                                                           VALUE       RATE
                                                          --------  -----------
2 years, 2 months ended December 31, 1996 . . . . . . .    16.1%       7.1%
1 year ended December 31, 1996  . . . . . . . . . . . .     1.9%       1.9%



---------

* Unit values do not reflect the impact of any Contingent Deferred Sales Charge or the annual $30 Administration Contract Charge.

                   BACK BAY ADVISORS MONEY MARKET SUB-ACCOUNT
                      ANNUAL PERCENT CHANGE IN UNIT VALUE*



                                                         ACCUMULATION     %
  DATE                                                    UNIT VALUE    CHANGE
  ----                                                   ------------  --------
August 26, 1983  . . . . . . . . . . . . . . . . . . .     1.000000
December 31, 1983  . . . . . . . . . . . . . . . . . .     1.027165      2.7%
December 31, 1984  . . . . . . . . . . . . . . . . . .     1.122053      9.2%
December 31, 1985  . . . . . . . . . . . . . . . . . .     1.198477      6.8%
December 31, 1986  . . . . . . . . . . . . . . . . . .     1.262853      5.4%
December 31, 1987  . . . . . . . . . . . . . . . . . .     1.327245      5.1%
December 31, 1988  . . . . . . . . . . . . . . . . . .     1.407892      6.1%
December 31, 1989  . . . . . . . . . . . . . . . . . .     1.517621      7.8%
December 31, 1990  . . . . . . . . . . . . . . . . . .     1.619846      6.7%
December 31, 1991  . . . . . . . . . . . . . . . . . .     1.697425      4.8%
December 31, 1992  . . . . . . . . . . . . . . . . . .     1.738206      2.4%
December 31, 1993  . . . . . . . . . . . . . . . . . .     1.765866      1.6%
December 31, 1994  . . . . . . . . . . . . . . . . . .     1.811432      2.6%
December 31, 1995  . . . . . . . . . . . . . . . . . .     1.889065      4.3%
December 31, 1996  . . . . . . . . . . . . . . . . . .     1.959126      3.7%



       PERCENT CHANGE IN UNIT VALUE AND ANNUAL EFFECTIVE RATE OF RETURN*




                                                          % CHANGE    ANNUAL
                                                          IN UNIT    EFFECTIVE
                                                           VALUE       RATE
                                                          --------  -----------
13 years, 4 months ended December 31, 1996  . . . . . .    95.9%       5.2%
10 years ended December 31, 1996  . . . . . . . . . . .    55.1%       4.5%
5 years ended December 31, 1996 . . . . . . . . . . . .    15.4%       2.9%
1 year ended December 31, 1996  . . . . . . . . . . . .     3.7%       3.7%




---------
* Unit values do not reflect the impact of any Contingent Deferred Sales Charge or the annual $30 Administration Contract Charge.

                             NET INVESTMENT FACTOR

  The net investment factor ("Net Investment Factor") for each sub-account is determined on each day on which the New York Stock Exchange is open for trading as follows:

     (1) The net asset value per share of the Eligible Fund held in the sub-account determined as of the close of regular trading on the New York Stock Exchange on a particular day;

     (2) Plus the per share amount of any dividend or capital gains distribution made by the Eligible Fund since the close of regular trading on the New York Stock Exchange on the preceding trading day;

     (3) Is divided by the net asset value per share of the Eligible Fund as of the close of regular trading on the New York Stock Exchange on the preceding trading day; and

     (4) Finally, the daily charges for the Administration Asset Charge and Mortality and Expense Risk Charge that have accumulated since the close of regular trading on the New York Stock Exchange on the preceding trading day are subtracted. (See "Administration Charges, Contingent Deferred Sales Charge and Other Deductions" in the prospectus.) On an annual basis, the total deduction for such charges equals 1.35% of the daily net asset value of the Variable Account.


                                ANNUITY PAYMENTS

  At annuitization, the Contract Value is applied toward the purchase of monthly variable annuity payments. The amount of these payments will be determined on the basis of (i) annuity purchase rates not lower than the rates set forth in the Life Income Tables contained in the Contract that reflect the age of the Payee at annuitization, (ii) the assumed interest rate selected, (iii) the type of payment option selected, and (iv) the investment performance of the Eligible Fund selected.

  When a variable payment option is selected, the Contract proceeds will be applied at annuity purchase rates, which vary depending on the particular option selected and the age of the Payee, to calculate the basic payment level purchased by the Contract Value. With respect to Contracts issued in New York or Oregon for use in situations not involving an employer-sponsored plan, annuity purchase rates used to calculate the basic payment level will also reflect the sex of the Payee when the payment option involves a life contingency. The impact of the choice of option and the sex and age of the Payee on the level of annuity payments is described in the prospectus under "Amount of Variable Annuity Payments."

  The amount of the basic payment level is determined by applying the applicable annuity purchase rate to the amount applied from each sub-account to provide the annuity. This basic payment level is converted into annuity units, the number of which remains constant. Each monthly annuity payment is in an amount equal to that number of annuity units multiplied by the applicable annuity unit value for that payment (described below). The applicable annuity unit value for each sub-account will change from day to day depending upon the investment performance of the sub-account, which in turn depends upon the investment performance of the Eligible Fund in which the sub-account invests.

  The selection of an assumed interest rate ("Assumed Interest Rate") will affect both the basic payment level and the amount by which subsequent payments increase or decrease. The basic payment level is calculated on the assumption that the Net Investment Factors applicable to the Contract will be equivalent on an annual basis to a net investment return at the Assumed Interest Rate. If this assumption is met following the date any payment is determined, then the amount of the next payment will be exactly equal to the amount of the preceding payment. If the actual Net Investment Factors are equivalent to a net investment return greater than the Assumed Interest Rate, the next payment will be larger than the preceding one; if the actual Net Investment Factors are equivalent to a net investment return smaller than the Assumed Interest Rate, then the next payment will be smaller than the preceding payment. The definition of the Assumed Interest Rate, and the effect of the level of the Assumed Interest Rate on the amount of monthly payments is explained in the prospectus under "Amount of Variable Annuity Payments."

  The number of annuity units credited under a variable payment option is determined as follows:

  (1) The proceeds under a deferred Contract, or the net purchase payment under an immediate Contract (at such time as immediate Contracts may be made available), are applied at the Company's annuity purchase rates for the selected Assumed Interest Rate to determine the basic payment level. (The amount of Contract Value or Death Proceeds applied will be reduced by any applicable Contingent Deferred Sales Charge, Administration Contract Charge and the amount of any outstanding loan plus accrued interest.)

  (2) The number of annuity units is determined by dividing the amount of the basic payment level by the applicable annuity unit value(s) next determined following the date of application of proceeds (in the case of a deferred Contract) or net purchase payment (in the case of an immediate Contract.)

  The dollar amount of the initial payment will be at the basic payment level (if the initial payment is due more than 14 days after the proceeds are applied, the Company will add interest to that initial payment.) The dollar amount of each subsequent payment is determined by multiplying the number of annuity units by the applicable annuity unit value which is determined at least 14 days before the payment is due.

  The value of an annuity unit for each sub-account depends on the Assumed Interest Rate and on the Net Investment Factors applicable at the time of valuation. The initial annuity unit values were set at $1.00 effective on or about the date on which shares of the corresponding Eligible Funds were first publicly available. The Net Investment Factor and, therefore, changes in the value of an annuity unit under a variable payment option, reflect the deduction of the Mortality and Expense Risk Charge and Administration Asset Charge. (See "Net Investment Factor" above.)

  The annuity unit value for each sub-account is equal to the corresponding annuity unit value for the sub-account previously determined multiplied by the applicable Net Investment Factor for that sub-account for the New York Stock Exchange trading day then ended, and further multiplied by the assumed interest factor ("Assumed Interest Factor") for each day of the valuation period. The Assumed Interest Factor represents the daily equivalent of the Contract's annual Assumed Interest Rate. In the calculation of annuity unit values, the Assumed Interest Factor has the effect of reducing the Net Investment Factor by an amount equal to the daily equivalent of the Contract's Assumed Interest Rate.
The result of this adjustment is that if the Net Investment Factor for a valuation period is greater (when expressed as an annual net investment return) than the Assumed Interest Rate, the annuity unit value will increase. If the Net Investment Factor for the period is less (when expressed as an annual net investment return) than the Assumed Interest Rate, the annuity unit value will decrease. At an Assumed Interest Rate of 3.5%, the Assumed Interest Factor is
 .9999058. Assumed Interest Factors for other Assumed Interest Rates are computed on a consistent basis.

  An illustration of annuity income payments under various hypothetical and historical rates appear below. The monthly equivalents of the hypothetical annual net returns of 0%, 5.73%, 6%, 8% and 10% shown in the tables at pages II-23 and II-24 are 0%, 0.47%, 0.49%, 0.64% and 0.80%.

              HYPOTHETICAL ILLUSTRATIONS OF ANNUITY INCOME PAYOUTS

  The following tables have been prepared to show how variable annuity income payments under the Contract change with investment performance over an extended period of time. The tables illustrate how monthly annuity income payments would vary over time if the return on assets in the selected portfolios were a uniform gross annual rate of 0%, 5.73%, 6%, 8% or 10%. The values would be different from those shown if the returns averaged 0%, 5.73%, 6%, 8% or 10%, but fluctuated over and under those averages throughout the years.

  The tables reflect the daily charge to the sub-accounts for assuming mortality and expense risks, which is equivalent to an annual charge of .95% and the daily administrative charge which is equivalent to an annual charge of 0.40%. The amounts shown in the tables also take into account the Eligible Funds' management fees and operating expenses which are assumed to be at an annual rate of .78% of the average daily net assets of the Eligible Funds. Actual fees and expenses of the Eligible Funds associated with your Contract may be more or less than .78%, will vary from year to year, and will depend on how you allocate your Contract Value. See the section in your current prospectus entitled "Expense Table" for more complete details. The monthly annuity income payments illustrated are on a pre-tax basis. The federal income tax treatment of annuity income considerations is generally described in the section of your current prospectus entitled "Federal Income Tax Status."

  The tables show both the gross rate and the net rate. The difference between gross and net rates represents the 1.35% for mortality and expense risk and administrative charges and the assumed .78% for investment management and operating expenses. Since these charges are deducted daily from assets, the difference between the gross and net rate is not exactly 2.14%.

  Two tables follow. The first table assumes that 100% of the Contract Value is allocated to a variable annuity income option, the second assumes that 50% of the Contract Value is placed under a fixed annuity income option, using the fixed crediting rate the Company offered on the fixed annuity income option at the date of the illustration. Both illustrations assume that the final value of the accumulation account is $100,000 and is applied at age 65 to purchase a life annuity for a guaranteed period of 10 years certain and life thereafter.

  When part of the Contract Value has been allocated to the fixed annuity income option, the guaranteed minimum annuity income payment resulting from this allocation is also shown. The illustrated variable annuity income payments are determined through the use of standard mortality tables and an assumed interest rate of 3.5% per year. Thus, actual performance greater than 3.5% per year will result in increasing annuity income payments and actual performance less than 3.5% per year will result in decreasing annuity income payments. The Company offers alternative Assumed Interest Rates from which you may select. Fixed annuity income payments remain constant. Initial monthly annuity income payments under a fixed annuity income payout are generally higher than initial payments under a variable income payout option.

  These tables show the monthly income payments for several hypothetical constant assumed interest rates. Of course, actual investment performance will not be constant and may be volatile. Actual monthly income amounts would differ from those shown if the actual rate of return averaged the rate shown over a period of years, but also fluctuated above or below those averages for individual contract years. Upon request, and when you are considering an annuity income option, the Company will furnish a comparable illustration based on your individual circumstances.

                          ANNUITY PAY-OUT ILLUSTRATION
                             (100% VARIABLE PAYOUT)




ANNUITANT:                  John Doe  GROSS AMOUNT OF CONTRACT
                                      VALUE:                           $100,000
SEX:                        Unisex    DATE OF ILLUSTRATION:              1/1/97
ANNUITY OPTION SELECTED:    Life Income with 10 Years Certain*
FREQUENCY OF INCOME
 PAYMENTS:                  Monthly



FIXED MONTHLY ANNUITY INCOME PAYMENT FOR AGE 65 BASED ON CURRENT RATES, IF 100% FIXED ANNUITY OPTION SELECTED: $661.00

ILLUSTRATIVE AMOUNTS BELOW ASSUME THAT 100% OF THE CONTRACT VALUE IS ALLOCATED TO VARIABLE PAYOUT.

ASSUMED INTEREST RATE AT WHICH MONTHLY VARIABLE PAYMENTS REMAIN CONSTANT: 3.50%

VARIABLE MONTHLY ANNUITY INCOME PAYMENT ON THE DATE OF THE ILLUSTRATION: $581.00

MONTHLY INCOME PAYMENTS WILL VARY WITH INVESTMENT PERFORMANCE. NO MINIMUM DOLLAR AMOUNT IS GUARANTEED.




                                  AMOUNT OF FIRST MONTHLY PAYMENT IN YEAR SHOWN
                                        WITH AN ASSUMED RATE OF RETURN OF:
                                ------------------------------------------------
                         GROSS     0%      5.73%       6%        8%         10%
PAYMENT  CALENDAR        -----  --------  --------  --------  --------  ------------
 YEAR      YEAR    AGE   NET**   -2.11%    3.50%     3.77%     5.73%       7.69%
-------  --------  ----  -----  --------  --------  --------  --------  ------------
   1       1997     65           581.00    581.00    581.00    581.00       581.00
   2       1998     66           549.54    581.00    582.51    593.50       604.49
   3       1999     67           519.78    581.00    584.02    606.27       628.94
   4       2000     68           491.63    581.00    585.54    619.32       654.37
   5       2001     69           465.00    581.00    587.06    632.64       680.83
  10       2006     74           352.01    581.00    594.73    703.70       830.06
  15       2011     79           266.47    581.00    602.50    782.73     1,012.01
  20       2016     84           201.72    581.00    610.37    870.64     1,233.84



IT IS EMPHASIZED THAT THE ASSUMED RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE PERFORMANCE. ACTUAL PERFORMANCE RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY THE CONTRACT OWNER AND THE VARIOUS RATES OF RETURN OF THE PORTFOLIOS SELECTED. THE AMOUNT OF THE INCOME PAYMENT WOULD BE DIFFERENT FROM THAT SHOWN IF THE ACTUAL PERFORMANCE AVERAGED THE ASSUMED RATES OF RETURN SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL CONTRACT YEARS. SINCE IT IS HIGHLY LIKELY THAT PERFORMANCE WILL FLUCTUATE FROM MONTH TO MONTH, MONTHLY INCOME (BASED ON THE VARIABLE ACCOUNT) WILL ALSO FLUCTUATE. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE FUNDS THAT THIS HYPOTHETICAL PERFORMANCE CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

---------

* Income payments are made during the Annuitant's lifetime. If the Annuitant dies before payments have been made for the 10 Year Certain Period, payments will be continued for the balance of the Certain Period. The cumulative amount of income payments received under the annuity depends on how long the Annuitant lives after the Certain Period. An annuity pools the mortality experience of Annuitants. Annuitants who die earlier, in effect, subsidize the payments for those who live longer.

** The illustrated Net Assumed Rates of Return reflect the deduction of average fund expenses and the 1.35% Mortality and Expense Risk and Administration Asset Charges from the Gross Rates of Return.

                          ANNUITY PAY-OUT ILLUSTRATION
                        (50% VARIABLE--50% FIXED PAYOUT)




ANNUITANT:                  John Doe   GROSS AMOUNT OF CONTRACT
                                        VALUE:                         $100,000
SEX:                        Unisex     DATE OF ILLUSTRATION:             1/1/97
ANNUITY OPTION SELECTED:    Life Income with 10 Years Certain*
FREQUENCY OF INCOME
 PAYMENTS:                  Monthly



FIXED MONTHLY ANNUITY INCOME PAYMENT FOR AGE 65 BASED ON CURRENT RATES, IF 100% FIXED ANNUITY OPTION SELECTED: $661.00

ILLUSTRATIVE AMOUNTS BELOW ASSUME THAT 50% OF THE CONTRACT VALUE IS ALLOCATED TO VARIABLE PAYOUT AND 50% TO FIXED PAYOUT

ASSUMED INTEREST RATE AT WHICH MONTHLY VARIABLE PAYMENTS REMAIN CONSTANT: 3.50%

MONTHLY INCOME PAYMENTS WILL VARY WITH INVESTMENT PERFORMANCE, BUT WILL NEVER BE LESS THAN: $330.50. THE MONTHLY GUARANTEED PAYMENT OF $330.50 IS BEING PROVIDED BY THE $50,000 APPLIED UNDER THE FIXED ANNUITY OPTION.




                                 AMOUNT OF FIRST MONTHLY PAYMENT IN YEAR SHOWN
                                       WITH AN ASSUMED RATE OF RETURN OF:
                                ----------------------------------------------
                         GROSS     0%      5.73%       6%        8%        10%
PAYMENT  CALENDAR        -----  --------  --------  --------  --------  ----------
 YEAR      YEAR    AGE   NET**   -2.11%    3.50%     3.77%     5.73%      7.69%
-------  --------  ----  -----  --------  --------  --------  --------  ----------
   1       1997     65           621.00    621.00    621.00    621.00     621.00
   2       1998     66           605.27    621.00    621.75    627.25     632.75
   3       1999     67           590.39    621.00    622.51    633.64     644.97
   4       2000     68           576.31    621.00    623.27    640.16     657.68
   5       2001     69           563.00    621.00    624.03    646.82     670.91
  10       2006     74           506.50    621.00    627.87    682.35     745.53
  15       2011     79           463.74    621.00    631.75    721.87     836.50
  20       2016     84           431.36    621.00    635.68    765.82     947.42



IT IS EMPHASIZED THAT THE ASSUMED RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE PERFORMANCE. ACTUAL PERFORMANCE RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY THE CONTRACT OWNER AND THE VARIOUS RATES OF RETURN OF THE PORTFOLIOS SELECTED. THE AMOUNT OF THE INCOME PAYMENT WOULD BE DIFFERENT FROM THAT SHOWN IF THE ACTUAL PERFORMANCE AVERAGED THE ASSUMED RATES OF RETURN SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL CONTRACT YEARS. SINCE IT IS HIGHLY LIKELY THAT PERFORMANCE WILL FLUCTUATE FROM MONTH TO MONTH, MONTHLY INCOME (BASED ON THE VARIABLE ACCOUNT) WILL ALSO FLUCTUATE. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE FUNDS THAT THIS HYPOTHETICAL PERFORMANCE CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

---------
* Income payments are made during the Annuitant's lifetime. If the Annuitant dies before payments have been made for the 10 Year Certain Period, payments will be continued for the balance of the Certain Period. The cumulative amount of income payments received under the annuity depends on how long the Annuitant lives after the Certain Period. An annuity pools the mortality experience of Annuitants. Annuitants who die earlier, in effect, subsidize the payments for those who live longer.

** The illustrated Net Assumed Rates of Return apply only to the variable portion of the monthly payment and reflect the deduction of average fund expenses and the 1.35% Mortality and Expense Risk and Administration Asset Charges from the Gross Rate of Return.

               HISTORICAL ILLUSTRATIONS OF ANNUITY INCOME PAYOUTS

  The following tables have been prepared to show how variable annuity income payments under the Contract change with investment performance over an extended period of time. In comparison with hypothetical illustrations based on a uniform annual rate of return, the table uses historical annual returns to illustrate that monthly annuity income payments vary over time based on fluctuations in annual returns.

  The tables reflect the daily charge to the sub-accounts for assuming mortality and expense risks, which is equivalent to an annual charge of .95% and the daily administrative charge which is equivalent to an annual charge of .40%. The amounts shown in the tables also take into account the actual Eligible Funds' management fees and operating expenses. Actual fees and expenses of the Eligible Funds associated with your Contract may be more or less than the historical fees, will vary from year to year, and will depend on how you allocate your Contract Value. See the section in your current prospectus entitled "Expense Table" for more complete details. The monthly annuity income payments illustrated are on a pre-tax basis. The federal income tax treatment of annuity income considerations is generally described in the section of your current prospectus entitled "Federal Income Tax Status."

  The following tables assume that 100% of the Contract Value is allocated to a variable annuity income option, that the final value of the accumulation account is $100,000 and is applied at age 65 to purchase a life annuity for a guaranteed period of 10 years certain and life thereafter. The table assumes that the Annuitant was age 65 in 1983, the year of inception for the Capital Growth, Back Bay Advisors Bond Income and Back Bay Advisors Money Market Series, and that the Annuitant's age had increased by the time the other Eligible Funds became available. The historical variable annuity income payments are based on an assumed interest rate of 3.5% per year. Thus, actual performance greater than 3.5% per year resulted in an increased annuity income payment and actual performance less than 3.5% per year resulted in a decreased annuity income payment. The Company offers alternative Assumed Interest Rates (AIR) from which you may select: 0% and 5%. An AIR of 0% will result in a lower initial payment than a 3.5% or 5% AIR. Similarly, an AIR of 5% will result in a higher initial premium than a 0% or 3.5% AIR.

  The table illustrates the amount of the first monthly payment for each year shown. During each year, the monthly payments would vary to reflect fluctuations in the actual rate of return on the Eligible Funds. Upon request, and when you are considering an annuity income option, the Company will furnish a comparable illustration based on your individual circumstances.

                    ANNUITY PAY-OUT HISTORICAL ILLUSTRATION
                             (100% VARIABLE PAYOUT)



ANNUITANT:                  John Doe   GROSS AMOUNT OF CONTRACT
                                        VALUE:                         $100,000
SEX:                        Unisex     DATE OF ILLUSTRATION:             1/1/97
ANNUITY OPTION SELECTED:    Life Income with 10 Years Certain*
FREQUENCY OF INCOME
 PAYMENTS:                  Monthly



FIXED MONTHLY ANNUITY INCOME PAYMENT BASED ON CURRENT RATES, IF 100% FIXED ANNUITY OPTION SELECTED: FOR AGE 65: $661; FOR AGE 68: $699; FOR AGE 69: $713; AND FOR AGE 75: $806.

ILLUSTRATIVE AMOUNTS BELOW ASSUME THAT 100% OF THE CONTRACT VALUE IS ALLOCATED TO VARIABLE PAYOUT.

ASSUMED INTEREST RATE AT WHICH MONTHLY VARIABLE PAYMENTS REMAIN CONSTANT: 3.50%

MONTHLY INCOME PAYMENTS WILL VARY WITH INVESTMENT PERFORMANCE. NO MINIMUM DOLLAR AMOUNT IS GUARANTEED.

               AMOUNT OF FIRST MONTHLY PAYMENT IN YEAR SHOWN WITH
                    100% OF THE CONTRACT VALUE INVESTED IN:



                                      MORGAN
                                      STANLEY                                      LOOMIS                WESTPEAK
                         LOOMIS    INTERNATIONAL              ALGER                SAYLES      DAVIS      GROWTH
PAYMENT  CALENDAR        SAYLES       MAGNUM      FIDELITY   EQUITY     CAPITAL    AVANTI     VENTURE       AND
 YEAR      YEAR    AGE  SMALL CAP     EQUITY      OVERSEAS   GROWTH     GROWTH     GROWTH      VALUE      INCOME
-------  --------  ---  ---------  -------------  --------  ---------  ---------  ---------  ---------  -----------
 1         1983    65                                                  $  581.00
 2         1984    66                                                     601.36
 3         1985    67                                                     569.73
 4         1986    68                                                     912.93
 5         1987    69                             $642.00               1,698.78
 6         1988    70                              581.39               2,472.75
 7         1989    71                              599.19               2,149.71
 8         1990    72                              721.30               2,679.54
 9         1991    73                              676.06               2,465.18
10         1992    74                              695.98               3,618.49
11         1993    75                              592.22               3,240.10  $  747.00              $  747.00
12         1994    76   $  765.00     $765.00      775.38   $  765.00   3,550.97     829.98  $  765.00      826.38
13         1995    77      733.73      778.70      751.89      737.42   3,145.80     789.05     732.39      778.25
14         1996    78      901.19      788.57      786.11    1,045.27   4,139.22     980.46     972.43    1,012.42
15         1997    79    1,122.40      801.70      848.22    1,127.42   4,776.14   1,098.95   1,166.26    1,139.48



INVESTMENT PERFORMANCE RESULTS CONTAINED IN THIS REPORT REPRESENT PAST PERFORMANCE AND ARE NOT INDICATIVE OF FUTURE RETURNS. THE PERFORMANCE RESULTS OF A CONTRACT MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY THE CONTRACT OWNER AND THE VARIOUS RATES OF RETURN OF THE PORTFOLIOS SELECTED. SINCE IT IS HIGHLY LIKELY THAT PERFORMANCE WILL FLUCTUATE FROM MONTH TO MONTH, MONTHLY INCOME (BASED ON THE VARIABLE ACCOUNT) WILL ALSO FLUCTUATE. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE FUNDS THAT THESE HISTORICAL RETURNS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

THE PAYMENTS IN THIS ILLUSTRATION ARE NET OF ALL CHARGES: MORTALITY AND EXPENSE RISK CHARGE AND ADMINISTRATION ASSET CHARGE (1.35%), MANAGEMENT FEES AND OTHER EXPENSES (These may vary from year to year. The following expenses are for the year ended December 31, 1996 after giving effect to expense caps or deferrals in effect for 1997: 1.00% Loomis Sayles Small Cap, 1.30% Morgan Stanley International Magnum Equity, 0.90% Alger Equity Growth, 0.85% Loomis Sayles Avanti Growth, 0.90% Davis Venture Value, 0.85% Westpeak Growth and Income, 0.40% Westpeak Stock Index, 0.85% Loomis Sayles Balanced, 0.62% Back Bay Managed, 0.85% Salomon Strategic Bond Opportunities, 0.52% Back Bay Bond Income, 0.70% Salomon US Government and 0.50% Back Bay Money Market Series. The following expenses are for the year ended December 31, 1996 and are unaffected by expense caps or deferrals: 0.93% Fidelity Overseas, 0.69% Capital Growth, 0.58% Fidelity Equity-Income.)

---------
* Income payments are made during the Annuitant's lifetime. If the Annuitant dies before payments have been made for the 10 Year Certain Period, payments will be continued for the balance of the Certain Period. The cumulative amount of income payments received under the annuity depends on how long the Annuitant lives after the Certain Period. An annuity pools the mortality experience of Annuitants. Annuitants who die earlier, in effect, subsidize the payments for those who live longer.

                    ANNUITY PAY-OUT HISTORICAL ILLUSTRATION
                             (100% VARIABLE PAYOUT)


ANNUITANT:                  John Doe   GROSS AMOUNT OF CONTRACT
                                        VALUE:                         $100,000

SEX:                        Unisex     DATE OF ILLUSTRATION:             1/1/97

ANNUITY OPTION SELECTED:    Life Income with 10 Years Certain*
FREQUENCY OF INCOME
 PAYMENTS:                  Monthly



FIXED MONTHLY ANNUITY INCOME PAYMENT BASED ON CURRENT RATES, IF 100% FIXED ANNUITY OPTION SELECTED: FOR AGE 65: $661; FOR AGE 68: $699; FOR AGE 69: $713; FOR AGE 76: $823.

ILLUSTRATIVE AMOUNTS BELOW ASSUME THAT 100% OF THE CONTRACT VALUE IS ALLOCATED TO VARIABLE PAYOUT.

ASSUMED INTEREST RATE AT WHICH MONTHLY VARIABLE PAYMENTS REMAIN CONSTANT: 3.50%

MONTHLY INCOME PAYMENTS WILL VARY WITH INVESTMENT PERFORMANCE. NO MINIMUM DOLLAR AMOUNT IS GUARANTEED.

               AMOUNT OF FIRST MONTHLY PAYMENT IN YEAR SHOWN WITH
                    100% OF THE CONTRACT VALUE INVESTED IN:



                                                                       SALOMON
                        FIDELITY   WESTPEAK    LOOMIS                 STRATEGIC    BACK BAY    SALOMON     BACK BAY
PAYMENT  CALENDAR        EQUITY-     STOCK     SAYLES    BACK BAY       BOND         BOND        U.S.       MONEY
 YEAR      YEAR    AGE   INCOME      INDEX    BALANCED    MANAGED   OPPORTUNITIES   INCOME    GOVERNMENT    MARKET
-------  --------  ---  ---------  ---------  ---------  ---------  -------------  ---------  ----------  ----------
   1       1983    65                                                              $  581.00               $581.00
   2       1984    66                                                                 593.85                589.21
   3       1985    67                                                                 637.34                621.82
   4       1986    68   $  626.00                                                     721.50                641.71
   5       1987    69      615.48  $  642.00             $  642.00                    789.77                653.31
   6       1988    70      580.03     545.85                617.60                    769.90                663.40
   7       1989    71      678.42     605.30                644.48                    795.21                679.85
   8       1990    72      758.88     750.98                731.61                    851.26                708.06
   9       1991    73      612.74     686.15                719.75                    877.02                730.20
  10       1992    74      767.71     853.12                824.49                    986.14                739.29
  11       1993    75      855.28     872.44                838.49                  1,016.77                731.38
  12       1994    76      964.44     912.49  $  765.00     884.40     $765.00      1,091.45   $765.00      717.90
  13       1995    77      984.32     879.55     758.20     833.68      748.36      1,005.44    763.51      711.52
  14       1996    78    1,267.62   1,147.99     901.95   1,043.17      851.64      1,161.63    837.15      716.92
  15       1997    79    1,380.64   1,339.89   1,004.99   1,143.60      928.18      1,158.11    824.28      718.30



INVESTMENT PERFORMANCE RESULTS CONTAINED IN THIS REPORT REPRESENT PAST PERFORMANCE AND ARE NOT INDICATIVE OF FUTURE RETURNS. THE PERFORMANCE RESULTS OF A CONTRACT MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY THE CONTRACT OWNER AND THE VARIOUS RATES OF RETURN OF THE PORTFOLIOS SELECTED. SINCE IT IS HIGHLY LIKELY THAT PERFORMANCE WILL FLUCTUATE FROM MONTH TO MONTH, MONTHLY INCOME (BASED ON THE VARIABLE ACCOUNT) WILL ALSO FLUCTUATE. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE FUNDS THAT THESE HISTORICAL RETURNS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

THE PAYMENTS IN THIS ILLUSTRATION ARE NET OF ALL CHARGES: MORTALITY AND EXPENSE RISK CHARGE AND ADMINISTRATION ASSET CHARGE (1.35%), MANAGEMENT FEES AND OTHER EXPENSES (These may vary from year to year. The following expenses are for the year ended December 31, 1996 after giving effect to expense caps or deferrals in effect for 1997: 1.00% Loomis Sayles Small Cap, 1.30% Morgan Stanley International Magnum Equity, 0.90% Alger Equity Growth, 0.85% Loomis Sayles Avanti Growth, 0.90% Davis Venture Value, 0.85% Westpeak Growth and Income, 0.40% Westpeak Stock Index, 0.85% Loomis Sayles Balanced, 0.62% Back Bay Managed, 0.85% Salomon Strategic Bond Opportunities, 0.52% Back Bay Bond Income, 0.70% Salomon US Government and 0.50% Back Bay Money Market Series. The following expenses are for the year ended December 31, 1996 and are unaffected by expense caps or deferrals: 0.93% Fidelity Overseas, 0.69% Capital Growth, 0.58% Fidelity Equity-Income.)

---------
* Income payments are made during the Annuitant's lifetime. If the Annuitant dies before payments have been made for the 10 Year Certain Period, payments will be continued for the balance of the Certain Period. The cumulative amount of income payments received under the annuity depends on how long the Annuitant lives after the Certain Period. An annuity pools the mortality experience of Annuitants. Annuitants who die earlier, in effect, subsidize the payments for those who live longer.

                                    EXPERTS


  The financial statements of The New England Variable Account of Metropolitan Life Insurance Company ("MetLife") as of and for the year ended December 31, 1996, and the consolidated financial statements of Metropolitan Life Insurance Company as of December 31, 1996 and 1995, and for the three years in the period ended December 31, 1996, included in this Statement of Additional Information, have been audited by Deloitte & Touche LLP, independent auditors, as stated in their reports appearing herein (whose reports express unqualified opinions and, with respect to MetLife, includes an explanatory paragraph referring to the changes in the basis of accounting), and have been so included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

  The statements of operations and changes in net assets of The New England Variable Account for the period ended December 31, 1995 have been incorporated herein in reliance on the report of Coopers & Lybrand L.L.P., independent accountants, given on the authority of that firm as experts in accounting and auditing.


                                 LEGAL MATTERS

  Legal matters in connection with the Contracts described in this registration statement have been passed on by Christopher P. Nicholas, Associate General Counsel of the Company. Sutherland, Asbill & Brennan L.L.P., Washington, D.C., have acted as special counsel on certain matters relating to the Federal securities laws.

                                   APPENDIX A



ABC and affiliates       Fortune                     Public Broadcasting
Atlanta Constitution     Fox Newtwork and             Service
Atlanta Journal           affiliates                 Quinn, Jane Bryant
Austin American          Fund Action                  (syndicated column)
 Statesman               Hartford Courant            Registered Representative
Baltimore Sun            Houston Chronicle           Research Magazine
Barron's                 INC                         Resource
Bond Buyer               Indianapolis Star           Reuters
Boston Business Journal  Institutional Investor      Rukeyser's Business
Boston Globe             Investment Dealers Digest    (syndicated column)
Boston Herald            Investment Vision           Sacramento Bee
Broker World             Investor's Daily            San Francisco Chronicle
Business Radio Network   Journal of Commerce         San Francisco Examiner
Business Week            Kansas City Star            San Jose Mercury
CBS and affiliates       LA Times                    Seattle Post-Intelligencer
CFO                      Leckey, Andrew (syndicated  Seattle Times
Changing Times            column)                    Smart Money
Chicago Sun Times        Life Association News       St. Louis Post Dispatch
Chicago Tribune          Miami Herald                St. Petersburg Times
Christian Science        Milwaukee Sentinel          Standard & Poor's Outlook
 Monitor                 Money                       Standard & Poor's Stock
Christian Science        Money Maker                  Guide
 Monitor News Service    Money Management Letter     Stanger's Investment
Cincinnati Enquirer      Morningstar                  Advisor
Cincinnati Post          National Public Radio       Stockbroker's Register
CNBC                     National Underwriter        Strategic Insight
CNN                      NBC and affiliates          Tampa Tribune
Columbus Dispatch        New England Business        Time
Dallas Morning News      New England Cable News      Tobias, Andrew (syndicated
Dallas Times-Herald      New Orleans Times-Picayune   column)
Denver Post              New York Daily News         UPI
Des Moines Register      New York Times              US News and World Report
Detroit Free Press       Newark Star Ledger          USA Today
Donoghues Money Fund     Newsday                     Value Line
 Report                  Newsweek                    Wall St. Journal
Dorfman, Dan             Nightly Business Report     Wall Street Letter
 (syndicated column)     Orange County Register      Wall Street Week
Dow Jones News Service   Orlando Sentinel            Washington Post
Economist                Pension World               WBZ
FACS of the Week         Pensions and Investments    WBZ-TV
Financial News Network   Personal Investor           WCVB-TV
Financial Planning       Philadelphia Inquirer       WEEI
Financial Services Week  Porter, Sylvia (syndicated  WHDH
Financial World           column)                    Worcester Telegram
Forbes                   Portland Oregonian          Worth Magazine
Fort Worth                                           WRKO
 Star-Telegram

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Contract Owners of The New England Variable Account of Metropolitan Life
 Insurance Company:

We have audited the accompanying statement of assets and liabilities of The New England Variable Account (comprised of Capital Growth Sub-Account, Bond Income Sub-Account, Money Market Sub-Account, Stock Index Sub-Account, Managed Sub-Account, Avanti Growth Sub-Account, Growth and Income Sub-Account (formerly Value Growth Sub-Account), Small Cap Sub-Account, U.S. Government Sub-Account, Balanced Sub-Account, Equity Growth Sub-Account, International Equity Sub-Account, Venture Value Sub-Account, Strategic Bond Opportunities Sub-Account, Equity-Income Sub-Account and Overseas Sub-Account) of Metropolitan Life Insurance Company (See Note 1) as of December 31, 1996, and the related statements of operations and changes in net assets for the year ended December 31, 1996. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. The financial statements of The New England Variable Account of Metropolitan Life Insurance Company for the year ended December 31, 1995 were audited by other auditors whose report dated February 10, 1996, expressed an unqualified opinion on those statements.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the respective aforementioned sub-accounts comprising The New England Variable Account of Metropolitan Life Insurance Company as of December 31, 1996, and the results of their operations and changes in their net assets for the year ended December 31, 1996, in conformity with generally accepted accounting principles.



DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 18, 1997

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Policy Owners and Board of Directors of The New England Variable Account of New England Mutual Life Insurance Company:

We have audited the statements of operations and changes in net assets of The New England Variable Account, comprised of Capital Growth Sub-Account, Bond Income Sub-Account, Money Market Sub-Account, Stock Index Sub-Account, Managed Sub-Account, Avanti Growth Sub-Account, Value Growth Sub-Account, Small Cap Sub-Account, U.S. Government Sub-Account, Balanced Sub-Account, Equity Growth Sub-Account, International Equity Sub-Account, Venture Value Sub-Account, Strategic Bond Opportunities Sub-Account, Equity-Income Sub-Account and Overseas Sub-Account for the year ended December 31, 1995, and also comprised of Strategic Equity Opportunities Sub-Account for the period January 1, 1995 through June 8, 1995 (liquidation date), of New England Mutual Life Insurance Company. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statements of operations and changes in net assets are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statements of operations and changes in net assets. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statements of operations and changes in net assets. We believe that our audits of the statements of operations and changes in net assets provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the results of operations and changes in net assets of the respective aforementioned sub-accounts comprising The New England Variable Account of New England Life Insurance Company for each of the aforementioned periods ending December 31, 1995, or as indicated, in conformity with generally accepted accounting principles.



                                 COOPERS & LYBRAND L.L.P.

Boston, Massachusetts
February 10, 1996

                        THE NEW ENGLAND VARIABLE ACCOUNT
                                       OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                      STATEMENT OF ASSETS AND LIABILITIES
                             DECEMBER 31, 1996



                                     SHARES          COST        MARKET VALUE
                                  -------------  ------------  ----------------
ASSETS
INVESTMENTS IN SUB-ACCOUNTS, AT
 VALUE (NOTE 2)

NEW ENGLAND ZENITH FUND:
 Capital Growth Series  . . . .   1,308,737,821  $459,410,193   $  558,922,661
 Back Bay Advisors Bond Income
  Series. . . . . . . . . . . .   1,222,047,064   130,776,087      129,084,831
 Back Bay Advisors Money Market
  Series. . . . . . . . . . . .     652,934,880    65,293,488       65,293,488
 Westpeak Stock Index Series  .     378,899,611    32,421,826       45,323,972
 Back Bay Advisors Managed
  Series. . . . . . . . . . . .     761,396,159   106,725,346      129,711,450
 Loomis Sayles Avanti Growth
  Series. . . . . . . . . . . .     257,675,199    34,546,301       40,692,067
 Westpeak Growth and Income
  Series. . . . . . . . . . . .     298,130,262    38,663,873       45,247,230
 Loomis Sayles Small Cap
  Series  . . . . . . . . . . .     286,986,769    36,524,013       41,406,451
 Salomon Brothers U.S.
  Government Series . . . . . .     621,419,963     6,761,657        6,729,978
 Loomis Sayles Balanced
  Series  . . . . . . . . . . .   2,103,243,650    25,316,334       28,498,951
 Alger Equity Growth Series . .   4,027,369,181    55,284,822       62,746,412
 Draycott International Equity
  Series. . . . . . . . . . . .   1,634,801,272    17,451,182       18,456,906
 Davis Venture Value Series . .   3,577,489,006    47,062,920       57,561,798
 Salomon Brothers Strategic Bond
  Opportunities Series  . . . .   1,693,736,438    19,252,558       19,681,217

VARIABLE INSURANCE PRODUCTS
 FUND:
 Equity-Income Portfolio  . . .   6,628,600,407   112,772,126      139,399,467
 Overseas Portfolio . . . . . .   4,429,479,117    73,216,510       83,451,387

Total investments in sub-accounts, at value  . . . . . . . .     1,472,208,266
Dividends receivable . . . . . . . . . . . . . . . . . . . .           249,928
                                                                --------------
    Total assets . . . . . . . . . . . . . . . . . . . . . .     1,472,458,194
LIABILITIES
Due to Metropolitan Life Insurance Company . . . . . . . . .         1,795,891
                                                                --------------
    Total liabilities  . . . . . . . . . . . . . . . . . . .    $    1,795,891
                                                                --------------
NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . .    $1,470,662,303
                                                                ==============
CONTRACT OWNER'S EQUITY
Owners of annuity contracts  . . . . . . . . . . . . . . . .    $1,466,520,296
Annuity reserves . . . . . . . . . . . . . . . . . . . . . .         4,142,007
                                                                --------------
    Total for variable annuity contracts . . . . . . . . . .    $1,470,662,303
                                                                ==============



                       See Notes to Financial Statements

                        THE NEW ENGLAND VARIABLE ACCOUNT
                                       OF
                    METROPOLITAN LIFE INSURANCE COMPANY

                            STATEMENT OF OPERATIONS

                 FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1996



                                                              CAPITAL       BOND         MONEY        STOCK
                                                              GROWTH       INCOME        MARKET       INDEX       MANAGED
                                                               SUB-         SUB-          SUB-        SUB-         SUB-
                                                              ACCOUNT      ACCOUNT      ACCOUNT      ACCOUNT      ACCOUNT
                                                            -----------  ------------  ----------  -----------  -----------
INCOME:
Dividends . . . . . . . . . . . . . . . . . . . . . . . .   $31,999,855  $ 9,112,591   $3,139,887  $ 1,104,152  $12,337,781
EXPENSES:
Mortality and expense risk charge . . . . . . . . . . . .     4,859,907    1,205,743      602,488      396,508    1,198,409
Administrative charge . . . . . . . . . . . . . . . . . .     2,677,508      624,409      307,765      204,120      623,890
                                                            -----------  -----------   ----------  -----------  -----------
  Total expenses  . . . . . . . . . . . . . . . . . . . .     7,537,415    1,830,152      910,253      600,628    1,822,299
                                                            -----------  -----------   ----------  -----------  -----------
Net investment income (loss)  . . . . . . . . . . . . . .    24,462,440    7,282,439    2,229,634      503,524   10,515,482
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net unrealized appreciation (depreciation) on investments:
  Beginning of period . . . . . . . . . . . . . . . . . .    45,558,436    2,104,546           --    7,142,155   22,213,497
  End of period . . . . . . . . . . . . . . . . . . . . .    99,512,468   (1,691,255)          --   12,902,146   22,986,104
                                                            -----------  -----------   ----------  -----------  -----------
Net change in unrealized appreciation (depreciation)  . .    53,954,032   (3,795,801)          --    5,759,991      772,607
Realized gain on investments  . . . . . . . . . . . . . .    12,365,009      343,759           --    1,525,569    4,450,425
Net realized and unrealized gain (loss) on investments  .    66,319,041   (3,452,042)          --    7,285,560    5,223,032
                                                            -----------  -----------   ----------  -----------  -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS  . .   $90,781,481  $ 3,830,397   $2,229,634  $ 7,789,084  $15,738,514
                                                            ===========  ===========   ==========  ===========  ===========
                                                              AVANTI      GROWTH      SMALL        U.S.
                                                              GROWTH    AND INCOME     CAP      GOVERNMENT
                                                               SUB-        SUB-        SUB-        SUB-
                                                             ACCOUNT     ACCOUNT     ACCOUNT      ACCOUNT
                                                            ----------  ----------  ----------  ---------
INCOME:
Dividends . . . . . . . . . . . . . . . . . . . . . . . .   $2,301,646  $4,082,957  $2,793,777  $ 338,892
EXPENSES:
Mortality and expense risk charge . . . . . . . . . . . .      332,954     359,469     263,840     59,474
Administrative charge . . . . . . . . . . . . . . . . . .      172,884     182,994     133,281     28,496
                                                            ----------  ----------  ----------  ---------
  Total expenses  . . . . . . . . . . . . . . . . . . . .      505,838     542,463     397,121     87,970
                                                            ----------  ----------  ----------  ---------
Net investment income (loss)  . . . . . . . . . . . . . .    1,795,808   3,540,494   2,396,656    250,922
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net unrealized appreciation (depreciation) on investments:
  Beginning of period . . . . . . . . . . . . . . . . . .    4,321,917   5,157,858   1,612,398    124,160
  End of period . . . . . . . . . . . . . . . . . . . . .    6,145,766   6,583,356   4,882,438    (31,679)
                                                            ----------  ----------  ----------  ---------
Net change in unrealized appreciation (depreciation)  . .    1,823,849   1,425,498   3,270,040   (155,839)
Realized gain on investments  . . . . . . . . . . . . . .    1,326,250   1,011,305   1,317,987     48,400
Net realized and unrealized gain (loss) on investments  .    3,150,099   2,436,803   4,588,027   (107,439)
                                                            ----------  ----------  ----------  ---------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS  . .   $4,945,907  $5,977,297  $6,984,683  $ 143,483
                                                            ==========  ==========  ==========  =========
















                       See Notes to Financial Statements

                        THE NEW ENGLAND VARIABLE ACCOUNT
                                       OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                            STATEMENT OF OPERATIONS

                 FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1996


                                                                               STRATEGIC
                                      EQUITY     INTERNATIONAL    VENTURE        BOND         EQUITY-
                         BALANCED     GROWTH        EQUITY         VALUE     OPPORTUNITIES    INCOME      OVERSEAS
                           SUB-        SUB-          SUB-          SUB-          SUB-          SUB-         SUB-
                         ACCOUNT     ACCOUNT        ACCOUNT       ACCOUNT       ACCOUNT       ACCOUNT      ACCOUNT        TOTAL
                        ----------  -----------  -------------  -----------  -------------  -----------  -----------  --------------
INCOME:
Dividends . . . . . .   $  829,712  $  108,507    $  283,014    $ 1,361,224   $1,235,274    $ 5,031,305  $ 1,738,857   $ 77,799,431
EXPENSES:
Mortality and expense
 risk charge  . . . .      195,209     484,256       154,128        389,994      119,831      1,190,303      733,944     12,546,457
Administrative
 charge . . . . . . .       95,720     244,251        78,029        193,853       56,968        614,753      390,905      6,629,826
                        ----------  ----------    ----------    -----------   ----------    -----------  -----------   ------------
  Total expenses  . .      290,929     728,507       232,157        583,847      176,799      1,805,056    1,124,849     19,176,283
                        ----------  ----------    ----------    -----------   ----------    -----------  -----------   ------------
Net investment income
 (loss) . . . . . . .      538,783    (620,000)       50,857        777,377    1,058,475      3,226,249      614,008     58,623,148
NET REALIZED AND
 UNREALIZED GAIN
 (LOSS) ON
 INVESTMENTS:
Net unrealized
 appreciation
 (depreciation) on
 investments:
  Beginning of
   period . . . . . .      835,377   2,819,660       540,103      3,190,020      170,662     18,248,552    4,472,393    118,511,734
  End of period . . .    3,182,617   7,461,590     1,005,725     10,498,878      428,659     26,627,341   10,234,877    210,729,031
                        ----------  ----------    ----------    -----------   ----------    -----------  -----------   ------------
Net change in
 unrealized
 appreciation
 (depreciation) . . .    2,347,240   4,641,930       465,622      7,308,858      257,997      8,378,789    5,762,484     92,217,297
Realized gain (loss)
 on investments . . .      310,945   1,521,066       260,731      1,324,964      192,688      3,362,763    2,100,157     31,462,018
Net realized and
 unrealized gain on
 investments. . . . .    2,658,185   6,162,996       726,353      8,633,822      450,685     11,741,552    7,862,641    123,679,315
                        ----------  ----------    ----------    -----------   ----------    -----------  -----------   ------------
NET INCREASE IN NET
 ASSETS RESULTING FROM
 OPERATIONS . . . . .   $3,196,968  $5,542,996    $  777,210    $ 9,411,199   $1,509,160    $14,967,801  $ 8,476,649   $182,302,463
                        ==========  ==========    ==========    ===========   ==========    ===========  ===========   ============















                       See Notes to Financial Statements

                        THE NEW ENGLAND VARIABLE ACCOUNT
                                       OF
                    METROPOLITAN LIFE INSURANCE COMPANY

                            STATEMENT OF OPERATIONS

                 FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1995


                                                           CAPITAL          BOND         MONEY        STOCK
                                                            GROWTH         INCOME        MARKET       INDEX        MANAGED
                                                             SUB-           SUB-          SUB-        SUB-          SUB-
                                                           ACCOUNT        ACCOUNT       ACCOUNT      ACCOUNT       ACCOUNT
                                                         -------------  -------------  ----------  ------------  ------------
INCOME:
Dividends  . . . . . . . . . . . . . . . . . . . . . .   $ 61,393,666   $  7,809,464   $3,193,371  $ 1,097,015   $ 5,402,954
EXPENSES:
Mortality and expense risk charge  . . . . . . . . . .      4,145,909      1,120,784      548,042      312,433     1,107,776
Administrative charge  . . . . . . . . . . . . . . . .      2,351,488        595,815      289,446      164,795       594,621
                                                         ------------   ------------   ----------  -----------   -----------
  Total expenses . . . . . . . . . . . . . . . . . . .      6,497,397      1,716,599      837,488      477,228     1,702,397
                                                         ------------   ------------   ----------  -----------   -----------
Net investment income (loss) . . . . . . . . . . . . .     54,896,269      6,092,865    2,355,883      619,787     3,700,557
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net unrealized appreciation on investments:
  Beginning of period  . . . . . . . . . . . . . . . .    (13,792,491)   (12,611,187)          --   (1,015,569)     (464,277)
  End of period  . . . . . . . . . . . . . . . . . . .     45,558,436      2,104,546           --    7,142,155    22,213,497
                                                         ------------   ------------   ----------  -----------   -----------
Net change in unrealized appreciation (depreciation) .     59,350,927     14,715,733           --    8,157,724    22,677,774
Realized gain (loss) on investments  . . . . . . . . .     10,882,593       (306,084)          --      676,562     2,922,683
Net realized and unrealized gain on investments  . . .     70,233,520     14,409,649           --    8,834,286    25,600,457
                                                         ------------   ------------   ----------  -----------   -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .   $125,129,789   $ 20,502,514   $2,355,883  $ 9,454,073   $29,301,014
                                                         ============   ============   ==========  ===========   ===========
                                                           AVANTI      GROWTH       SMALL        U.S.
                                                           GROWTH    AND INCOME      CAP      GOVERNMENT
                                                            SUB-        SUB-         SUB-        SUB-
                                                          ACCOUNT      ACCOUNT     ACCOUNT      ACCOUNT
                                                         ----------  -----------  ----------  ---------
INCOME:
Dividends  . . . . . . . . . . . . . . . . . . . . . .   $  876,570  $1,559,445   $  731,826   $181,533
EXPENSES:
Mortality and expense risk charge  . . . . . . . . . .      224,195     237,064       93,901     25,698
Administrative charge  . . . . . . . . . . . . . . . .      119,082     122,857       46,446     11,641
                                                         ----------  ----------   ----------   --------
  Total expenses . . . . . . . . . . . . . . . . . . .      343,277     359,921      140,347     37,339
                                                         ----------  ----------   ----------   --------
Net investment income (loss) . . . . . . . . . . . . .      533,293   1,199,524      591,479    144,194
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net unrealized appreciation on investments:
  Beginning of period  . . . . . . . . . . . . . . . .      284,338    (102,566)      21,060     (6,498)
  End of period  . . . . . . . . . . . . . . . . . . .    4,321,917   5,157,858    1,612,398    124,160
                                                         ----------  ----------   ----------   --------
Net change in unrealized appreciation (depreciation) .    4,037,579   5,260,424    1,591,338    130,658
Realized gain (loss) on investments  . . . . . . . . .      811,989     581,379      248,107     37,281
Net realized and unrealized gain on investments  . . .    4,849,568   5,841,803    1,839,445    167,939
                                                         ----------  ----------   ----------   --------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .   $5,382,861  $7,041,327   $2,430,924   $312,133
                                                         ==========  ==========   ==========   ========



*From January 1, 1995 through June 8, 1995 (liquidation date).











                       See Notes to Financial Statements

                        THE NEW ENGLAND VARIABLE ACCOUNT
                                       OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                            STATEMENT OF OPERATIONS

                 FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1995



                                                                                  STRATEGIC*
                                                                       EQUITY       EQUITY      INTERNATIONAL   VENTURE
                                                          BALANCED     GROWTH    OPPORTUNITIES     EQUITY        VALUE
                                                            SUB-        SUB-         SUB-           SUB-          SUB-
                                                          ACCOUNT     ACCOUNT       ACCOUNT        ACCOUNT      ACCOUNT
                                                         ----------  ----------  -------------  -------------  -----------
INCOME:
Dividends  . . . . . . . . . . . . . . . . . . . . . .   $  483,666  $  963,904    $    (34)      $126,154     $  567,519
EXPENSES:
Mortality and expense risk charge  . . . . . . . . . .       73,201     167,537       8,848         79,455        144,621
Administrative charge  . . . . . . . . . . . . . . . .       33,754      79,088       4,577         39,333         70,765
                                                         ----------  ----------    --------       --------     ----------
  Total expenses . . . . . . . . . . . . . . . . . . .      106,955     246,625      13,425        118,788        215,386
                                                         ----------  ----------    --------       --------     ----------
Net investment income (loss) . . . . . . . . . . . . .      376,711     717,279     (13,459)         7,366        352,133
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net unrealized appreciation on investments:
  Beginning of period  . . . . . . . . . . . . . . . .        3,932      20,167      (1,169)        51,678           (826)
  End of period  . . . . . . . . . . . . . . . . . . .      835,377   2,819,660          --        540,103      3,190,020
                                                         ----------  ----------    --------       --------     ----------
Net change in unrealized appreciation (depreciation) .      831,445   2,799,493       1,169        488,425      3,190,846
Realized gain (loss) on investments  . . . . . . . . .      209,127     844,654      48,522         85,869        497,297
Net realized and unrealized gain on investments  . . .    1,040,572   3,644,147      49,691        574,294      3,688,143
                                                         ----------  ----------    --------       --------     ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .   $1,417,283  $4,361,426    $ 36,232       $581,660     $4,040,276
                                                         ==========  ==========    ========       ========     ==========
                                                           STRATEGIC
                                                             BOND         EQUITY-
                                                         OPPORTUNITIES    INCOME      OVERSEAS
                                                             SUB-          SUB-         SUB-
                                                            ACCOUNT       ACCOUNT      ACCOUNT         TOTAL
                                                         -------------  -----------  ------------  ------------
INCOME:
Dividends  . . . . . . . . . . . . . . . . . . . . . .     $453,174     $ 4,924,430  $   513,466   $ 90,278,123
EXPENSES:
Mortality and expense risk charge  . . . . . . . . . .       42,222         793,678      636,341      9,761,705
Administrative charge  . . . . . . . . . . . . . . . .       20,316         411,212      353,958      5,309,194
                                                           --------     -----------  -----------   ------------
  Total expenses . . . . . . . . . . . . . . . . . . .       62,538       1,204,890      990,299     15,070,899
                                                           --------     -----------  -----------   ------------
Net investment income (loss) . . . . . . . . . . . . .      390,636       3,719,540     (476,833)    75,207,224
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net unrealized appreciation on investments:
  Beginning of period  . . . . . . . . . . . . . . . .      (24,404)        452,793   (1,159,395)   (28,344,414)
  End of period  . . . . . . . . . . . . . . . . . . .      170,662      18,248,552    4,472,393    118,511,734
                                                           --------     -----------  -----------   ------------
Net change in unrealized appreciation (depreciation) .      195,066      17,795,759    5,631,788    146,856,148
Realized gain (loss) on investments  . . . . . . . . .      143,946       1,497,805        2,755     19,184,485
Net realized and unrealized gain on investments  . . .      339,012      19,293,564    5,634,543    166,040,633
                                                           --------     -----------  -----------   ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .     $729,648     $23,013,104  $ 5,157,710   $241,247,857
                                                           ========     ===========  ===========   ============




*From January 1, 1995 through June 8, 1995 (liquidation date).












                       See Notes to Financial Statements

                        THE NEW ENGLAND VARIABLE ACCOUNT
                                       OF
                    METROPOLITAN LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS

                 FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1996



                                                     CAPITAL          BOND          MONEY          STOCK
                                                      GROWTH         INCOME         MARKET         INDEX        MANAGED
                                                       SUB-           SUB-           SUB-          SUB-           SUB-
                                                     ACCOUNT        ACCOUNT        ACCOUNT        ACCOUNT       ACCOUNT
                                                   -------------  -------------  -------------  ------------  -------------
FROM INVESTMENT ACTIVITIES:
 Net investment income . . . . . . . . . . . . .   $ 24,462,440   $  7,282,439   $  2,229,634   $   503,524   $ 10,515,482
 Net realized and unrealized gain (loss) on
  investments. . . . . . . . . . . . . . . . . .     66,319,041     (3,452,042)            --     7,285,560      5,223,032
                                                   ------------   ------------   ------------   -----------   ------------
  Increase in net assets derived from investment
   activities. . . . . . . . . . . . . . . . . .     90,781,481      3,830,397      2,229,634     7,789,084     15,738,514
FROM CONTRACT-RELATED TRANSACTIONS:
 Net premiums transferred from Depositor . . . .     47,336,231     11,677,458     34,222,659     1,670,783      4,562,605
 Net transfers (to) from other sub-accounts  . .    (18,117,765)    (4,899,751)   (22,911,631)      869,176     (3,513,923)
 Net premiums transferred to Depositor
  Surrenders . . . . . . . . . . . . . . . . . .    (28,837,335)    (8,641,055)    (9,500,843)   (1,956,188)    (8,730,471)
  Annuity benefits . . . . . . . . . . . . . . .     (3,710,248)    (1,293,526)      (948,004)     (373,468)    (1,466,713)
                                                   ------------   ------------   ------------   -----------   ------------
 Increase (decrease) in net assets derived from
  contract-related transactions  . . . . . . . .     (3,329,117)    (3,156,874)       862,181       210,303     (9,148,502)
                                                   ------------   ------------   ------------   -----------   ------------
 Net increase (decrease) in net assets . . . . .     87,452,364        673,523      3,091,815     7,999,387      6,590,012
NET ASSETS, AT BEGINNING OF THE PERIOD . . . . .    470,802,773    128,260,193     62,367,516    37,271,004    122,969,400
                                                   ------------   ------------   ------------   -----------   ------------
NET ASSETS, AT END OF THE PERIOD . . . . . . . .   $558,255,137   $128,933,716   $ 65,459,331   $45,270,391   $129,559,412
                                                   ============   ============   ============   ===========   ============
                                                     AVANTI        GROWTH         SMALL          U.S.
                                                     GROWTH      AND INCOME        CAP        GOVERNMENT
                                                      SUB-          SUB-          SUB-           SUB-
                                                     ACCOUNT       ACCOUNT       ACCOUNT       ACCOUNT
                                                   ------------  ------------  ------------  ----------
FROM INVESTMENT ACTIVITIES:
 Net investment income . . . . . . . . . . . . .   $ 1,795,808   $ 3,540,494   $ 2,396,656   $  250,922
 Net realized and unrealized gain (loss) on
  investments. . . . . . . . . . . . . . . . . .     3,150,099     2,436,803     4,588,027     (107,439)
                                                   -----------   -----------   -----------   ----------
  Increase in net assets derived from investment
   activities. . . . . . . . . . . . . . . . . .     4,945,907     5,977,297     6,984,683      143,483
FROM CONTRACT-RELATED TRANSACTIONS:
 Net premiums transferred from Depositor . . . .     6,302,457     6,822,870     8,775,631    1,820,592
 Net transfers (to) from other sub-accounts  . .     2,463,232     2,577,617    10,285,086     (149,842)
 Net premiums transferred to Depositor
  Surrenders . . . . . . . . . . . . . . . . . .    (1,538,955)   (1,432,839)   (1,219,696)    (183,343)
  Annuity benefits . . . . . . . . . . . . . . .        17,753      (212,197)       24,816      (35,087)
                                                   -----------   -----------   -----------   ----------
 Increase (decrease) in net assets derived from
  contract-related transactions  . . . . . . . .     7,244,487     7,755,451    17,865,837    1,452,320
                                                   -----------   -----------   -----------   ----------
 Net increase (decrease) in net assets . . . . .    12,190,394    13,732,748    24,850,520    1,595,803
NET ASSETS, AT BEGINNING OF THE PERIOD . . . . .    28,450,760    31,452,044    16,500,183    5,120,505
                                                   -----------   -----------   -----------   ----------
NET ASSETS, AT END OF THE PERIOD . . . . . . . .   $40,641,154   $45,184,792   $41,350,703   $6,716,308
                                                   ===========   ===========   ===========   ==========













                       See Notes to Financial Statements

                        THE NEW ENGLAND VARIABLE ACCOUNT
                                       OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS

                 FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1996




                                                                                   EQUITY      INTERNATIONAL    VENTURE
                                                                    BALANCED       GROWTH         EQUITY         VALUE
                                                                      SUB-          SUB-           SUB-          SUB-
                                                                     ACCOUNT       ACCOUNT        ACCOUNT       ACCOUNT
                                                                   ------------  ------------  -------------  ------------
FROM INVESTMENT ACTIVITIES:
 Net investment income . . . . . . . . . . . . . . . . . . . . .   $   538,783   $  (620,000)  $    50,857    $   777,377
 Net realized and unrealized gain (loss) on investments  . . . .     2,658,185     6,162,996       726,353      8,633,822
                                                                   -----------   -----------   -----------    -----------
  Increase in net assets derived from investment activities  . .     3,196,968     5,542,996       777,210      9,411,199
FROM CONTRACT-RELATED TRANSACTIONS:
 Net premiums transferred from Depositor . . . . . . . . . . . .    10,013,329    18,130,543     4,022,067     13,755,448
 Net transfers (to) from other sub-accounts  . . . . . . . . . .     2,999,684     7,892,262     2,909,321     10,535,441
 Net premiums transferred to Depositor
  Surrenders . . . . . . . . . . . . . . . . . . . . . . . . . .    (1,068,120)   (2,440,300)   (1,078,027)    (2,067,055)
  Annuity benefits . . . . . . . . . . . . . . . . . . . . . . .      (165,175)     (344,976)      (69,120)       (94,350)
                                                                   -----------   -----------   -----------    -----------
 Increase (decrease) in net assets derived from contract-related
  transactions . . . . . . . . . . . . . . . . . . . . . . . . .    11,779,718    23,237,529     5,784,241     22,129,484
                                                                   -----------   -----------   -----------    -----------
 Net increase (decrease) in net assets . . . . . . . . . . . . .    14,976,686    28,780,525     6,561,451     31,540,683
NET ASSETS, AT BEGINNING OF THE PERIOD . . . . . . . . . . . . .    13,484,869    33,886,547    11,869,695     25,945,883
                                                                   -----------   -----------   -----------    -----------
NET ASSETS, AT END OF THE PERIOD . . . . . . . . . . . . . . . .   $28,461,555   $62,667,072   $18,431,146    $57,486,566
                                                                   ===========   ===========   ===========    ===========
                                                                     STRATEGIC
                                                                       BOND         EQUITY-
                                                                   OPPORTUNITIES     INCOME       OVERSEAS
                                                                       SUB-           SUB-          SUB-
                                                                      ACCOUNT       ACCOUNT        ACCOUNT
                                                                   -------------  -------------  ------------
FROM INVESTMENT ACTIVITIES:
 Net investment income . . . . . . . . . . . . . . . . . . . . .   $ 1,058,475    $  3,226,249   $   614,008
 Net realized and unrealized gain (loss) on investments  . . . .       450,685      11,741,552     7,862,641
                                                                   -----------    ------------   -----------
  Increase in net assets derived from investment activities  . .     1,509,160      14,967,801     8,476,649
FROM CONTRACT-RELATED TRANSACTIONS:
 Net premiums transferred from Depositor . . . . . . . . . . . .     6,207,842      21,165,185     9,339,879
 Net transfers (to) from other sub-accounts  . . . . . . . . . .     5,505,494       2,766,414       789,185
 Net premiums transferred to Depositor
  Surrenders . . . . . . . . . . . . . . . . . . . . . . . . . .      (638,840)     (5,636,063)   (3,733,623)
  Annuity benefits . . . . . . . . . . . . . . . . . . . . . . .       (35,658)       (627,188)     (203,490)
                                                                   -----------    ------------   -----------
 Increase (decrease) in net assets derived from contract-related
  transactions . . . . . . . . . . . . . . . . . . . . . . . . .    11,038,838      17,668,348     6,191,951
                                                                   -----------    ------------   -----------
 Net increase (decrease) in net assets . . . . . . . . . . . . .    12,547,998      32,636,149    14,668,600
NET ASSETS, AT BEGINNING OF THE PERIOD . . . . . . . . . . . . .     7,106,555     106,600,578    68,685,140
                                                                   -----------    ------------   -----------
NET ASSETS, AT END OF THE PERIOD . . . . . . . . . . . . . . . .   $19,654,553    $139,236,727   $83,353,740
                                                                   ===========    ============   ===========




                                                                        TOTAL
                                                                   --------------
FROM INVESTMENT ACTIVITIES:
 Net investment income . . . . . . . . . . . . . . . . . . . . .   $   58,623,148
 Net realized and unrealized gain (loss) on investments  . . . .      123,679,315
                                                                   --------------
  Increase in net assets derived from investment activities  . .      182,302,463
FROM CONTRACT-RELATED TRANSACTIONS:
 Net premiums transferred from Depositor . . . . . . . . . . . .      205,825,579
 Net transfers (to) from other sub-accounts  . . . . . . . . . .
 Net premiums transferred to Depositor
  Surrenders . . . . . . . . . . . . . . . . . . . . . . . . . .      (78,702,753)
  Annuity benefits . . . . . . . . . . . . . . . . . . . . . . .       (9,536,631)
                                                                   --------------
 Increase (decrease) in net assets derived from contract-related
  transactions . . . . . . . . . . . . . . . . . . . . . . . . .      117,586,195
                                                                   --------------
 Net increase (decrease) in net assets . . . . . . . . . . . . .      299,888,658
NET ASSETS, AT BEGINNING OF THE PERIOD . . . . . . . . . . . . .    1,170,773,645
                                                                   --------------
NET ASSETS, AT END OF THE PERIOD . . . . . . . . . . . . . . . .   $1,470,662,303
                                                                   ==============















                       See Notes to Financial Statements

                        THE NEW ENGLAND VARIABLE ACCOUNT
                                       OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS

                  FOR THE TWELVE MONTHS ENDED DECEMBER 31,1995



                                                     CAPITAL          BOND          MONEY          STOCK
                                                      GROWTH         INCOME         MARKET         INDEX        MANAGED
                                                       SUB-           SUB-           SUB-          SUB-           SUB-
                                                     ACCOUNT        ACCOUNT        ACCOUNT        ACCOUNT       ACCOUNT
                                                   -------------  -------------  -------------  ------------  -------------
FROM INVESTMENT ACTIVITIES:
 Net investment income . . . . . . . . . . . . .   $ 54,896,269   $  6,092,865   $  2,355,883   $   619,787   $  3,700,557
 Net realized and unrealized gain on
  investments  . . . . . . . . . . . . . . . . .     70,233,520     14,409,649             --     8,834,286     25,600,457
                                                   ------------   ------------   ------------   -----------   ------------
  Increase in net assets derived from
   investment activities . . . . . . . . . . . .    125,129,789     20,502,514      2,355,883     9,454,073     29,301,014
FROM CONTRACT-RELATED TRANSACTIONS:
 Net premiums transferred from Depositor . . . .     42,486,003     14,019,688     28,469,210     3,173,681      7,685,082
 Net transfers (to) from other sub-accounts  . .    (27,655,356)    (2,304,605)   (15,090,128)      996,126     (7,629,638)
 Net premiums transferred to Depositor
  Surrenders . . . . . . . . . . . . . . . . . .    (27,943,021)    (8,693,504)    (7,342,847)   (1,540,134)    (8,273,166)
  Annuity benefits . . . . . . . . . . . . . . .     (2,930,635)    (1,064,852)      (766,722)     (170,677)    (2,900,142)
                                                   ------------   ------------   ------------   -----------   ------------
 Increase (decrease) in net assets derived
  from contract-related transactions . . . . . .    (16,043,009)     1,956,727      5,269,513     2,458,996    (11,117,864)
                                                   ------------   ------------   ------------   -----------   ------------
 Net increase (decrease) in net assets . . . . .    109,086,780     22,459,241      7,625,396    11,913,069     18,183,150
NET ASSETS, AT BEGINNING OF THE PERIOD . . . . .    361,715,993    105,800,952     54,742,120    25,357,935    104,786,250
                                                   ------------   ------------   ------------   -----------   ------------
NET ASSETS, AT END OF THE PERIOD . . . . . . . .   $470,802,773   $128,260,193   $ 62,367,516   $37,271,004   $122,969,400
                                                   ============   ============   ============   ===========   ============
                                                     AVANTI        GROWTH         SMALL          U.S.
                                                     GROWTH      AND INCOME        CAP        GOVERNMENT
                                                      SUB-          SUB-          SUB-           SUB-
                                                     ACCOUNT       ACCOUNT       ACCOUNT       ACCOUNT
                                                   ------------  ------------  ------------  ----------
FROM INVESTMENT ACTIVITIES:
 Net investment income . . . . . . . . . . . . .   $   533,293   $ 1,199,524   $   591,479   $  144,194
 Net realized and unrealized gain on
  investments  . . . . . . . . . . . . . . . . .     4,849,568     5,841,803     1,839,445      167,939
                                                   -----------   -----------   -----------   ----------
  Increase in net assets derived from
   investment activities . . . . . . . . . . . .     5,382,861     7,041,327     2,430,924      312,133
FROM CONTRACT-RELATED TRANSACTIONS:
 Net premiums transferred from Depositor . . . .     5,370,355     5,402,352     4,957,159    2,992,966
 Net transfers (to) from other sub-accounts  . .     1,445,231     2,431,924     6,481,877      995,071
 Net premiums transferred to Depositor
  Surrenders . . . . . . . . . . . . . . . . . .    (1,036,652)     (979,455)     (221,411)     (78,421)
  Annuity benefits . . . . . . . . . . . . . . .      (133,280)     (201,808)      (15,080)     (14,694)
                                                   -----------   -----------   -----------   ----------
 Increase (decrease) in net assets derived
  from contract-related transactions . . . . . .     5,645,654     6,653,013    11,202,545    3,894,922
                                                   -----------   -----------   -----------   ----------
 Net increase (decrease) in net assets . . . . .    11,028,515    13,694,340    13,633,469    4,207,055
NET ASSETS, AT BEGINNING OF THE PERIOD . . . . .    17,422,245    17,757,704     2,866,714      913,450
                                                   -----------   -----------   -----------   ----------
NET ASSETS, AT END OF THE PERIOD . . . . . . . .   $28,450,760   $31,452,044   $16,500,183   $5,120,505
                                                   ===========   ===========   ===========   ==========




*From January 1, 1995 through June 8, 1995 (liquidation date).











                       See Notes to Financial Statements

                        THE NEW ENGLAND VARIABLE ACCOUNT
                                       OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS

                 FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1995



                                                                               STRATEGIC*
                                                                  EQUITY         EQUITY      INTERNATIONAL    VENTURE
                                                   BALANCED       GROWTH      OPPORTUNITIES     EQUITY         VALUE
                                                     SUB-          SUB-           SUB-           SUB-          SUB-
                                                    ACCOUNT       ACCOUNT        ACCOUNT        ACCOUNT       ACCOUNT
                                                  ------------  ------------  -------------  -------------  ------------
FROM INVESTMENT ACTIVITIES:
 Net investment income  . . . . . . . . . . . .   $   376,711   $   717,279   $   (13,459)   $     7,366    $   352,133
 Net realized and unrealized gain on
  investments . . . . . . . . . . . . . . . . .     1,040,572     3,644,147        49,691        574,294      3,688,143
                                                  -----------   -----------   -----------    -----------    -----------
  Increase in net assets derived from
   investment activities  . . . . . . . . . . .     1,417,283     4,361,426        36,232        581,660      4,040,276
FROM CONTRACT-RELATED TRANSACTIONS:
 Net premiums transferred from Depositor  . . .     7,247,051    11,437,079       396,904      4,200,572      7,906,925
 Net transfers (to) from other sub-accounts . .     3,520,100    16,787,152    (2,257,051)     4,320,379     11,022,083
 Net premiums transferred to Depositor
  Surrenders  . . . . . . . . . . . . . . . . .      (417,868)     (422,550)      (20,417)      (262,457)      (375,358)
  Annuity benefits  . . . . . . . . . . . . . .       (12,315)      (51,955)       (1,972)        44,178        (17,782)
                                                  -----------   -----------   -----------    -----------    -----------
 Increase (decrease) in net assets derived
  from contract-related transactions  . . . . .    10,336,968    27,749,726    (1,882,536)     8,302,672     18,535,868
                                                  -----------   -----------   -----------    -----------    -----------
 Net increase (decrease) in net assets  . . . .    11,754,251    32,111,152    (1,846,304)     8,884,332     22,576,144
NET ASSETS, AT BEGINNING OF THE PERIOD  . . . .     1,730,618     1,775,395     1,846,304      2,985,363      3,369,739
                                                  -----------   -----------   -----------    -----------    -----------
NET ASSETS, AT END OF THE PERIOD  . . . . . . .   $13,484,869   $33,886,547            --    $11,869,695    $25,945,883
                                                  ===========   ===========   ===========    ===========    ===========
                                                    STRATEGIC
                                                      BOND         EQUITY-
                                                  OPPORTUNITIES     INCOME       OVERSEAS
                                                      SUB-           SUB-          SUB-
                                                     ACCOUNT       ACCOUNT        ACCOUNT          TOTAL
                                                  -------------  -------------  ------------  -----------------
FROM INVESTMENT ACTIVITIES:
 Net investment income  . . . . . . . . . . . .    $  390,636    $  3,719,540   $  (476,833)   $   75,207,224
 Net realized and unrealized gain on
  investments . . . . . . . . . . . . . . . . .       339,012      19,293,564     5,634,543       166,040,633
                                                   ----------    ------------   -----------    --------------
  Increase in net assets derived from
   investment activities  . . . . . . . . . . .       729,648      23,013,104     5,157,710       241,247,857
FROM CONTRACT-RELATED TRANSACTIONS:
 Net premiums transferred from Depositor  . . .     3,112,591      20,254,001     9,572,080       178,683,699
 Net transfers (to) from other sub-accounts . .     2,262,193      13,063,570    (8,388,928)
 Net premiums transferred to Depositor
  Surrenders  . . . . . . . . . . . . . . . . .      (104,653)     (3,678,451)   (3,414,558)      (64,804,923)
  Annuity benefits  . . . . . . . . . . . . . .           798        (448,238)     (423,431)       (9,108,607)
                                                   ----------    ------------   -----------    --------------
 Increase (decrease) in net assets derived
  from contract-related transactions  . . . . .     5,270,929      29,190,882    (2,654,837)      104,770,169
                                                   ----------    ------------   -----------    --------------
 Net increase (decrease) in net assets  . . . .     6,000,577      52,203,986     2,502,873       346,018,026
NET ASSETS, AT BEGINNING OF THE PERIOD  . . . .     1,105,978      54,396,592    66,182,267       824,755,619
                                                   ----------    ------------   -----------    --------------
NET ASSETS, AT END OF THE PERIOD  . . . . . . .    $7,106,555    $106,600,578   $68,685,140    $1,170,773,645
                                                   ==========    ============   ===========    ==============




*From January 1, 1995 through June 8, 1995 (liquidation date).









                       See Notes to Financial Statements

                        THE NEW ENGLAND VARIABLE ACCOUNT
                                       OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                         NOTES TO FINANCIAL STATEMENTS

1. NATURE OF OPERATIONS

  New England Variable Account (the "Account") is registered as a unit investment trust under the Investment Company Act of 1940 and is a funding vehicle for individual variable annuity contracts. The operations of the Account are part of Metropolitan Life Insurance Company (the "Company"). Prior to August 30, 1996, the Account was a part of New England Mutual Life Insurance Company. Effective August 30, 1996, New England Mutual Life Insurance Company merged into Metropolitan Life Insurance Company. The Account has sixteen investment sub-accounts as of December 31, 1996, each of which invests in one series of the New England Zenith Fund ("Zenith Fund") or one portfolio of the Variable Insurance Products Fund. The Zenith Fund and the Variable Insurance Products Fund are diversified, open-end management investment companies. The series of the Zenith Fund and portfolios of the Variable Insurance Products Fund in which the sub-accounts invest are referred to herein as the "Eligible Funds."

2. SIGNIFICANT ACCOUNTING POLICIES

  The following is a summary of the significant accounting policies consistently followed by the Account.

  A. Security Valuation--The Eligible Fund shares are valued at the closing net asset value per share as determined by each fund as of the close of the New York Stock Exchange (normally 4:00 p.m. Eastern Standard Time) on each day the Exchange is open for trading.

  B. Security Transactions and Related Investment Income--Security transactions are accounted for on the trade date (the date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date. Net investment income and net realized and unrealized gains and losses on investments are allocated to the contracts on each valuation date based upon the contract's pro rata share of each sub-account. Realized gains and losses from sales of investments are computed on the basis of average cost.

  C. Federal Income Taxes--The operations of the Account are included in the federal income tax return of the Company, which is taxed as a Life Insurance Company under the provisions of the Internal Revenue Code (the Code). Under the current provisions of the Code, the Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under the contracts. Based on this, no charge is being made currently to the Account for federal income taxes. The Company will review periodically the status of such decision based on changes in the tax law. Such a charge may be made in future years for any federal income taxes that would be attributable to the earnings associated with and credited to the contracts.

  D. Annuity Reserves--Annuity reserves are computed for currently payable contracts according to the 1983-a Mortality Tables. The assumed interest rate may be 0%, 3.5%, or 5% as elected by the annuitant and as regulated by laws of the respective states. Adjustments to annuity reserves are reimbursed to or from the Company.

  E. Estimates--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                        THE NEW ENGLAND VARIABLE ACCOUNT
                                       OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                    NOTES TO FINANCIAL STATEMENTS--CONTINUED

3. PURCHASES AND SALES OF INVESTMENT SECURITIES

  The following table shows the aggregate cost of shares purchased and proceeds from sales of Eligible Funds for the year ended December 31, 1996:


FUND                                             PURCHASES        SALES
----                                            ------------  -------------
Capital Growth  . . . . . . . . . . . . . . .   $109,445,039   $88,152,406
Back Bay Advisers Bond Income . . . . . . . .     33,203,127    29,064,402
Back Bay Advisers Money Market  . . . . . . .    102,903,931    99,765,984
Westpeak Stock Index  . . . . . . . . . . . .      6,886,572     6,159,994
Back Bay Advisers Managed . . . . . . . . . .     22,388,776    21,004,442
Loomis Sayles Avanti Growth . . . . . . . . .     16,399,019     7,337,827
Westpeak Growth and Income  . . . . . . . . .     16,997,274     5,672,545
Loomis Sayles Small Cap . . . . . . . . . . .     30,411,952    10,111,018
Salomon Brothers U.S. Government  . . . . . .      3,969,564     2,257,987
Loomis Sayles Balanced  . . . . . . . . . . .     16,131,868     3,790,239
Alger Equity Growth . . . . . . . . . . . . .     39,404,629    16,741,884
Draycott International Equity . . . . . . . .     10,429,755     4,581,526
Davis Venture Value . . . . . . . . . . . . .     32,480,901     9,526,345
Salomon Brothers Strategic
 Bond Opportunities . . . . . . . . . . . . .     15,723,717     3,607,029
Fidelity Equity-Income  . . . . . . . . . . .     42,828,429    21,886,628
Fidelity Overseas . . . . . . . . . . . . . .     32,803,040    25,973,441



  The Account purchases or redeems shares of the sixteen Eligible Funds based on the amount of net premiums invested in the account, transfers among the sub-accounts, policy loans, surrender payments, and annuity payments.

4. CHARGES DEDUCTED BY THE COMPANY:

  A. Administrative charge--a fixed administrative charge of $30.00 per contract year is deducted from the contract value on each contract anniversary.

  B. Risk charge--a charge for mortality/expense risk assumed by the Company equal to an annual rate of 1.35% of the net assets of the Account is deducted on a daily basis. The mortality risk is the risk that guaranteed annuity payments or minimum death benefit payments made by the Company exceed amounts deducted from the net assets of the Account. The expense risk is the risk that administrative costs incurred by the company exceed amounts deducted from the net assets of the account.

  C. Contingent deferred sales charge--In the event of a partial or full surrender, a contingent deferred sales charge may be imposed. Charges for investment Advisery fees and other expenses are deducted from the assets of the Eligible Funds.

                        THE NEW ENGLAND VARIABLE ACCOUNT
                                       OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                    NOTES TO FINANCIAL STATEMENTS--CONTINUED

5. INVESTMENT ADVISERS

  The investment adviser and sub-adviser for each of the Eligible Funds are listed in the chart below. TNE Advisers, Inc. which is an indirect subsidiary of the Company, and each of the sub-advisers are registered with the SEC as investment advisers under the Investment Advisers Act of 1940.



         SERIES                  ADVISER                   SUB-ADVISER
------------------------  ----------------------  ---------------------------
Capital Growth            Capital Growth          Capital Growth
                          Management, L.P.        Management, L.P.*
Back Bay Advisers Bond    TNE Advisers, Inc.      Back Bay Advisers, L.P.*
 Income
Back Bay Advisers Money   TNE Advisers, Inc.      Back Bay Advisers, L.P.*
 Market
Westpeak Stock Index      TNE Advisers, Inc.      Westpeak Investment Advisers,
                                                  L.P.*
Back Bay Advisers         TNE Advisers, Inc.      Back Bay Advisers, L.P.*
 Managed
Loomis Sayles Avanti      TNE Advisers, Inc.      Loomis Sayles & Company,
 Growth                                           L.P.*
Westpeak Growth and       TNE Advisers, Inc.      Westpeak Investment Advisers,
 Income                                           L.P.*
Loomis Sayles Small Cap   TNE Advisers, Inc.      Loomis Sayles & Company,
                                                  L.P.*
Salomon Brothers U.S.     TNE Advisers, Inc.      Salomon Brothers Asset
 Government                                       Management, Inc.
Loomis Sayles Balanced    TNE Advisers, Inc.      Loomis Sayles & Company,
                                                  L.P.*
Alger Equity Growth       TNE Advisers, Inc.      Fred Alger Management, Inc.
Draycott International    TNE Advisers, Inc.      Draycott Partners, Ltd.
 Equity
Davis Venture Value       TNE Advisers, Inc.      Davis Selected Advisers, Inc.
Salomon Brothers          TNE Advisers, Inc.      Salomon Brothers Asset
 Strategic Bond                                   Management, Inc.
 Opportunities
Fidelity Equity-Income    Fidelity Management &   --
                          Research Co.
Fidelity Overseas         Fidelity Management &   --
                          Research Co.





---------


* An Affiliate of the Company

  On January 22, 1997, the Board of Trustees of New England Zenith Fund approved a new subadvisery agreement relating to the Draycott International Equity Series, between TNE Advisers, Inc. and Morgan Stanley Asset Management Inc. ("MSAM"). This new agreement is expected to become effective May 1, 1997 (subject to shareholder approval, if necessary). Under this new agreement MSAM would become subadviser of the series, succeeding Draycott Partners, LTD. and would be responsible for the day to day management of the series. The new name of the series will be Morgan Stanley International Magnum Equity Series. On March 4, 1997 the Board of Trustees of New England Zenith Fund (i) confirmed their approval of the subadvisery agreement with MSAM, in light of information about a proposed merger (which is expected to occur in mid-1997) of Dean Witter, Discover & Co. and MSAM's parent company, Morgan Stanley Group Inc., and (ii) approved a second new subadvisery agreement with MSAM, to be effective upon the merger, subject to shareholder approval.

6. REGISTRATION EXPENSES

  The company has assumed the cost of registering the Account and its contracts for distribution under applicable federal and state laws.

                        THE NEW ENGLAND VARIABLE ACCOUNT
                                       OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                    NOTES TO FINANCIAL STATEMENTS--CONTINUED

7. VARIABLE ANNUITY CONTRACT UNIT ACTIVITY:

  A summary of units outstanding for variable annuity contracts at December 31, 1996:



                                 CAPITAL            BOND              MONEY              STOCK
                                 GROWTH            INCOME             MARKET             INDEX            MANAGED
                                  SUB-              SUB-               SUB-              SUB-              SUB-
                                 ACCOUNT           ACCOUNT           ACCOUNT            ACCOUNT           ACCOUNT
                             ----------------  ----------------  -----------------  ----------------  ----------------
Units Outstanding 1/1/96 .   41,663,899.5543   42,231,987.3839    33,015,018.4546   15,539,607.9674   56,145,463.0607
Units Purchased  . . . . .    4,026,379.1773    3,930,622.6568    17,898,711.2760    1,003,295.9682    2,006,534.3496
Units Redeemed . . . . . .   (4,327,123.4489)  (5,023,735.6606)  (17,501,212.3459)    (919,651.1175)  (6,021,832.2464)
Units Outstanding
 12/31/96  . . . . . . . .   41,363,155.2827   41,138,874.3801    33,412,517.3847   15,623,252.8181   52,130,165.1639
                             ===============   ===============   ================   ===============   ===============
Unit Value 12/31/96  . . .         13.496435          3.134109           1.959126          2.897629          2.485306
                             ===============   ===============   ================   ===============   ===============
                                 AVANTI          GROWTH AND            SMALL
                                 GROWTH            INCOME               CAP
                                  SUB-              SUB-               SUB-
                                 ACCOUNT           ACCOUNT            ACCOUNT
                             ----------------  ----------------  ------------------
Units Outstanding 1/1/96 .   19,773,056.9064   21,168,965.4245    13,533,325.6559
Units Purchased  . . . . .    5,673,837.1535    6,069,452.3619    13,772,447.8905
Units Redeemed . . . . . .   (1,101,514.8274)  (1,133,953.0847)     (998,025.5610)
Units Outstanding
 12/31/96  . . . . . . . .   24,345,379.2325   26,104,464.7017    26,307,747.9854
                             ===============   ===============    ===============
Unit Value 12/31/96  . . .          1.669358          1.730922           1.571807
                             ===============   ===============    ===============










                                  U.S.                              EQUITY         INTERNATIONAL        VENTURE
                               GOVERNMENT        BALANCED           GROWTH            EQUITY             VALUE
                                  SUB-             SUB-              SUB-              SUB-              SUB-
                                ACCOUNT           ACCOUNT           ACCOUNT           ACCOUNT           ACCOUNT
                             ---------------  ----------------  ----------------  ----------------  ----------------
Units Outstanding 1/1/96 .   4,495,184.3595   10,987,596.8369   24,163,684.8342   11,062,106.4600   19,608,688.2487
Units Purchased  . . . . .   1,617,997.5137   10,105,999.2849   17,810,377.8316    6,341,690.6952   16,978,220.9574
Units Redeemed . . . . . .    (328,034.2563)    (986,272.1837)  (1,948,468.2790)  (1,080,935.4885)  (1,589,885.0776)
Units Outstanding
 12/31/96  . . . . . . . .   5,785,147.6169   20,107,323.9381   40,025,594.3868   16,322,861.6667   34,997,024.1285
                             ==============   ===============   ===============   ===============   ===============
Unit Value 12/31/96  . . .         1.160957          1.415482          1.565675          1.129151          1.642613
                             ==============   ===============   ===============   ===============   ===============
                                STRATEGIC
                                  BOND             EQUITY
                              OPPORTUNITIES        INCOME            OVERSEAS
                                  SUB-              SUB-               SUB-
                                 ACCOUNT           ACCOUNT            ACCOUNT
                             ----------------  ----------------  ------------------
Units Outstanding 1/1/96 .    6,132,562.9853   38,010,655.2162    41,273,183.2760
Units Purchased  . . . . .    9,508,099.0139    8,194,527.7628     5,929,818.9183
Units Redeemed . . . . . .     (606,107.6135)  (2,167,385.3566)   (2,356,686.0912)
Units Outstanding
 12/31/96  . . . . . . . .   15,034,554.3857   44,037,797.6224    44,846,316.1031
                             ===============   ===============    ===============
Unit Value 12/31/96  . . .          1.307292          3.161755           1.858653
                             ===============   ===============    ===============

                       INDEPENDENT AUDITORS' REPORT

Metropolitan Life Insurance Company

  We have audited the accompanying consolidated balance sheets of Metropolitan Life Insurance Company (the "Company") as of December 31, 1996 and 1995 and the related consolidated statements of earnings, equity and cash flows for each of the three years in the period ended December 31, 1996. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, such consolidated financial statements present fairly, in all material respects, the consolidated financial position of the Company at December 31, 1996 and 1995 and the consolidated results of its operations and its consolidated cash flows for each of the three years in the period ended December 31, 1996 in conformity with generally accepted accounting principles.

  As discussed in Notes 1 and 13 to the consolidated financial statements, the Company has retroactively adopted applicable generally accepted accounting principles relating to mutual life insurance companies and has changed, as of December 31, 1994, the method of accounting for fixed maturity investments.

DELOITTE & TOUCHE LLP

New York, New York

April 4, 1997

                                    MLIC-1

                   METROPOLITAN LIFE INSURANCE COMPANY

   CONSOLIDATED BALANCE SHEETS DECEMBER 31, 1996 AND 1995 (IN MILLIONS)

                                                        NOTES   1996     1995
                                                        ----- -------- --------
ASSETS
Investments:
 Fixed Maturities:                                      2,12
   Available for Sale, at Estimated Fair Value.........       $ 75,039 $ 76,412
   Held to Maturity, at Amortized Cost.................         11,322   11,340
 Equity Securities..................................... 2,12     2,816    1,749
 Mortgage Loans on Real Estate......................... 2,12    18,964   17,216
 Policy Loans..........................................   12     5,842    5,714
 Real Estate...........................................    2     7,744    8,761
 Real Estate Joint Ventures............................    4       851      753
 Other Limited Partnership Interests...................    4       992      797
 Leases and Leveraged Leases...........................    2     1,883    1,503
 Short-Term Investments................................   12       741    1,769
 Other Invested Assets.................................          2,692    2,651
                                                              -------- --------
   Total Investments...................................        128,886  128,665
Cash and Cash Equivalents..............................   12     2,325    1,930
Deferred Policy Acquisition Costs......................          7,227    6,508
Accrued Investment Income..............................          1,611    1,961
Premiums and Other Receivables.........................          2,916    2,533
Deferred Income Taxes Receivable.......................             37      --
Other Assets...........................................          2,094    2,157
Separate Account Assets................................         43,775   39,384
                                                              -------- --------
   Total Assets........................................       $188,871 $183,138
                                                              ======== ========
LIABILITIES AND EQUITY
LIABILITIES
Future Policy Benefits.................................    5  $ 69,223 $ 68,256
Policyholder Account Balances.......................... 5,12    47,674   48,133
Other Policyholder Funds...............................   12     4,179    4,006
Policyholder Dividends Payable.........................          1,817    1,825
Short- and Long-Term Debt.............................. 9,12     5,365    5,580
Income Taxes Payable:                                      6
 Current...............................................            599      827
 Deferred..............................................            --       230
Other Liabilities......................................          4,632    3,666
Separate Account Liabilities...........................         43,399   38,861
                                                              -------- --------
   Total Liabilities...................................        176,888  171,384
                                                              -------- --------
Commitments and Contingencies (Notes 2, 4 and 10)
EQUITY
Retained Earnings......................................         10,937   10,084
Net Unrealized Investment Gains........................    3     1,028    1,646
Foreign Currency Translation Adjustments...............             18       24
                                                              -------- --------
   Total Equity........................................   13    11,983   11,754
                                                              -------- --------
   Total Liabilities and Equity........................       $188,871 $183,138
                                                              ======== ========

       See accompanying notes to consolidated financial statements.

  The New York State Insurance Department (the "Department") recognizes only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company for determining solvency under the New York Insurance Law. No consideration is given by the Department to financial statements prepared in accordance with generally accepted accounting principles in making such determination.

                                    MLIC-2

                    METROPOLITAN LIFE INSURANCE COMPANY

                    CONSOLIDATED STATEMENTS OF EARNINGS

    FOR THE YEARS ENDED DECEMBER 31, 1996, 1995, AND 1994 (IN MILLIONS)

                                                 NOTES  1996     1995     1994
                                                 ----- -------  -------  -------
REVENUES
Premiums.......................................     5  $11,462  $11,178  $10,078
Universal Life and Investment-Type Product Pol-
 icy Fee Income................................          1,173    1,105      883
Net Investment Income..........................     3    8,848    8,711    8,283
Investment Gains, Net..........................     3      603      199        4
Commissions, Fees and Other Income.............          1,152      741      636
                                                       -------  -------  -------
 Total Revenues................................         23,238   21,934   19,884
                                                       -------  -------  -------
BENEFITS AND OTHER DEDUCTIONS
Policyholder Benefits..........................     5   12,525   11,976   11,179
Interest Credited to Policyholder Account Bal-
 ances.........................................          2,868    3,143    3,040
Policyholder Dividends.........................          1,728    1,786    1,752
Other Operating Costs and Expenses.............          4,711    4,285    3,500
                                                       -------  -------  -------
 Total Benefits and Other Deductions...........         21,832   21,190   19,471
                                                       -------  -------  -------
Earnings from Continuing Operations before In-
 come Taxes....................................          1,406      744      413
Income Taxes...................................     6      482      407      380
                                                       -------  -------  -------
Earnings from Continuing Operations............            924      337       33
                                                       -------  -------  -------
Discontinued Operations:
 (Loss) Earnings from Discontinued Operations
  (Net of Income Tax (Benefit) Expense of $(18)
  in 1996, $32 in 1995 and $54 in 1994)........            (52)     (54)      81
 (Loss) Gain on Disposal of Discontinued Opera-
  tions (Net of Income Tax (Benefit) Expense of
  $(11) in 1996 and $106 in 1995)..............            (19)     416      --
                                                       -------  -------  -------
(Loss) Earnings from Discontinued Operations...            (71)     362       81
                                                       -------  -------  -------
Net Earnings...................................    13  $   853  $   699  $   114
                                                       =======  =======  =======

       See accompanying notes to consolidated financial statements.

                                    MLIC-3

                    METROPOLITAN LIFE INSURANCE COMPANY

                     CONSOLIDATED STATEMENTS OF EQUITY

    FOR THE YEARS ENDED DECEMBER 31, 1996 ,1995 AND 1994 (IN MILLIONS)

                                                 NOTES  1996     1995     1994
                                                 ----- -------  -------  ------
Retained Earnings, Beginning of Year...........        $10,084  $ 9,385  $9,271
Net Earnings...................................            853      699     114
                                                       -------  -------  ------
Retained Earnings, End of Year.................         10,937   10,084   9,385
                                                       -------  -------  ------
Net Unrealized Investment Gains (Losses),
Beginning of Year..............................          1,646     (955)    259
Cumulative Effect of Accounting Change.........     1      --       --   (1,247)
Change in Unrealized Investment (Losses) Gains.           (618)   2,601      33
                                                       -------  -------  ------
Net Unrealized Investment Gains (Losses), End
of Year........................................          1,028    1,646    (955)
                                                       -------  -------  ------
Foreign Currency Translation Adjustments,
Beginning of Year..............................             24      (2)    (17)
Change in Foreign Currency Translation
Adjustments....................................             (6)      26      15
                                                       -------  -------  ------
Foreign Currency Translation Adjustments, End
of Year........................................             18       24     (2)
                                                       -------  -------  ------
Total Equity, End of Year......................    13  $11,983  $11,754  $8,428
                                                       =======  =======  ======

       See accompanying notes to consolidated financial statements.

                                    MLIC-4

                    METROPOLITAN LIFE INSURANCE COMPANY

                   CONSOLIDATED STATEMENTS OF CASH FLOWS

    FOR THE YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994 (IN MILLIONS)

                                                     1996      1995      1994
                                                   --------  --------  --------
Net Cash Provided by Operating Activities......... $  3,688  $  4,823  $  3,980
Cash Flows from Investing Activities:
 Sales, Maturities and Repayments of:
  Fixed Maturities................................   76,117    64,372    47,658
  Equity Securities...............................    2,069       694       795
  Mortgage Loans on Real Estate...................    2,380     3,182     2,684
  Real Estate.....................................    1,948     1,193       688
  Real Estate Joint Ventures......................      410       387       471
  Other Limited Partnership Interests.............      178        42        24
 Purchases of:
  Fixed Maturities................................  (76,225)  (66,693)  (51,073)
  Equity Securities...............................   (2,742)     (781)     (812)
  Mortgage Loans on Real Estate...................   (4,225)   (2,491)   (1,465)
  Real Estate.....................................     (859)     (904)     (773)
  Real Estate Joint Ventures......................     (130)     (285)      (51)
  Other Limited Partnership Interests.............     (307)      (87)     (164)
 Net Change in Short-Term Investments.............    1,028      (634)      198
 Net Change in Policy Loans.......................     (128)     (112)     (393)
 Other, Net.......................................     (438)     (568)     (107)
                                                   --------  --------  --------
Net Cash Used by Investing Activities.............     (924)   (2,685)   (2,320)
                                                   --------  --------  --------
Cash Flows from Financing Activities:
 Policyholder Account Balances
  Deposits........................................   17,167    16,017    15,580
  Withdrawals.....................................  (19,321)  (19,142)  (16,876)
 Additions to Long-Term Debt......................      --        692       148
 Repayments of Long-Term Debt.....................     (284)     (389)     (334)
 Net Increase (Decrease) in Short-Term Debt.......       69       (78)      143
                                                   --------  --------  --------
Net Cash Used by Financing Activities.............   (2,369)   (2,900)   (1,339)
                                                   --------  --------  --------
Change in Cash and Cash Equivalents...............      395      (762)      321
Cash and Cash Equivalents, Beginning of Year......    1,930     2,692     2,371
                                                   --------  --------  --------
Cash and Cash Equivalents, End of Year............ $  2,325  $  1,930  $  2,692
                                                   ========  ========  ========
Supplemental Cash Flow Information:
 Interest Paid.................................... $    310  $    280  $    257
                                                   ========  ========  ========
 Income Taxes Paid................................ $    497  $    283  $    161
                                                   ========  ========  ========

       See accompanying notes to consolidated financial statements.

                                    MLIC-5

                    METROPOLITAN LIFE INSURANCE COMPANY

    FOR THE YEARS ENDED DECEMBER 31, 1996, 1995, AND 1994 (IN MILLIONS)

                                                       1996     1995     1994
                                                      -------  -------  ------
Net Earnings......................................... $   853  $   699  $  114
Adjustments to Reconcile Net Earnings to Net Cash
 Provided by Operating Activities:
  Change in Deferred Policy Acquisition Costs, Net...    (391)    (376)   (538)
  Change in Accrued Investment Income................     350     (191)    (70)
  Change in Premiums and Other Receivables...........    (106)     (29)   (458)
  Undistributed (Income) Loss of Real Estate Joint
   Ventures and Other Limited Partnerships...........     100      (95)    150
  Gains from Sale of Investments and Businesses, Net.    (573)    (721)     (4)
  Depreciation and Amortization Expenses.............     (18)      30     (25)
  Interest Credited to Policyholder Account Balances.   2,868    3,143   3,040
  Universal Life and Investment-Type Product Policy
   Fee Income........................................  (1,173)  (1,105)   (883)
  Change in Future Policy Benefits...................   2,149    2,332   2,089
  Change in Other Policyholder Funds.................     181      (66)     65
  Change in Policyholder Dividends Payable...........      (8)      11     (55)
  Change in Income Taxes Payable.....................    (134)     327     503
  Other, Net.........................................    (410)     864      52
                                                      -------  -------  ------
Net Cash Provided by Operating Activities............ $ 3,688  $ 4,823  $3,980
                                                      =======  =======  ======

       See accompanying notes to consolidated financial statements.

                                    MLIC-6

                   METROPOLITAN LIFE INSURANCE COMPANY

                NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

 BUSINESS

  Metropolitan Life Insurance Company ("MetLife") and its subsidiaries (collectively, the "Company") principally provide life insurance and annuity products and pension, pension-related and investment-related services to individuals, corporations and other institutions. The Company also provides nonmedical health, disability and property and casualty insurance and offers investment management, investment advisory, and commercial finance services.

 BASIS OF PRESENTATION AND PRINCIPLES OF CONSOLIDATION

  The accompanying consolidated financial statements have been prepared in conformity with generally accepted accounting principles ("GAAP"). The New York State Insurance Department (the "Department") recognizes only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company for determining solvency under the New York Insurance Law. No consideration is given by the Department to financial statements prepared in accordance with GAAP in making such determination.

  The accompanying consolidated financial statements include the accounts of MetLife and its subsidiaries, partnerships and joint venture interests in which MetLife has control. Other equity investments in affiliated companies, partnerships and joint ventures are generally reported on the equity basis. Significant intercompany transactions and balances have been eliminated in consolidation.

  Minority interest related to subsidiaries, partnership and joint venture interests that are consolidated amounted to $149 million and $137 million at December 31, 1996 and 1995, respectively, and is included in other liabilities. Minority interest in earnings of $30 million, $22 million and $5 million in 1996, 1995 and 1994, respectively, is included in other operating costs and expenses.

  In August 1996, MetLife completed a merger with New England Mutual Life Insurance Company ("The New England") whereby The New England was merged directly into MetLife. The merger was accounted for as a pooling of interest and, accordingly, the accompanying consolidated financial statements include the accounts and operations of The New England for all periods.

  Prior to 1996, MetLife, as a mutual life insurance company, prepared its financial statements in conformity with accounting practices prescribed or permitted by the Department (statutory financial statements), which accounting practices were considered to be GAAP for a mutual life insurance company. In 1996, MetLife adopted Interpretation No. 40, Applicability of Generally Accepted Accounting Principles to Mutual Life Insurance and Other Enterprises (the "Interpretation"), and Statement of Financial Accounting Standards ("SFAS") No. 120, Accounting and Reporting by Mutual Life Insurance Enterprises and by Insurance Enterprises for Certain Long Duration Participating Policies (the "Standard"), of the Financial Accounting Standards Board ("FASB"). The Interpretation and the Standard required mutual life insurance companies to adopt all standards promulgated by the FASB in their general purpose financial statements. The financial statements of MetLife for 1995 and 1994 have been retroactively restated to reflect the adoption of all applicable authoritative GAAP pronouncements. The effect of such adoption, except for SFAS No. 115, "Accounting for Certain Investments in Debt and Equity Securities," has been reflected in equity at January 1, 1994 (see Note
13).

  As of December 31, 1994, the Company adopted SFAS No. 115, which expanded the use of fair value accounting for those securities that a company does not have positive intent and ability to hold to maturity. Implementation of SFAS No. 115 decreased consolidated equity at December 31, 1994, by $1,247 million, net of deferred income taxes, amounts attributable to participating pension contractholders and adjustments of deferred policy acquisition costs and future policy benefits. In 1995, the FASB issued implementation guidance for SFAS No. 115 and permitted companies a one-time opportunity, through December 31, 1995, to reassess the appropriateness of the classification of all securities held at that time. On December 31, 1995, the Company transferred $3,058 million of securities classified as held to maturity to the available for sale portfolio. As a result, consolidated equity at December 31, 1995, increased by

                                    MLIC-7

$135 million, excluding the effects of deferred income taxes, amounts attributable to participating pension contractholders and adjustments of deferred policy acquisition costs and future policy benefits.

VALUATION OF INVESTMENTS

  Fixed maturity securities for which the Company has the positive intent and ability to hold to maturity are stated principally at amortized cost and include bonds and redeemable preferred stock. All other fixed maturity securities are classified as available for sale and are reported at estimated fair value. Equity securities are stated principally at estimated fair value and include common stocks and nonredeemable preferred stocks. Unrealized investment gains and losses on fixed maturity securities available for sale and equity securities are reported as a separate component of equity. Such amounts are net of related deferred income taxes, amounts attributable to participating pension contractholders and adjustments of deferred policy acquisition costs and future policy benefits relating to unrealized gains on available for sale securities. Costs of fixed maturity and equity securities are adjusted for impairments in value deemed to be other than temporary. All security transactions are recorded on a trade date basis.

  Mortgage loans in good standing are carried at outstanding principal balances less unaccreted discounts. Mortgage loans are considered impaired when, based on current information and events, it is probable that the Company will be unable to collect all amounts due according to the contract terms of the loan agreement. When the Company determines that a loan is impaired, an allowance for loss is established for the difference between the carrying value of the mortgage loan and the estimated fair value. Estimated fair value is based on either the present value of expected future cash flows discounted at the loan's effective interest rate, the loan's observable market price or the fair value of the collateral. The provision for losses is reported as a realized investment loss. Mortgage loans deemed to be uncollectible are charged against the allowance for losses and subsequent recoveries, if any, are credited to the allowance for losses.

  Investment real estate, including real estate acquired in satisfaction of debt, is generally stated at depreciated cost (or amortized cost for capital leases). At the date of foreclosure, real estate acquired in satisfaction of debt is recorded at estimated fair value. Cost is adjusted for impairment whenever events or changes in circumstances indicate that the carrying amount of the investment may not be recoverable. In performing the review for recoverability, management estimates future cash flows expected from real estate investments including proceeds on disposition. If the sum of such expected future cash flows (undiscounted and without interest charges) is less than the carrying amount of the real estate, an impairment loss is recognized. Measurement of impairment losses is based on the estimated fair market value of the real estate, which is generally computed using the present value of expected future cash flows discounted at a rate commensurate with underlying risks. Real estate investments that management intends to sell in the near term are reported at the lower of cost or estimated fair market value less allowances for the estimated cost of sales. Changes in allowances relating to real estate to be disposed of and impairments of real estate are reported as realized investment gains or losses.

  Depreciation, including charges relating to capital leases, of real estate is computed using the straight-line method over the estimated useful lives of the properties, which generally range from 20 to 40 years or the terms of the lease, if shorter. Accumulated depreciation and amortization on real estate was $2,109 million and $2,187 million at December 31, 1996 and 1995, respectively. Depreciation and amortization expense totaled $348 million, $427 million and $356 million for the years ended December 31, 1996, 1995 and 1994, respectively.

  Policy loans are stated at unpaid principal balances. Short-term investments are stated at amortized cost, which approximates fair value.

  The Company acts as the lessor of equipment in both direct financing and operating lease transactions. At lease commencement, the Company records the aggregate future minimum lease payments due, the estimated residual value of the leased equipment and unearned lease income for direct financing leases. The unearned lease income represents the excess of aggregate future minimum lease receipts plus the estimated residual value over the cost of the leased equipment or its net capitalized value. Lease income is recognized over the term of the lease in a manner which reflects a level yield on the net investment in the lease. Certain origination fees and costs are deferred and recognized over the term of the lease using the interest method. For operating lease transactions, the cost of equipment or its net realizable value is depreciated on a straight-line basis over its estimated economic life and lease income is recorded as earned.

                                    MLIC-8

  The Company participates in leasing transactions in which it supplies only a portion of the purchase price, but generally has the entire equity interest in the equipment and rentals receivable (leveraged leases). These interests, however, are subordinated to the interests of the lenders supplying the nonequity portion of the repurchase price. The financing is generally in the form of long-term debt that provides for no recourse against the Company and is collateralized by the property. The investment in leveraged leases is recorded net of the nonrecourse debt. Revenue, including related tax benefits, is recorded over the term of the lease at a level rate of return. Management regularly reviews residual values and writes down residuals to expected values as needed.

 INVESTMENT RESULTS

  Realized investment gains and losses are determined by specific identification and are presented as a component of revenues. Valuation allowances are netted against asset categories to which they apply and provisions for losses for investments are included in investment gains and losses.

 PROPERTY AND EQUIPMENT

  Property and equipment and leasehold improvements are included in other assets, and are stated at cost, less accumulated depreciation and amortization. Depreciation, including charges relating to capitalized leases, is provided using the straight-line or sum of the years digits methods over the estimated useful lives of the assets, which generally range from 20 to 40 years for real estate and five to 15 years or the term of the lease, if shorter, for all other property and equipment. Amortization of leasehold improvements is provided using the straight-line method over the lesser of the term of the lease or the estimated useful life of the improvements.

 RECOGNITION OF INCOME AND EXPENSES

  Premiums from traditional life and annuity policies with life contingencies are generally recognized as income when due. Benefits and expenses are matched with such income so as to result in the recognition of profits over the life of the contract. This match is accomplished by means of the provision for liabilities for future policy benefits and the deferral and subsequent amortization of policy acquisition costs.

  For contracts with a single premium, or limited number of premium payments due over a significantly shorter period of time than the total period over which benefits are provided ("limited payment contracts"), premiums are recorded as income when due with any excess profit deferred and recognized in income in a constant relationship to insurance in force or, for annuities, the amount of expected future benefit payments.

  Premiums from nonmedical health contracts are recognized as income on a pro rata basis over the contract terms.

  Premiums from universal life and investment-type contracts are reported as deposits to policyholder account balances. Revenues from these contracts consist of amounts assessed during the period against policyholder account balances for mortality, policy administration and surrender charges. Policy benefits and claims that are charged to expenses include benefit claims incurred in the period in excess of related policyholder account balances and interest credited to policyholder account balances.

  Property and liability premiums are generally recognized as revenue on a pro rata basis over the policy term. Unearned premiums are included in other liabilities and are computed principally by the monthly pro rata method.

 DEFERRED POLICY ACQUISITION COSTS

  The costs of acquiring new business, principally commissions, agency and policy issue expenses, all of which vary with and are primarily related to the production of new business, have been deferred. Deferred policy acquisition costs are subject to recoverability testing at the time of policy issue and loss recognition testing at the end of each accounting period.

  Deferred policy acquisition costs are amortized over 40 years for participating traditional life and 30 years for universal life and investment-type products as a constant percentage of estimated gross margins or profits arising principally from surrender charges and interest, mortality and expense margins based on historical and anticipated

                                    MLIC-9
future experience, updated regularly. The effects of revisions to experience on previous amortization of deferred policy acquisition costs are reflected in earnings in the period estimated gross margins or profits are revised.

  For nonparticipating traditional life and annuity policies with life contingencies, deferred policy acquisition costs are amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums are estimated at the date of policy issue and are consistently applied during the life of the contracts. Deviations from estimated experience are reflected in earnings in the period such deviations occur. For these contracts, the amortization periods generally are for the estimated life of the policy.

  For nonmedical health insurance contracts, deferred policy acquisition costs are amortized over the life of the contracts (generally 10 years) in proportion to anticipated premium revenue at the time of issue.

  For property and liability insurance, deferred policy acquisition costs are amortized over the terms of policies or reinsurance treaties.

 VALUE OF INSURANCE BUSINESS ACQUIRED AND GOODWILL

  The cost of insurance acquired of $358 million and $381 million at December 31, 1996 and 1995, respectively, and the excess of purchase price over the fair value of net assets acquired of $17 million and $22 million at December 31, 1996 and 1995, respectively, are included in other assets. The cost of insurance acquired is being amortized over the expected policy or contract duration in relation to the present value of estimated gross profits from such policies and contracts. Accumulated amortization of cost of insurance acquired was $48 million and $18 million at December 31, 1996 and 1995, respectively, and related amortization expense was $30 million, $27 million and $2 million for the years ended December 31, 1996, 1995 and 1994, respectively. The excess of purchase price over the fair value of assets acquired is being amortized generally over a 10 year period using the straight-line method. Accumulated amortization of cost in excess of net assets acquired was $48 million and $43 million at December 31, 1996 and 1995, respectively, and related amortization expense was $5 million, $5 million and $6 million for the years ended December 31, 1996, 1995 and 1994, respectively.

 FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES

  Future policy benefit liabilities for participating traditional life insurance policies are equal to the aggregate of net level premium reserves for death and endowment policy benefits, the liability for terminal dividends and premium deficiency reserves. The net level premium reserve is calculated based on the nonforfeiture interest rate, ranging from 2.5 percent to 7.0 percent, and mortality rates guaranteed in calculating the cash surrender values described in such contracts. Premium deficiency reserves are established, if necessary, when the liabilities for future policy benefits plus the present value of expected future gross premiums are insufficient to provide for expected future policy benefits and expenses after deferred policy acquisition costs are written off.

  Future policy benefit liabilities for traditional annuities during the accumulation period are equal to accumulated contractholder fund balances and, after annuitization, are equal to the present value of expected future payments. Interest rates used in establishing future policy benefit liabilities range from 2.5 percent to 7.0 percent for life insurance policies and 6.0 percent to 8.25 percent for annuity contracts.

  Policyholder account balances for universal life and investment-type contracts are equal to the policy account values. The policy account values represent an accumulation of gross premium payments plus credited interest less expense and mortality charges and withdrawals.

  Benefit liabilities for nonmedical health insurance are calculated using the net level premium method and assumptions as to future morbidity, withdrawals and interest, which provide a margin for adverse deviation. Benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest.

  For property and liability insurance, the liability for unpaid reported losses is based on a case by case or overall estimate using the Company's past experience. A provision is also made for losses incurred but not reported on the basis of estimates and past experience.

                                    MLIC-10

 INCOME TAXES

  MetLife and its eligible life insurance and nonlife insurance subsidiaries file a consolidated federal income tax return. The future tax consequences of temporary differences between financial reporting and tax basis of assets and liabilities are measured as of the balance sheet dates and are recorded as deferred tax assets or liabilities.

 SEPARATE ACCOUNT OPERATIONS

  Separate Accounts are established in conformity with insurance laws and are generally not chargeable with liabilities that arise from any other business of the Company. Separate Account assets are subject to general account claims only to the extent the value of such assets exceeds the Separate Account liabilities. Separate Account assets and liabilities also include assets and liabilities relating to unit-linked products sold in the United Kingdom.

  Investments held in the Separate Accounts (stated at estimated fair market value) and liabilities of the Separate Accounts (including participants' corresponding equity in the Separate Accounts) are reported separately as assets and liabilities. Deposits to Separate Accounts are reported as increases in Separate Account liabilities and are not reported in revenues. Mortality, policy administration and surrender charges to all Separate Accounts are included in revenues.

 POLICYHOLDER DIVIDENDS

  The amount of policyholder dividends to be paid is determined annually by the Board of Directors. The aggregate amount of policyholder dividends is related to actual interest, mortality, morbidity and expense experience for the year and management's judgment as to the appropriate level of statutory surplus to be retained by the Company.

 CASH AND CASH EQUIVALENTS

  Cash and cash equivalents includes cash on hand, amounts due from banks and highly liquid debt instruments purchased with an original maturity of three months or less.

 CONSOLIDATED STATEMENTS OF CASH FLOWS--NON CASH TRANSACTIONS

  For the years ended December 31, 1996, 1995 and 1994, respectively, real estate of $189 million, $429 million and $273 million was acquired in satisfaction of debt. At December 31, 1996 and 1995, the Company owned real estate acquired in satisfaction of debt of $456 million and $649 million, respectively. During 1995 and 1994, respectively, the company assumed liabilities of $1,573 million and $88 million and received assets of $1,573 million and $86 million through assumption of certain businesses from other insurance companies.

 DISCONTINUED OPERATIONS

  In January 1995, the Company contributed its group medical benefits businesses to a corporate joint venture, The MetraHealth Companies, Inc. ("MetraHealth"). In October 1995, the Company sold its investment in MetraHealth to United HealthCare Corporation. For its interest in MetraHealth, the Company received $485 million face amount of United HealthCare Corporation convertible preferred stock and $326 million in cash (including additional consideration of $50 million in 1996). The sale resulted in an aftertax loss of $36 million in 1996 and an aftertax gain of $372 million in 1995. Operating losses in 1996 related principally to the finalization of the transfer of group medical contracts to MetraHealth. The Company also has the right to receive from United HealthCare Corporation up to approximately $169 million in cash based on the 1997 consolidated financial results of United HealthCare Corporation.

  During 1995, the company also sold its real estate brokerage, mortgage banking and mortgage administration operations for an aggregate consideration of $251 million (including additional cash consideration of $25 million in 1996), resulting in aftertax gains of $17 million in 1996 and $44 million in 1995.

  These operations are accounted for as discontinued operations and, accordingly, are segregated in the accompanying consolidated statements of earnings.

                                    MLIC-11

 FOREIGN CURRENCY TRANSLATION

  Assets and liabilities of foreign operations and subsidiaries are translated at the exchange rate in effect at year end. Revenues and benefits and other expenses are translated at the average rate prevailing during the year. Translation adjustments arising from the use of differing exchange rates from period to period are charged or credited directly to equity.

 ESTIMATES

  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2. INVESTMENTS

 FIXED MATURITY AND EQUITY SECURITIES

  The cost or amortized cost, gross unrealized gain and loss and estimated fair value of fixed maturity and equity securities, by category, are shown below.

HELD TO MATURITY SECURITIES--DECEMBER 31, 1996 (in millions)

                                                  GROSS UNREALIZED
                                       AMORTIZED -------------------  ESTIMATED
                                         COST      GAIN      LOSS     FAIR VALUE
                                       --------- ---------  ------    ----------
Fixed Maturities:
 Bonds:
  U. S. Treasury securities and
   obligations of U. S. government
   corporations and agencies.......... $    48    $      3             $    51
  States and political subdivisions...       58          1                  59
  Foreign governments.................      260          5                 265
  Corporate...........................    7,520        236 $      64     7,692
  Mortgage-backed securities..........      689          1        16       674
  Other...............................    2,746         85        24     2,807
                                        -------   -------- ---------   -------
   Total bonds........................   11,321        331       104    11,548
 Redeemable preferred stocks..........        1        --        --          1
                                        -------   -------- ---------   -------
   Total Fixed Maturities.............  $11,322   $    331 $     104   $11,549
                                        =======   ======== =========   =======

HELD TO MATURITY SECURITIES--DECEMBER 31, 1995 (in millions)

Fixed Maturities:
 Bonds:
  U. S. Treasury securities and
   obligations of U. S. government
   corporations and agencies.......... $    63    $      3             $    66
  States and political subdivisions...       57        --                   57
  Foreign governments.................      194         10                 204
  Corporate...........................    8,039        398 $      33     8,404
  Mortgage-backed securities..........      860          5        31       834
  Other...............................    2,126        128         5     2,249
                                        -------   -------- ---------   -------
   Total bonds........................   11,339        544        69    11,814
 Redeemable preferred stocks..........        1        --        --          1
                                        -------   -------- ---------   -------
   Total Fixed Maturities.............  $11,340       $544 $      69   $11,815
                                        =======   ======== =========   =======

                                    MLIC-12

AVAILABLE FOR SALE SECURITIES--DECEMBER 31, 1996 (in millions)

                                                             GROSS
                                                          UNREALIZED
                                                          -----------
                                                                      ESTIMATED
                                                AMORTIZED               FAIR
                                                  COST     GAIN  LOSS   VALUE
                                                --------- ------ ---- ---------
Fixed Maturities:
 Bonds:
  U. S. Treasury securities and obligations of
   U. S. government corporations and agencies..  $12,949  $  901 $128  $13,722
  States and political subdivisions............      536      13    1      548
  Foreign governments..........................    2,597     266    6    2,857
  Corporate....................................   32,520   1,102  294   33,328
  Mortgage-backed securities...................   21,200     407   91   21,516
  Other........................................    2,511      90   30    2,571
                                                 -------  ------ ----  -------
  Total bonds..................................   72,313   2,779  550   74,542
 Redeemable preferred stocks...................      500     --     3      497
                                                 -------  ------ ----  -------
  Total Fixed Maturities.......................  $72,813  $2,779 $553  $75,039
                                                 =======  ====== ====  =======
Equity Securities:
 Common stocks.................................  $ 1,882  $  648 $ 55  $ 2,475
 Nonredeemable preferred stocks................      371      51   81      341
                                                 -------  ------ ----  -------
  Total Equity Securities......................  $ 2,253  $  699 $136  $ 2,816
                                                 =======  ====== ====  =======

AVAILABLE FOR SALE SECURITIES--DECEMBER 31, 1995 (in millions)

Fixed Maturities:
 Bonds:
  U. S. Treasury securities and obligations
   of U. S. government corporations and agencies.... $15,963 $2,194 $  4 $18,153
  States and political subdivisions.................      54      1   --      55
  Foreign governments...............................   1,851    195   --   2,046
  Corporate.........................................  29,742  1,905  124  31,523
  Mortgage-backed securities........................  21,255    707   28  21,934
  Other.............................................   1,788    235    7   2,016
                                                     ------- ------ ---- -------
  Total bonds.......................................  70,653  5,237  163  75,727
Redeemable preferred stocks.........................     593     95    3     685
                                                     ------- ------ ---- -------
Total Fixed Maturities.............................. $71,246 $5,332 $166 $76,412
                                                     ======= ====== ==== =======
Equity Securities:
 Common stocks...................................... $ 1,372 $  389 $134 $ 1,627
 Nonredeemable preferred stocks.....................     167      2   47     122
                                                     ------- ------ ---- -------
  Total Equity Securities........................... $ 1,539 $  391 $181 $ 1,749
                                                     ======= ====== ==== =======

                                    MLIC-13

  The amortized cost and estimated fair value of bonds classified as held to maturity, by contractual maturity, are shown below.

                                                      AMORTIZED ESTIMATED
                                                        COST    FAIR VALUE
                                                      --------- ----------
      DECEMBER 31, 1996 (in millions)
      Due in one year or less........................  $   389   $   391
      Due after one year through five years..........    3,317     3,413
      Due after five years through 10 years..........    5,444     5,562
      Due after 10 years.............................    1,482     1,508
                                                       -------   -------
       Subtotal......................................   10,632    10,874
      Mortgage-backed securities.....................      689       674
                                                       -------   -------
        Total........................................  $11,321   $11,548
                                                       =======   =======

  The amortized cost and estimated fair value of bonds classified as available for sale, by contractual maturity, are shown below.

                                                      AMORTIZED ESTIMATED
                                                        COST    FAIR VALUE
                                                      --------- ----------
      DECEMBER 31, 1996 (in millions)
      Due in one year or less........................  $ 1,842   $ 1,844
      Due after one year through five years..........   13,659    13,957
      Due after five years through 10 years..........   15,729    16,228
      Due after 10 years.............................   19,883    20,997
                                                       -------   -------
       Subtotal......................................   51,113    53,026
      Mortgage-backed securities.....................   21,200    21,516
                                                       -------   -------
        Total........................................  $72,313   $74,542
                                                       =======   =======

Bonds not due at a single maturity date have been included in the above tables in the year of final maturity. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without prepayment penalties.

MORTGAGE LOANS

  Mortgage loans are collateralized by properties principally located throughout the United States and Canada. At December 31, 1996, approximately 16 percent and 7 percent of the properties were located in California and Illinois, respectively. Generally, the Company (as the lender) requires that a minimum of one-fourth of the purchase price of the underlying real estate be paid by the borrower.

  The mortgage loan investments were categorized as follows:

                                                                      1996  1995
                                                                      ----  ----
DECEMBER 31
Office buildings.....................................................  30%   32%
Retail...............................................................  19%   18%
Residential..........................................................  16%   17%
Agricultural.........................................................  18%   16%
Other................................................................  17%   17%
                                                                      ---   ---
  Total.............................................................. 100%  100%
                                                                      ===   ===

  Many of the Company's real estate joint ventures have loans with the Company. The carrying values of such mortgages were $869 million and $1,164 million at December 31, 1996 and 1995, respectively.

                                    MLIC-14

  Mortgage loan valuation allowances and changes thereto are shown below.

                                                               1996  1995  1994
                                                               ----  ----  ----
DECEMBER 31 (in millions)
Balance, beginning of year.................................... $466  $483  $569
Additions charged to income...................................  144   107    89
Deductions for writedowns and dispositions.................... (166) (124) (175)
                                                               ----  ----  ----
Balance, end of year.......................................... $444  $466  $483
                                                               ====  ====  ====

  Impaired mortgage loans and related valuation allowances are as follows:

                                                                  1996    1995
                                                                 ------  ------
DECEMBER 31 (in millions)
Impaired mortgage loans with valuation allowances............... $1,677  $2,028
Impaired mortgage loans with no valuation allowances............    165     389
                                                                 ------  ------
Recorded investment in impaired mortgage loans..................  1,842   2,417
Valuation allowances............................................   (427)   (449)
                                                                 ------  ------
Net impaired mortgage loans..................................... $1,415  $1,968
                                                                 ======  ======

  During the years ended December 31, 1996 and 1995, the Company's average recorded investment in impaired mortgage loans was $2,113 million and $2,365 million, respectively. Interest income recognized on these impaired mortgage loans totaled $122 million and $169 million for the years ended December 31, 1996 and 1995, respectively. Interest income earned on loans where the collateral value is used to measure impairment is recorded on a cash basis. Interest income on loans, where the present value method is used to measure impairment, is accrued on the net carrying value amount of the loan at the interest rate used to discount the cash flows.

 REAL ESTATE

  Real Estate valuation allowances and changes thereto are shown below.

                                                               1996  1995  1994
                                                               ----  ----  ----
YEARS ENDED DECEMBER 31 (in millions)
Balance, beginning of year.................................... $743  $622  $674
Additions charged to income...................................  127   358    82
Deductions for writedowns and dispositions.................... (341) (237) (134)
                                                               ----  ----  ----
Balance, end of year.......................................... $529  $743  $622
                                                               ====  ====  ====

  The above table does not include valuation reserves of $118 million, $167 million and $95 million at December 31, 1996, 1995 and 1994, respectively, relating to investments in real estate joint ventures.

  Prior to 1996, the Company established valuation allowances for impaired real estate investments. During 1996, $150 million of valuation allowances relating to real estate held for investment were applied as writedowns to specific properties. The balance in the real estate valuation allowance at December 31, 1996, relates to properties that management has committed to a plan of sale. The carrying value, net of valuation allowances, of properties committed to a plan of sale was $1,844 million at December 31, 1996. Net investment income relating to such properties was $60 million for the year ended December 31, 1996.

                                    MLIC-15

 LEASES AND LEVERAGED LEASES

  The Company's investment in direct financing leases and leveraged leases is summarized below.

                               DIRECT FINANCING     LEVERAGED
                                    LEASES           LEASES          TOTAL
                               ------------------  ------------  --------------
                                 1996      1995     1996   1995   1996    1995
                               --------  --------  ------  ----  ------  ------
DECEMBER 31 (in millions)
Investment.................... $  1,247  $  1,054  $  507  $298  $1,754  $1,352
Estimated Residual Values.....      238       231     543   445     781     676
                               --------  --------  ------  ----  ------  ------
 Total........................    1,485     1,285   1,050   743   2,535   2,028
Unearned Income...............     (336)     (295)   (316) (230)   (652)   (525)
                               --------  --------  ------  ----  ------  ------
Net Investment................ $  1,149  $    990  $  734  $513  $1,883  $1,503
                               ========  ========  ======  ====  ======  ======

  The investment amounts set forth above are due primarily in monthly installments. The payment periods generally range from three to eight years, but in certain circumstances are as long as 20 years. Average yields range from 7 percent to 12 percent. These receivables are generally collateralized by the related property.

Scheduled aggregate receipts for the investment and estimated residual values in direct financing leases are:

                                                      DIRECT
                                                     FINANCING RESIDUALS TOTAL
                                                     --------- --------- ------
YEAR ENDING DECEMBER 31 (in millions)
  1997..............................................  $  236     $ 20    $  256
  1998..............................................     209        9       218
  1999..............................................     189       25       214
  2000..............................................     167       26       193
  2001..............................................     128       23       151
Thereafter..........................................     318      135       453
                                                      ------     ----    ------
Total...............................................  $1,247     $238    $1,485
                                                      ======     ====    ======

  Historical collection experience indicates that a portion of the above amounts will be paid prior to contractual maturity. Accordingly, the future receipts, as shown above, should not be regarded as a forecast of future cash flow.

FINANCIAL INSTRUMENTS

  The Company has a securities lending program whereby large blocks of securities are loaned to third parties, primarily major brokerage firms. Company policy requires a minimum of 102 percent of the fair value of the loaned securities to be separately maintained as collateral for the loans. The collateral is recorded in memorandum records and is not reflected in the accompanying consolidated balance sheets. To further minimize the credit risks related to this lending program, the Company regularly monitors the financial condition of counterparties to these agreements.

  The Company engages in a variety of derivative transactions. Certain derivatives, such as forwards, futures, options and swaps, which do not themselves generate interest or dividend income, are acquired or sold in order to hedge or reduce risks applicable to assets held, or expected to be purchased or sold, and liabilities incurred or expected to be incurred. The Company may also sell covered call options for income generation purposes from time to time. The Company does not engage in trading of these derivatives.

  Derivative financial instruments involve varying degrees of market risk resulting from changes in the volatility of interest rates, foreign currency exchange rates or market values of the underlying financial instruments. The Company's risk of loss is typically limited to the fair value of these instruments and not by the notional or contractual amounts which reflect the extent of involvement but not necessarily the amounts subject to risk. Credit risk arises from

                                    MLIC-16
the possible inability of counterparties to meet the terms of the contracts. Credit risk due to counterparty nonperformance associated with these instruments is the unrealized gain, if any, reflected by the fair value of such instruments.

  During the three year period ended December 31, 1996, the Company employed several ongoing derivatives strategies. The Company entered into a number of anticipatory hedges using securities forwards, futures and interest rate swaps to limit the interest rate exposure of investments expected to be acquired or sold within one year. The Company also executed swaps and foreign currency forwards to hedge, including on an anticipatory basis, the foreign currency risk of foreign currency denominated investments. The Company also used interest rate swaps and forwards to reduce risks from changes in interest rates and exposures arising from mismatches between assets and liabilities. In addition, the Company has used interest rate caps to reduce the market and interest rate risks relating to certain assets and liabilities.

  Income and expenses related to derivatives used to hedge or manage risks are recorded on the accrual basis as an adjustment to the yield of the related securities over the periods covered by the derivative contracts. Gains and losses relating to early terminations of interest rate swaps used to hedge or manage interest rate risk are deferred and amortized over the remaining period originally covered by the swap. Gains and losses relating to derivatives used to hedge the risks associated with anticipated transactions are deferred and utilized to adjust the basis of the transaction once it has closed. If it is determined that the transaction will not close, such gains and losses are included in realized investment gains and losses.

ASSETS ON DEPOSIT

  As of December 31, 1996 and 1995, the Company had assets on deposit with regulatory agencies of $4,062 million and $3,917 million, respectively.

3. INVESTMENT INCOME AND INVESTMENT GAINS

  The sources of investment income are as follows:

                                                          1996    1995    1994
                                                         ------  ------  ------
YEARS ENDED DECEMBER 31 (in millions)
Fixed maturities........................................ $6,042  $6,006  $5,682
Equity securities.......................................     60      45      53
Mortgage loans on real estate...........................  1,523   1,501   1,573
Policy loans............................................    399     394     359
Real estate.............................................  1,647   1,833   1,870
Real estate joint ventures..............................     21      41     (99)
Other limited partnership interests.....................     70      23      40
Leases and leveraged leases.............................    135     113      92
Cash, cash equivalents and short-term investments.......    214     231     146
Other investment income.................................    281     326     337
                                                         ------  ------  ------
Gross investment income................................. 10,392  10,513  10,053
Investment expenses..................................... (1,544) (1,802) (1,770)
                                                         ------  ------  ------
Investment income, net.................................. $8,848  $8,711  $8,283
                                                         ======  ======  ======

                                    MLIC-17

  Investment gains (losses), including changes in valuation allowances, are summarized as follows:

                                                        1996    1995    1994
                                                       ------  ------  -------
YEARS ENDED DECEMBER 31 (in millions)
Fixed maturities...................................... $  234  $  621  $   (97)
Equity securities.....................................     78      (5)     141
Mortgage loans on real estate.........................    (86)    (51)     (41)
Real estate...........................................    165    (375)     (20)
Real estate joint ventures............................    206     (16)      18
Other limited partnership interests...................     82     117       28
Other.................................................    (76)    (92)     (25)
                                                       ------  ------  -------
Investment gains, net................................. $  603  $  199  $     4
                                                       ======  ======  =======
  Proceeds from the sales of bonds classified as available for sale during
1996, 1995 and 1994 were $74,580 million, $58,537 million and $43,903 million, respectively. During 1996, 1995 and 1994, respectively, gross gains of $1,069 million, $1,013 million and $642 million and gross losses of $842 million, $402 million and $719 million were realized on those sales. Proceeds from the sale of bonds classified as held to maturity during 1996, 1995 and 1994 were $1,281 million, $1,806 million and $1,797 million, respectively. During 1996, 1995 and
1994, respectively, gross gains of $10 million, $17 million and $9 million and gross losses of $1 million, $4 million and $13 million were realized on those sales. Sales of held to maturity bonds were principally due to prepayments and callable features on privately placed bonds.
  The net unrealized investment gains (losses), which are included in the consolidated balance sheets as a component of equity, and the changes for the corresponding years are summarized as follows:
                                                        1996    1995    1994
                                                       ------  ------  -------
DECEMBER 31 (in millions)
Balance, end of year, comprised of:
 Unrealized investment gains (losses) on:
  Fixed maturities.................................... $2,226  $5,166  $(2,328)
  Equity securities...................................    563     210       41
  Other...............................................    474     380      378
                                                       ------  ------  -------
                                                        3,263   5,756   (1,909)
 Amounts of unrealized investment gains (losses) at-
  tributable to:
  Participating pension contracts.....................     (9)   (350)     (92)
  Loss recognition.................................... (1,219) (2,064)      (1)
  Deferred policy acquisition cost allowances.........   (420)   (748)     499
  Deferred income tax (expense) benefit...............   (587)   (948)     548
                                                       ------  ------  -------
Balance, end of year.................................. $1,028  $1,646  $  (955)
                                                       ======  ======  =======

                                                         1996    1995    1994
                                                        ------  ------  ------
YEARS ENDED DECEMBER 31 (in millions)
Balance, beginning of year:............................ $1,646  $ (955) $  259
 Change in unrealized investment gains (losses)........ (2,493)  7,665      50
 Unrealized loss at date of adoption of SFAS No. 115...     --      --  (2,449)
 Change in unrealized investment gains (losses)
 attributable to:
  Participating pension contracts......................    341    (258)    (86)
  Loss recognition.....................................    845  (2,063)     21
  Deferred policy acquisition cost allowances..........    328  (1,247)    550
  Deferred income tax (expense) benefit................    361  (1,496)    700
                                                        ------  ------  ------
Balance, end of year................................... $1,028  $1,646  $ (955)
                                                        ======  ======  ======

                                    MLIC-18

4. REAL ESTATE JOINT VENTURES AND OTHER LIMITED PARTNERSHIP INTERESTS

  Summarized combined financial information of real estate joint ventures and other limited partnership interests accounted for under the equity method, in which the Company has an investment of $10 million or greater and an equity interest of 10 percent or greater, is as follows:

                                                                    1996   1995
                                                                   ------ ------
DECEMBER 31 (in millions)
Assets:
 Investments in real estate, at depreciated cost.................. $1,030 $1,409
 Investments in securities, generally at estimated fair value.....    621    534
 Cash and cash equivalents........................................     37     33
 Other............................................................  1,030  1,005
                                                                   ------ ------
Total assets...................................................... $2,718 $2,981
                                                                   ====== ======
Liabilities:
 Borrowed funds--third party...................................... $  243 $  264
 Borrowed funds--MetLife..........................................     69    133
 Other............................................................    915    933
                                                                   ------ ------
Total liabilities.................................................  1,227  1,330
                                                                   ------ ------
Partners' Capital................................................. $1,491 $1,651
                                                                   ====== ======
MetLife equity in partners' capital included above................ $  786 $1,103
                                                                   ====== ======

                                                              1996  1995  1994
                                                              ----  ----  ----
YEARS ENDED DECEMBER 31 (in millions)
Operations:
 Revenues of real estate joint ventures...................... $275  $364  $357
 Revenues of other limited partnerships interests............  297   417   287
 Interest expense--third party...............................  (11)  (26)  (24)
 Interest expense--MetLife...................................  (19)  (31)  (27)
 Other expenses.............................................. (411) (501) (499)
                                                              ----  ----  ----
Net earnings................................................. $131  $223  $ 94
                                                              ====  ====  ====
MetLife earnings from real estate joint ventures and other
 limited partnership interests
 included above.............................................. $ 34  $ 28  $  9
                                                              ====  ====  ====

5. REINSURANCE AND OTHER INSURANCE TRANSACTIONS

  In the normal course of business, the Company assumes and cedes insurance with other insurance companies. The accompanying consolidated statements of earnings are presented net of reinsurance ceded.

  The effect of reinsurance on premiums earned is as follows:

                                                       1996     1995     1994
                                                      -------  -------  -------
YEARS ENDED DECEMBER 31 (in millions)
Direct premiums...................................... $12,569  $11,944  $11,309
Reinsurance assumed..................................     508      812      227
Reinsurance ceded....................................  (1,615)  (1,578)  (1,458)
                                                      -------  -------  -------
Net premiums earned.................................. $11,462  $11,178  $10,078
                                                      =======  =======  =======

  Policyholder benefits in the accompanying consolidated statements of earnings are presented net of reinsurance recoveries of $1,667 million, $1,523 million and $1,328 million for the years ended December 31, 1996, 1995 and 1994, respectively. Premiums and other receivables in the accompanying consolidated balance sheets include reinsurance recoverables of $700 million and $458 million at December 31, 1996 and 1995, respectively.


                                    MLIC-19

  A contingent liability exists with respect to reinsurance ceded should the reinsurers be unable to meet their obligations.

  The Company acquired, in part through reinsurance effective in January 1995, group life, dental, disability, accidental death and dismemberment, vision and long-term care insurance businesses for $403 million, $53 million of which was paid in 1994. In January 1995, the Company received assets with a fair market value equal to the $1,565 million of liabilities assumed under the reinsurance agreements. The reinsured contracts converted to Company contracts at policy anniversary dates.

  Activity in the liability for unpaid losses and loss adjustment expenses relating to property and casualty and group accident and nonmedical health policies and contracts is summarized as follows:

                                                          1996    1995    1994
                                                         ------  ------  ------
YEARS ENDED DECEMBER 31 (in millions)
Balance at January 1.................................... $3,296  $2,670  $2,553
 Less reinsurance recoverables..........................    214     104      88
                                                         ------  ------  ------
Net balance at January 1................................  3,082   2,566   2,465
                                                         ------  ------  ------
Incurred related to:
 Current year...........................................  2,951   3,420   2,831
 Prior years............................................   (114)    (68)    (75)
                                                         ------  ------  ------
Total incurred..........................................  2,837   3,352   2,756
                                                         ------  ------  ------
Paid related to:
 Current year...........................................  1,998   2,053   1,887
 Prior years............................................    791     783     768
                                                         ------  ------  ------
Total paid..............................................  2,789   2,836   2,655
                                                         ------  ------  ------
Net balance at December 31..............................  3,130   3,082   2,566
 Plus reinsurance recoverables..........................    215     214     104
                                                         ------  ------  ------
Balance at December 31.................................. $3,345  $3,296  $2,670
                                                         ======  ======  ======

  The Company has exposure to catastrophes, which are an inherent risk of the property and casualty insurance business and could contribute to material fluctuations in the Company's results of operations. The Company uses excess of loss and quota share reinsurance arrangements to reduce its catastrophe losses and provide diversification of risk.

6. INCOME TAXES

  Income tax expense for U.S. operations has been calculated in accordance with the provisions of the Internal Revenue Code, as amended (the "Code"). Under the Code, the amount of Federal income tax expense incurred by mutual life insurance companies includes an equity tax calculated by a prescribed formula that incorporates a differential earnings rate between stock and mutual life insurance companies.

  MetLife and its eligible subsidiaries file a consolidated U. S. income tax return and separate income tax returns as required. The Company uses the liability method of accounting for income taxes. Income tax provisions are based on income reported for financial statement purposes. Deferred income taxes arise from the recognition of temporary differences between income determined for financial reporting purposes and taxable income.

                                    MLIC-20

INCOME TAX EXPENSE (BENEFIT) OF CONTINUING OPERATIONS

                                                          CURRENT DEFERRED TOTAL
                                                          ------- -------- -----
1996 (in millions)
Federal..................................................  $346     $ 66   $412
State and local..........................................    25        6     31
Foreign..................................................    27       12     39
                                                           ----     ----   ----
  Total..................................................  $398     $ 84   $482
                                                           ====     ====   ====
1995 (in millions)
Federal..................................................  $241     $ 65   $306
State and local..........................................    52        3     55
Foreign..................................................    22       24     46
                                                           ----     ----   ----
  Total..................................................  $315     $ 92   $407
                                                           ====     ====   ====
1994 (in millions)
Federal..................................................  $443     $(95)  $348
State and local..........................................    15       (5)    10
Foreign..................................................    17        5     22
                                                           ----     ----   ----
  Total..................................................  $475     $(95)  $380
                                                           ====     ====   ====

Reconciliations of the differences between income taxes of continuing operations computed at the federal statutory tax rates and consolidated provisions for income taxes are as follows:

                                                              1996   1995  1994
                                                             ------  ----  ----
YEARS ENDED DECEMBER 31 (in millions)
Income before taxes........................................  $1,406  $744  $413
Income tax rate............................................      35%   35%   35%
                                                             ------  ----  ----
Expected income tax expense at federal statutory income tax
rate.......................................................     492   260   145
Tax effect of:
 Tax exempt investment income..............................     (18)   (9)   (9)
 Differential earnings amount..............................      38    67   206
 State and local income taxes..............................      23    37     5
 Foreign operations........................................      (7)   25     3
 Tax credits...............................................     (15)  (15)   --
 Prior year taxes..........................................     (46)   (3)    3
 Other, net................................................      15    45    27
                                                             ------  ----  ----
Income tax expense.........................................  $  482  $407  $380
                                                             ======  ====  ====

  The deferred tax asset or liability recorded on the consolidated balance sheets represents the future tax effects of the temporary differences between the tax basis of assets and liabilities and their amounts for financial reporting. Significant components of deferred tax assets relate to policyholder liabilities and unrealized investment losses. The major items associated with deferred tax liabilities relate to policy acquisition costs, the excess of tax over financial statement depreciation, and unrealized investment gains.

  As of December 31, 1996, the net deferred tax asset includes a benefit of $18 million resulting from foreign net operating loss carryforwards from several foreign affiliates. This benefit is offset by a valuation allowance of $18 million. The valuation allowance reflects management's assessment, based on available information, that it is more likely than not that the deferred tax asset for foreign net operating loss carryforwards will not be realized. The benefit will be recognized when management believes that it is more likely than not that the deferred tax asset is realizable.

  As of December 31, 1996, the deferred tax asset includes a benefit of $12 million resulting from U.S. tax basis net operating loss carryforwards of $34 million. Subject to statutory limitations, these carryforwards are available to offset taxable income through the year 2011.


                                    MLIC-21

7. EMPLOYEE BENEFIT PLANS

 PENSION PLANS

  The Company has defined benefit pension plans covering all eligible employees and sales representatives of MetLife and certain of its subsidiaries. The Company is both the sponsor and administrator of these plans. Retirement benefits are based on years of credited service and final average earnings history.

  Components of the net periodic pension cost for the defined benefit qualified and nonqualified pension plans are as follows:

                                                               1996  1995  1994
                                                               ----  ----  ----
YEARS ENDED DECEMBER 31 (in millions)
Service cost.................................................. $ 77  $ 62  $ 93
Interest cost on projected benefit obligation.................  232   222   216
Actual return on assets....................................... (273) (280) (246)
Net amortization and deferrals................................  (12)  (13)  (28)
                                                               ----  ----  ----
Net periodic pension cost..................................... $ 24  $ (9) $ 35
                                                               ====  ====  ====

  The funded status of the qualified and nonqualified defined benefit pension plans and a comparison of the accumulated benefit obligation, plan assets and projected benefit obligation are as follows:

                                            1996                   1995
                                   ---------------------- ----------------------
                                   OVERFUNDED UNDERFUNDED OVERFUNDED UNDERFUNDED
                                   ---------- ----------- ---------- -----------
DECEMBER 31 (in millions)
Actuarial present value of
obligations:
 Vested..........................    $2,756      $135       $2,682      $121
 Nonvested.......................        38       --            43         1
                                     ------      ----       ------      ----
Accumulated benefit obligation...    $2,794      $135       $2,725      $122
                                     ======      ====       ======      ====
Projected benefit obligation.....    $3,084      $184       $3,047      $166
Plan assets (principally Company
 investment contracts) at
 contract value..................     3,495       133        3,236       117
                                     ------      ----       ------      ----
Plan assets in excess of (less
 than) projected benefit obliga-
 tion............................       411       (51)         189       (49)
Unrecognized prior service cost..       165       --            71        (4)
Unrecognized net (loss) gain from
 past experience different from
 that assumed....................        (5)       38          351        43
Unrecognized net asset at transi-
 tion............................      (172)       (4)        (206)       (5)
                                     ------      ----       ------      ----
Prepaid (accrued) pension cost at
 December 31.....................    $  399      $(17)      $  405      $(15)
                                     ======      ====       ======      ====

  The weighted average discount rate used in determining the actuarial present value of the projected benefit obligation ranged from 7.25 percent to 8.0 percent for 1996 and 7.25 percent to 8.5 percent for 1995. The weighted average assumed rate of increase in future compensation levels ranged from 4.0 percent to 8.0 percent in 1996 and 1995. The assumed long-term rate of return on assets used in determining the net periodic pension cost ranged from 8.0 percent to 8.5 percent in 1996 and 8.0 percent to 9.5 percent in 1995. In addition, several other factors, such as expected retirement dates and mortality, enter into the determination of the actuarial present value of the accumulated benefit obligation.

SAVINGS AND INVESTMENT PLANS

  The Company sponsors savings and investment plans available for substantially all employees under which the Company matches a portion of employee contributions. During 1996, 1995 and 1994, the Company contributed $42 million, $49 million and $53 million, respectively, to the plans.

                                    MLIC-22

OTHER POSTRETIREMENT BENEFITS

  The Company also provides certain postretirement health care and life insurance benefits for retired employees through insurance contracts. Substantially all of the Company's employees may, in accordance with the plans applicable to such benefits, become eligible for these benefits if they attain retirement age, with sufficient service, while working for the Company.

  The following table sets forth the postretirement health care and life insurance plans' combined status reconciled with the amount included in the Company's consolidated balance sheets.

                                                                 1996    1995
                                                                ------  ------
DECEMBER 31 (in millions)
Accumulated postretirement benefit obligation:
 Retirees...................................................... $1,170  $1,223
 Fully eligible active employees...............................    135     111
 Active employees not eligible to retire.......................    378     366
                                                                ------  ------
  Total........................................................  1,683   1,700
Plan assets (Company insurance contracts) at contract value....    897     804
                                                                ------  ------
Plan assets less than accumulated postretirement benefit obli-
 gation........................................................   (786)   (896)
Unrecognized net (loss) gain from past experience different
 from that assumed and from
 changes in assumptions........................................    (20)    108
                                                                ------  ------
Accrued nonpension postretirement benefit cost at December 31.. $ (806) $ (788)
                                                                ======  ======

  The components of the net periodic nonpension postretirement benefit cost are as follows:

                                                               1996  1995  1994
                                                               ----  ----  ----
YEARS ENDED DECEMBER 31 (in millions)
Service cost.................................................. $ 41  $28   $ 43
Interest cost on accumulated postretirement benefit obliga-
 tion.........................................................  127  115    122
Actual return on plan assets (Company insurance contracts)....  (58) (63)   (56)
Net amortization and deferrals................................    2   (9)    (1)
                                                               ----  ---   ----
Net periodic nonpension postretirement benefit cost........... $112  $71   $108
                                                               ====  ===   ====

  The assumed health care cost trend rate used in measuring the accumulated nonpension postretirement benefit obligation was generally 9.5 percent in 1996, gradually decreasing to 5.25 percent over 12 years and 10.0 percent in 1995 decreasing to 5.25 percent over 12 years. The weighted average discount rate used in determining the accumulated postretirement benefit obligation ranged from 7.0 percent to 7.75 percent at December 31, 1996 and was 7.25 percent at December 31, 1995.

  If the health care cost trend rate assumptions were increased 1.0 percent, the accumulated postretirement benefit obligation as of December 31, 1996 would be increased 9.0 percent. The effect of this change on the sum of the service and interest cost components of the net periodic postretirement benefit cost for the year ended December 31, 1996, would be an increase of
13.0 percent.

8. LEASES

 LEASE INCOME ON REAL ESTATE

  During 1996, 1995 and 1994, the Company received $1,658 million, $1,523 million and $1,538 million, respectively, in lease income related to its wholly owned real estate portfolio. In accordance with industry practice, certain of the Company's lease agreements with retail tenants result in income that is contingent on the level of the tenants' sales revenues. At December 31, 1996, the minimum future rental income on noncancelable operating leases for wholly owned investments in real estate is $853 million, $783 million, $695 million, $607 million and $526 million for 1997 and each of the succeeding four years, respectively, and $1,609 million thereafter.

                                    MLIC-23

 LEASE EXPENSE

  The Company has entered into various lease agreements for office space, data processing and other equipment. Future gross minimum rental payments under noncancelable leases for 1997 and the succeeding four years are $129 million, $110 million, $91 million, $70 million and $55 million, respectively, and $74 million thereafter. Minimum future sublease rental income on these noncancelable leases is $30 million, $25 million, $32 million, $23 million and $17 million for 1997 and the succeeding four years, respectively, and $45 million thereafter.

9. DEBT

  Debt consisted of the following:

                                                                    1996   1995
                                                                   ------ ------
DECEMBER 31 (in millions)
6.300% surplus notes scheduled to mature on November 1, 2003.....  $  396 $  395
7.000% surplus notes scheduled to mature on November 1, 2005.....     248    248
7.700% surplus notes scheduled to mature on November 1, 2015.....     197    197
7.450% surplus notes scheduled to mature on November 1, 2023.....     296    296
7.875% surplus notes scheduled to mature on February 15, 2024....     148    148
7.800% surplus notes scheduled to mature on November 1, 2025.....     248    247
Mortgage debt, due 1997 through 2015, interest rates ranging from
7.25% to 10.25%..................................................      96    187
Other............................................................     425    627
                                                                   ------ ------
 Total long-term debt............................................   2,054  2,345
Short-term debt..................................................   3,311  3,235
                                                                   ------ ------
 Total...........................................................  $5,365 $5,580
                                                                   ====== ======

  Payments of interest and principal on the surplus notes may be made only with the prior approval of the Superintendent of Insurance of the State of New York ("Superintendent"). Subject to the prior approval of the Superintendent, the 7.45 percent surplus notes may be redeemed, as a whole or in part, at the election of the Company at any time on or after November 1, 2003.

  At December 31, 1996, aggregate maturities of the long-term debt based on required principal payments at maturity for 1997 and the succeeding four years amounted to $72 million, $22 million, $106 million, $38 million and $9 million, respectively, and $1,828 million thereafter.

  As of December 31, 1996, the Company had unused lines of credit under agreements with various banks having a principal amount of $1,821 million.

10. CONTINGENCIES

  Litigation seeking compensatory and/or punitive damages relating to the marketing by the Company of individual life insurance (including putative class and individual actions) has been instituted by or on behalf of policyholders and others, and additional litigation relating to the Company's life insurance marketing may be commenced in the future. In addition, an investigation into certain life insurance marketing, which was commenced by the Office of the United States Attorney for the Middle District of Florida, in conjunction with a grand jury, as early as 1994, has not been terminated.

  Numerous litigation, claims and assessments against the Company, in addition to the aforementioned, have arisen in the course of the Company's business, operations and activities. In certain of these matters, including actions with multiple plaintiffs, very large and/or indeterminate amounts, including punitive and treble damages, are sought.

  While it is not feasible to predict or determine the ultimate outcome of all pending investigations and legal proceedings or to make a meaningful estimate of the amount or range of loss that could result from an unfavorable outcome in all such matters, it is the opinion of the Company's management that their outcome, after consideration of the provisions made in the Company's financial statements, is not likely to have a material adverse effect on the Company's financial position.

                                    MLIC-24

11. OTHER OPERATING COSTS AND EXPENSES

  Other operating costs and expenses consisted of the following:

                                                          1996    1995    1994
                                                         ------  ------  ------
YEARS ENDED DECEMBER 31 (in millions)
Compensation costs...................................... $1,813  $1,607  $1,553
Commissions.............................................    722     853     700
Interest and debt issue costs...........................    311     285     264
Amortization of policy acquisition costs................    637     684     601
Capitalization of policy acquisition costs.............. (1,028) (1,060) (1,062)
Rent expense, net of sublease...........................    180     184     179
Restructuring charges...................................     18      88     --
Other...................................................  2,058   1,644   1,265
                                                         ------  ------  ------
 Total.................................................. $4,711  $4,285  $3,500
                                                         ======  ======  ======

  During 1996 and 1995, the Company recorded restructuring charges primarily related to the consolidation of administration and agency sales force leased office space and costs relating to workforce reductions.

12. FAIR VALUE INFORMATION

  The estimated fair value amounts of financial instruments presented below have been determined by the Company using market information available as of December 31, 1996 and 1995, and appropriate valuation methodologies. However, considerable judgment is necessarily required to interpret market data to develop the estimates of fair value for financial instruments for which there are no available market value quotations.

  The estimates presented below are not necessarily indicative of the amounts the Company could have realized in a market exchange. The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts.

                                                                       ESTIMATED
                                                    NOTIONAL CARRYING    FAIR
                                                     AMOUNT   VALUE      VALUE
                                                    -------- --------  ---------
DECEMBER 31, 1996 (in millions)
Assets
 Fixed maturities..................................          $86,361    $86,588
 Equity securities.................................            2,816      2,816
 Mortgage loans on real estate.....................           18,964     19,342
 Policy loans......................................            5,842      5,796
 Short-term investments............................              741        741
 Cash and cash equivalents.........................            2,325      2,325
Liabilities
 Policyholder account balances.....................           30,470     30,611
 Short- and long-term debt.........................            5,365      5,331
Other financial instruments
 Interest rate swaps...............................  $1,242      --         (14)
 Interest rate caps................................   1,946       20         14
 Foreign currency swaps............................     207      --         (23)
 Foreign currency forwards.........................     151        3          3
 Covered call options..............................      25       (2)        (2)
 Unused lines of credit............................   1,821      --           1

                                    MLIC-25

                                                                       ESTIMATED
                                                    NOTIONAL CARRYING    FAIR
                                                     AMOUNT   VALUE      VALUE
                                                    -------- --------  ---------
DECEMBER 31, 1995 (in millions)
Assets
 Fixed maturities..................................          $87,752    $88,227
 Equity securities.................................            1,749      1,749
 Mortgage loans on real estate.....................           17,216     18,161
 Policy loans......................................            5,714      5,884
 Short-term investments............................            1,769      1,769
 Cash and cash equivalents.........................            1,930      1,930
Liabilities
 Policyholder account balances.....................           31,595     31,974
 Short- and long-term debt.........................            5,580      5,594
Other financial instruments
 Interest rate swaps...............................  $2,031      (29)       (40)
 Interest rate caps................................   2,711       32         15
 Foreign currency swaps............................      89       --          4
 Foreign currency forwards.........................     121        1          1
 Covered call options..............................      25       (2)        (2)
 Futures contracts.................................   1,402      (19)       --
 Unused lines of credit............................   1,645      --           1

  For fixed maturities that are publicly traded, estimated fair value was obtained from an independent market pricing service. Publicly traded fixed maturities represented approximately 80 percent of the estimated fair value of the total fixed maturities as of December 31, 1996 and 1995. For all other bonds, estimated fair value was determined by management, based primarily on interest rates, maturity, credit quality and average life. Included in fixed maturities are loaned securities with estimated fair values of $7,293 million and $8,418 million at December 31, 1996 and 1995, respectively. Estimated fair values of equity securities were generally based on quoted market prices. Estimated fair values of mortgage loans were generally based on discounted projected cash flows using interest rates offered for loans to borrowers with comparable credit ratings and for the same maturities. Estimated fair values of policy loans were based on discounted projected cash flows using U.S. Treasury rates to approximate interest rates and Company experience to project patterns of loan accrual and repayment. For cash and cash equivalents and short-term investments, the carrying amount is a reasonable estimate of fair value.

  The fair values for policyholder account balances are estimated using discounted projected cash flows, based on interest rates being offered for similar contracts with maturities consistent with those remaining for the contracts being valued.

  The estimated fair value of short- and long-term debt was determined using rates currently available to the Company for debt with similar terms and remaining maturities.

  For interest rate and foreign currency swaps, interest rate caps, foreign currency forwards, covered call options and futures contracts, estimated fair value is the amount at which the contracts could be settled based on estimates obtained from dealers. The estimated fair values of unused lines of credit were based on fees charged to enter into similar agreements.

                                    MLIC-26

13. STATUTORY FINANCIAL INFORMATION

  The FASB Interpretation and the FASB Standard referred to in Note 1 required mutual life insurance companies to adopt all standards promulgated by the FASB in their general purpose financial statements. The effect (except for the adoption of SFAS No. 115 in 1994) of applying the Interpretation and the Standard is as follows:

                                 (IN MILLIONS)
      DECEMBER 31, 1993
      statutory surplus:
       MetLife historical......     $ 6,406
       The New England
       historical..............         401
       Adjustments to conform
       statutory accounting
       policies................        (315)
                                    -------
                                      6,492
      Adjustments to GAAP:
         Future policy benefits
       and policyholder account
       balances................      (3,975)
       Deferred policy
       acquisition costs.......       6,142
       Deferred income taxes...       1,032
       Valuation of
       investments.............      (2,216)
       Statutory asset
       valuation reserves......       1,743
       Statutory interest
       maintenance reserve.....         962
       Surplus notes...........        (629)
       Other, net..............         (38)
                                    -------
      January 1, 1994, equity..     $ 9,513
                                    =======

  The following reconciles net change in statutory surplus and statutory surplus determined in accordance with accounting practices prescribed or permitted by insurance regulatory authorities with net earnings and equity on a GAAP basis.

                                                              1996  1995  1994
                                                              ----  ----  -----
YEARS ENDED DECEMBER 31 (in millions)
Net change in statutory surplus:
 MetLife historical.......................................... $366  $260  $(102)
 The New England historical..................................  --     (8)   231
 Adjustments to conform statutory accounting policies........  --    (23)   (65)
                                                              ----  ----  -----
                                                               366   229     64
Adjustments to GAAP:
 Future policy benefits and policyholder account balances.... (165)  (17)  (464)
 Deferred policy acquisition costs...........................  391   376    461
 Deferred income taxes.......................................  (74)  (97)    47
 Valuation of investments....................................  (84)  106    (53)
 Statutory asset valuation reserves..........................  599    30    313
 Statutory interest maintenance reserve......................   19   284    (58)
 Surplus notes...............................................  --   (622)  (148)
 Other, net.................................................. (199)  410    (48)
                                                              ----  ----  -----
 Net Earnings................................................ $853  $699  $ 114
                                                              ====  ====  =====

                                    MLIC-27

                                                                1996     1995
                                                               -------  -------
December 31 (in millions).....................................
Statutory surplus:
 MetLife historical........................................... $ 7,151  $ 6,564
 The New England historical...................................     --       624
 Adjustments to conform statutory accounting policies.........     --      (403)
                                                               -------  -------
                                                                 7,151    6,785
 Adjustments to GAAP:
  Future policy benefits and policyholder account balances....  (5,742)  (6,781)
  Deferred policy acquisition costs...........................   7,227    6,508
  Deferred income taxes.......................................     264      (28)
  Valuation of investments....................................     610    3,070
  Statutory asset valuation reserves..........................   2,684    2,085
  Statutory interest maintenance reserve......................   1,208    1,189
  Surplus notes...............................................  (1,393)  (1,391)
  Other, net..................................................     (26)     317
                                                               -------  -------
 Equity....................................................... $11,983  $11,754
                                                               =======  =======

                                    MLIC-28

                        THE NEW ENGLAND VARIABLE ACCOUNT

PART C. OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements

  The following financial statements of the Registrant are included in Part B of this Post-Effective Amendment on Form N-4:

     Statement of Assets and Liabilities as of December 31, 1996.

     Statement of Operations for the years ended December 31, 1996 and 1995.

     Statement of Changes in Net Assets for the years ended December 31, 1996 and 1995.

     Notes to Financial Statements.

  The following financial statements of the Depositor are included in Part B of this Post-Effective Amendment on Form N-4:

     Consolidated Balance Sheets as of December 31, 1996 and 1995.

     Consolidated Statements of Earnings for the years ended December 31, 1996, 1995 and 1994.

     Consolidated Statements of Equity for the years ended December 31, 1996, 1995 and 1994.

     Consolidated Statements of Cash Flow for the years ended December 31, 1996, 1995 and 1994.

     Notes to Financial Statements

(b) Exhibits

  (1) (i) Resolutions of the Board of Directors of New England Mutual Life Insurance Company authorizing the Registrant are incorporated herein by reference to the Registration Statement on Form N-4 (No. 333-11131) filed on August 30, 1996.

     (ii) Resolutions of the Depositor adopting the Registrant as a separate account are incorporated herein by reference to the Registration Statement on Form N-4 (No. 333-11131) filed on August 30, 1996.

  (2) None

  (3) (i) Distribution Agreement is incorporated herein by reference to the Registration Statement on Form N-4 (No. 333-11131) filed on August 30, 1996.

     (ii) Forms of Selling Agreement with other broker-dealers are incorporated herein by reference to Pre-Effective Amendment No. 1 (July 7, 1988) and Post-Effective Amendment No. 8 (February 23, 1993) to Registration Statement on Form N-4 (No. 33-17377).

  (4) (i) Form of New England Mutual Life Insurance Company Variable Annuity Contract, Application and Riders, is incorporated herein by reference to Post-Effective Amendment No. 1 to the Registration Statement on Form N-4 (No. 33-17377) filed on April 28, 1989.

     (ii) Form of New England Mutual Life Insurance Company Contract Loan Endorsement is incorporated by reference to Post-Effective Amendment No. 3 to the Registration Statement on Form N-4 (No. 33-17377) filed on April 27, 1990.

     (iii) Forms of New England Mutual Life Insurance Company Endorsements (Fixed Account, Individual Retirement Annuity, Tax-Sheltered Annuity and Death of Owner) are incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement on Form N-4 (No. 33-17377) filed on March 1, 1991.

                                     III-1

     (iv) Forms of New England Mutual Life Insurance Company Endorsements (New Contract Loan, Benefits for Disability of Annuitant) are incorporated herein by reference to Post-Effective Amendment No. 6 to the Registration Statement on Form N-4 (No. 33-17377) filed on February 25, 1992.

     (v) Form of Metropolitan Life Insurance Company Endorsement to New England Mutual Life Insurance Company Variable Annuity Contract (See (4)(i) above) is incorporated herein by reference to the Registration Statement on Form N-4 (No. 333-11131) filed on August 30, 1996.

     (vi) Metropolitan Life Insurance Company Variable Annuity Contract and Application are incorporated herein by reference to the Registration Statement on Form N-4 (No. 333-11131) filed on August 30, 1996.

     (vii) Forms of Metropolitan Life Insurance Company Endorsements (Fixed Account, Contract Loans, Tax-Sheltered Annuity, Periodic Reports and Postponement of Surrender) are incorporated herein by reference to the Registration Statement on Form N-4 (No. 333-11131) filed on August 30, 1996.

  (5) (i) For New England Mutual Life Insurance Company Application, see (4)(i) above.

     (ii) For Metropolitan Life Insurance Company Application, see (4)(vi) above.

  (6) (i) Charter and By-Laws of Metropolitan Life Insurance Company are incorporated herein by reference to the Registration Statement on Form N-4 (No. 333-11131) filed on August 30, 1996.

     (ii) By-Laws Amendment is incorporated herein by reference to the Registration Statement on Form N-4 (No. 333-11131) filed on August 30, 1996.

  (7) None

  (8) (i) Administrative Services Agreement is incorporated herein by reference to the Registration Statement on Form N-4 (No. 333-11131) filed on August 30, 1996.

     (ii) Participation Agreement Among Variable Insurance Products Fund, Fidelity Distributors Corporation and New England Mutual Life Insurance Company is incorporated by reference to Post-Effective Amendment No. 10 to Registration Statement on Form N-4 (No. 33-17377) filed on March 2, 1994.

     (iii) Amendment No. 1 to Participation Agreement Among Variable Insurance Products Fund, Fidelity Distributors Corporation and New England Mutual Life Insurance Company is incorporated by reference to Post-Effective Amendment No. 15 to Registration Statement on Form N-4 (No. 33-17377) filed on April 1, 1996.

     (iv) Assignment of Participation Agreement from New England Mutual Life Insurance Company to Metropolitan Life Insurance Company is incorporated herein by reference to the Registration Statement on Form N-4 (No. 333-11131) filed on August 30, 1996.

  (9) Opinion and consent of Christopher P. Nicholas, Esq.

  (10) (i) Consent of Coopers & Lybrand, L.L.P.

     (ii) Consent of Deloitte & Touche LLP.

     (iii) Consent of Sutherland, Asbill & Brennan, L.L.P.

  (11) None

  (12) None

  (13) Schedule of computations for performance quotations is incorporated by reference to Post-Effective Amendment No. 14 to Registration Statement on Form N-4 (No. 33-17377) filed on October 28, 1994.

  (14) Powers of Attorney. Additional Powers of Attorney are incorporated herein by reference to the Registration Statement on Form N-4 (No. 333-11131) filed on August 30, 1996.

  (27) Financial Data Schedule

                                     III-2

ITEM 25. DIRECTORS AND OFFICERS OF THE DEPOSITOR.




                            PRINCIPAL OCCUPATION &       POSITIONS AND OFFICES
         NAME                  BUSINESS ADDRESS             WITH DEPOSITOR
         ----               ----------------------       ---------------------
Curtis H. Barnette  .   Chairman and Chief Executive    Director
                        Officer,
                        Bethlehem Steel Corporation,
                        1170 Eighth Avenue,
                        Martin Tower 2118,
                        Bethlehem, PA 18016-7699.

Gerald Clark  . . . .   Senior Executive                Director
                        Vice-President and
                        Chief Investment Officer,
                        Metropolitan Life Insurance
                        Company,
                        One Madison Avenue,
                        New York, NY 10010.

Joan Ganz Cooney  . .   Chairman, Executive Committee,  Director
                        Children's Television
                        Workshop,
                        One Lincoln Plaza,
                        New York, NY 10023.

Burton A. Dole, Jr. .   Chairman of the Board,          Director
                        Nelicor Puritan Bennett,
                        2200 Faraday Avenue,
                        Carlsbad, CA 92008-7208.

James R. Houghton . .   Retired Chairman of the Board   Director
                        and Chief Executive Officer,
                        Corning Incorporated,
                        80 East Market Street, 2nd
                        floor
                        Corning, NY 14830.

Harry P. Kamen  . . .   Chairman, President             Chairman, President,
                        and Chief Executive Officer,     Chief Executive
                        Metropolitan Life Insurance      Officer and Director
                        Company,
                        One Madison Avenue,
                        New York, NY 10010.

Helene L. Kaplan  . .   Of Counsel, Skadden, Arps,      Director
                        Slate,
                        Meagher and Flom,
                        919 Third Avenue,
                        New York, NY 10022.

Charles H. Leighton .   Chairman and Chief Executive    Director
                        Officer,
                        CHL Group, Inc.,
                        524 Main Street,
                        Acton, MA 01720.

Richard J. Mahoney  .   Chairman of the Executive       Director
                        Committee,
                        Monsanto Company--Mail Zone
                        N3L,
                        800 N. Lindbergh Blvd.,
                        St. Louis, MO 63167.




                                     III-3

                            PRINCIPAL OCCUPATION &       POSITIONS AND OFFICES
         NAME                  BUSINESS ADDRESS             WITH DEPOSITOR
         ----               ----------------------       ---------------------
Allen E. Murray . . .   Retired Chairman of the Board   Director
                        and
                        Chief Executive Officer,
                        Mobil Corporation,
                        P.O. Box 2072,
                        New York, NY 10163.

John J. Phelan, Jr. .   Retired Chairman and            Director
                        Chief Executive Officer,
                        New York Stock Exchange,
                        P.O. Box 312,
                        Mill Neck, NY 11765.

John B. M. Place  . .   Former Chairman of the Board,   Director
                        Crocker National Corporation,
                        111 Sutter Street, 4th Fl.,
                        San Francisco, CA 94104.

Hugh B. Price . . . .   President and Chief Executive   Director
                        Officer,
                        National Urban League, Inc.,
                        500 East 62nd Street,
                        New York, NY 10021.

Robert G. Schwartz  .   Retired Chairman of the Board,  Director
                        President and Chief Executive
                        Officer,
                        Metropolitan Life Insurance
                        Company,
                        200 Park Avenue, Suite 5700,
                        New York, NY 10166.

Ruth J.
 Simmons, PH.D. . . .   President,                      Director
                        Smith College,
                        College Hall 20,
                        North Hampton, MA 01063.

William S. Sneath . .   Retired Chairman of the Board,  Director
                        Union Carbide Corporation,
                        41 Leeward Lane,
                        Riverside, CT 06878.

William C.
 Steere, Jr.  . . . .   Chairman of the Board           Director
                        and Chief Executive Officer
                        Pfizer, Inc.
                        235 East 42nd Street
                        New York, NY 10016




                                     III-4

  Set forth below is a list of certain principal officers of Metropolitan Life. The principal business address of each officer of Metropolitan Life is One Madison Avenue, New York, New York 10010.




    NAME OF OFFICER                 POSITION WITH METROPOLITAN LIFE
    ---------------                 -------------------------------
Harry P. Kamen . . . .   Chairman, President and Chief Executive Officer
Gerald Clark . . . . .   Senior Executive Vice-President and Chief Investment
                          Officer
Stewart G. Nagler  . .   Senior Executive Vice-President & Chief Financial
                          Officer
Gary A. Beller . . . .   Executive Vice-President and General Counsel
Robert H. Benmosche  .   Executive Vice-President
C. Robert Henrikson  .   Executive Vice-President
Jeffrey J. Hodgman . .   Executive Vice-President
David A. Levene  . . .   Executive Vice-President
John D.
 Moynahan, Jr. . . . .   Executive Vice-President
Catherine A. Rein  . .   Executive Vice-President
William J. Toppeta . .   Executive Vice-President
John H. Tweedie  . . .   Executive Vice-President
Richard M. Blackwell .   Senior Vice-President
James B. Digney  . . .   Senior Vice-President
William T. Friedewald,
 M.D.. . . . . . . . .   Senior Vice-President
Ira Friedman . . . . .   Senior Vice-President
Frederick P. Hauser  .   Senior Vice-President & Controller
Anne E. Hayden . . . .   Senior Vice-President
Sibyl C. Jacobson  . .   Senior Vice-President
Joseph W. Jordan . . .   Senior Vice-President
Nicholas D. Latrenta .   Senior Vice-President
Leland C.
 Launer, Jr. . . . . .   Senior Vice-President
Terence I. Lennon  . .   Senior Vice-President
James L. Lipscomb  . .   Senior Vice-President
James M. Logan . . . .   Senior Vice-President
Francis P. Lynch . . .   Senior Vice-President
Dominick A. Prezzano .   Senior Vice-President
Joseph A. Reali  . . .   Senior Vice-President
Vincent P. Reusing . .   Senior Vice-President
Felix Schirripa  . . .   Senior Vice-President
Robert E.
 Sollmann, Jr. . . . .   Senior Vice-President
Thomas L. Stapleton  .   Senior Vice-President & Tax Director
James F. Stenson . . .   Senior Vice-President
Stanley J. Talbi . . .   Senior Vice-President
Richard R. Tarte . . .   Senior Vice-President
Arthur G. Typermass  .   Senior Vice-President & Treasurer
James A. Valentino . .   Senior Vice-President
Judy E. Weiss  . . . .   Senior Vice-President and Chief Actuary
Richard F. Wiseman . .   Senior Vice-President
Harvey M. Young  . . .   Senior Vice-President
Louis J. Ragusa  . . .   Vice-President and Secretary



                                     III-5

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT.

  The registrant is a separate account of Metropolitan Life Insurance Company under the New York Insurance law. Under said law the assets allocated to the separate account are the property of Metropolitan Life Insurance Company. No person has the direct or indirect power to control Metropolitan Life Insurance Company. As a mutual life insurance company, Metropolitan Life Insurance Company has no stockholders. Its Board of Directors is elected in accordance with New York Insurance Law by Metropolitan's policyholders, whose policies or contracts have been in force for at least one year. Each such policyholder has only one vote, irrespective of the number of policies or contracts held and the amount thereof. The following diagram indicates those persons who are controlled by or under common control with Metropolitan Life Insurance Company:


           ORGANIZATIONAL STRUCTURE OF METROPOLITAN AND SUBSIDIARIES
                            AS OF DECEMBER 31, 1996

  The following is a list of subsidiaries of Metropolitan Life Insurance Company ("Metropolitan") as of December 31, 1996. Those entities which are listed at the left margin (labelled with capital letters) are direct subsidiaries of Metropolitan. Unless otherwise indicated, each entity which is indented under another entity is a subsidiary of such indented entity and, therefore, an indirect subsidiary of Metropolitan. Certain inactive subsidiaries have been omitted from the Metropolitan Organizational listing. The voting securities (excluding directors' qualifying shares, if any) of the subsidiaries listed are 100% owned by their respective parent corporations, unless otherwise indicated. The jurisdiction of domicile of each subsidiary listed is set forth in the parenthetical following such subsidiary.

A. Metropolitan Tower Corp. (Delaware)

  1. Metropolitan Property and Casualty Insurance Company (Rhode Island)

     a. Metropolitan Group Property and Casualty Insurance Company (Rhode
        Island)

        i. Metropolitan Reinsurance Company (U.K.) Limited (Great Britain)

     b. Metropolitan Casualty Insurance Company (Rhode Island)
     c. Metropolitan General Insurance Company (Rhode Island)
     d. First General Insurance Company (Georgia)
     e. Metropolitan P&C Insurance Services, Inc. (California)
     f. Metropolitan Lloyds, Inc. (Texas)
     g. Met P&C Managing General Agency, Inc. (Texas)

  2. Metropolitan Insurance and Annuity Company (Delaware)

     a. MetLife Europe I, Inc. (Delaware)
     b. MetLife Europe II, Inc. (Delaware)
     c. MetLife Europe III, Inc. (Delaware)
     d. MetLife Europe IV, Inc. (Delaware)
     e. MetLife Europe V, Inc. (Delaware)

  3. MetLife General Insurance Agency, Inc. (Delaware)

     a. MetLife General Insurance Agency of Alabama, Inc. (Alabama)
     b. MetLife General Insurance Agency of Kentucky, Inc. (Kentucky)
     c. MetLife General Insurance Agency of Mississippi, Inc. (Mississippi)
     d. MetLife General Insurance Agency of Texas, Inc. (Texas)
     e. MetLife General Insurance Agency of North Carolina, Inc. (North
        Carolina)
     f. MetLife General Insurance Agency of Massachusetts, Inc. (Massachusetts)

  4. Metropolitan Asset Management Corporation (Delaware)

     a. MetLife Capital Holdings, Inc. (Delaware)

        i. MetLife Capital Corporation (Delaware)

           (1) Searles Cogeneration, Inc. (Delaware)

                                     III-6

           (2) MLYC Cogen, Inc. (Delaware)
           (3) MCC Yerkes Inc. (Washington)
           (4) MetLife Capital, Limited Partnership (Delaware). Partnership interests in MetLife Capital, Limited Partnership are held by Metropolitan (90%) and MetLife Capital Corporation (10%).
           (5) CLJFinco, Inc. (Delaware)

             (a) MetLife Capital Credit L.P. (Delaware). Partnership interests in MetLife Capital Credit L.P. are held by Metropolitan (90%) and CLJ Finco, Inc. (10%).

           (6) MetLife Capital Portfolio Investments, Inc. (Nevada)

             (a) MetLife Capital Funding Corp. (Delaware)

           (7) MetLife Capital Funding Corp. II (Delaware)

        ii. MetLife Capital Financial Corporation (Delaware)
        iii. MetLife Financial Acceptance Corporation (Delaware). MetLife Capital Holdings, Inc. holds 100% of the voting preferred stock of MetLife Financial Acceptance Corporation. Metropolitan Property and Casualty Insurance Company holds 100% of the common stock of MetLife Financial Acceptance Corporation.
        iv. MetLife Capital International Ltd. (Delaware).

     b. MetLife Investment Management Corporation (Delaware)

        i. MetLife Investments Limited (United Kingdom). 23rd Street Investments, Inc. holds one share of MetLife Investments Limited.

     c. MetLife Investments Asia Limited (Hong Kong). One share of MetLife Investments Asia Limited is held by W&C Services, Inc., a nominee of Metropolitan Asset Management Corporation.
     d. GFM International Investors Limited (United Kingdom). The common stock of GFM International Investors Limited ("GFM") is held by Metropolitan (99.5%) and by the former CEO of GFM (.5%). GFM is a sub-investment manager for the International Stock Portfolio of Metropolitan Series Fund, Inc.

        i. GFM Investments Limited (United Kingdom)

  5. SSRM Holdings, Inc. (Delaware)

     a. State Street Research & Management Company (Delaware). Is a sub-investment manager for the Growth, Income, Diversified and Aggressive Growth Portfolios of Metropolitan Series Fund, Inc.

        i. State Street Research Energy, Inc. (Massachusetts)
        ii. State Street Research Investment Services, Inc. (Massachusetts)
        iii. SSRM Management Company (Luxembourg).

     b. Metric Holdings, Inc. (Delaware)

        i. Metric Management Inc. (Delaware)
        ii. Metric Realty Corp. (Delaware)

           (1) Metric Realty Services, Inc. (Delaware). Metric Holdings, Inc. and Metric Realty Corp. each hold 50% of the common stock of Metric Realty Services, Inc.

             (a) Metric Colorado, Inc. (Colorado). Metric Realty Services, Inc.
                holds 80% of the common stock of Metric Colorado, Inc.

           (2) Metric AV, Inc.

        iii. Metric Realty (Illinois). Metric Realty Corp. and Metric Holdings, Inc. each hold 50% of the common stock of Metric Realty.

           (1) Metric Capital Corporation (California)

                                     III-7

           (2) Metric Assignor, Inc. (California)
           (3) Metric Institutional Realty Advisors, Inc. (California)
           (4) Metric Institutional Realty Advisors, L.P. (California). Metric Realty holds a 99% limited partnership interest and Metric Institutional Realty Advisors, Inc. holds a 1% interest as general partner in Metric Institutional Realty Advisors, L.P.
           (5) Metric Institutional Apartment Fund II, L.P. (California). Metric Realty holds a 1% interest as general partner and Metropolitan holds an approximately 14.6% limited partnership interest in Metric Institutional Apartment Fund II, L.P.

        iv. MetLife Realty Group, Inc. (Delaware)

  6. MetLife Holdings, Inc. (Delaware)

     a. MetLife Funding, Inc. (Delaware)
     b. MetLife Credit Corp. (Delaware)

  7. Metropolitan Tower Realty Company, Inc. (Delaware)
  8. Met Life Real Estate Advisors, Inc. (California)
  9. MetLife HealthCare Holdings, Inc. (Delaware)

B. Metropolitan Tower Life Insurance Company (Delaware)

C. MetLife Security Insurance Company of Louisiana (Louisiana)

D. MetLife Texas Holdings, Inc. (Delaware)

  1. Texas Life Insurance Company (Texas)

     a. Texas Life Agency Services, Inc. (Texas)
     b. Texas Life Agency Services of Kansas, Inc. (Kansas)

E. MetLife Securities, Inc. (Delaware)

F. 23rd Street Investments, Inc. (Delaware)

G. Metropolitan Life Holdings Limited (Ontario, Canada)

  1. Metropolitan Life Financial Services Limited (Ontario, Canada)
  2. Metropolitan Life Financial Management Limited (Ontario, Canada)

     a. Metropolitan Life Insurance Company of Canada (Canada)

  3. Morguard Investments Limited (Ontario, Canada) Shares of Morguard Investments Limited ("Morguard") are held by Metropolitan Life Holdings Limited (80%) and by employees of Morguard (20%).
  4. Services La Metropolitaine Quebec, Inc. (Quebec, Canada)
  5. 3309347 Canada, Inc. (Canada)

H. MetLife (UK) Limited (Great Britain). One share held by Metropolitan Tower Corp.

  1. Albany Life Assurance Company Limited (Great Britain)

     a. Albany Pension Managers and Trustees Limited (Great Britain)

  2. Albany Home Loans Limited (Great Britain)
  3. ACFC Corporate Finance Limited (Great Britain)
  4. Metropolitan Unit Trust Managers Limited (Great Britain)
  5. Albany International Assurance Limited (Isle of Man)
  6. MetLife Group Services Limited (Great Britain)

                                     III-8

I. Santander Met, S.A. (Spain). Shares of Santander Met, S.A. are held by Metropolitan (50%) and by an entity (50%) unaffiliated with Metropolitan.

  1. Seguros Genesis, S.A. (Spain)
  2. Genesis Seguros Generales, Sociedad Anomina de Seguros y Reaseguros (Spain)

J. Kolon-Met Life Insurance Company (Korea). Shares of Kolon-MetLife Insurance Company are held by Metropolitan (51%) and by an entity (49%) unaffiliated with Metropolitan.

K. Metropolitan Life Seguros de Vida S.A. (Argentina)

L. Metropolitan Life Seguros de Retiro S.A. (Argentina).

M. Met Life Holdings Luxembourg (Luxembourg)

N. Metropolitan Life Holdings, Netherlands BV (Netherlands)

O. MetLife International Holdings, Inc. (Delaware)

P. Metropolitan Life Insurance Company of Hong Kong Limited (Hong Kong)

Q. Metropolitan Realty Management, Inc. (Delaware)

  1. Edison Supply and Distribution, Inc. (Delaware)
  2. Cross & Brown Company (New York)

     a. Cross & Brown Associates of New York, Inc. (New York)
     b. Cross & Brown Construction Corp. (New York)
     c. CBNJ, Inc. (New Jersey)
     d. SubBrown Corp. (New York)

R. MetPark Funding, Inc. (Delaware)

S. 2154 Trading Corporation (New York)

T. Transmountain Land & Livestock Company (Montana)

U. Met West Agribusiness, Inc. (Delaware)

V. Farmers National Company (Nebraska)

  1. Farmers National Commodities, Inc. (Nebraska)

W. MetLife Trust Company, National Association. (United States)

X. PESCO Plus, L.C. (Florida). Metropolitan holds a 50% interest in PESCO Plus, L.C. and an unaffiliated party holds a 50% interest.

  1. Public Employees Equities Services Company (Florida)

Y. Benefit Services Corporation (Georgia)

Z. G.A. Holding Corporation (MA)

A.A. TNE-Y, Inc. (DE)

                                     III-9

A.B. CRH Companies, Inc. (MA)

A.C. NELRECO Troy, Inc. (MA)

A.D. TNE Funding Corporation (DE)

A.E. L/C Development Corporation (CA)

A.F. Boylston Capital Advisors, Inc. (MA)

  1. New England Portfolio Advisors, Inc. (MA)

A.G. CRB Co., Inc. (MA) AEW Real Estate Advisors, Inc. holds 49,000 preferred non-voting shares of CRB Co., Inc. AEW Advisors, Inc. holds 1,000 preferred non-voting shares of CRB Co., Inc.

A.H. DPA Holding Corp. (MA)

A.I. Lyon/Copley Development Corporation (CA)

A.J. NEL Partnership Investments I, Inc. (MA)

A.K. New England Life Mortgage Funding Corporation (MA)

A.L. Mercadian Capital L.P. (DE). Metropolitan holds a 95% limited partner interest and an unaffiliated third party holds 5% of Mercadian Capital L.P.

A.M. Mercadian Funding L.P. (DE). Metropolitan holds a 95% limited partner interest and an unaffiliated third party holds 5% of Mercadian Funding L.P.

A.N. MetLife New England Holdings, Inc. (DE)

  1. New England Life Insurance Company (MA)

     a. New England Securities Corporation (MA)
     b. Hereford Insurance Agency, Inc. (MA)
     c. Hereford Insurance Agency of Alabama, Inc. (AL)
     d. Hereford Insurance Agency of Minnesota, Inc. (MN)
     e. Newbury Insurance Company, Limited (Bermuda)
     f. TNE Information Services, Inc. (MA)
     g. Exeter Reassurance Company, Ltd. (MA)
     h. Omega Reinsurance Corporation (AZ)
     i. New England Pension and Annuity Company (DE)
     j. TNE Advisers, Inc. (MA)
     k. New England Investment Companies, Inc. (MA)

        1. New England Investment Companies, L.P. (DE) New England Investment Companies, Inc. hold a 0.29% general partnership interest in New England Investment Companies, L.P. MetLife New England Holdings, Inc. holds a 54.90% limited partnership interest in New England Investment Companies, L.P.

           a. NEIC Holdings, Inc. (MA)

             i. (1) Back Bay Advisors, Inc. (MA)
                (2) Back Bay Advisors, L.P. (DE) Back Bay Advisors, Inc. holds a
                   1% general partner interest and NEIC Holdings, Inc. holds a 99% limited partner interest in Back Bay Advisors, L.P.

                                     III-10

             ii. Reich & Tang Asset Management, Inc. (MA)

                (1) Reich & Tang Distributors, L.P. (DE) Reich & Tang Asset
                   Management Inc. holds a 1% general interest and Reich & Tang Asset Management, L.P. holds a 99.5% limited partner interest in Reich Tang Distributors, L.P.
                (2) Reich & Tang Asset Management L.P. Reich & Tang Asset
                   Management, Inc. holds a 0.5% general partner interest and NEIC Holdings, Inc. hold a 99.5% limited partner interest in Reich & Tang Asset Management, L.P.
                (3) Reich & Tang Services, L.P. (DE) Reich & Tang Asset
                   Management, Inc. holds a 1% general partner interest and Reich & Tang Asset Management, L.P. holds a 99% limited partner interest in Reich & Tang Services, L.P.

             iii. Loomis, Sayles & Company, Inc. (MA)

                (1) Loomis Sayles & Company, L.P. (DE) Loomis Sayles & Company,
                   Inc. holds a 1% general partner interest and Reich & Tang Asset Management, Inc. holds a 99% limited partner interest in Loomis Sayles & Company, L.P.

             iv. Westpeak Investment Advisors, Inc. (MA)

                (1) Westpeak Investment Advisors, L.P. (DE) Westpeak Investment
                   Advisors, Inc. holds a 1% general partner interest and Reich & Tang Asset Management, Inc. holds a 99% limited partner interest in Westpeak Investment Advisors, L.P.

             v. VNSM, Inc. (DE)

                (1) Vaughan, Nelson Scarborough & McConnell, L.P. (DE) VNSM,
                   Inc. holds a 1% general partner interest and Reich & Tang Asset Management Inc. holds Advisors, L.P. a 99% limited partner interest in Vaughan, Nelson Scarborough & McConnell, L.P.

             vi. MC Management, Inc. (MA)

                (1) MC Management, L.P. (DE)
                   MC Management, Inc. holds a 1% general partner interest and Reich & Tang Asset Management, Inc. holds a 99% limited partner interest in MC Management, L.P.

             vii. Harris Associates, Inc. (DE)

                (1) Harris Associates Securities L.P. (DE)
                   Harris Associates, Inc. holds a 1% general partner interest and Harris Associates L.P. holds a 99% limited partner interest in Harris Associates Securities, L.P.
                (2) Harris Associates L.P. (DE)
                   Harris Associates, Inc. holds a 0.33% general partner interest and New England Investment Company, L.P. Inc. holds a 99.67% limited partner interest in Harris Associates L.P.

                   (a) Harris Partners, Inc. (DE)
                   (b) Harris Partners L.L.C. (DE)
                      Harris Partners, Inc. holds a 1% membership interest and Harris Associates L.P. holds a 99% membership interest in Harris Partners L.L.C.

                      (i) Aurora Limited Partnership (DE)
                         Harris Partners L.L.C. holds a 1% general partner interest
                      (ii) Perseus Partners L.P. (DE)
                         Harris Partners L.L.C. holds a 1% general partner interest

                                     III-11

                      (iii) Pleiades Partners L.P. (DE) Harris Partners L.L.C.
                         holds a 1% general partner interest
                      (iv) Stellar Partners L.P. (DE) Harris Partners L.L.C.
                         holds a 1% general partner interest
                      (v) SPA Partners L.P. (DE) Harris Partners L.L.C. holds a
                         1% general partner interest

             viii. Graystone Partners, Inc. (MA)

                (1) Graystone Partners, L.P. (DE) Graystone Partners, Inc. holds a 1% general partner interest and New England Investment Company, L.P. holds a 99% limited partner interest in Graystone Partners, L.P.

             ix. NEF Corporation (MA)

                (1) New England Funds, L.P. (DE) NEF Corporation holds a 1%
                   general partner interest and New England Investment Company, L.P. holds a 99% limited partner interest in New England Funds, L.P.
                (2) New England Funds Management, L.P. (DE) NEF Corporation
                   holds a 1% general partner interest and New England Investment Company, L.P. holds a 99% limited partner interest in New England Funds Management, L.P.

     l. Capital Growth Management, L.P. (DE) New England Investment Companies, L.P. holds a 50% limited partner interest in Capital Growth Management, L.P.
     m. AEW Capital Management L.P. (DE) New England Investment Companies, L.P. holds a 99% limited partner interest and AEW Capital Management, Inc. holds a 1% general partner interest in AEW Capital Management, L.P.

        1. AEW Investment Group, Inc. (MA)

           a. BBC Investment Advisors, Inc. (MA)
           b. Copley/Ochard Investors, Inc. (MA)

             i. Copley/Ochard Investors, L.P. (DE)
                Copley/Ochard Investors, Inc. holds a 1% general partner interest in Copley/Ochard Investors, L.P.

           c. AEW Real Estate Advisors, Inc. (MA)

             i. AEW Advisors, Inc. (MA)

                (1) Copley Management Partnership (MA)
                   Copley Advisors, Inc. holds a 1% general partner interest in Copley Management Partnership.
                (2) Coptel Associates L.P. (DE)
                   Copley Advisors, Inc. holds a 1% general partner interest in Coptel Associates L.P.
                (3) CIIF Associates (MA)
                   Copley Advisors, Inc. holds a .15% general partner interest in CIIF Associates.
                (4) CIIF Associates II Limited Partnership (DE)
                   Copley Advisors, Inc. holds a .15% general partner interest in CIIF Associates II Limited Partnership.

                                     III-12

                (5) CIIF McInnes Associates (MA) AEW Advisors, Inc. holds a .15%
                   general partnership interest in CIIF McInnes Associates.
                (6) CIIF Oxnard Associates (MA) AEW Advisors, Inc. holds a .15%
                   general partnership in CIIF Oxnard Associates.
                (7) CIIF II Crossroads Limited Partnership (DE) AEW Advisors,
                   Inc. holds a 1% general partnership in CIIF II Crossroads Limited Partnership.
                (8) CIIF II Tech Center Associates L.P. (DE) AEW Advisors, Inc.
                   holds a 1% general partnership in CIIF II Tech Center Associates L.P.
                (9) CIIF II Tech Center, Inc. (MA) AEW Advisors, Inc. holds a 5%
                   interest in CIIF II Tech Center Associates, Inc.

             ii. Copley Properties Company, Inc. (MA)

                (1) New England Life Pension Properties (MA) Copley Properties
                   Company, Inc. holds a 1% general partner interest in New England Life Pension Properties.

             iii. Copley Properties Company II, Inc. (MA)

                (1) New England Life Pension Properties II (MA) Copley
                   Properties Company II, Inc. holds a 1% general partner interest in New England Life Pension Properties II.

             iv. Copley Properties Company III, Inc. (MA)

                (1) New England Life Pension Properties III (MA) Copley
                   Properties Company III, Inc. holds a 1% general partner interest in New England Life Pension Properties III.

             v. Copley Securities Corporation (MA)
             vi. Copley Margarita Associates L.P. (MA) AEW Real Estate Advisors,
                Inc. holds a 0.001% general partner interest in Copley Margarita Associates L.P.
             vii. Fourth Copley Corp. (MA)

                (1) New England Life Pension Properties IV (MA) Fourth Copley
                   Corp. holds a 1% general partner interest in New England Life Pension Properties IV.

             viii. Fifth Copley Corp. (MA)

                (1) New England Life Pension Properties V (MA) Fifth Copley
                   Corp. holds a 1% general partner interest in New England Life Pension Properties V.

             ix. Sixth Copley Corp. (MA)

                (1) Copley Pension Properties VI (MA) Sixth Copley Corp. holds a
                   1% general partner interest in Copley Pension Properties VI.

             x. Seventh Copley Corp. (MA)

                (1) Copley Pension Properties VII (MA) Seventh Copley Corp.
                   holds a 1% general partner interest in Copley Pension Properties VII.

                                     III-13

             xi. Eighth Copley Corp. (MA)
             xii. First Income Corp. (MA)

                (1) Copley Realty Income Partners 1 (MA) First Income Corp.
                   holds a 1% general partner interest in Copley Realty Income Partners 1.

             xiii. Second Income Corp. (MA)

                (1) Copley Realty Income Partners 2 (MA) Second Income Corp.
                   holds a 1% general partner interest in Copley Realty Income Partners 2.

             xiv. Third Income Corp. (MA)

                (1) Copley Realty Income Partners 3 (MA) Third Income Corp.
                   holds a 1% general partner interest in Copley Realty Income Partners 3.

             xv. Fourth Income Corp. (MA)

                (1) Copley Realty Income Partners 4 (MA) Fourth Income Corp.
                   holds a 1% general partner interest in Copley Realty Income Partners 4.

             xvi. Third Singleton Corp. (MA)

                (1) Copley Business Parks Associates L.P. (MA) Third Singleton
                   Corp. holds a 1% general partner interest in Copley Business Parks Associates L.P.

             xvii. Fourth Singleton Corp. (MA)
             xviii. Fifth Singleton Corp. (MA)

                (1) Copley Regional Centers Associates L.P. (MA) Fifth Singleton
                   Corp. holds a 1% general partner interest in Copley Regional Centers Associates L.P.

             xix. Sixth Singleton Corp. (MA)

                (1) Copley Commerce Centers Associates L.P. (MA)
                   Sixth Singleton Corp. holds a 1% general partner interest in Copley Commerce Centers Associates L.P.

             xx. CTR Corp. (MA)
             xxi. New England Investment Associates, Inc. (DE)
             xxii. BCOP Associates L.P. (MA)
                AEW Real Estate Advisors, Inc. holds a 1% general partner interest in BCOP Associates L.P.
             xxiii. AEW Real Estate Advisors Limited Partnership
                AEW Real estate Advisors, Inc. holds a 25% general partner interest in AEW Real Estate Advisors, Limited Partnership.

           d. BBC Investment Advisors, Inc. (MA)
             AEW Investment Group, Inc. holds a 60% general partner interest in BBC Investment Advisors, Inc. and Back Bay Advisors, L.P. holds a 40% limited partner interest.

     n. AEW Capital Management, Inc. (MA)

        (i) Copley Management and Advisors, L.P. (DE)
           AEW Capital Management, Inc. holds a 75% limited partner interest and AEW Investment Group, Inc. holds a 25% general partner interest in Copley Management and Advisors, L.P.

                                     III-14

           (a) BBC Investment Advisors, L.P. (DE) Copley Management Advisors, L.P. holds a 59.4% limited partner interest, Back Bay Advisors, L.P. holds a 39.6% limited partner interest and BBC Investment Advisors, Inc. holds a 1% general partner interest in BBC Investment Advisors, L.P.

  2. Copley Public Partners Holding, L.P. (DE) AEW Capital Management, L.P. holds a 75% limited partner interest and AEW Investment Group, Inc. holds a 25% general partner interest.
  3. AEW Hotel Investment Corporation. In addition to the entities listed above, Metropolitan (or where indicated an affiliate) also owns an interest in the following entities, among others:

     (1) CP&S Communications, Inc., a New York corporation, holds federal radio communications licenses for equipment used in Metropolitan owned facilities and airplanes. It is not engaged in any business.
     (2) Quadreal Corp., a New York corporation, is the fee holder of a parcel of real property subject to a 999 year prepaid lease. It is wholly owned by Metropolitan, having been acquired by a wholly owned subsidiary of Metropolitan in 1973 in connection with a real estate investment and transferred to Metropolitan in 1988.
     (3) Met Life International Real Estate Equity Shares, Inc., a Delaware corporation, is a real estate investment trust. Metropolitan owns approximately 18.4% of the outstanding common stock of this company and has the right to designate 2 of the 5 members of its Board of Directors.
     (4) Metropolitan Structures is a general partnership in which Metropolitan owns a 50% interest. Metropolitan Structures owns 100% of the common stock of Cicero/Cermak Corporation, an Illinois corporation.
     (5) Seguros Genesis, S.A., (Mexico), is a Mexican insurer in which Metropolitan and two of its subsidiaries collectively own a 24.5% interest and have the right to designate 2 of the 9 members of the Board of Directors.
     (6) Interbroker, Correduria de Reaseguros, S.A., is a Spanish insurance brokerage company in which Santander Met, S.A., a subsidiary of Metropolitan in which Metropolitan owns a 50% interest and has the right to designate 2 of the 4 members of the Board of Directors.
     (7) Metropolitan owns varying interests in certain mutual funds distributed by its affiliates. These ownership interests are generally expected to decrease as shares of the funds are purchased by unaffiliated investors.
     (8) Metropolitan Lloyds Insurance Company of Texas, an affiliated association, provides homeowner and related insurance for the Texas market. It is an association of individuals designated as underwriters, Metropolitan Lloyds, Inc., a subsidiary of Metropolitan Property and Casualty Insurance Company ("MET P&C"), serves as the attorney-in-fact and manages the association.
     (9) Mezzanine Investment Limited Partnerships ("MILPs"), Delaware limited partnerships, are investment vehicles through which investments in certain entities are held. A wholly owned subsidiary of Metropolitan serves as the general partner of the limited partnerships and Metropolitan directly owns a 99% limited partnership interest in each MILP. The MILPs have various ownership interests in certain companies. The various MILPs own, directly or indirectly, more than 50% of the voting stock of the following companies, Coating Technologies International, Inc.; Dan River, Inc.; Igloo Holdings, Inc. and its subsidiary, Igloo Products Corp.; Blodgett Holdings, Inc., and its subsidiaries, GS Blodgett Corporation, GS Blodgett International Ltd., GS Blodgett Inc., Pitco Frialator, Inc., Frialator International Limited, Magikitch'n, Inc., and Cloverleaf Properties, Inc.; and Briggs Holdings, Inc., and its subsidiary, Briggs Plumbing Products, Inc.

NOTE: THE METROPOLITAN LIFE ORGANIZATION CHART DOES NOT INCLUDE REAL ESTATE
     JOINT VENTURES AND PARTNERSHIPS OF WHICH METROPOLITAN LIFE AND/OR ITS SUBSIDIARIES IS AN INVESTMENT PARTNER. IN ADDITION, CERTAIN INACTIVE SUBSIDIARIES HAVE ALSO BEEN OMITTED.

                                     III-15

ITEM 27. NUMBER OF CONTRACTOWNERS

  As of March 31, 1997, there were 23,272 owners of tax-qualified Contracts and 12,079 owners of non-qualified Contracts.

ITEM 28. INDEMNIFICATION

  Metropolitan Life Insurance Company ("MetLife") maintains a directors' and officers' liability policy with a maximum coverage of $100 million under which MetLife and New England Securities Corporation, the Registrant's underwriter (the "Underwriter"), as well as certain other subsidiaries of MetLife are covered. A provision in MetLife's by-laws provides for the indemnification (under certain circumstances) of individuals serving as directors or officers of certain organizations, including MetLife and the Underwriter.

  MetLife has secured a Financial Institutions Bond in the amount of $50,000,000 subject to a $5,000,000 deductible.

  Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of MetLife pursuant to the foregoing provisions, or otherwise, MetLife has been advised that in the opinion of the Securities and Exchange Commission such indemnification may be against public policy as expressed in the Act and may be, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by MetLife of expenses incurred or paid by a director, officer or controlling person or MetLife in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, MetLife will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 29. PRINCIPAL UNDERWRITERS

  (a) New England Securities Corporation also serves as principal underwriter for:

     New England Zenith Fund
     New England Variable Annuity Fund I
     New England Retirement Investment Account
     New England Variable Life Separate Account
     New England Variable Annuity Separate Account

  (b) The directors and officers of the Registrant's principal underwriter, New England Securities Corporation, and their addresses are as follows:




                                                                        POSITIONS AND
                        POSITIONS AND OFFICES WITH PRINCIPAL            OFFICES WITH
NAME                    UNDERWRITER                                      REGISTRANT
----                    ------------------------------------           -------------
Thomas W. McConnell*    Director, President and CEO                         None
Frederick K.
 Zimmermann**           Chairman of Board, Director                         None
Bradley W. Anderson*    Vice President                                      None
Beverly J. DeWitt**     Assistant Secretary                                 None
Anne M. Goggin**        Vice President, General Counsel, Secretary          None
                        and Clerk
Mark F. Greco*          Vice President                                      None
Laura A. Hutner*        Vice President                                      None
Mitchell A. Karman**    Vice President                                      None
Albert R. Margeson,     Senior Vice President                               None
 Jr.*
Robert F. Regan***      Vice President                                      None
Jonathan M. Rozek*      Vice President                                      None
Andrea M. Ruesch*       Vice President                                      None
Robert E. Schneider**   Director                                            None
Michael E. Toland*      Vice President, Chief Compliance Officer,
                        Chief Financial Officer, Treasurer, Assistant
                        Secretary and Assistant Clerk                       None
Principal Business
 Address:               *399 Boylston Street, Boston, MA 02116
                        **501 Boylston Street, Boston, MA 02117
                        ***500 Boylston Street, Boston, MA 02117


                                     III-16

(c)




       (1)              (2)            (3)            (4)             (5)
                        NET
     NAME OF       UNDERWRITING   COMPENSATION
    PRINCIPAL       DISCOUNTS &   REDEMPTION OR    BROKERAGE         OTHER
   UNDERWRITER      COMMISSIONS   ANNUITIZATION   COMMISSIONS    COMPENSATION
   -----------     ------------   -------------   -----------    ------------
New England
 Securities Corp.    5,927,575         -0-            -0-             -0-



  Commissions are paid by the Company directly to agents who are registered representatives of the principal underwriter, or to broker-dealers that have entered into a selling agreement with the principal underwriter with respect to sales of the Contracts.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

  The following companies will maintain possession of the documents required by
Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder:

  (a) Registrant

  (b) New England Life Insurance Company
      501 Boylston Street
      Boston, Massachusetts 02116

  (c) State Street Bank & Trust Company
      225 Franklin Street
      Boston, Massachusetts 02110

  (d) New England Securities Corporation
      399 Boylston Street
      Boston, Massachusetts 02116

ITEM 31. MANAGEMENT SERVICES

  Not applicable

ITEM 32. UNDERTAKINGS

  Registrant hereby makes the following undertakings:

  (1) To file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements contained in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted;

  (2) To include either (a) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information or (b) a postcard or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information;

  (3) To deliver a Statement of Additional Information and any financial statements required to be made available under this Form N-4 promptly upon written or oral request;

  (4) To offer Contracts to participants in the Texas Optional Retirement program in reliance upon Rule 6c-7 of the Investment Company Act of 1940 and to comply with paragraphs (a)-(d) of that Rule; and

  (5) To comply with and rely upon the Securities and Exchange Commission No-Action letter to The American Council of Life Insurance, dated November 28, 1988, regarding Sections 22(e), 27(c)(1) and 27(d) of the Investment Company Act of 1940.

  Metropolitan Life Insurance Company represents that the fees and charges deducted under the Contracts described in this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses to be incurred, and the risks assumed by Metropolitan under the Contracts.

                                     III-17

                                   SIGNATURES

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933 AND THE INVESTMENT COMPANY ACT OF 1940, THE REGISTRANT, THE NEW ENGLAND VARIABLE ACCOUNT, CERTIFIES THAT IT MEETS THE REQUIREMENTS OF SECURITIES ACT RULE 485(B) FOR EFFECTIVENESS OF THIS REGISTRATION STATEMENT AND HAS CAUSED THIS AMENDMENT TO ITS REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF, IN THE CITY OF NEW YORK, AND STATE OF NEW YORK ON THIS 30TH DAY OF APRIL, 1997.




                                THE NEW ENGLAND VARIABLE ACCOUNT

                                By:     METROPOLITAN LIFE INSURANCE COMPANY
                                                    (Depositor)


                                By:              /S/ GARY A. BELLER
                                     ------------------------------------------
                                                GARY A. BELLER, ESQ.
                                              EXECUTIVE VICE PRESIDENT
                                                AND GENERAL COUNSEL






                                     III-18

                                   SIGNATURES

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933 AND THE INVESTMENT COMPANY ACT OF 1940, METROPOLITAN LIFE INSURANCE COMPANY CERTIFIES THAT IT MEETS THE REQUIREMENTS OF SECURITIES ACT RULE 485(B) FOR EFFECTIVENESS OF THIS REGISTRATION STATEMENT AND HAS CAUSED THIS AMENDMENT TO ITS REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF, IN THE CITY OF NEW YORK, AND THE STATE OF NEW YORK ON THIS THE 30TH DAY OF APRIL, 1997.




                                       Metropolitan Life Insurance Company

                                       By:          /S/ GARY A. BELLER
                                            ----------------------------------
                                                   GARY A. BELLER, ESQ.
                                                 EXECUTIVE VICE PRESIDENT
                                                   AND GENERAL COUNSEL




  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATES INDICATED.




        SIGNATURE                          TITLE                      DATE
        ---------                          -----                      ----

            *               Chairman, President, Chief
--------------------------   Executive Officer and Director
      HARRY P. KAMEN

            *               Senior Executive Vice-President and
--------------------------   Chief Financial Officer (Principal
    STEWART G. NAGLER        Financial Officer)

            *               Senior Executive Vice-President and
--------------------------   Controller (Principal Accounting
   FREDERICK P. HAUSER       Officer)

            *               Director
--------------------------
    CURTIS H. BARNETTE

            *               Director
--------------------------
       GERALD CLARK

            *               Director
--------------------------
     JOAN GANZ COONEY

            *               Director
--------------------------
   BURTON A. DOLE, JR.

            *               Director
--------------------------
    JAMES R. HOUGHTON



                                     III-19

           SIGNATURE                         TITLE                   DATE
           ---------                         -----                   ----

               *                  Director
--------------------------------
        HELENE L. KAPLAN

               *                  Director
--------------------------------
      CHARLES H. LEIGHTON

               *                  Director
--------------------------------
       RICHARD J. MAHONEY

               *                  Director
--------------------------------
        ALLEN E. MURRAY

               *                  Director
--------------------------------
      JOHN J. PHELAN, JR.

               *                  Director
--------------------------------
        JOHN B. M. PLACE

               *                  Director
--------------------------------
         HUGH B. PRICE

               *                  Director
--------------------------------
       ROBERT G. SCHWARTZ

               *                  Director
--------------------------------
        RUTH J. SIMMONS

               *                  Director
--------------------------------
       WILLIAM S. SNEATH

               *                  Director
--------------------------------
     WILLIAM C. STEERE, JR.
*By
     /S/ CHRISTOPHER P. NICHOLAS                                April 30, 1997
     -----------------------------
      CHRISTOPHER P. NICHOLAS,
                ESQ.
          ATTORNEY-IN-FACT




                                     III-20

                                 EXHIBIT INDEX

  (1) (i) Resolutions of the Board of Directors of New England Mutual Life Insurance Company authorizing the Registrant are incorporated herein by reference to the Registration Statement on Form N-4 (No. 333-11131) filed on August 30, 1996.

     (ii) Resolutions of the Depositor adopting the Registrant as a separate account are incorporated herein by reference to the Registration Statement on Form N-4 (No. 333-11131) filed on August 30, 1996.

  (2) None

  (3) (i) Distribution Agreement is incorporated herein by reference to the Registration Statement on Form N-4 (No. 333-11131) filed on August 30, 1996.

     (ii) Forms of Selling Agreement with other broker-dealers are incorporated herein by reference to Pre-Effective Amendment No. 1 (July 7, 1988) and Post-Effective Amendment No. 8 (February 23, 1993) to Registration Statement on Form N-4 (No. 33-17377).

  (4) (i) Form of New England Mutual Life Insurance Company Variable Annuity Contract, Application and Riders, is incorporated herein by reference to Post-Effective Amendment No. 1 to the Registration Statement on Form N-4 (No. 33-17377) filed on April 28, 1989.

     (ii) Form of New England Mutual Life Insurance Company Contract Loan Endorsement is incorporated by reference to Post-Effective Amendment No. 3 to the Registration Statement on Form N-4 (No. 33-17377) filed on April 27, 1990.

     (iii) Forms of New England Mutual Life Insurance Company Endorsements (Fixed Account, Individual Retirement Annuity, Tax-Sheltered Annuity and Death of Owner) are incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement on Form N-4 (No. 33-17377) filed on March 1, 1991.

     (iv) Forms of New England Mutual Life Insurance Company Endorsements (New Contract Loan, Benefits for Disability of Annuitant) are incorporated herein by reference to Post-Effective Amendment No. 6 to the Registration Statement on Form N-4 (No. 33-17377) filed on February 25, 1992.

     (v) Form of Metropolitan Life Insurance Company Endorsement to New England Mutual Life Insurance Company Variable Annuity Contract (See (4)(i) above) is incorporated herein by reference to the Registration Statement on Form N-4 (No. 333-11131) filed on August 30, 1996.

     (vi) Metropolitan Life Insurance Company Variable Annuity Contract and Application are incorporated herein by reference to the Registration Statement on Form N-4 (No. 333-11131) filed on August 30, 1996.

     (vii) Forms of Metropolitan Life Insurance Company Endorsements (Fixed Account, Contract Loans, Tax-Sheltered Annuity, Periodic Reports and Postponement of Surrender) are incorporated herein by reference to the Registration Statement on Form N-4 (No. 333-11131) filed on August 30, 1996.

  (5) (i) For New England Mutual Life Insurance Company Application, see (4)(i) above.

     (ii) For Metropolitan Life Insurance Company Application, see (4)(vi) above.

  (6) (i) Charter and By-Laws of Metropolitan Life Insurance Company are incorporated herein by reference to the Registration Statement on Form N-4 (No. 333-11131) filed on August 30, 1996.

     (ii) By-Laws Amendment is incorporated herein by reference to the Registration Statement on Form N-4 (No. 333-11131) filed on August 30, 1996.

  (7) None

  (8) (i) Administrative Services Agreement is incorporated herein by reference to the Registration Statement on Form N-4 (No. 333-11131) filed on August 30, 1996.

     (ii) Participation Agreement Among Variable Insurance Products Fund, Fidelity Distributors Corporation and New England Mutual Life Insurance Company is incorporated by reference to Post-Effective Amendment No. 10 to Registration Statement on Form N-4 (No. 33-17377) filed on March 2, 1994.

     (iii) Amendment No. 1 to Participation Agreement Among Variable Insurance Products Fund, Fidelity Distributors Corporation and New England Mutual Life Insurance Company is incorporated by reference to Post-Effective Amendment No. 15 to Registration Statement on Form N-4 (No. 33-17377) filed on April 1, 1996.

     (iv) Assignment of Participation Agreement from New England Mutual Life Insurance Company to Metropolitan Life Insurance Company is incorporated herein by reference to the Registration Statement on Form N-4 (No. 333-11131) filed on August 30, 1996.

  (9) Opinion and consent of Christopher P. Nicholas.

  (10) (i) Consent of Coopers & Lybrand, L.L.P.

     (ii) Consent of Deloitte & Touche LLP.

     (iii) Consent of Sutherland, Asbill & Brennan, L.L.P.

  (11) None

  (12) None

  (13) Schedule of computations for performance quotations is incorporated by reference to Post-Effective Amendment No. 14 to Registration Statement on Form N-4 (No. 33-17377) filed on October 28, 1994.

  (14) Powers of Attorney. Additional Powers of Attorney are incorporated herein by reference to Registration Statement on Form N-4 (No. 333-11131) filed on August 30, 1996.

  (27) Financial Data Schedule